[UBS GLOBAL ASSET MANAGEMENT LOGO]

THE UBS FUNDS

  UBS U.S. BOND FUND
  UBS HIGH YIELD FUND

  UBS U.S. LARGE CAP EQUITY FUND
     (FORMERLY, UBS U.S. EQUITY FUND)
  UBS U.S. LARGE CAP VALUE EQUITY FUND
     (FORMERLY, UBS U.S. VALUE EQUITY FUND)

  UBS U.S. LARGE CAP GROWTH FUND
  UBS U.S. SMALL CAP EQUITY FUND
  UBS U.S. SMALL CAP GROWTH FUND
  UBS U.S. REAL ESTATE EQUITY FUND
  UBS GLOBAL ALLOCATION FUND
  UBS GLOBAL EQUITY FUND
  UBS GLOBAL BOND FUND
  UBS INTERNATIONAL EQUITY FUND
  UBS EMERGING MARKETS DEBT FUND
  UBS EMERGING MARKETS EQUITY FUND

PROSPECTUS

OCTOBER 28, 2004

THIS PROSPECTUS OFFERS CLASS A, CLASS B, CLASS C AND CLASS Y SHARES IN THE FOURTEEN FUNDS LISTED ABOVE. EACH CLASS HAS DIFFERENT SALES CHARGES AND ONGOING EXPENSES. YOU CAN CHOOSE THE CLASS THAT IS BEST FOR YOU BASED ON HOW MUCH YOU PLAN TO INVEST AND HOW LONG YOU PLAN TO HOLD YOUR FUND SHARES. CLASS Y SHARES ARE AVAILABLE ONLY TO CERTAIN TYPES OF INVESTORS.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS COMPLETE OR ACCURATE. TO STATE OTHERWISE IS A CRIME.


              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

THE UBS FUNDS

CONTENTS

THE UBS FUNDS
WHAT EVERY INVESTOR SHOULD KNOW ABOUT THE FUNDS

                                                                                                PAGE
                                                                                                ----
        UBS U.S. Bond Fund
              Investment Objective, Strategies, Securities Selection and Risks                  5
              Performance                                                                       7
              Expenses and Fee Tables                                                           9

        UBS High Yield Fund
              Investment Objective, Strategies, Securities Selection and Risks                  11
              Performance                                                                       13
              Expenses and Fee Tables                                                           15

        UBS U.S. Large Cap Equity Fund
              Investment Objective, Strategies, Securities Selection and Risks                  17
              Performance                                                                       18
              Expenses and Fee Tables                                                           20

        UBS U.S. Large Cap Value Equity Fund
              Investment Objective, Strategies, Securities Selection and Risks                  22
              Performance                                                                       23
              Expenses and Fee Tables                                                           25

        UBS U.S. Large Cap Growth Fund
              Investment Objective, Strategies, Securities Selection and Risks                  27
              Performance                                                                       28
              Expenses and Fee Tables                                                           30

        UBS U.S. Small Cap Equity Fund
              Investment Objective, Strategies, Securities Selection and Risks                  32
              Performance                                                                       33
              Expenses and Fee Tables                                                           34

        UBS U.S. Small Cap Growth Fund
              Investment Objective, Strategies, Securities Selection and Risks                  36
              Performance                                                                       37
              Expenses and Fee Tables                                                           39

        UBS U.S. Real Estate Equity Fund
              Investment Objective, Strategies, Securities Selection and Risks                  41
              Performance                                                                       43
              Expenses and Fee Tables                                                           44

                                                                                                PAGE
                                                                                                ----
        UBS Global Allocation Fund
              Investment Objective, Strategies, Securities Selection and Risks                  46
              Performance                                                                       48
              Expenses and Fee Tables                                                           51

        UBS Global Equity Fund
              Investment Objective, Strategies, Securities Selection and Risks                  53
              Performance                                                                       54
              Expenses and Fee Tables                                                           56

        UBS Global Bond Fund
              Investment Objective, Strategies, Securities Selection and Risks                  58
              Performance                                                                       60
              Expenses and Fee Tables                                                           62

        UBS International Equity Fund
              Investment Objective, Strategies, Securities Selection and Risks                  64
              Performance                                                                       65
              Expenses and Fee Tables                                                           67

        UBS Emerging Markets Debt Fund
              Investment Objective, Strategies, Securities Selection and Risks                  69
              Performance                                                                       71
              Expenses and Fee Tables                                                           72

        UBS Emerging Markets Equity Fund
              Investment Objective, Strategies, Securities Selection and Risks                  74
              Performance                                                                       77
              Expenses and Fee Tables                                                           78

YOUR INVESTMENT

INFORMATION FOR MANAGING YOUR FUND ACCOUNT

        Managing Your Fund Account                                                              80
        -Flexible Pricing
        -Buying Shares
        -Selling Shares
        -Exchanging Shares
        -Pricing and Valuation

ADDITIONAL INFORMATION

ADDITIONAL IMPORTANT INFORMATION ABOUT THE FUNDS

                                                                                                PAGE
                                                                                                ----
        Management                                                                              90

        Dividends and Taxes                                                                     93

        Supplemental Investment Advisor Performance Information                                 94

        Financial Highlights                                                                    120

        Where to learn more about the Funds                                                     Back Cover

          THE FUNDS ARE NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM.

UBS U.S. BOND FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in U.S. fixed income securities. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of more than one year. Investments in fixed income securities may include debt securities of the U.S. government, its agencies and instrumentalities, debt securities of U.S. corporations, mortgage-backed securities and asset-backed securities. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

The Fund generally invests in investment-grade fixed income securities. Investment-grade fixed income securities possess a minimum rating of BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are determined to be of comparable quality by UBS Global Asset Management (Americas) Inc., the Fund's investment advisor (the "Advisor").

SECURITIES SELECTION

In selecting securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major domestic bond markets. The model employs a qualitative and quantitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook.

The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. Duration management involves adjusting the sensitivity to interest rates of the holdings. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risk.

Depending on market conditions, undervalued securities may be found in different sectors and with different durations. Therefore, all investment decisions are interrelated and made using ongoing sector, security and duration research.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

- U.S. GOVERNMENT AGENCY OBLIGATIONS RISK--Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

[CHART]

TOTAL RETURN OF CLASS Y SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

CALENDAR YEAR      TOTAL RETURN
    1996               3.53%
    1997               9.64%
    1998               8.37%
    1999              -1.04%
    2000              10.82%
    2001               8.42%
    2002               9.31%
    2003               3.92%

Total Return January 1 to September 30, 2004: 3.32%
Best quarter during calendar years shown: 3rd Quarter 2001: 5.02%
Worst quarter during calendar years shown: 1st Quarter 1996: -2.23%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2003


CLASS Y SHARES
(INCEPTION DATE: 8/31/95)                                      1 YEAR      5 YEAR     LIFE OF CLASS
-----------------------------------------------------------   --------    --------    -------------
Return Before Taxes                                               3.92%       6.20%           6.97%
Return After Taxes on Distributions                               2.37%       3.91%           4.62%
Return After Taxes on Distributions and Sale of Fund Shares       2.53%       3.84%           4.50%
Lehman U.S. Aggregate Bond Index* (1)                             4.10%       6.62%           7.24%

CLASS A SHARES**
(INCEPTION DATE: 6/30/97)
Return Before Taxes                                             - 0.91%       4.95%           6.08%
Lehman U.S. Aggregate Bond Index* (1)                             4.10%       6.62%           7.42%

CLASS B SHARES**
(INCEPTION DATE: 11/6/01)
Return Before Taxes                                             - 1.97%        N/A            2.70%
Lehman U.S. Aggregate Bond Index* (1)                             4.10%        N/A            5.56%

CLASS C SHARES**
(INCEPTION DATE: 11/8/01)
Return Before Taxes                                               2.49%        N/A            4.25%
Lehman U.S. Aggregate Bond Index* (1)                             4.10%        N/A            5.55%

  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 4.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

(1) The Lehman U.S. Aggregate Bond Index is an unmanaged index of investment grade fixed rate debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*


                                                                     CLASS A    CLASS B    CLASS C    CLASS Y
                                                                    --------   --------   --------   --------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a % of offering price)                                           4.50%      None       None       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
   (as a % of purchase or sales price, whichever is less)               None**     5.00%      0.75%      None
Exchange Fee                                                            None       None       None       None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)***


                                                                     CLASS A    CLASS B    CLASS C    CLASS Y
                                                                    --------   --------   --------   --------
Management Fees                                                         0.50%      0.50%      0.50%      0.50%
Distribution and/or Service (12b-1) Fees                                0.25%      1.00%      0.75%      None
Other Expenses****                                                      0.36%      0.50%      0.40%      0.30%
                                                                    --------   --------   --------   --------
Total Annual Fund Operating Expenses                                    1.11%      2.00%      1.65%      0.80%
                                                                    ========   ========   ========   ========
Management Fee Waiver/Expense Reimbursements                            0.26%      0.40%      0.30%      0.20%
                                                                    --------   --------   --------   --------
Net Expenses*****                                                       0.85%      1.60%      1.35%      0.60%
                                                                    ========   ========   ========   ========


    * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
   ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
  *** The operating expenses shown are based on expenses incurred during the
      Fund's most recent fiscal year ending June 30, 2004.
 **** Includes an administrative fee of 0.075% paid by the Fund to UBS Global
      Asset Management (US) Inc. ("UBS Global AM").
***** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for the fiscal year ending June 30, 2005, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                               ----------   ----------   ----------   ----------
Class A                                                        $      533   $      762   $    1,010   $    1,719
Class B (assuming sale of all shares at end of period)                663          889        1,241        1,852
Class B (assuming no sale of shares)                                  163          589        1,041        1,852
Class C (assuming sale of all shares at end of period)                212          491          869        1,929
Class C (assuming no sale of shares)                                  137          491          869        1,929
Class Y                                                                61          235          425          971

UBS HIGH YIELD FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to provide high current income, as well as capital growth when consistent with high current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a portfolio of higher yielding, lower-rated debt securities issued by foreign and domestic companies. Under normal conditions, at least 80% of the Fund's net assets (plus borrowings for investment purposes, if any) are invested in fixed income securities that provide higher yields and are lower-rated. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of more than one year. Up to 25% of the Fund's total assets may be invested in foreign securities, which may include securities of issuers in emerging markets. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Lower-rated bonds are bonds rated in the lower rating categories of Moody's and S&P, including securities rated Ba or lower by Moody's or BB or lower by S&P. Securities rated in these categories are considered to be of poorer quality and predominantly speculative. Bonds in these categories may also be called "high yield bonds" or "junk bonds."

SECURITIES SELECTION

The Fund will invest in securities that the Advisor expects will appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. In selecting securities, the Advisor uses a quantitative and qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates), as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook, may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities, assessing management strength, market position, competitive environment and financial flexibility.

The Advisor's fixed income strategies combine judgements about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. The Advisor also determines optimal sector, security and rating weightings based on its assessment of macro and microeconomic factors.

Depending on market conditions, undervalued securities may be found in different sectors. Therefore, all investment decisions are interrelated and made using ongoing sector, security and rating evaluation.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

- CREDIT RISK--The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

[CHART]

TOTAL RETURN OF CLASS Y SHARES (1998 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

CALENDAR YEAR   TOTAL RETURN
     1998          7.76%
     1999          4.85%
     2000         -5.18%
     2001          4.15%
     2002         -0.78%
     2003         23.16%

Total Return January 1 to September 30, 2004: 7.33%
Best quarter during calendar years shown: 4th Quarter 2001: 7.36%
Worst quarter during calendar years shown: 2nd Quarter 2002: - 5.08%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2003


CLASS Y SHARES
(INCEPTION DATE: 9/30/97)                                      1 YEAR      5 YEAR     LIFE OF CLASS
-----------------------------------------------------------   --------    --------    -------------
Return Before Taxes                                              23.16%       4.82%           5.47%
Return After Taxes on Distributions                              19.48%       0.42%           1.29%
Return After Taxes on Distributions and Sale of Fund Shares      14.84%       1.27%           1.99%
Merrill Lynch High Yield Cash Pay Index* (1)                     27.23%       5.47%           5.39%

CLASS A SHARES**
(INCEPTION DATE: 12/31/98)
Return Before Taxes                                              17.37%       3.56%           3.56%
Merrill Lynch High Yield Cash Pay Index* (1)                     27.23%       5.47%           5.47%

CLASS B SHARES**
(INCEPTION DATE: 11/7/01)
Return Before Taxes                                              17.03%        N/A            9.12%
Merrill Lynch High Yield Cash Pay Index* (1)                     27.23%        N/A           12.26%

CLASS C SHARES**
(INCEPTION DATE: 11/7/01)
Return Before Taxes                                              21.57%        N/A           10.65%
Merrill Lynch High Yield Cash Pay Index* (1)                     27.23%        N/A           12.26%

  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 4.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.
(1) The Merrill Lynch High Yield Cash Pay Index is an index of publicly placed non-convertible, coupon-bearing U.S. domestic debt with a term to maturity of at least one year.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*


                                                                     CLASS A    CLASS B    CLASS C    CLASS Y
                                                                    --------   --------   --------   --------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a % of offering price)                                           4.50%      None       None       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
   (as a % of purchase or sales price, whichever is less)               None**     5.00%      0.75%      None
Exchange Fee                                                            None       None       None       None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)***


                                                                     CLASS A    CLASS B    CLASS C    CLASS Y
                                                                    --------   --------   --------   --------
Management Fees                                                         0.60%      0.60%      0.60%      0.60%
Distribution and/or Service (12b-1) Fees                                0.25%      1.00%      0.75%      None
Other Expenses****                                                      0.46%      0.45%      0.47%      0.32%
                                                                    --------   --------   --------   --------
Total Annual Fund Operating Expenses                                    1.31%      2.05%      1.82%      0.92%
                                                                    ========   ========   ========   ========
Management Fee Waiver/Expense Reimbursements                            0.11%      0.10%      0.12%        --
                                                                    --------   --------   --------   --------
Net Expenses*****                                                       1.20%      1.95%      1.70%      0.92%
                                                                    ========   ========   ========   ========


    * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
   ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
  *** The operating expenses shown are based on expenses incurred during the
      Fund's most recent fiscal year ending June 30, 2004.
 **** Includes an administrative fee of 0.075% paid by the Fund to UBS Global
      AM.
***** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for the fiscal year ending June 30, 2005, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                    --------   --------   --------   --------
Class A                                                             $    567   $    836   $  1,126   $  1,949
Class B (assuming sale of all shares at end of period)                   698        933      1,294      2,007
Class B (assuming no sale of shares)                                     198        633      1,094      2,007
Class C (assuming sale of all shares at end of period)                   248        561        974      2,127
Class C (assuming no sale of shares)                                     173        561        974      2,127
Class Y                                                                   94        293        509      1,131

UBS U.S. LARGE CAP EQUITY FUND (FORMERLY UBS U.S. EQUITY FUND)

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization range equal to that of the Fund's benchmark, the Russell 1000 Index. As of September 30, 2004, the capitalization of companies represented in the Russell 1000 Index ranged between $525 million and $355 billion. Investments in equity securities may include dividend-paying securities, common stock and preferred stock. In general, the Fund emphasizes large capitalization stocks, but also may hold small and intermediate capitalization stocks. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

SECURITIES SELECTION

In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

[CHART]

TOTAL RETURN OF CLASS Y SHARES (1995 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

CALENDAR YEAR   TOTAL RETURN
     1995           40.58%
     1996           25.65%
     1997           24.76%
     1998           18.57%
     1999           -4.05%
     2000            3.23%
     2001            1.87%
     2002          -16.55%
     2003           30.47%

Total Return January 1 to September 30, 2004: 2.61%
Best quarter during calendar years shown: 2nd Quarter 2003: 17.25% Worst quarter during calendar years shown: 3rd Quarter 2002: - 17.20%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2003


CLASS Y SHARES
(INCEPTION DATE: 2/22/94)                                       1 YEAR     5 YEAR     LIFE OF CLASS
-----------------------------------------------------------   --------    --------    -------------
Return Before Taxes                                              30.47%       1.90%          11.10%
Return After Taxes on Distributions                              30.19%       0.53%           9.47%
Return After Taxes on Distributions and Sale of Fund Shares      20.07%       1.08%           9.08%
Wilshire 5000 Equity Index* (1)                                  31.64%       0.42%          10.58%
Russell 1000 Index* (2)                                          29.89%     - 0.13%          11.04%

CLASS A SHARES**
(INCEPTION DATE: 6/30/97)
Return Before Taxes                                              22.96%       0.47%           3.98%
Wilshire 5000 Equity Index* (1)                                  31.64%       0.42%           5.39%
Russell 1000 Index* (2)                                          29.89%     - 0.13%           5.47%

CLASS B SHARES**
(INCEPTION DATE: 11/5/01)
Return Before Taxes                                              24.13%        N/A            5.06%
Wilshire 5000 Equity Index* (1)                                  31.64%        N/A            4.56%
Russell 1000 Index* (2)                                          29.89%        N/A            3.01%

CLASS C SHARES**
(INCEPTION DATE: 11/13/01)
Return Before Taxes                                              28.14%        N/A            5.04%
Wilshire 5000 Equity Index* (1)                                  31.64%        N/A            3.07%
Russell 1000 Index* (2)                                          29.89%        N/A            1.46%

  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.
(1) The Wilshire 5000 Equity Index is a broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.
(2) As of October 31, 2003, the Fund's benchmark changes from the Wilshire 5000 Equity Index to the Russell 1000 Index in order to align the Fund with a benchmark more reflective of its investment practices. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*


                                                                     CLASS A    CLASS B    CLASS C    CLASS Y
                                                                    --------   --------   --------   --------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a % of offering price)                                           5.50%      None       None       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
   (as a % of purchase or sales price, whichever is less)               None**     5.00%      1.00%      None
Exchange Fee                                                            None       None       None       None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)***


                                                                     CLASS A    CLASS B    CLASS C    CLASS Y
                                                                    --------   --------   --------   --------
Management Fees                                                         0.70%      0.70%      0.70%      0.70%
Distribution and/or Service (12b-1) Fees                                0.25%      1.00%      1.00%      None
Other Expenses****                                                      0.41%      0.34%      0.30%      0.26%
                                                                    --------   --------   --------   --------
Total Annual Fund Operating Expenses                                    1.36%      2.04%      2.00%      0.96%
                                                                    ========   ========   ========   ========
Management Fee Waiver/Expense Reimbursements                            0.06%        --         --         --
                                                                    --------   --------   --------   --------
Net Expenses*****                                                       1.30%      2.04%      2.00%      0.96%
                                                                    ========   ========   ========   ========


    * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
   ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
  *** The operating expenses shown are based on expenses incurred during the
      Fund's most recent fiscal year ending June 30, 2004.
 **** Includes an administrative fee of 0.075% paid by the Fund to UBS Global
      AM.
***** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for the fiscal year ending June 30, 2005, otherwise would exceed 1.30% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares, and 1.05% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                               ----------   ----------   ----------   ----------
Class A                                                        $      675   $      951   $    1,248   $    2,090
Class B (assuming sale of all shares at end of period)                707          940        1,298        2,035
Class B (assuming no sale of shares)                                  207          640        1,098        2,035
Class C (assuming sale of all shares at end of period)                303          627        1,078        2,327
Class C (assuming no sale of shares)                                  203          627        1,078        2,327
Class Y                                                                98          306          531        1,178

UBS U.S. LARGE CAP VALUE EQUITY FUND (FORMERLY UBS U.S. VALUE EQUITY FUND)

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization range equal to that of the Fund's benchmark, the Russell 1000 Value Index. As of September 30, 2004, the capitalization of companies represented in the Russell 1000 Value Index ranged between $525 million and $355 billion. Investments in equity securities may include dividend-paying securities, common stock and preferred stock. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

SECURITIES SELECTION

In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Fund will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. The Fund will generally only invest in stocks that at the time of purchase are contained in its benchmark.

The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

[CHART]

TOTAL RETURN OF CLASS Y SHARES (2002 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

CALENDAR YEAR      TOTAL RETURN
     2002            -15.56%
     2003             30.85%

Total Return January 1 to September 30, 2004: 4.43%
Best quarter during calendar year shown: 2nd Quarter 2003: 17.06%
Worst quarter during calendar year shown: 3rd Quarter 2002: - 18.23%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2003


CLASS Y SHARES
(INCEPTION DATE: 6/29/01)                                            1 YEAR     LIFE OF CLASS
-----------------------------------------------------------------   --------    -------------
Return Before Taxes                                                    30.85%            3.93%
Return After Taxes on Distributions                                    30.81%            3.70%
Return After Taxes on Distributions and Sale of Fund Shares            20.10%            3.21%
Russell 1000 Value Index* (1)                                          30.03%            1.98%

CLASS A SHARES**
(INCEPTION DATE: 12/7/01)
Return Before Taxes                                                    23.32%            1.92%
Russell 1000 Value Index* (1)                                          30.03%            4.79%

CLASS B SHARES**
(INCEPTION DATE: 11/8/01)
Return Before Taxes                                                    24.42%            4.09%
Russell 1000 Value Index* (1)                                          30.03%            6.32%

CLASS C SHARES**
(INCEPTION DATE: 12/12/01)
Return Before Taxes                                                    28.49%            5.20%
Russell 1000 Value Index* (1)                                          30.03%            5.71%

  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total return for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.
(1) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*


                                                                     CLASS A    CLASS B    CLASS C    CLASS Y
                                                                    --------   --------   --------   --------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a % of offering price)                                           5.50%      None       None       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
   (as a % of purchase or sales price, whichever is less)               None**     5.00%      1.00%      None
Exchange Fee                                                            None       None       None       None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)***


                                                                    CLASS A    CLASS B    CLASS C    CLASS Y
                                                                    --------   --------   --------   --------
Management Fees                                                         0.70%      0.70%      0.70%      0.70%
Distribution and/or Service (12b-1) Fees                                0.25%      1.00%      1.00%      None
Other Expenses****                                                      0.47%      0.61%      0.47%      0.57%
                                                                    --------   --------   --------   --------
Total Annual Fund Operating Expenses                                    1.42%      2.31%      2.17%      1.27%
                                                                    ========   ========   ========   ========
Management Fee Waiver/Expense Reimbursements                            0.32%      0.46%      0.32%      0.42%
                                                                    --------   --------   --------   --------
Net Expenses*****                                                       1.10%      1.85%      1.85%      0.85%
                                                                    ========   ========   ========   ========


    * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
   ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
  *** The operating expenses shown are based on expenses incurred during the
      Fund's most recent fiscal year ending June 30, 2004.
 **** Includes an administrative fee of 0.075% paid by the Fund to UBS Global
      AM.
***** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for its fiscal year ending June 30, 2005, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                               ----------   ----------   ----------   ----------
Class A                                                        $      656   $      945   $    1,255   $    2,132
Class B (assuming sale of all shares at end of period)                688          977        1,394        2,181
Class B (assuming no sale of shares)                                  188          677        1,194        2,181
Class C (assuming sale of all shares at end of period)                288          648        1,135        2,478
Class C (assuming no sale of shares)                                  188          648        1,135        2,478
Class Y                                                                87          361          657        1,497

UBS U.S. LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. Large capitalization companies are those with a market capitalization of $6 billion or greater at the time of purchase. Up to 20% of the Fund's net assets may be invested in foreign securities. Investments in equity securities may include common stock and preferred stock. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks. The Fund is a non-diversified fund.

SECURITIES SELECTION

In selecting securities, the Advisor seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, the Advisor considers earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum, when selecting securities. The Advisor expects that these companies can sustain an above average return on invested capital at a higher level and over a longer period of time than is reflected in the current market prices.

The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- FOREIGN INVESTING RISK--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

[CHART]

TOTAL RETURN OF CLASS Y SHARES (1998 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

CALENDAR YEAR    TOTAL RETURN
     1998            24.90%
     1999            32.73%
     2000           -16.10%
     2001           -22.75%
     2002           -28.61%
     2003            29.71%

Total Return January 1 to September 30, 2004: 2.40%
Best quarter during calendar years shown: 4th Quarter 1998: 26.45% Worst quarter during calendar years shown: 3rd Quarter 2001: - 20.02%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2003


CLASS Y SHARES
(INCEPTION DATE: 10/14/97)                                     1 YEAR      5 YEAR     LIFE OF CLASS
-----------------------------------------------------------   --------    --------    -------------
Return Before Taxes                                              29.71%     - 4.45%          - 0.17%
Return After Taxes on Distributions                              29.71%     - 5.59%          - 1.31%
Return After Taxes on Distributions and Sale of Fund Shares      19.31%     - 4.01%          - 0.44%
Russell 1000 Growth Index* (1)                                   29.75%     - 5.11%            0.88%

CLASS A SHARES**
(INCEPTION DATE: 12/31/98)
Return Before Taxes                                              22.39%     - 5.83%          - 5.83%
Russell 1000 Growth Index* (1)                                   29.75%     - 5.11%          - 5.11%

CLASS B SHARES**
(INCEPTION DATE: 11/7/01)
Return Before Taxes                                              23.62%        N/A           - 4.59%
Russell 1000 Growth Index* (1)                                   29.75%        N/A           - 1.76%

CLASS C SHARES**
(INCEPTION DATE: 11/19/01)
Return Before Taxes                                              27.44%        N/A           - 5.16%
Russell 1000 Growth Index* (1)                                   29.75%        N/A           - 3.59%

  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.
(1) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Growth Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*


                                                                     CLASS A    CLASS B    CLASS C    CLASS Y
                                                                    --------   --------   --------   --------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a % of offering price)                                           5.50%      None       None       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
   (as a % of offering price)                                           None**     5.00%      1.00%      None
Exchange Fee                                                            None       None       None       None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)***


                                                                     CLASS A    CLASS B    CLASS C    CLASS Y
                                                                    --------   --------   --------   --------
Management Fees                                                         0.70%      0.70%      0.70%      0.70%
Distribution and/or Service (12b-1) Fees                                0.25%      1.00%      1.00%      None
Other Expenses****                                                      1.81%      1.78%      1.84%      1.81%
                                                                    --------   --------   --------   --------
Total Annual Fund Operating Expenses                                    2.76%      3.48%      3.54%      2.51%
                                                                    ========   ========   ========   ========
Management Fee Waiver/Expense Reimbursements                            1.71%      1.68%      1.74%      1.71%
                                                                    --------   --------   --------   --------
Net Expenses*****                                                       1.05%      1.80%      1.80%      0.80%
                                                                    ========   ========   ========   ========


    * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
   ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
  *** The operating expenses shown are based on expenses incurred during the
      Fund's most recent fiscal year ending June 30, 2004.
 **** Includes an administrative fee of 0.075% paid by the Fund to UBS Global
      AM.
***** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for the fiscal year ending June 30, 2005, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                               ----------   ----------   ----------   ----------
Class A                                                        $      651   $    1,206   $    1,785   $    3,352
Class B (assuming sale of all shares at end of period)                683        1,212        1,864        3,333
Class B (assuming no sale of shares)                                  183          912        1,664        3,333
Class C (assuming sale of all shares at end of period)                283          924        1,687        3,695
Class C (assuming no sale of shares)                                  183          924        1,687        3,695
Class Y                                                                82          618        1,181        2,717

UBS U.S. SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. small capitalization companies. Small capitalization companies are those companies with market capitalizations of $2.5 billion or less at the time of purchase. Investments in equity securities may include dividend-paying securities, common stock and preferred stock. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks. The Fund is a non-diversified fund.

SECURITIES SELECTION

The Advisor looks for companies with strong and innovative management, good financial controls, increasing market share, diversified product/service offerings, and low market-to-sales ratios relative to similar companies. In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Fund will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- SMALL COMPANY RISK--The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*


                                                                     CLASS A    CLASS B    CLASS C    CLASS Y
                                                                    --------   --------   --------   --------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a % of offering price)                                           5.50%      None       None       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
   (as a % of purchase or sales price, whichever is less)               None**     5.00%      1.00%      None
Exchange Fee                                                            None       None       None       None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)***


                                                                     CLASS A    CLASS B    CLASS C    CLASS Y
                                                                    --------   --------   --------   --------
Management Fees                                                         1.00%      1.00%      1.00%      1.00%
Distribution and/or Service (12b-1) Fees                                0.25%      1.00%      1.00%      None
Other Expenses****                                                      0.52%      0.54%      0.54%      0.49%
                                                                    --------   --------   --------   --------
Total Annual Fund Operating Expenses                                    1.77%      2.54%      2.54%      1.49%
                                                                    ========   ========   ========   ========
Management Fee Waiver/Expense Reimbursements                            0.37%      0.39%      0.39%      0.34%
                                                                    --------   --------   --------   --------
Net Expenses*****                                                       1.40%      2.15%      2.15%      1.15%
                                                                    ========   ========   ========   ========


    * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
   ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
  *** The fees and expenses are based on estimates.
 **** Includes an administrative fee of 0.075% paid by the Fund to UBS Global
      AM.
***** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for its fiscal year ending June 30, 2005, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                1 YEAR*   3 YEARS*
                                                               --------   --------
Class A                                                        $    685   $  1,043
Class B (assuming sale of all shares at end of period)              718      1,053
Class B (assuming no sale of shares)                                218        753
Class C (assuming sale of all shares at end of period)              318        753
Class C (assuming no sale of shares)                                218        753
Class Y                                                             117        438

* The Fund has not projected expenses beyond the 3 year period shown because the Fund had not commenced investment operations as of the date of this prospectus.

UBS U.S. SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. small capitalization companies. Small capitalization companies are those companies with market capitalizations of $2.5 billion or less at the time of purchase. Investments in equity securities may include common stock and preferred stock. The Fund may invest up to 20% of its net assets in foreign securities. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

SECURITIES SELECTION

In selecting securities, the Advisor seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, the Advisor considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Fund may invest in emerging growth companies, which are companies that the Advisor expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- SMALL COMPANY RISK--The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- FOREIGN INVESTING RISK--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

[CHART]

TOTAL RETURN OF CLASS Y SHARES (1998 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

CALENDAR YEAR   TOTAL RETURN
     1998           -6.70%
     1999           41.70%
     2000           22.44%
     2001          -10.23%
     2002          -18.42%
     2003           44.75%

Total Return January 1 to September 30, 2004: - 3.32%
Best quarter during calendar years shown: 4th Quarter 1999: 32.94% Worst quarter during calendar years shown: 3rd Quarter 1998: - 23.84%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2003


CLASS Y SHARES
(INCEPTION DATE: 9/30/97)                                      1 YEAR      5 YEAR     LIFE OF CLASS
-----------------------------------------------------------   --------    --------    -------------
Return Before Taxes                                              44.75%      12.96%           8.02%
Return After Taxes on Distributions                              44.69%      11.17%           6.64%
Return After Taxes on Distributions and Sale of Fund Shares      29.17%      10.28%           6.17%
Russell 2000 Growth Index* (1)                                   48.54%       0.86%         - 0.49%

CLASS A SHARES**
(INCEPTION DATE: 12/31/98)
Return Before Taxes                                              36.45%      11.37%          11.37%
Russell 2000 Growth Index* (1)                                   48.54%       0.86%           0.86%

CLASS B SHARES**
(INCEPTION DATE: 11/7/01)
Return Before Taxes                                              38.30%        N/A           10.05%
Russell 2000 Growth Index* (1)                                   48.54%        N/A            6.78%

CLASS C SHARES**
(INCEPTION DATE: 11/19/01)
Return Before Taxes                                              42.35%        N/A           10.46%
Russell 2000 Growth Index* (1)                                   48.54%        N/A            4.91%

  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.
(1) The Russell 2000 Growth Index is an unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*


                                                                     CLASS A    CLASS B    CLASS C    CLASS Y
                                                                    --------   --------   --------   --------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a % of offering price)                                           5.50%      None       None       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
   (as a % of purchase or sales price, whichever is less)               None**     5.00%      1.00%      None
Exchange Fee                                                            None       None       None       None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)***


                                                                     CLASS A    CLASS B    CLASS C    CLASS Y
                                                                    --------   --------   --------   --------
Management Fees ****                                                    0.85%      0.85%      0.85%      0.85%
Distribution and/or Service (12b-1) Fees                                0.25%      1.00%      1.00%      None
Other Expenses*****                                                     0.46%      0.70%      0.69%      0.36%
                                                                    --------   --------   --------   --------
Total Annual Fund Operating Expenses                                    1.56%      2.55%      2.54%      1.21%
                                                                    ========   ========   ========   ========
Management Fee Waiver/Expense Reimbursements                            0.28%      0.52%      0.51%      0.18%
                                                                    --------   --------   --------   --------
Net Expenses******                                                      1.28%      2.03%      2.03%      1.03%
                                                                    ========   ========   ========   ========


     * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
    ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
   *** The operating expenses shown are based on expenses incurred during the
       Fund's most recent fiscal year ending June 30, 2004.
  **** The management fee listed above reflects the management fee in place for the fiscal year ending June 30, 2005. Prior to November 10, 2003, the management fee was 1.00%.
 ***** Includes an administrative fee of 0.075% paid by the Fund to UBS Global
       AM.
****** The net expenses listed above reflect the expense caps put in place for the fiscal year ending June 30, 2005. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for the fiscal year ending June 30, 2005, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Pursuant to a prior expense cap agreement, for the period of July 1, 2003 to November 9, 2003, expenses for the Fund were capped at 1.40% for Class A shares, 2.15% for Class B shares, 2.15% for Class C shares and 1.15% for Class Y shares and for the period of November 10, 2003 to June 30, 2004, expenses for the Fund were capped at 1.28% for Class A shares, 2.03% for Class B shares, 2.03% for Class C shares and 1.03% for Class Y shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                               ----------   ----------   ----------   ----------
Class A                                                        $      673   $      990   $    1,328   $    2,282
Class B (assuming sale of all shares at end of period)                706        1,044        1,509        2,378
Class B (assuming no sale of shares)                                  206          744        1,309        2,378
Class C (assuming sale of all shares at end of period)                306          742        1,305        2,837
Class C (assuming no sale of shares)                                  206          742        1,305        2,837
Class Y                                                               105          366          648        1,450

UBS U.S. REAL ESTATE EQUITY FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in real estate equity securities of U.S. issuers. These may include real estate investment trusts ("REITs") that own properties or make construction or mortgage loans, real estate developers and companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage service companies. REITs and other real estate securities may be of any market capitalization, including small capitalization (below $2.5 billion). Investments in equity securities may include common stock and preferred stock. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks. The Fund is a non-diversified fund.

SECURITIES SELECTION

The Fund is a sector fund, a category of funds created in response to changing market conditions and for the varied and dynamic needs of shareholders. The Fund focuses on the real estate sector, generally a narrower market segment than many other funds, and may be considered a complement to a diversified investment program. In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. For each security under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- INDUSTRY CONCENTRATION RISK--The risk that changes in economic, political or other conditions may have a particularly negative effect on issuers in an industry or sector in which the Fund's investments are concentrated. The Fund invests principally in the real estate sector by purchasing securities issued by REITs. There is, therefore, a risk that changes in real estate values or interest rates, along with economic downturns, can have a substantial impact on the Fund's investments. The Fund's portfolio may be more volatile than a Fund with a broader range of investments.

- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to re-invest in obligations with lower interest rates than the original obligations.

- SMALL COMPANY RISK--The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*


                                                                     CLASS A    CLASS B    CLASS C    CLASS Y
                                                                    --------   --------   --------   --------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a % of offering price)                                           5.50%      None       None       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
   (as a % of purchase or sales price, whichever is less)               None**     5.00%      1.00%      None
Exchange Fee                                                            None       None       None       None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)***


                                                                     CLASS A    CLASS B    CLASS C    CLASS Y
                                                                    --------   --------   --------   --------
Management Fees                                                         0.90%      0.90%      0.90%      0.90%
Distribution and/or Service (12b-1) Fees                                0.25%      1.00%      1.00%      None
Other Expenses****                                                      0.31%      0.31%      0.31%      0.31%
                                                                    --------   --------   --------   --------
Total Annual Fund Operating Expenses                                    1.46%      2.21%      2.21%      1.21%
                                                                    ========   ========   ========   ========
Management Fee Waiver/Expense Reimbursements                            0.16%      0.16%      0.16%      0.16%
                                                                    --------   --------   --------   --------
Net Expenses*****                                                       1.30%      2.05%      2.05%      1.05%
                                                                    ========   ========   ========   ========


    * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
   ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
  *** The fees and expenses are based on estimates.
 **** Includes an administrative fee of 0.075% paid by the Fund to UBS Global
      AM.
***** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for its fiscal year ending June 30, 2005, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                1 YEAR*   3 YEARS*
                                                               --------   --------
Class A                                                        $    675   $    971
Class B (assuming sale of all shares at end of period)              708        976
Class B (assuming no sale of shares)                                208        676
Class C (assuming sale of all shares at end of period)              308        676
Class C (assuming no sale of shares)                                208        676
Class Y                                                             107        368

* The Fund has not projected expenses beyond the 3 year period shown because the Fund had not commenced investment operations as of the date of this prospectus.

UBS GLOBAL ALLOCATION FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in equity and fixed income securities of issuers located within and outside the U.S. Under normal circumstances, the Fund will allocate its assets between fixed income securities and equity securities.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. Investments in equity securities may include common stock and preferred stock. The Fund may invest in emerging market issuers by investing in other open-end investment companies advised by the Advisor. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments. In addition, the Fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

SECURITIES SELECTION

The Fund is a multi-asset fund, and invests in each of the major asset classes:
U.S. fixed income, U.S. equities, international fixed income (including emerging markets), and international equities (including emerging markets), based upon the Advisor's assessment of prevailing market conditions in the U.S. and abroad.

Within the equity portion of the Fund's portfolio, the Advisor selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

In selecting fixed income securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year. The Fund may invest in both investment grade and high yield (lower-rated) securities.

The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

- U.S. GOVERNMENT AGENCY OBLIGATIONS RISK--Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

- CREDIT RISK--The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- SMALL AND MEDIUM COMPANY RISK--The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

- ASSET ALLOCATION RISK--The risk that the Fund may allocate assets to an asset category that underperforms other asset categories. For example, the Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

[CHART]

TOTAL RETURN OF CLASS Y SHARES

CALENDAR YEAR   TOTAL RETURN
   1994            -1.89%
   1995            24.14%
   1996            14.10%
   1997            11.00%
   1998             8.32%
   1999             1.49%
   2000             6.52%
   2001             2.20%
   2002            -3.06%
   2003            27.79%

Total Return January 1 to September 30, 2004: 3.92%
Best quarter during calendar years shown: 2nd Quarter 2003: 14.06% Worst quarter during calendar years shown: 3rd Quarter 2002: - 12.25%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2003


CLASS Y SHARES
(INCEPTION DATE: 8/31/92)                     1 YEAR     5 YEAR     10 YEAR     LIFE OF CLASS
---------------------------------------       ------     ------     -------     -------------
Return Before Taxes                            27.79%      6.48        8.62              8.89%
Return After Taxes on Distributions            27.39%      4.92        6.40              6.70%
Return After Taxes on Distributions and
 Sale of Fund Shares                           18.26%      4.75        6.23              6.50%
Wilshire 5000 Index* (1)                       31.64%      0.42       10.59             11.12%
Russell 3000 Index* (2)                        31.06%      0.37       10.77             11.24%
MSCI World Equity (Free) Index* (3)            33.54%     -0.55%       7.43              8.39%
Citigroup WGBI Index* (4)                      14.91%      5.75        6.79              6.88%
GSMI Mutual Fund Index* (5)                    26.53%      3.33        8.42              8.97%

CLASS A SHARES**
(INCEPTION DATE: 6/30/97)
Return Before Taxes                            20.47%      5.05         N/A              5.39%
Wilshire 5000 Index* (1)                       31.64%      0.42         N/A              5.39%
Russell 3000 Index* (2)                        31.06%      0.37         N/A              5.49%
MSCI World Equity (Free) Index* (3)            33.54%     -0.55%        N/A              3.06%
Citigroup WGBI Index* (4)                      14.91%      5.75         N/A              6.95%
GSMI Mutual Fund Index* (5)                    26.53%      3.33         N/A              5.50%

CLASS B SHARES**
(INCEPTION DATE: 12/13/01)
Return Before Taxes                            21.53%       N/A         N/A              9.43%
Wilshire 5000 Index* (1)                       31.64%       N/A         N/A              3.46%
Russell 3000 Index* (2)                        31.06%       N/A         N/A              2.71%
MSCI World Equity (Free) Index* (3)            33.54%       N/A         N/A              4.70%
Citigroup WGBI Index* (4)                      14.91%       N/A         N/A             15.86%
GSMI Mutual Fund Index* (5)                    26.53%       N/A         N/A              8.78%

CLASS C SHARES**
(INCEPTION DATE: 11/22/01)
Return Before Taxes                            25.57%       N/A         N/A             11.06%
Wilshire 5000 Index* (1)                       31.64%       N/A         N/A              3.10%
Russell 3000 Index* (2)                        31.06%       N/A         N/A              2.22%
MSCI World Equity (Free) Index* (3)            33.54%       N/A         N/A              3.67%
Citigroup WGBI Index* (4)                      14.91%       N/A         N/A             15.57%
GSMI Mutual Fund Index* (5)                    26.53%       N/A         N/A              7.63%

 *  Does not reflect the deduction of fees, expenses or taxes.
** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the annual average returns presented for the Class C shares shown above.
(1) The Wilshire 5000 Index is a broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

(2) As of December 1, 2003, the GSMI Mutual Fund Index, as described in footnote (5) below, was adjusted to include 40% of the Russell 3000 Index instead of the Wilshire 5000 Index in order to align the GSMI Mutual Fund Index with the investment objectives of the Fund. The Russell 3000 Index represents a broad U.S. equities universe representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.
(3) The MSCI World Equity (Free) Index is a broad-based securities index that represents the U.S. and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States.
(4) The Citigroup World Government Bond Index (WGBI) represents the broad global fixed income markets and includes debt issues of U.S. and most developed international governments, governmental entities and supranationals.
(5) The Global Securities Markets Index (GSMI) is an unmanaged index compiled by the Advisor. As of December 1, 2003, the GSMI was constructed as follows: 40% Russell 3000 Index, 22% MSCI World ex USA (Free) Index,
    21% Citigroup Broad Investment Grade (BIG) Index, 9% Citigroup WGBI Non-US Index, 3% Merrill Lynch High Yield Cash Pay Index, 3% MSCI Emerging Markets Free Index and 2% J.P. Morgan EMBI Global.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*


                                                                  CLASS A  CLASS B  CLASS C   CLASS Y
                                                                  -------  -------  -------   -------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
 (as a % of offering price)                                          5.50%    None     None      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
 (as a % of purchase or sales price, whichever is less)              None**   5.00%    1.00%     None
Exchange Fee                                                         None     None     None      None
Redemption Fee (as a percentage of amount redeemed within 90
 days of purchase, if applicable)***                                 1.00%    None     None      1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)****


                                                                  CLASS A  CLASS B  CLASS C   CLASS Y
                                                                  -------  -------  -------   -------
Management Fees                                                      0.80%    0.80%    0.80%     0.80%
Distribution and/or Service (12b-1) Fees                             0.25%    1.00%    1.00%     None
Other Expenses*****                                                  0.23%    0.29%    0.26%     0.22%
                                                                  -------  -------  -------   -------
Total Annual Fund Operating Expenses                                 1.28%    2.09%    2.06%     1.02%
                                                                  =======  =======  =======   =======


    * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
   ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
  *** Please see the section entitled "Selling Shares" for additional information concerning the applicability of the redemption fee.
 **** The operating expenses shown are based on expenses incurred during the
      Fund's most recent fiscal year ending June 30, 2004.
***** Includes an administrative fee of 0.075% paid by the Fund to UBS Global
      AM.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                            YEAR       3 YEARS      5 YEARS     10 YEARS
                                                            -----      -------      -------     --------
Class A                                                     $ 673      $   934      $ 1,214     $  2,010
Class B (assuming sale of all shares at end of period)        712          955        1,324        2,023
Class B (assuming no sale of shares)                          212          655        1,124        2,023
Class C (assuming sale of all shares at end of period)        309          646        1,108        2,390
Class C (assuming no sale of shares)                          209          646        1,108        2,390
Class Y                                                       104          325          563        1,248

UBS GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include dividend-paying securities, common stock and preferred stock of U.S. and foreign issuers. The Fund may invest in companies of any size. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

SECURITIES SELECTION

In the global universe, the Advisor uses a disciplined intrinsic or fundamental value approach that seeks to take advantage of pricing anomalies in markets. The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments.

For each security under analysis, a fundamental value is estimated based upon detailed country, industry and company analysis, including visits to the company, its competitors and suppliers and other independent sources of information. This fundamental value estimate is a function of the present value of the estimated future cash flows. The resulting fundamental value estimate is then compared to the company's current market price to ascertain whether a valuation anomaly exists. Such anomalies are often created by human over-reaction to news flow. A stock with a price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- SMALL AND MEDIUM COMPANY RISK--The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

[CHART]

TOTAL RETURN OF CLASS Y SHARES (1995 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

CALENDAR YEAR     TOTAL RETURN
   1995               21.93%
   1996               17.26%
   1997               10.72%
   1998               14.03%
   1999               12.87%
   2000               -0.08%
   2001               -9.03%
   2002              -15.54%
   2003               29.57%

Total Return January 1 to September 30, 2004: 1.63%
Best quarter during calendar years shown: 2nd Quarter 2003: 18.45% Worst quarter during calendar years shown: 3rd Quarter 2002: - 19.54%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2003


CLASS Y SHARES
(INCEPTION DATE: 1/23/94)                      1 YEAR       5 YEAR     LIFE OF CLASS
-------------------------------------------    ------       ------     -------------
Return Before Taxes                             29.57%        2.34%             6.90%
Return After Taxes on Distributions             29.32%        0.75%             5.07%
Return After Taxes on Distributions and
 Sale of Fund Shares                            19.49%        1.28%             5.06%
MSCI World Equity (Free) Index* (1)             33.54%       -0.55%             6.81%

CLASS A SHARES**
(INCEPTION DATE: 6/30/97)

Return Before Taxes                             21.88%        0.84%             2.35%
MSCI World Equity (Free) Index* (1)             33.54%       -0.55%             3.06%

CLASS B SHARES**
(INCEPTION DATE: 12/11/01)

Return Before Taxes                             23.11%         N/A              2.60%
MSCI World Equity (Free) Index* (1)             33.54%         N/A              3.97%

CLASS C SHARES**
(INCEPTION DATE: 11/27/01)

Return Before Taxes                             27.03%         N/A              3.84%
MSCI World Equity (Free) Index* (1)             33.54%         N/A              3.55%

 *   Does not reflect the deduction of fees, expenses or taxes.
** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.
(1) The MSCI World Equity (Free) Index is a broad-based index that represents the U.S. and developed non-U.S. equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*


                                                                CLASS A    CLASS B  CLASS C  CLASS Y
                                                                -------    -------  -------  -------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a % of offering price)                                      5.50%      None     None     None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
   (as a % of purchase or sales price, whichever is less)          None**     5.00%    1.00%    None
Exchange Fee                                                       None       None     None     None
Redemption Fee (as a percentage of amount redeemed within 90
   days of purchase, if applicable)***                             1.00%      None     None     1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)****


                                                                CLASS A    CLASS B  CLASS C  CLASS Y
                                                                -------    -------  -------  -------
Management Fees                                                    0.75%      0.75%    0.75%    0.75%
Distribution and/or Service (12b-1) Fees                           0.25%      1.00%    1.00%    None
Other Expenses*****                                                0.44%      0.52%    0.53%    0.28%
                                                                -------    -------  -------  -------
Total Annual Fund Operating Expenses                               1.44%      2.27%    2.28%    1.03%
                                                                =======    =======  =======  =======
Management Fee Waiver/Expense Reimbursements                       0.19%      0.27%    0.28%    0.03%
                                                                -------    -------  -------  -------
Net Expenses******                                                 1.25%      2.00%    2.00%    1.00%
                                                                =======    =======  =======  =======


     * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
    ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
   *** Please see the section entitled "Selling Shares" for additional information concerning the applicability of the redemption fee.
  **** The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2004.
 *****  Includes an administrative fee of 0.075% paid by the Fund to UBS Global
        AM.
****** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for the fiscal year ending June 30, 2005, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                          1 YEAR    3 YEARS    5 YEARS   10 YEARS
                                                          ------    -------    -------   --------
Class A                                                   $  670    $   963    $ 1,277   $  2,164
Class B (assuming sale of all shares at end of period)       703        983      1,391      2,183
Class B (assuming no sale of shares)                         203        683      1,191      2,183
Class C (assuming sale of all shares at end of period)       303        686      1,195      2,594
Class C (assuming no sale of shares)                         203        686      1,195      2,594
Class Y                                                      102        325        566      1,257

UBS GLOBAL BOND FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a portfolio of investment grade global debt securities that may also provide the potential for capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. The Fund may invest in fixed income securities of any maturity, but generally invests in fixed income securities having an initial maturity of more than one year. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks. The Fund is a non-diversified fund.

SECURITIES SELECTION

The Advisor's investment style is focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define long term investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. In analyzing these price/value differences the Advisor also takes into account cyclical market drivers which may influence near term dynamics of market prices. The resulting investment signals are used to determine the relevant building blocks for portfolio construction.

To implement this style, the Advisor purchases securities for the Fund by using active asset allocation strategies across global fixed income markets and active security selection within each market. The Fund can hold securities that are not included in its benchmark index. Thus, the relative weightings of different types of securities in the Fund's portfolio will not necessarily match those of the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

When determining fundamental value, the Advisor considers broadly based market data and indices that represent asset classes or markets and economic variables such as real interest rates, inflation and monetary policy. The valuation of asset classes reflects an integrated, fundamental analysis of global markets.

The Fund's allocation among different currencies will be identical to that of the benchmark index if the Advisor believes that global currency markets are fairly priced relative to each other and associated risks. However, the Fund may actively depart from this normal currency allocation when the Advisor deems it prudent to do so.

The Fund may invest in all types of fixed income securities of U.S. and foreign issuers. The Advisor emphasizes those fixed income market sectors, and selects for the Fund those securities, that appear to be most undervalued relative to their yields and potential risks. A stringent, research based approach to issuer selection helps the Advisor to identify the credit quality and relative attractiveness of individual issuers. The Advisor selects individual securities for investment by using duration, yield curve and sector analysis. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

-    Duration

-    Yield

-    Potential for capital appreciation

-    Current credit quality as well as possible credit upgrades or downgrades

- Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities

- For mortgage-related and asset-backed securities, anticipated changes in average prepayment rates

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

- U.S. GOVERNMENT AGENCY OBLIGATIONS RISK--Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

- FOREIGN INVESTING--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers.

- CREDIT RISK--The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified Fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

TOTAL RETURN OF CLASS Y SHARES (1994 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

[CHART]

CALENDAR YEAR   TOTAL RETURN
1994                   -3.49%
1995                   20.32%
1996                    9.30%
1997                    1.63%
1998                   11.98%
1999                   -6.27%
2000                    1.36%
2001                   -1.33%
2002                   20.55%
2003                   16.10%

Total Return January 1 to September 30, 2004: 0.78%
Best quarter during calendar years shown: 2nd Quarter 2002: 12.70% Worst quarter during calendar years shown: 3rd Quarter 2000: - 3.77%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2003


CLASS Y SHARES
(INCEPTION DATE: 7/31/93)                       1 YEAR       5 YEAR      10 YEAR   LIFE OF CLASS
                                                ------       ------      -------   -------------
Return Before Taxes                              16.10%        5.58%        6.60%          6.72%
Return After Taxes on Distributions              12.80%        4.55%        4.57%          4.64%
Return After Taxes on Distributions and
 Sale of Fund Shares                             10.41%        4.16%        4.39%          4.46%
Citigroup World Government Bond Index* (1)       14.91%        5.75%        6.79%          6.93%
Lehman Global Aggregate Index* (2)               12.51%        5.43%        6.82%          6.90%

CLASS A SHARES**
(INCEPTION DATE: 11/5/01)

Return Before Taxes                              10.58%         N/A          N/A          12.17%
Citigroup World Government Bond Index* (1)       14.91%         N/A          N/A          13.58%
Lehman Global Aggregate Index* (2)               12.51%         N/A          N/A          11.59%

CLASS B SHARES**
(INCEPTION DATE: 11/26/01)

Return Before Taxes                               9.98%         N/A          N/A          14.47%
Citigroup World Government Bond Index* (1)       14.91%         N/A          N/A          15.67%
Lehman Global Aggregate Index* (2)               12.51%         N/A          N/A          13.29%

CLASS C SHARES**
(INCEPTION DATE: 7/2/02)

Return Before Taxes                              14.52%         N/A          N/A          15.59%
Citigroup World Government Bond Index* (1)       14.91%         N/A          N/A          16.01%
Lehman Global Aggregate Index* (2)               12.51%         N/A          N/A          13.68%

  *  Does not reflect the deduction of fees, expenses or taxes.

 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 4.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.
(1) The Citigroup World Government Bond Index represents the broad global government fixed income markets and includes the domestic debt issues of the U.S. government and most developed non-U.S. governments.
(2) As of April 30, 2004, the Fund's benchmark changed from the Citigroup World Government Bond Index to the Lehman Global Aggregate Index in order to align the Fund with a benchmark that is reflective of its principal investment strategies, which also were changed on April 30, 2004. The Lehman Global Aggregate Index is a broad-based, market capitalization weighted index which measures the broad global markets for U.S. and non-U.S. corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*


                                                                   CLASS A      CLASS B   CLASS C   CLASS Y
                                                                   -------      -------   -------   -------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a % of offering price)                                         4.50%        None      None      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
   (as a % of purchase or sales price, whichever is less)             None**       5.00%     0.75%     None
Exchange Fee                                                          None         None      None      None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)***


                                                                   CLASS A      CLASS B   CLASS C   CLASS Y
                                                                   -------      -------   -------   -------
Management Fees                                                       0.75%        0.75%     0.75%     0.75%
Distribution and/or Service (12b-1) Fees                              0.25%        1.00%     0.75%     None
Other Expenses****                                                    0.55%        0.58%     0.49%     0.49%
                                                                   -------      -------   -------   -------
Total Annual Fund Operating Expenses                                  1.55%        2.33%     1.99%     1.24%
                                                                   =======      =======   =======   =======
Management Fee Waiver/Expense Reimbursements                          0.40%        0.43%     0.34%     0.34%
                                                                   -------      -------   -------   -------
Net Expenses*****                                                     1.15%        1.90%     1.65%     0.90%
                                                                   =======      =======   =======   =======


    * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
   ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
  *** The operating expenses shown for each class are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2004.
 ****   Includes an administrative fee of 0.075% paid by the Fund to UBS Global
        AM.
***** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for the fiscal year ending June 30, 2005, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                          1 YEAR      3 YEARS      5 YEARS     10 YEARS
                                                          ------      -------      -------     --------
Class A                                                   $  562      $   880      $ 1,221     $  2,180
Class B (assuming sale of all shares at end of period)       693          986        1,406        2,258
Class B (assuming no sale of shares)                         193          686        1,206        2,258
Class C (assuming sale of all shares at end of period)       243          592        1,041        2,289
Class C (assuming no sale of shares)                         168          592        1,041        2,289
Class Y                                                       92          360          648        1,470

UBS INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income by investing primarily in the equity securities of non-U.S. issuers.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include dividend-paying securities, common stock and preferred stock of issuers located throughout the world. The Fund may invest in stocks of companies of any size. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

SECURITIES SELECTION

The Advisor uses a disciplined intrinsic or fundamental value approach that seeks to take advantage of pricing anomalies in markets. The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments.

For each security under analysis, a fundamental value is estimated, based upon detailed country, industry and company analysis, including visits to the company, its competitors and suppliers and other independent sources of information. This fundamental value estimate is a function of the present value of the estimated future cash flows. The resulting fundamental value estimate is then compared to the company's current market price to ascertain whether a valuation anomaly exists. Such anomalies are often created by human over-reaction to news flow. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- SMALL AND MEDIUM COMPANY RISK--The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities of generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- FOREIGN INVESTING RISK--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

TOTAL RETURN OF CLASS Y SHARES (1994 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

[CHART]

CALENDAR YEAR     TOTAL RETURN
1994                      0.94%
1995                     15.55%
1996                     12.75%
1997                      5.74%
1998                     14.39%
1999                     19.16%
2000                     -9.09%
2001                    -16.99%
2002                    -14.12%
2003                     31.66%

Total Return January 1 to September 30, 2004: 2.96%
Best quarter during calendar years shown: 2nd Quarter 2003: 17.22% Worst quarter during calendar years shown: 3rd Quarter 2002: - 21.31%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2003


CLASS Y SHARES
(INCEPTION DATE: 8/31/93)                        1 YEAR      5 YEAR     10 YEAR   LIFE OF CLASS
                                                 ------      ------     -------   -------------
Return Before Taxes                               31.66%       0.33%       4.93%           4.41%
Return After Taxes on Distributions               31.17%      -1.35%       3.28%           2.82%
Return After Taxes on Distributions and
 Sale of Fund Shares                              21.32%      -0.38%       3.48%           3.05%
MSCI World Ex USA (Free) Index* (1)               39.49%       0.42%       4.76%           4.48%

CLASS A SHARES**
(INCEPTION DATE: 6/30/97)

Return Before Taxes                               24.07%      -1.00%        N/A            0.04%
MSCI World Ex USA (Free) Index* (1)               39.49%       0.42%        N/A            1.65%

CLASS B SHARES**
(INCEPTION DATE: 2/12/02)

Return Before Taxes                               25.30%        N/A         N/A            5.71%
MSCI World Ex USA (Free) Index* (1)               39.49%        N/A         N/A           12.05%

CLASS C SHARES**
(INCEPTION DATE: 1/25/02)

Return Before Taxes                               29.21%        N/A         N/A            7.33%
MSCI World Ex USA (Free) Index* (1)               39.49%        N/A         N/A           11.16%

  *  Does not reflect the deduction of fees, expenses or taxes.

 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

(1) The MSCI World Ex USA (Free) Index is an unmanaged, market driven broad-based securities index which includes non-U.S. equity markets in terms of capitalization and performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*


                                                                   CLASS A    CLASS B    CLASS C    CLASS Y
                                                                   -------    -------    -------    -------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a % of offering price)                                         5.50%      None       None       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
   (as a % of purchase or sales price, whichever is less)             None**     5.00%      1.00%      None
Exchange Fee                                                          None       None       None       None
Redemption Fee (as a percentage of amount redeemed within 90
   days of purchase, if applicable)***                                1.00%      None       None       1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)****


                                                                   CLASS A    CLASS B    CLASS C    CLASS Y
                                                                   -------    -------    -------    -------
Management Fees                                                       0.80%      0.80%      0.80%      0.80%
Distribution and/or Service (12b-1) Fees                              0.25%      1.00%      1.00%      None
Other Expenses*****                                                   0.50%      0.80%      0.55%      0.46%
                                                                   -------    -------    -------    -------
Total Annual Fund Operating Expenses                                  1.55%      2.60%      2.35%      1.26%
                                                                   =======    =======    =======    =======
Management Fee Waiver/Expense Reimbursements                          0.30%      0.60%      0.35%      0.26%
                                                                   -------    -------    -------    -------
Net Expenses******                                                    1.25%      2.00%      2.00%      1.00%
                                                                   =======    =======    =======    =======


     * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
    ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
   *** Please see the section entitled "Selling Shares" for additional information concerning the applicability of the redemption fee.
  **** The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2004.
 *****  Includes an administrative fee of 0.075% paid by the Fund to UBS Global
        AM.
****** The Advisor has agreed irrevocably to waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 1.00% for each of the Class A, Class B, Class C and Class Y shares, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                            1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                            ------    -------   -------   --------
Class A                                                     $  670    $   985   $ 1,321   $  2,270
Class B (assuming sale of all shares at end of period)         703      1,052     1,527      2,395
Class B (assuming no sale of shares)                           203        752     1,327      2,395
Class C (assuming sale of all shares at end of period)         303        700     1,224      2,659
Class C (assuming no sale of shares)                           203        700     1,224      2,659
Class Y                                                        102        374       667      1,500

UBS EMERGING MARKETS DEBT FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in debt securities that are tied economically to emerging market countries. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of more than one year. The Fund is a non-diversified fund.

Such investments may include debt securities issued by governments, government-related entities (including participation in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

The Fund intends to invest primarily in a portfolio of debt securities located in at least three emerging market countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East. The World Bank and other international agencies consider a country to be an "emerging market" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. As these markets change and other countries' markets develop, the Fund expects the countries in which it invests to change. Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

A substantial amount of the Fund's assets may be invested in higher-yielding, lower-rated bonds. Lower-rated bonds are bonds rated in the lower rating categories of Moody's and S&P, including securities rated Ba or lower by Moody's and BB or lower by S&P. Securities rated in these categories are considered to be of poorer quality and predominantly speculative. Bonds in these categories may also be called "high yield bonds" or "junk bonds."

The Fund may also invest in debt securities on which the return is derived primarily from other emerging market instruments, such as interest rate swap contracts and currency swap contracts. The Fund may also invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States.

SECURITIES SELECTION

The investment decision-making process can be divided up into two parts - country selection and security selection.

COUNTRY SELECTION

The Advisor decides on country over- and under-weights relative to the Fund's benchmark, the J.P. Morgan Emerging Market Bond Index Global, by using a price/value framework. Subjective judgments, such as political risk assessment, also affect the final country decision.

SECURITY SELECTION

The Advisor searches for bonds that will outperform market expectations, given the Advisor's country and market views. The Advisor also seeks to identify potential sales in the Fund's portfolio when risk is not being compensated by expected return. Typically, the Fund invests in U.S. dollar denominated sovereign bonds, but the Advisor also examines corporate and local currency opportunities.

The Advisor's analysis of emerging market bonds is enhanced by an advanced in-house emerging market bond analytics database. The database is specially designed to assimilate the characteristics of emerging market bonds; it allows the Advisor to perform detailed instrument-level analysis.

In addition to macroeconomic research, bottom-up input-such as liquidity considerations, volatility and company risk for specific bonds, to name but a few-is also crucial in the Advisor's decision making process.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When unusual market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to meet its objective. See the Statement of Additional Information ("SAI") for further information.

Portfolio turnover rates are not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. It may also result in taxable gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The portfolio turnover rate for the Fund may exceed 100%.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

- CREDIT RISK--The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- GEOGRAPHIC CONCENTRATION RISK--The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

- DERIVATIVES RISK--The risk that the Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*


                                                                  CLASS A        CLASS B     CLASS C     CLASS Y
                                                                 ----------     ---------   ---------   ---------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)                                           4.50%         None        None        None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of purchase or sales price, whichever is less)               None**        5.00%       0.75%       None
Exchange Fee                                                           None          None        None        None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)***


                                                                  CLASS A        CLASS B     CLASS C     CLASS Y
                                                                 ----------     ---------   ---------   ---------
Management Fees                                                        0.65%         0.65%       0.65%       0.65%
Distribution and/or Service (12b-1) Fees                               0.25%         1.00%       0.75%       None
Other Expenses****                                                     0.50%         0.50%       0.50%       0.50%
                                                                 ----------     ---------   ---------   ---------
Total Annual Fund Operating Expenses                                   1.40%         2.15%       1.90%       1.15%
                                                                 ==========     =========   =========   =========
Management Fees/Expense Reimbursements                                   --            --          --          --
                                                                 ----------     ---------   ---------   ---------
Net Expenses*****                                                      1.40%         2.15%       1.90%       1.15%
                                                                 ==========     =========   =========   =========


    * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
   ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
  ***   The fees and expenses are based on estimates.
 ****   Includes an administrative fee of 0.075% paid by the Fund to UBS Global
        AM.
***** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for its fiscal year ending June 30, 2005, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 YEAR*      3 YEARS*
                                                                 ----------   -----------
Class A                                                          $      586   $       873
Class B (assuming sale of all shares at end of period)                  718           973
Class B (assuming no sale of shares)                                    218           673
Class C (assuming sale of all shares at end of period)                  268           597
Class C (assuming no sale of shares)                                    193           597
Class Y                                                                 117           365

* The Fund has not projected expenses beyond the three-year period shown because the Fund had not commenced investment operations as of the date of this prospectus.

UBS EMERGING MARKETS EQUITY FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities that are tied economically to emerging market countries. Investments in equity securities may include dividend-paying securities, common stock and preferred stock. Securities tied economically to emerging market countries include securities on which the return is derived from issuers in emerging market countries, such as equity swap contracts and equity swap index contracts. The Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks. The Fund is a non-diversified fund.

The Fund intends to invest primarily in a portfolio of equity securities of issuers located in at least three emerging market countries, which may be located in Asia, Europe, Latin America, Africa, or the Middle East. The World Bank and other international agencies consider a country to be an "emerging market" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. As these markets change and other countries' markets develop, the Fund expects the countries in which it invests to change. Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Up to 20% of the Fund's net assets may be invested in higher-yielding, lower-rated fixed income securities. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of more than one year. These securities are rated in the lower rating categories of Moody's and S&P, including securities rated Ba or lower by Moody's and BB or lower by S&P. Securities rated in these categories are considered to be of poorer quality and predominantly speculative. Securities in these categories may also be called "high yield bonds" or "junk bonds." The Fund may also invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside of the United States. The Fund may also invest in securities of small capitalization companies.

The Fund's management process begins with an analysis of the fundamental economic and political elements that drive capital market risks and returns. We combine this "top-down" analysis with proven fundamental security research or "bottom-up" analysis. Investment decisions represent the synthesis of quantitative estimates and qualitative judgments of the portfolio management team.

The Advisor's investment style is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

For each security under analysis, an intrinsic value is estimated based upon detailed country, industry and company analysis, including visits to the company, its competitors and suppliers and other independent sources of information. This intrinsic value estimate is a function of the present value of the estimated future cash flows. The resulting intrinsic value estimate is then compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a price below the estimated intrinsic value would be considered a candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic value allows comparison across industries and countries.

The Advisor's investment specialists are organized along sector lines. Through an intensive process of company visits and interactions with industry specialists, analysts gain an understanding of both the company and the dynamics of the company's industry. There is a continuous effort to identify non-consensus sources of information. Analysts are able to draw on the resources of the entire UBS Global Asset Management global research team. This is increasingly important as more companies operate in a global context. The goal is to gain a clear understanding of the medium-term (up to five years) and long-term prospects of the company, and in particular, its ability to generate earnings.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to meet its objective. See the SAI for further information.

Portfolio turnover rates are not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. It may also result in taxable gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The portfolio turnover rate for the Fund may exceed 100%.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

- CREDIT RISK--The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

- SMALL COMPANY RISK--The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- GEOGRAPHIC CONCENTRATION RISK--The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

- DERIVATIVES RISK--The risk that the Fund's investments in derivatives may rise or fall more rapidly than other investments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)*


                                                                  CLASS A        CLASS B     CLASS C     CLASS Y
                                                                 ----------     ---------   ---------   ---------
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)                                           5.50%         None        None        None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of purchase or sales price, whichever is less)               None**        5.00%       1.00%       None
Exchange Fee                                                           None          None        None        None
Redemption Fee
  (as a percentage of amount redeemed, if applicable)***               1.00%         None        None        1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)****


                                                                  CLASS A        CLASS B     CLASS C     CLASS Y
                                                                 ----------     ---------   ---------   ---------
Management Fees                                                        1.10%         1.10%       1.10%       1.10%
Distribution and/or Service (12b-1) Fees                               0.25%         1.00%       1.00%       None
Other Expenses*****                                                    0.50%         0.50%       0.50%       0.50%
                                                                 ----------     ---------   ---------   ---------
Total Annual Fund Operating Expenses                                   1.85%         2.60%       2.60%       1.60%
                                                                 ==========     =========   =========   =========
Management Fee Waiver/Expense Reimbursements                             --            --          --          --
                                                                 ----------     ---------   ---------   ---------
Net Expenses******                                                     1.85%         2.60%       2.60%       1.60%
                                                                 ==========     =========   =========   =========


     * Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.
    ** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.
   *** Please see the section entitled "Selling Shares" for additional information concerning the applicability of the redemption fee.
  ****  The fees and expenses are based on estimates.
 *****  Includes an administrative fee of 0.075% paid by the Fund to UBS Global
        AM.
****** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for its fiscal year ending June 30, 2005, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                           1 YEAR*      3 YEARS*
                                                                          ----------   ----------
Class A                                                                   $      728   $    1,100
Class B (assuming sale of all shares at end of period)                           763        1,108
Class B (assuming no sale of shares)                                             263          808
Class C (assuming sale of all shares at end of period)                           263          808
Class C (assuming no sale of shares)                                             363          808
Class Y (assuming sale of all shares at end of period)                           463          811

* The Fund has not projected expenses beyond the three-year period shown because the Fund had not commenced investment operations as of the date of this prospectus.

THE UBS FUNDS

MANAGING YOUR FUND ACCOUNT

FLEXIBLE PRICING

The UBS Funds offer four classes of shares--Class A, Class B, Class C and Class
Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund(s). Class Y shares are only available to certain types of investors.

The UBS Funds have adopted separate plans pertaining to the Class A, Class B and Class C shares of the Funds under rule 12b-1 that allow the Funds to pay service and (for Class B and Class C shares) distribution fees for the sale of the Funds' shares and services provided to shareholders. Because the 12b-1 fees for Class B and Class C shares are paid out of a Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See "Sales Charge Waivers for Class A, Class B and Class C Shares" below. You may also qualify for a reduced sales charge on Class A shares. See "Sales Charge Reductions for Class A Shares" below.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in a Fund. Class A shares pay an annual service fee of 0.25% of average net assets, but they pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for each Fund are described in the following tables:

CLASS A SALES CHARGES-UBS U.S. Bond Fund, UBS High Yield Fund, UBS Global Bond Fund and UBS Emerging Markets Debt Fund:

                                                                                                   REALLOWANCE TO
                                                    SALES CHARGE AS A PERCENTAGE OF:             SELECTED DEALERS AS
AMOUNT OF INVESTMENT                             OFFERING PRICE    NET AMOUNT INVESTED       PERCENTAGE OF OFFERING PRICE
--------------------                             --------------    -------------------       ----------------------------
Less than $100,000                                     4.50%              4.71%                               4.00%
$100,000 to $249,999                                   3.50               3.63                                3.00
$250,000 to $499,999                                   2.50               2.56                                2.00
$500,000 to $999,999                                   2.00               2.04                                1.75
$1,000,000 and over (1)                                None               None                  May pay up to 1.00(2)


CLASS A SALES CHARGES-UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate

Equity Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund and UBS Emerging Markets Equity Fund:


                                                                                                   REALLOWANCE TO
                                                    SALES CHARGE AS A PERCENTAGE OF:             SELECTED DEALERS AS
AMOUNT OF INVESTMENT                             OFFERING PRICE    NET AMOUNT INVESTED       PERCENTAGE OF OFFERING PRICE
--------------------                             --------------    -------------------       ----------------------------
Less than $50,000                                      5.50%              5.82%                               5.00%
$50,000 to $99,999                                     4.50               4.71                                4.00
$100,000 to $249,999                                   3.50               3.63                                3.00
$250,000 to $499,999                                   2.50               2.56                                2.00
$500,000 to $999,999                                   2.00               2.04                                1.75
$1,000,000 and over (1)                                None               None                  May pay up to 1.00(2)

(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

(2) For sales of $1 million or more, UBS Global AM pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million, 0.75% on the next $2 million, and 0.50% on the next $5 million.

If you intend to purchase more than $10 million of Class A shares ($5 million in the case of UBS U.S. Small Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund), you should instead purchase Class Y shares, which have lower ongoing expenses.

CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase price in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                              PERCENTAGE (BASED ON AMOUNT OF
                                             INVESTMENT) BY WHICH THE SHARES'
                                              NET ASSET VALUE IS MULTIPLIED:
                                         -----------------------------------------
                                           LESS     $100,000   $250,000   $500,000
IF YOU SELL                                THAN        TO         TO        TO
SHARES WITHIN:                           $100,000   $249,999   $499,999   $999,999
--------------                           --------   --------   --------   --------
1st year since purchase                       5%         3%          3%        2%
2nd year since purchase                       4%         2%          2%        1%
3rd year since purchase                       3%         2%          1%     None
4th year since purchase                       2%         1%       None      None
5th year since purchase                       2%      None        None      None
6th year since purchase                       1%      None        None      None
7th year since purchase                    None       None        None      None

IF YOU ARE ELIGIBLE FOR A COMPLETE WAIVER OF THE SALES CHARGE ON CLASS A SHARES BECAUSE YOU ARE INVESTING $1 MILLION OR MORE, YOU SHOULD PURCHASE CLASS A SHARES, WHICH HAVE LOWER ONGOING EXPENSES.

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000 and after the end of the second year if you purchase $500,000 or more but less than $1 million. TO QUALIFY FOR THE LOWER DEFERRED SALES CHARGE AND SHORTER CONVERSION SCHEDULE, YOU MUST MAKE THE INDICATED INVESTMENT AS A SINGLE PURCHASE.

Regardless of the amount of the investment, Class B shares of Family Funds ("Family Funds" include other UBS Funds, UBS PACE Select funds and other funds for which UBS Global AM serves as principal underwriter) purchased or acquired prior to November 5, 2001 and exchanged (including exchanges as part of a reorganization) for shares of the Funds after November 5, 2001 (collectively, "Prior Class B Shares") are subject to a deferred sales charge at the time of redemption at the following percentages: (i) 5%, if shares are sold within the first year since purchase; (ii) 4%, if shares are sold within the second year since purchase; (iii) 3%, if shares are sold within the third year since purchase; (iv) 2%, if shares are sold within the fourth or fifth year since purchase; and (v) 1%, if shares are sold within the sixth year of purchase. Prior Class B Shares held longer than six years are not subject to a deferred sales charge and automatically convert to Class A shares, which have lower ongoing expenses.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

-    First, Class B shares representing reinvested dividends, and

-    Second, Class B shares that you have owned the longest.

CLASS C SHARES

Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets for fixed income funds, and 0.75% of average net assets for equity funds, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00% for equity funds and 0.75% for fixed income funds, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% for equity funds and 0.75% for fixed income funds by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

CLASS A FRONT-END SALES CHARGE WAIVERS. Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

  1. Redemptions from any registered mutual fund for which UBS Global AM or any of its affiliates serves as principal underwriter if you:

       -    Originally paid a front-end sales charge on the shares; and

       -    Reinvest the money within 60 days of the redemption date.

The Funds' front-end sales charges will also not apply to Class A purchases by or through:

  2. Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees of any investment company for which UBS Global AM or any of its affiliates serves as principal underwriter.

  3. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

  4. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

  5. Broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

  6. Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

  7.   Insurance company separate accounts.

  8. Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

  9.   Reinvestment of capital gains distributions and dividends.

  10. College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

  11. A UBS Financial Services Inc. Adviser who was formerly employed as an investment executive with a competing brokerage firm, and

       - you were the Financial Advisor's client at the competing brokerage firm;

       - within 90 days of buying shares in the Fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

       - you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

CLASS A, CLASS B AND CLASS C SHARES CONTINGENT DEFERRED SALES CHARGE WAIVERS. The contingent deferred sales charge will be waived for:

-    Redemptions of Class A shares by former holders of Class N shares;

- Exchanges between funds for which UBS Global AM or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

- Redemptions following the death or disability of the shareholder or beneficial owner;

-    Tax-free returns of excess contributions from employee benefit plans;

- Distributions from employee benefit plans, including those due to plan termination or plan transfer;

- Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

     - are limited annually to no more than 12% of the original account value;

     -    are made in equal monthly amounts, not to exceed 1% per month; and

     - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

-    Redemptions of shares purchased through certain retirement plans.

SALES CHARGE REDUCTIONS FOR CLASS A SHARES

RIGHT OF ACCUMULATION

A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class B, Class C and/or Class P or Y shares of Family Funds (please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the terms of a Letter of Intent) already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class B, Class C and/or Class P or Y shares, as well as those Class A, Class B, Class C and/or Class P or Y shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class B, Class C and/or Class P or Y shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class B, Class C and/or Class P or Y shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS Global AM with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

LETTER OF INTENT

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class B, Class C and/or Class Y shares made not more than three months prior to the date that investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, and must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS Global AM or from investment professionals. Investors should read the Letter of Intent carefully.

NOTE ON SALES CHARGE REDUCTIONS AND WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

Additional information concerning sales charge reductions and waivers is available in the Funds' SAI. If you think you qualify for any of the sales charge waivers or reductions described above, you may need to notify and/or provide certain documentation to UBS Global AM. You will also need to notify UBS Global AM of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to UBS Global AM may include:

- Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

- Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

- Any other information that may be necessary for UBS Global AM to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647-1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Funds' distribution arrangements and the applicable sales charge reductions and waivers is available on the Funds' website, free of charge, at http://www.ubsglobalam.com.

CLASS Y SHARES

Shareholders pay no front-end sales charges on Class Y shares. However, as principal underwriter of the Funds, UBS Global AM may make ongoing payments out of its own resources, in an amount up to 25% of the net management fee, to affiliated and unaffiliated dealers that sell Class Y shares of the Funds. The net management fee is the contractual management fee less any management fee waivers.

The following are eligible to purchase Class Y shares:

- Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

- Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

- Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

- Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

- Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio;

- Shareholders who owned Class Y shares of the Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that Fund through the program;

- College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

-    Other investors as approved by the Funds' Board of Trustees;

- Shareholders who invest a minimum initial amount of $10 million in a Fund ($5 million for UBS U.S. Small Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund). An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums; and

- Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC.

Class Y shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

BUYING SHARES

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

- Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM);

-    Buying shares through the transfer agent as described below; or

-    Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds and UBS Global AM reserve the right to reject a purchase order or suspend the offering of shares.

THROUGH FINANCIAL INSTITUTIONS/PROFESSIONALS

As mentioned above, the Funds have entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Funds. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Funds.

ADDITIONAL COMPENSATION TO AFFILIATED DEALER

UBS Global AM pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

- 0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.

- a monthly retention fee at the annual rate of 0.10% of the value of shares of a Fund that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS Global AM out of its own resources.

MINIMUM INVESTMENTS:

Class A, Class B and Class C shares:

To open an account                 $   1,000
To add to an account               $     100

The Funds may waive or reduce these amounts for:

-    Employees of UBS Global AM or its affiliates; or

- Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Funds' automatic investment plan.

MARKET TIMERS. The interests of the Funds' long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." Market timing may cause a Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt a Fund's performance and its shareholders. UBS Global AM and the Funds will reject purchase orders and exchanges into the Funds by any person, group or account that UBS Global AM determines to be a market timer.

SELLING SHARES

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, a Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, a Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Funds' transfer agent, you may sell them as explained below.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services, Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

It costs the Funds money to maintain shareholder accounts. Therefore, the Funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. If a Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

REDEMPTION FEE (UBS GLOBAL ALLOCATION FUND, UBS GLOBAL EQUITY FUND, UBS INTERNATIONAL EQUITY FUND AND UBS EMERGING MARKETS EQUITY FUND)

If you sell or exchange Class A shares or sell Class Y shares of UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund or UBS Emerging Markets Equity Fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable Fund, not to the Advisor or UBS Global AM. The redemption fee is designed to offset the costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to Class A or Class Y shares of the above-referenced Funds that:

- are held through certain omnibus accounts, including retirement plans qualified under Section 401(k) of the IRC or plans administered as college savings programs under Section 529 of the IRC;

-    are sold or exchanged under automatic withdrawal plans;

- are held through certain managed account programs with automatic asset allocation rebalancing features; or

-    are sold due to death or disability of the shareholder.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of a fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares but shareholders of UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund and UBS Emerging Markets Equity Fund may be subject to the redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the Fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other Fund.

You may exchange shares of one Fund for shares of another Fund only after the first purchase has settled and the first Fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Funds' transfer agent, you may exchange your shares as explained below.

The Funds may modify or terminate the exchange privilege at any time.

TRANSFER AGENT

If you wish to invest in this or any other of the Family Funds through the Funds' transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Funds' transfer agent. Your letter must include:

-    Your name and address;

-    Your account number;

- The name of the Fund whose shares you are selling, and if exchanging shares, the name of the Fund whose shares you want to buy;

-    The dollar amount or number of shares you want to sell and/or exchange; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Funds will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

     PFPC Inc.
     Attention: UBS Mutual Funds
     760  Moore Road
     King of Prussia, PA 19406

You do not have to complete an application when you make additional investments in the same Fund.

PRICING AND VALUATION

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. Each Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. Each Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and a Fund does not price its shares, on most national holidays and on Good Friday.

Your price for buying, selling or exchanging shares of a Fund will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

Each Fund calculates its net asset value based on the current market value of its portfolio securities. Each Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Funds' Board of Trustees. Each Fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

Each Fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. A Fund may own securities including some securities that trade primarily in foreign markets that trade on weekends or other days on which the Fund does not calculate net asset value. As a result, a Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. If a Fund concludes that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the close of regular trading on the NYSE, the Fund may use fair value methods to reflect those changes. This policy is intended to assure that each Fund's net asset value fairly reflects security values as of the time of pricing.

MANAGEMENT

INVESTMENT ADVISOR

UBS Global Asset Management (Americas) Inc. (the "Advisor"), a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of June 30, 2004, the Advisor had approximately $54.3 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $475.6 billion in assets under management as of June 30, 2004. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

PORTFOLIO MANAGEMENT

Investment decisions for the Funds are made by investment management teams at the Advisor. No member of any investment management team is primarily responsible for making recommendations for portfolio purchases.

ADVISORY FEES

The investment advisory fees (expressed as a percentage of average net assets) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by each Fund are presented in the tables below.

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the total operating expenses (excluding 12b-1 fees) of the Funds do not exceed the amounts listed in the table below under "Total Expense Limit." The contractual fee waiver and/or expense reimbursement agreement will remain in place for the Funds' fiscal year ending June 30, 2005. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.


                                                           ADVISORY
                                                 TOTAL     FEE AS OF
                                                EXPENSE     JUNE 30,       ADVISORY FEE AS OF JULY 1, 2004
FUND                                             LIMIT        2004      ASSETS UNDER MANAGEMENT          FEE
----                                             -----        ----      -----------------------          ---
UBS U.S. Large Cap Value Equity Fund             0.85%        0.70%     $0 - $500 million                0.70%
                                                                        On the next $500 million -
                                                                        $1 billion                       0.65%
                                                                        On the next $1 billion -
                                                                        $1.5 billion                     0.60%
                                                                        On the next $1.5 billion -
                                                                        $2 billion                      0.575%
                                                                        Above $2 billion                 0.55%

UBS U.S. Small Cap Equity Fund                   1.15%        1.00%     N/A                              1.00%

UBS U.S. Real Estate Equity Fund                 1.05%        0.90%     N/A                              0.90%

                                                            ADVISORY
                                                 TOTAL     FEE AS OF
                                                EXPENSE     JUNE 30,       ADVISORY FEE AS OF JULY 1, 2004
FUND                                             LIMIT        2004      ASSETS UNDER MANAGEMENT          FEE
----                                             -----        ----      -----------------------          ---
UBS Global Bond Fund                             0.90%        0.75%     $0 - $500 million                0.75%
                                                                        On the next $500 million -
                                                                        $1 billion                       0.70%
                                                                        On the next $1 billion -
                                                                        $1.5 billion                     0.65%
                                                                        On the next $1.5 billion -
                                                                        $2 billion                       0.60%
                                                                        Above $2 billion                 0.55%

UBS U.S. Large Cap Equity Fund                   1.05%        0.70%     $0 - $500 million                0.70%
                                                                        On the next $500 million -
                                                                        $1 billion                       0.65%
                                                                        On the next $1 billion -
                                                                        $1.5 billion                     0.60%
                                                                        On the next $1.5 billion -
                                                                        $2 billion                      0.575%
                                                                        Above $2 billion                 0.55%

UBS U.S. Large Cap Growth Fund                   0.80%        0.70%     $0 - $500 million                0.70%
                                                                        On the next $500 million -
                                                                        $1 billion                       0.65%
                                                                        On the next $1 billion -
                                                                        $1.5 billion                     0.60%
                                                                        On the next $1.5 billion -
                                                                        $2 billion                      0.575%
                                                                        Above $2 billion                 0.55%

UBS U.S. Small Cap Growth Fund*                  1.03%        0.85%     $0 - $1 billion                  0.85%
                                                                        Above $1 billion                0.825%

UBS U.S. Bond Fund                               0.60%        0.50%     $0 - $500 million                0.50%
                                                                        On the next $500 million -
                                                                        $1 billion                      0.475%
                                                                        On the next $1 billion -
                                                                        $1.5 billion                     0.45%
                                                                        On the next $1.5 billion -
                                                                        $2 billion                      0.425%
                                                                        Above $2 billion                 0.40%

UBS High Yield Fund                              0.95%        0.60%     $0 - $500 million                0.60%
                                                                        On the next $500 million -
                                                                        $1 billion                       0.55%
                                                                        Above $1 billion                0.525%

UBS Emerging Markets Debt Fund                   1.15%        0.65%     N/A                              0.65%

UBS Emerging Markets Equity Fund                 1.60%        1.10%     N/A                              1.10%

                                   TOTAL    ADVISORY FEE AS OF JUNE 30, 2004     ADVISORY FEE AS OF JULY 1, 2004
                                  EXPENSE   ASSETS UNDER                         ASSETS UNDER
FUND                               LIMIT     MANAGEMENT                  FEE     MANAGEMENT                 FEE
----                               -----     ----------                  ---     ----------                 ---
UBS Global Allocation Fund          N/A         N/A                      0.80%   $0 - $500 million          0.80%
                                                                                 On the next
                                                                                 $500 million -
                                                                                 $1 billion                 0.75%
                                                                                 On the next
                                                                                 $1 billion -
                                                                                 $1.5 billion               0.70%
                                                                                 On the next
                                                                                 $1.5 billion -
                                                                                 $2 billion                0.675%
                                                                                 Above $2 billion           0.65%

UBS Global Equity Fund              1.00%   $0 - $250 million            0.75%   $0 - $250 million          0.75%
                                            On the next                          On the next
                                            $250 million -                       $250 million -
                                            $500 million                 0.70%   $500 million               0.70%
                                            On the next                          On the next
                                            $500 million -                       $500 million -
                                            $1 billion                   0.68%   $1 billion                 0.68%
                                            Above $1 billion             0.65%   Above $1 billion           0.65%


* Prior to November 10, 2003, the advisory fee for UBS U.S. Small Cap Growth Fund was 1.00% and, under the contractual fee waiver and/or expense reimbursement agreement, the Advisor agreed to waive its fees or reimburse expenses so that the total operating expenses (excluding 12b-1 fees) of the Fund did not exceed 1.15%.

With regard to UBS International Equity Fund, the Advisor has agreed to irrevocably waive its fees and reimburse certain expense so that the total operating expenses (excluding 12b-1 fees) of the Fund do not exceed the amount listed in the table below under "Total Expense Limit":


                                   TOTAL
                                  EXPENSE   ADVISORY FEE AS OF      ADVISORY FEE AS OF JULY 1, 2004
FUND                               LIMIT      JUNE 30, 2004       ASSETS UNDER MANAGEMENT       FEE
----                               -----      -------------       -----------------------       ---
UBS International Equity Fund       1.00%         0.80%           $0 - $500 million             0.80%
                                                                  On the next $500 million -
                                                                  $1 billion                    0.75%
                                                                  On the next $1 billion -
                                                                  $1.5 billion                  0.70%
                                                                  On the next $1.5 billion -
                                                                  $2 billion                   0.675%
                                                                  Above $2 billion              0.65%

ADMINISTRATOR

UBS Global Asset Management (US) Inc. ("UBS Global AM"), located at 51 West 52nd Street, New York, NY 10019-6114, is the administrator of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS. Each Fund pays UBS Global AM at the annual contract rate of 0.075% of its average daily net assets for administrative services.

DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Income dividends are normally declared, and paid, by each fixed income fund monthly, and by each equity fund and multi-asset fund annually. Capital gains, if any, are distributed in December. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions.

Classes with higher expenses are expected to have lower income dividends. For example, Class B and Class C shares are expected to have the lowest dividends of a Fund's shares, while Class Y shares are expected to have the highest.

You will receive income dividends and capital gain distributions in additional shares of the same class of a Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAXES

In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates, provided certain holding period requirements are met.

By law, a Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:

-    provide your correct social security or taxpayer identification number,

-    certify that this number is correct,

-    certify that you are not subject to backup withholding, and

-    certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Any foreign taxes a Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

SUPPLEMENTAL INVESTMENT ADVISOR PERFORMANCE INFORMATION

Because the Advisor has managed other advisory accounts for many years in a substantially similar manner to the way in which the Advisor manages certain Funds, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables below provide performance information for composites of other advisory accounts ("Account Composite Performance") managed by the Advisor in a substantially similar manner to the way in which the Advisor manages certain Funds' assets. The Account Composite Performance was obtained from the records maintained by the Advisor, and is adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable. The following presentation also shows the Account Composite Performance adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, and also reflects the Class A front-end sales charge of 5.50% or 4.50%, as applicable. The performance of one or more appropriate unmanaged benchmark indexes, not adjusted for any fees or expenses, is provided as well for each composite.

Please note that the Account Composite Performance is not the Funds' own historical performance. The Account Composite Performance should not be considered a substitute for the Funds' performance, and the Account Composite Performance is not necessarily an indication of the Funds' future performance. The accounts included in the Account Composite Performance were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940 and the IRC, which, if applicable, may have adversely affected the performance of these accounts.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. BOND FUND

COMPOSITE PERFORMANCE: U.S. BOND COMPOSITE

JANUARY 1, 1982 THROUGH AUGUST 31, 2004

[CHART]

YEAR      NET RETURN (%)(1)   NET RETURN (%)(2)     GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
1982                  29.00%              35.08%               36.20%                      32.62%
1983                   1.99%               6.79%                7.70%                       8.37%
1984                   9.56%              14.72%               15.69%                      15.15%
1985                  15.78%              21.24%               22.25%                      22.11%
1986                   9.80%              14.98%               15.94%                      15.25%
1987                  -0.97%               3.70%                4.58%                       2.76%
1988                   3.11%               7.97%                8.88%                       7.88%
1989                   7.67%              12.74%               13.69%                      14.53%
1990                   3.56%               8.44%                9.35%                       8.95%
1991                  12.04%              17.31%               18.30%                      16.00%
1992                   2.40%               7.22%                8.13%                       7.40%
1993                   4.68%               9.61%               10.54%                       9.75%
1994                  -7.49%              -3.13%               -2.30%                      -2.92%
1995                  12.33%              17.62%               18.61%                      18.48%
1996                  -1.14%               3.51%                4.39%                       3.63%
1997                   4.32%               9.24%               10.16%                       9.65%
1998                   2.49%               7.32%                8.22%                       8.67%
1999                  -5.43%              -0.97%               -0.13%                      -0.83%
2000                   5.59%              10.56%               11.50%                      11.62%
2001                   3.08%               7.93%                8.84%                       8.44%
2002                  -0.59%               4.09%                4.61%                       5.04%
2003                  -0.58%               4.11%                4.99%                       4.36%
2004                   0.88%               5.63%                6.52%                       6.13%

COMPOSITE PERFORMANCE: U.S. BOND COMPOSITE

FOR PERIODS ENDED AUGUST 31, 2004


YEAR               NET RETURN (%)(1)   NET RETURN (%)(2)   GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
----               -----------------   -----------------   ----------------     -----------------------
1 year                  0.88%               5.63%                6.52%                   6.13%
5 years                 6.03%               7.01%                7.91%                   7.67%
10 years                6.37%               6.87%                7.77%                   7.47%
Since inception         9.56%               9.78%               10.70%                  10.12%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The benchmark is the Lehman U.S. Aggregate Bond Index. The Lehman U.S. Aggregate Bond Index is an unmanaged index of investment grade fixed-rate debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year.

COMPOSITE PERFORMANCE: U.S. BOND COMPOSITE

JANUARY 1, 1982 THROUGH DECEMBER 31, 2003


                                                                         BENCHMARK
YEAR      NET RETURN (%)(1)   NET RETURN (%)(2)     GROSS RETURN (%)     RETURN (%)(3)
----      -----------------   -----------------     ----------------     -------------
1982           29.00%               35.08%               36.20%              32.62%
1983            1.99%                6.79%                7.70%               8.37%
1984            9.56%               14.72%               15.69%              15.15%
1985           15.78%               21.24%               22.25%              22.11%
1986            9.80%               14.98%               15.94%              15.25%
1987          - 0.97%                3.70%                4.58%               2.76%
1988            3.11%                7.97%                8.88%               7.88%
1989            7.67%               12.74%               13.69%              14.53%
1990            3.56%                8.44%                9.35%               8.95%
1991           12.04%               17.31%               18.30%              16.00%
1992            2.40%                7.22%                8.13%               7.40%
1993            4.68%                9.61%               10.54%               9.75%
1994          - 7.49%              - 3.13%              - 2.30%             - 2.92%
1995           12.33%               17.62%               18.61%              18.48%
1996          - 1.14%                3.51%                4.39%               3.63%
1997            4.32%                9.24%               10.16%               9.65%
1998            2.49%                7.32%                8.22%               8.67%
1999          - 5.43%              - 0.97%              - 0.13%             - 0.83%
2000            5.59%               10.56%               11.50%              11.62%
2001            3.08%                7.93%                8.84%               8.44%
2002            4.07%                8.98%                9.90%              10.25%
2003          - 0.56%                4.13%                5.01%               4.10%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The benchmark is the Lehman U.S. Aggregate Bond Index. The Lehman U.S. Aggregate Bond Index is an unmanaged index of investment grade fixed-rate debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS GLOBAL ALLOCATION
FUND

COMPOSITE PERFORMANCE: GLOBAL SECURITIES COMPOSITE+

JANUARY 1, 1985 THROUGH AUGUST 31, 2004

[CHART]

       NET             NET             GROSS         BENCHMARK       BENCHMARK       BENCHMARK       BENCHMARK       BENCHMARK
YEAR   RETURN (%)(1)   RETURN (%)(2)   RETURN (%)    RETURN (%)(3)   RETURN (%)(4)   RETURN (%)(5)   RETURN (%)(6)   RETURN (%)(7)
1985           17.60%          24.45%       26.10%           32.56%                          42.02%          32.29%          32.91%
1986           11.59%          18.09%       19.66%           16.09%                          42.65%          26.47%          24.78%
1987            6.37%          12.55%       14.06%            2.27%                          16.68%          18.39%           9.92%
1988            8.01%          14.29%       15.82%           17.95%                          24.11%           4.37%          15.96%
1989           11.16%          17.63%       19.20%           29.17%                          16.97%           4.34%          19.36%
1990           -2.17%           3.53%        4.92%           -6.18%                         -16.54%          11.97%          -3.56%
1991           14.78%          21.46%       23.07%           34.20%                          19.03%          15.82%          23.97%
1992            1.69%           7.61%        9.05%            8.98%                          -4.64%           5.53%           4.47%
1993            4.48%          10.56%       12.04%           11.28%                          22.90%          13.28%          14.46%
1994           -7.47%          -2.09%       -0.76%           -0.06%                           5.48%           2.33%           1.42%
1995           17.54%          24.38%       26.03%           36.45%                          21.29%          19.04%          24.70%
1996            7.48%          13.74%       15.25%           21.21%                          13.92%           3.63%          12.53%
1997            4.28%          10.35%       11.83%           31.29%                          15.92%           0.24%          14.30%
1998            2.36%           8.33%        9.78%           23.43%                          24.62%          15.29%          16.45%
1999           -4.25%           1.32%        2.69%           23.56%                          25.12%          -4.26%          16.85%
2000           -0.58%           5.20%        6.62%          -10.89%                         -13.08%           1.59%          -6.11%
2001           -3.62%           2.00%        3.37%          -10.97%                         -16.63%          -0.99%          -7.50%
2002           -9.04%          -3.75%       -2.99%           -5.90%                          -8.75%          10.93%          16.38%
2003            6.46%          12.65%       14.16%           14.86%                          11.30%           9.43%          12.66%
2004            7.87%          14.15%       15.60%           11.50%                          15.94%          11.50%          13.35%

COMPOSITE PERFORMANCE: GLOBAL SECURITIES COMPOSITE+

FOR PERIODS ENDED AUGUST 31, 2004


                 NET           NET            GROSS       BENCHMARK      BENCHMARK      BENCHMARK      BENCHMARK      BENCHMARK
YEAR             RETURN(%)(1)  RETURN (%)(2)  RETURN (%)  RETURN (%)(3)  RETURN (%)(4)  RETURN (%)(5)  RETURN (%)(6)  RETURN (%)(7)
----             ------------  -------------  ----------  -------------  -------------  -------------  -------------  -------------
1 year                7.87%         14.15%      15.60%         11.50%         11.31%         15.94%       11.50%          13.35%
5 years               5.15%          6.34%       7.75%        - 0.92%        - 0.92%        - 1.93%        6.78%           2.61%
10 years              7.79%          8.40%       9.84%         10.32%         10.47%          6.59%        6.70%           8.14%
Since inception      10.48%         10.80%      12.28%         12.45%         12.59%         11.32%        9.96%          11.26%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The Wilshire 5000 Equity Index is a broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

(4) As of December 1, 2003, the GSMI Mutual Fund Index, as described in footnote (7) below, was adjusted to include 40% of the Russell 3000 Index instead of the Wilshire 5000 Index in order to align the GSMI Mutual Fund Index with the investment objectives of the Fund. The Russell 3000 Index represents a broad U.S. equities universe by representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.
(5) MSCI World Equity (Free) Index is a broad-based securities index that represents the U.S. and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States.
(6) The Citigroup World Government Bond Index represents the broad global fixed income markets and includes debt issues of U.S. and most developed international governments, governmental entities and supranationals.
(7) GSMI is produced internally from generally available indices and is a blended index incorporating percentages of various indices across certain capital markets. As of December 1, 2003, the Global Securities Market Index was constructed as follows: 40% Russell 3000 Index, 22% MSCI World Ex USA
     (Free) Index, 21% Citigroup Broad Investment Grade Bond Index, 9% Citigroup Non-U.S. World Government Bond Index, 3% Merrill Lynch High Yield Cash Pay Index, 3% MSCI Emerging Markets Free Index and 2% J.P. Morgan EMBI Global. The percentages may be periodically re-weighted to reflect changing capital market expectations.

 + Although the Advisor has managed this asset class since 1982, performance information for the period prior to March 31, 1984 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

COMPOSITE PERFORMANCE: GLOBAL SECURITIES COMPOSITE+

JANUARY 1, 1985 THROUGH DECEMBER 31, 2003


       NET             NET             GROSS         BENCHMARK       BENCHMARK       BENCHMARK       BENCHMARK       BENCHMARK
YEAR   RETURN (%)(1)   RETURN (%)(2)   RETURN (%)    RETURN (%)(3)   RETURN (%)(4)   RETURN(%)(5)    RETURN (%)(6)   RETURN (%)(7)
----   -------------   -------------   ----------    -------------   -------------   ------------    -------------   -------------
1985       17.60%          24.45%       26.10%           32.56%          32.16%          42.02%          32.29%          32.91%
1986       11.59%          18.09%       19.66%           16.09%          16.71%          42.65%          26.47%          24.78%
1987        6.37%          12.55%       14.06%            2.27%           1.94%          16.68%          18.39%           9.92%
1988        8.01%          14.30%       15.82%           17.95%          17.82%          24.11%           4.37%          15.96%
1989       11.16%          17.63%       19.20%           29.17%          29.32%          16.97%           4.34%          19.36%
1990      - 2.17%           3.53%        4.92%          - 6.18%         - 5.06%        - 16.54%          11.97%         - 3.56%
1991       14.78%          21.46%       23.07%           34.20%          33.66%          19.03%          15.82%          23.97%
1992        1.69%           7.61%        9.05%            8.98%           9.68%         - 4.64%           5.53%           4.47%
1993        4.48%          10.56%       12.04%           11.28%          10.87%          22.90%          13.28%          14.46%
1994      - 7.47%         - 2.09%      - 0.76%          - 0.06%           0.18%           5.48%           2.33%           1.42%
1995       17.54%          24.38%       26.03%           36.45%          36.81%          21.29%          19.04%          24.70%
1996        7.48%          13.73%       15.25%           21.21%          21.81%          13.92%           3.63%          12.53%
1997        4.28%          10.35%       11.83%           31.29%          31.78%          15.92%           0.24%          14.30%
1998        2.36%           8.32%        9.78%           23.43%          24.14%          24.62%          15.29%          16.45%
1999      - 4.25%           1.32%        2.69%           23.56%          20.90%          25.12%         - 4.26%          16.85%
2000      - 0.58%           5.20%        6.62%         - 10.89%         - 7.46%        - 13.08%           1.59%         - 6.11%
2001      - 3.62%           1.99%        3.37%         - 10.97%        - 11.46%        - 16.63%         - 0.99%         - 7.50%
2002      - 8.92%         - 3.62%      - 2.31%         - 20.86%        - 21.54%        - 19.65%          19.49%         - 8.27%
2003       21.17%          28.22%       29.87%           31.64%          31.06%          33.54%          14.91%          26.48%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The Wilshire 5000 Equity Index is a broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

(4) As of December 1, 2003, the GSMI Mutual Fund Index, as described in footnote (7) below, was adjusted to include 40% of the Russell 3000 Index instead of the Wilshire 5000 Index in order to align the GSMI Mutual Fund Index with the investment objectives of the Fund. The Russell 3000 Index represents a broad U.S. equities universe by representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.
(5) MSCI World Equity (Free) Index is a broad-based securities index that represents the U.S. and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States.
(6) The Citigroup World Government Bond Index represents the broad global fixed income markets and includes debt issues of U.S. and most developed international governments, governmental entities and supranationals.
(7) The Global Securities Market Index (GSMI) is produced internally from generally available indices and is a blended index incorporating percentages of various indices across certain capital markets. As of December 1, 2003, the Global Securities Market Index was constructed as follows: 40% Russell 3000 Index, 22% MSCI World Ex USA (Free) Index, 21% Citigroup Broad Investment Grade Bond Index, 9% Citigroup Non-U.S. World Government Bond Index, 3% Merrill Lynch High Yield Cash Pay Index, 3% MSCI Emerging Markets Free Index and 2% J.P. Morgan EMBI Global. The percentages may be periodically re-weighted to reflect changing capital market expectations.

 + Although the Advisor has managed this asset class since 1982, performance information for the period prior to March 31, 1984 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. LARGE CAP EQUITY FUND

COMPOSITE PERFORMANCE: U.S. LARGE CAPITALIZATION EQUITY
COMPOSITE+ JANUARY 1, 1992 THROUGH AUGUST 31, 2004

[CHART]

                                    NET RETURN (2)   NET RETURN (1)
                     GROSS RETURN   NET RETURN       NET RETURN       BENCHMARK (4)   BENCHMARK (3)
                     GROSS RETURN   (NO LOAD)        (WITH LOAD)      RUSSELL 1000    WILSHIRE 5000
12/31/91 - 8/31/92       4.00%        3.29%            -2.40%            1.17%           0.38%
08/31/93                27.51%       26.21%            19.27%           17.02%          18.43%
08/31/94                 9.69%        8.55%             2.59%            4.67%           4.78%
08/31/95                18.82%       17.60%            11.13%           21.95%          21.95%
08/31/96                22.75%       21.49%            14.80%           18.01%          17.22%
08/31/97                38.76%       37.35%            29.79%           39.44%          37.28%
08/31/98                -1.10%       -2.13%            -7.52%            6.10%           2.67%
08/31/99                27.50%       26.20%            19.26%           39.35%          38.87%
08/31/00                -2.70%       -3.72%            -9.01%           20.15%          20.00%
08/31/01                 0.87%       -0.18%            -5.68%          -25.42%         -25.56%
08/31/02                -8.84%       -9.80%           -14.76%          -17.47%         -16.56%
08/31/03                11.80%       10.60%             4.53%           12.86%          14.86%
08/31/04                14.78%       13.32%             7.08%           11.33%          11.50%


COMPOSITE PERFORMANCE: U.S. LARGE CAPITALIZATION EQUITY COMPOSITE+ FOR PERIODS ENDED AUGUST 31, 2004


                                                                                BENCHMARK       BENCHMARK
YEAR                   NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)   RETURN (%)(3)   RETURN (%)(4)
----                   -----------------  -----------------  ----------------   -------------   -------------
1 year                       7.08%             13.32%            14.78%              11.50%          11.33%
5 years                      0.53%              1.67%             2.80%             - 0.92%         - 1.46%
10 years                     9.55%             10.17%            11.35%              10.32%          10.67%
Since inception             10.45%             10.94%            12.13%               9.95%          10.18%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The Wilshire 5000 Equity Index is a broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.
(4) As of October 31, 2003, the benchmark changes from the Wilshire 5000 Equity Index to the Russell 1000 Index in order to align the strategy with a benchmark more reflective of the Advisor's investment practices. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.
 + Although the Advisor has managed this asset class since 1982, performance information for the period prior to November 30, 1991 is not shown because such information relates only to subsectors or carveouts of other accounts managed by the Advisor.

COMPOSITE PERFORMANCE: U.S. LARGE CAPITALIZATION EQUITY COMPOSITE+ JANUARY 1, 1992 THROUGH DECEMBER 31, 2003


                                                                                BENCHMARK       BENCHMARK
YEAR                   NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)   RETURN (%)(3)   RETURN (%)(4)
----                   -----------------  -----------------  ----------------   -------------   -------------
1992                          7.72%             13.99%              15.17%           8.98%           9.04%
1993                          8.91%             15.24%              16.44%          11.28%          10.15%
1994                        - 5.23%              0.28%               1.34%         - 0.06%           0.38%
1995                         32.31%             40.01%              41.44%          36.45%          37.77%
1996                         18.16%             25.03%              26.32%          21.21%          22.44%
1997                         17.38%             24.22%              25.50%          31.29%          32.85%
1998                         11.46%             17.95%              19.17%          23.43%          27.02%
1999                        - 9.95%            - 4.71%             - 3.71%          23.56%          20.91%
2000                        - 1.73%              3.98%               5.07%        - 10.89%         - 7.79%
2001                        - 3.55%              2.06%               3.13%        - 10.97%        - 12.45%
2002                       - 21.08%           - 16.49%            - 15.59%        - 20.86%        - 21.65%
2003                         22.23%             29.35%              30.83%          31.64%          29.89%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Wilshire 5000 Equity Index. The Wilshire 5000 Equity Index is a broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.
(4) As of October 31, 2003, the benchmark changes from the Wilshire 5000 Equity Index to the Russell 1000 Index in order to align the strategy with a benchmark more reflective of the Advisor's investment practices. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.
  + Although the Advisor has managed this asset class since 1982, performance information for the period prior to November 30, 1991 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. LARGE CAP VALUE EQUITY FUND

COMPOSITE PERFORMANCE: U.S. VALUE EQUITY COMPOSITE
JULY 1, 1998 THROUGH AUGUST 31, 2004+

[CHART]

       NET             NET             GROSS         BENCHMARK
YEAR   RETURN (%)(1)   RETURN (%)(2)   RETURN (%)    RETURN (%)(3)
1998+          -2.76%           2.90%        3.46%            3.10%
1999           -6.76%          -1.33%       -0.24%            7.33%
2000           10.04%          16.44%       17.71%            7.01%
2001           -3.21%           2.43%        3.55%           -5.59%
2002          -18.05%         -13.28%      -12.72%          -13.63%
2003            2.85%           8.83%       10.02%           11.63%
2004           10.87%          17.33%       18.60%           17.52%

COMPOSITE PERFORMANCE: U.S. VALUE EQUITY COMPOSITE
FOR PERIODS ENDED AUGUST 31, 2004


YEAR                   NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)   BENCHMARK RETURN (%)(3)
----                   -----------------  -----------------  ----------------   -----------------------
1 year                     10.87%            17.33%             18.60%                17.52%
5 years                     3.56%             4.74%              5.89%                 3.25%
Since inception             4.22%             5.18%              6.34%                 4.03%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
  +  Performance is presented for July 1, 1998 through December 31, 1998.

COMPOSITE PEFORMANCE: U.S. VALUE EQUITY COMPOSITE
JULY 1, 1998 THROUGH DECEMBER 31, 2003+


YEAR                   NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)   BENCHMARK RETURN (%)(3)
----                   -----------------  -----------------  ----------------   -----------------------
1998+                        - 2.76%            2.90%              3.46%                3.10%
1999                         - 6.76%          - 1.33%            - 0.24%                7.33%
2000                          10.04%           16.44%             17.71%                7.01%
2001                         - 3.21%            2.42%              3.55%              - 5.59%
2002                        - 20.05%         - 15.40%           - 14.45%             - 15.52%
2003                          22.65%           29.78%             31.18%               30.03%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
  +  Performance is presented for July 1, 1998 through December 31, 1998.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. LARGE CAP GROWTH FUND

COMPOSITE PERFORMANCE: U.S. LARGE CAPITALIZATION GROWTH COMPOSITE

OCTOBER 1, 1998 THROUGH AUGUST 31, 2004

[CHART]

       NET             NET             GROSS         BENCHMARK
YEAR   RETURN (%)(1)   RETURN (%)(2)   RETURN (%)    RETURN (%)(3)
1998+          17.93%          24.79%       25.09%           26.74%
1999           25.91%          33.24%       34.61%           33.16%
2000          -21.06%         -16.47%      -15.57%          -22.42%
2001          -27.67%         -23.46%      -22.64%          -20.42%
2002          -26.67%         -25.73%      -25.25%          -25.13%
2003            5.41%          11.54%       12.70%           14.08%
2004            2.42%           8.38%        9.51%            5.36%

COMPOSITE PERFORMANCE: U.S. LARGE CAPITALIZATION GROWTH COMPOSITE

FOR PERIODS ENDED AUGUST 31, 2004


YEAR                   NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)   BENCHMARK RETURN (%)(3)
----                   -----------------  -----------------  ----------------   -----------------------
1 year                      2.42%              8.38%              9.51%                 5.36%
5 year                    - 8.33%            - 7.29%            - 6.30%               - 7.35%
Since inception           - 1.63%            - 0.69%              0.36%               - 1.04%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Growth Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
  +  Performance is presented for October 1, 1998 through December 31, 1998.

COMPOSITE PERFORMANCE: U.S. LARGE CAPITALIZATION GROWTH COMPOSITE

OCTOBER 1, 1998 THROUGH DECEMBER 31, 2003


YEAR                   NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)   BENCHMARK RETURN (%)(3)
----                   -----------------  -----------------  ----------------   -----------------------
1998+                       17.93%            24.79%             25.09%                26.74%
1999                        25.91%            33.24%             34.61%                33.16%
2000                      - 21.06%          - 16.47%           - 15.57%              - 22.42%
2001                      - 27.67%          - 23.46%           - 22.64%              - 20.42%
2002                      - 32.94%          - 29.04%           - 28.27%              - 27.88%
2003                        22.64%            29.78%             31.11%                29.75%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Growth Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
  +  Performance is presented for October 1, 1998 through December 31, 1998.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. SMALL CAP GROWTH FUND

COMPOSITE PERFORMANCE: U.S. SMALL CAPITALIZATION GROWTH COMPOSITE+

AUGUST 1, 1994 THROUGH AUGUST 31, 2004

[CHART]

        NET            NET             GROSS         BENCHMARK
YEAR    RETURN (%)(1)  RETURN (%)(2)   RETURN (%)    RETURN (%)(3)
1994++          1.05%           6.91%        7.53%            3.24%
1995           16.20%          22.96%       24.65%           28.44%
1996           11.58%          18.08%       19.71%           16.50%
1997           15.71%          22.45%       24.14%           22.36%
1998          -16.06%         -11.17%       -9.91%           -2.55%
1999           36.89%          44.86%       46.83%           21.26%
2000           16.95%          23.76%       25.47%          -20.54%
2001          -16.07%         -11.18%       -9.92%           -9.23%
2002          -21.08%         -16.48%      -15.79%          -30.05%
2003           22.74%          29.89%       31.67%           34.90%
2003           -4.74%           0.81%        2.10%            3.38%

COMPOSITE PERFORMANCE: U.S. SMALL CAPITALIZATION GROWTH COMPOSITE+

FOR PERIODS ENDED AUGUST 31, 2004


YEAR                   NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)   BENCHMARK RETURN (%)(3)
----                   -----------------  -----------------  ----------------   -----------------------
1 year                     - 4.74%             0.81%              2.10%                 3.38%
5 years                      9.31%            10.55%             12.06%               - 1.37%
Since inception             10.68%            11.31%             12.84%                 5.72%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Russell 2000 Growth Index. Prior to May 1, 2000, the benchmark was the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
  + Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.
 ++  Performance is presented for August 1, 1994 through December 31, 1994.

COMPOSITE PERFORMANCE: U.S. SMALL CAPITALIZATION GROWTH COMPOSITE+

AUGUST 1, 1994 THROUGH DECEMBER 31, 2003


YEAR                   NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)   BENCHMARK RETURN (%)(3)
----                   -----------------  -----------------  ----------------   -----------------------
1994++                       1.03%              6.91%              7.53%                 3.24%
1995                        16.20%             22.96%             24.65%                28.44%
1996                        11.58%             18.08%             19.71%                16.50%
1997                        15.71%             22.45%             24.14%                22.36%
1998                      - 16.06%           - 11.17%            - 9.91%               - 2.55%
1999                        36.89%             44.86%             46.83%                21.26%
2000                        16.95%             23.76%             25.47%              - 20.54%
2001                      - 16.07%           - 11.18%            - 9.92%               - 9.23%
2002                      - 22.60%           - 18.09%           - 16.92%              - 30.26%
2003                        36.85%             44.81%             46.70%                48.54%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Russell 2000 Growth Index. Prior to May 1, 2000 the benchmark was the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
  + Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.
 ++  Performance is presented for August 1, 1994 through December 31, 1994.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. SMALL CAP EQUITY FUND

[CHART]

COMPOSITE PERFORMANCE: U.S. SMALL CAPITALIZATION EQUITY COMPOSITE+

JANUARY 1, 1987 THROUGH AUGUST 31, 2004

YEAR                  NET RETURN (%)(1)     NET RETURN (%)(2)     GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
1987                              -4.08%                 1.51%                2.94%                     -12.61%
1988                              35.26%                43.13%               45.07%                      22.61%
1989                              16.69%                23.48%               25.18%                      11.64%
1990                              -8.05%                -2.70%               -1.33%                     -25.08%
1991                              36.87%                44.84%               46.80%                      44.79%
1992                              15.50%                22.22%               23.91%                      19.36%
1993                               4.85%                10.95%               12.49%                      17.43%
1994                              -6.27%                -0.81%                0.58%                      -3.18%
1995                              23.03%                30.20%               31.98%                      30.56%
1996                              18.44%                25.34%               27.06%                      18.46%
1997                              22.58%                29.71%               31.49%                      22.82%
1998                             -11.95%                -6.83%               -5.51%                      -3.99%
1999                              -4.14%                 1.44%                2.86%                      26.94%
2000                               2.30%                 8.25%                9.76%                      -3.18%
2001                               8.79%                15.13%               16.72%                       2.49%
2002                             -11.05%                -5.87%               -5.09%                     -19.09%
2003                              13.03%                19.61%               21.26%                      29.08%
2004                               7.43%                13.67%               15.11%                      11.35%

COMPOSITE PERFORMANCE: U.S. SMALL CAPITALIZATION EQUITY COMPOSITE

FOR PERIODS ENDED AUGUST 31, 2004


YEAR                  NET RETURN (%)(1)     NET RETURN (%)(2)     GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
----                  -----------------     -----------------     ----------------     -----------------------
1 year                      7.43%                13.67%                15.11%                  11.35%
5 years                     9.78%                11.03%                12.54%                   6.43%
10 years                   11.65%                12.28%                13.82%                   9.33%
Since inception            14.18%                14.55%                16.12%                   9.98%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The benchmark is the Russell 2000 Index. The Russell 2000 Index is an index composed of the 2,000 smallest companies in The Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

+ Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.

COMPOSITE PERFORMANCE: U.S. SMALL CAPITALIZATION EQUITY COMPOSITE+

JANUARY 1, 1987 THROUGH DECEMBER 31, 2003


YEAR                  NET RETURN (%)(1)     NET RETURN (%)(2)     GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
----                  -----------------     -----------------     ----------------     -----------------------
1987                        - 4.08%                1.51%                 2.94%                 - 12.61%
1988                         35.26%               43.13%                45.07%                   22.61%
1989                         16.69%               23.48%                25.18%                   11.64%
1990                        - 8.05%              - 2.70%               - 1.33%                 - 25.08%
1991                         36.87%               44.83%                46.80%                   44.79%
1992                         15.50%               22.22%                23.91%                   19.36%
1993                          4.85%               10.95%                12.49%                   17.43%
1994                        - 6.27%              - 0.81%                 0.58%                  - 3.18%
1995                         23.03%               30.20%                31.98%                   30.56%
1996                         18.44%               25.34%                27.06%                   18.46%
1997                         22.58%               29.72%                31.49%                   22.82%
1998                       - 11.95%              - 6.83%               - 5.51%                  - 3.99%
1999                        - 4.14%                1.44%                 2.86%                   26.94%
2000                          2.30%                8.25%                 9.76%                  - 3.18%
2001                          8.79%               15.13%                16.72%                    2.49%
2002                       - 10.75%              - 5.56%               - 4.23%                 - 30.26%
2003                         28.70%               36.20%                37.98%                   48.54%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The benchmark is the Russell 2000 Index. The Russell 2000 Index is an index composed of the 2,000 smallest companies in The Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

+ Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS GLOBAL BOND FUND

[CHART]

COMPOSITE PERFORMANCE: GLOBAL BOND COMPOSITE

JANUARY 1, 1982 THROUGH AUGUST 31, 2004

                                                                                                                   BENCHMARK
YEAR              NET RETURN (%)(1)      NET RETURN (%)(2)      GROSS RETURN (%)      BENCHMARK RETURN (%)(3)      RETURN (%)(4)
1982                          16.68%                 22.18%                23.56%                       20.25%               N/A
1983                           5.75%                 10.73%                12.00%                        5.73%               N/A
1984                           0.15%                  4.87%                 6.07%                        5.68%               N/A
1985                          27.86%                 33.88%                35.38%                       32.29%               N/A
1986                          18.15%                 23.72%                25.12%                       26.47%               N/A
1987                          10.64%                 15.85%                17.17%                       18.39%               N/A
1988                           0.81%                  5.56%                 6.77%                        4.37%               N/A
1989                           2.90%                  7.75%                 8.98%                        4.34%               N/A
1990                           4.59%                  9.52%                10.77%                       11.97%               N/A
1991                          13.43%                 18.77%                20.12%                       15.82%             12.72%
1992                           2.80%                  7.64%                 8.87%                        5.53%             18.92%
1993                           6.07%                 11.07%                12.34%                       13.28%              8.05%
1994                          -8.74%                 -4.44%                -3.33%                        2.33%              0.88%
1995                          14.45%                 19.84%                21.20%                       19.04%             13.49%
1996                           3.57%                  8.45%                 9.69%                        3.63%              6.54%
1997                          -3.16%                  1.40%                 2.57%                        0.24%              4.45%
1998                           7.51%                 12.58%                13.86%                       15.29%              9.94%
1999                         -10.73%                 -6.52%                -5.44%                       -4.26%              1.90%
2000                          -3.32%                  1.23%                 2.30%                        1.59%             -1.25%
2001                          -6.65%                 -2.25%                -1.13%                       -0.99%              7.44%
2002                           6.05%                 11.05%                11.79%                       10.93%              9.02%
2003                           5.82%                 10.81%                12.07%                        9.43%              8.54%
2004                           5.19%                 10.14%                11.40%                       11.50%             10.33%

COMPOSITE PERFORMANCE: GLOBAL BOND COMPOSITE

FOR PERIODS ENDED AUGUST 31, 2004


                                                                                                                   BENCHMARK
YEAR              NET RETURN (%)(1)      NET RETURN (%)(2)      GROSS RETURN (%)      BENCHMARK RETURN (%)(3)      RETURN (%)(4)
----              -----------------      -----------------      ----------------      -----------------------      -------------
1 year                   5.19%               10.14%                  11.40%                   11.50%                   10.33%
5 years                  5.09%                6.06%                   7.28%                    6.78%                    6.73%
10 years                 6.03%                6.52%                   7.74%                    6.70%                    6.96%
Since inception          9.79%               10.01%                  11.26%                   10.01%                     N/A

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Citigroup World Government Bond Index. The Citigroup World Government Bond Index represents the broad global government fixed income markets and includes the domestic debt issues of the U.S. government and most developed non-U.S. governments.

(4) As of April 30, 2004, the Fund's benchmark changed from the Citigroup World Government Bond Index to the Lehman Global Aggregate Index in order to align the Fund with a benchmark that is reflective of its principal investment strategies, which also were changed on April 30, 2004. The Lehman Global Aggregate Index is a broad-based, market capitalization weighted index which measures the broad global markets for U.S. and non-U.S. corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. The Lehman Global Aggregate Index's inception date is December 31, 1989.

COMPOSITE PERFORMANCE: GLOBAL BOND COMPOSITE

JANUARY 1, 1982 THROUGH DECEMBER 31, 2003

                                                                                      BENCHMARK          BENCHMARK
YEAR              NET RETURN (%)(1)      NET RETURN (%)(2)      GROSS RETURN (%)      RETURN (%)(3)      RETURN (%)(4)
----              -----------------      -----------------      ----------------      -------------      -------------
1982                     16.68%                22.18%                 23.56%              20.25%                N/A
1983                      5.75%                10.73%                 12.00%               5.73%                N/A
1984                      0.15%                 4.87%                  6.07%               5.68%                N/A
1985                     27.86%                33.88%                 35.38%              32.29%                N/A
1986                     18.15%                23.72%                 25.12%              26.47%                N/A
1987                     10.64%                15.85%                 17.17%              18.39%                N/A
1988                      0.81%                 5.56%                  6.77%               4.37%                N/A
1989                      2.90%                 7.75%                  8.98%               4.34%                N/A
1990                      4.59%                 9.52%                 10.77%              11.97%              11.22%
1991                     13.43%                18.77%                 20.12%              15.82%              16.04%
1992                      2.80%                 7.64%                  8.87%               5.53%               5.80%
1993                      6.07%                11.07%                 12.34%              13.28%              11.08%
1994                    - 8.74%               - 4.44%                - 3.33%               2.33%               0.23%
1995                     14.45%                19.84%                 21.20%              19.04%              19.66%
1996                      3.57%                 8.45%                  9.69%               3.63%               4.91%
1997                    - 3.16%                 1.40%                  2.57%               0.24%               3.79%
1998                      7.51%                12.58%                 13.86%              15.29%              13.71%
1999                   - 10.73%               - 6.53%                - 5.44%             - 4.26%             - 5.17%
2000                    - 3.32%                 1.23%                  2.39%               1.59%               3.18%
2001                    - 6.65%               - 2.25%                - 1.13%             - 0.99%               1.57%
2002                     14.05%                19.43%                 20.78%              19.49%              16.53%
2003                     10.45%                15.66%                 16.97%              14.91%              12.51%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Citigroup World Government Bond Index. The Citigroup World Government Bond Index represents the broad global government fixed income markets and includes the domestic debt issues of the U.S. government and most developed non-U.S. governments.

(4) As of April 30, 2004, the Fund's benchmark changed from the Citigroup World Government Bond Index to the Lehman Global Aggregate Index in order to align the Fund with a benchmark that is reflective of its principal investment strategies, which also were changed on April 30, 2004. The Lehman Global Aggregate Index is a broad-based, market capitalization weighted index which measures the broad global markets for U.S. and non-U.S. corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS HIGH YIELD FUND

[CHART]

COMPOSITE PERFORMANCE: U.S. HIGH YIELD BOND COMPOSITE

MAY 1, 1995 THROUGH AUGUST 31, 2004

YEAR                  NET RETURN (%)(1)     NET RETURN (%)(2)     GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
1995+                              6.33%                11.34%               12.04%                      10.50%
1996                               6.92%                11.96%               13.01%                      11.06%
1997                               7.96%                13.04%               14.11%                      12.83%
1998                               2.66%                 7.50%                8.52%                       3.66%
1999                              -0.99%                 3.68%                4.66%                       1.57%
2000                              -8.50%                -4.19%               -3.28%                      -3.79%
2001                              -1.38%                 3.27%                4.25%                       6.20%
2002                             -10.92%                -6.86%               -6.34%                      -8.11%
2003                              12.17%                17.45%               18.55%                      22.88%
2004                               7.14%                12.19%               13.52%                      13.64%

COMPOSITE PERFORMANCE: U.S. HIGH YIELD BOND COMPOSITE

FOR PERIODS ENDED AUGUST 31, 2004


YEAR                  NET RETURN (%)(1)     NET RETURN (%)(2)     GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
----                  -----------------     -----------------     ----------------     -----------------------
1 year                       7.14%                12.19%              13.52%                    13.64%
5 years                      3.93%                 4.90%               5.95%                     6.24%
Since inception              6.86%                 7.39%               8.44%                     7.47%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Merrill Lynch High Yield Cash Pay Index. The Merrill Lynch High Yield Cash Pay Index is an index of publicly placed non-convertible, coupon-bearing U.S. domestic debt with a term to maturity of at least one year.
+    Performance presented for May 1, 1995 through December 31, 1995.

COMPOSITE PEFORMANCE: U.S. HIGH YIELD BOND COMPOSITE

MAY 1, 1995 THROUGH DECEMBER 31, 2003

YEAR                  NET RETURN (%)(1)     NET RETURN (%)(2)     GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
----                  -----------------     -----------------     ----------------     -----------------------
1995+                        6.33%                 11.34%                12.04%                  10.50%
1996                         6.92%                 11.96%                13.01%                  11.06%
1997                         7.96%                 13.04%                14.11%                  12.83%
1998                         2.66%                  7.50%                 8.52%                   3.66%
1999                       - 0.99%                  3.68%                 4.66%                   1.57%
2000                       - 8.50%                - 4.19%               - 3.28%                 - 3.79%
2001                       - 1.38%                  3.27%                 4.25%                   6.20%
2002                       - 5.17%                - 0.70%                 0.24%                 - 1.14%
2003                        15.26%                 20.69%                21.97%                  27.23%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Merrill Lynch High Yield Cash Pay Index. The Merrill Lynch High Yield Cash Pay Index is an index of publicly placed non-convertible, coupon-bearing U.S. domestic debt with a term to maturity of at least one year.
+    Performance presented for May 1, 1995 through December 31, 1995.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. REAL ESTATE EQUITY FUND

[CHART]

COMPOSITE PERFORMANCE: U.S. REAL ESTATE INVESTMENT TRUSTS COMPOSITE

OCTOBER 1, 1996 THROUGH AUGUST 31, 2004

                                                                                                                    BENCHMARK
YEAR                  NET RETURN (%)(1)     NET RETURN (%)(2)     GROSS RETURN (%)     BENCHMARK RETURN (%)(3)      RETURN (%)(4)
1996+                       13.35%                 19.94%                20.31%                   8.34%                 19.97%
1997                        21.47%                 28.54%                30.17%                  33.36%                 18.58%
1998                       -26.75%                -22.49%               -21.46%                  28.58%                -16.90%
1999                        -8.22%                 -2.88%                -1.61%                  21.04%                 -4.55%
2000                        19.90%                 26.88%                28.50%                  -9.10%                 26.81%
2001                         4.19%                 10.26%                11.68%                 -11.88%                 12.83%
2002                         0.75%                  6.61%                 7.41%                 -13.40%                  7.18%
2003                        11.89%                 18.40%                19.92%                  12.07%                 16.44%
2004                        21.15%                 28.21%                29.84%                  11.46%                 29.50%

COMPOSITE PERFORMANCE: U.S. REAL ESTATE INVESTMENT TRUSTS COMPOSITE

FOR PERIODS ENDED AUGUST 31, 2004


                                                                                                                    BENCHMARK
YEAR                  NET RETURN (%)(1)     NET RETURN (%)(2)     GROSS RETURN (%)     BENCHMARK RETURN (%)(3)      RETURN (%)(4)
----                  -----------------     -----------------     ----------------     -----------------------      -------------
1 year                     21.15%                 28.21%                29.84%                   11.46%                29.50%
5 years                    15.56%                 16.87%                18.37%                  - 2.07%                17.12%
Since inception            12.24%                 13.05%                14.50%                    7.81%                12.91%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) This benchmark is the S&P 500 Index. The S&P 500 Index is a broad based capitalization weighted index which primarily includes common stocks.
(4) This benchmark is the Morgan Stanley REIT Index. The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.
+    Performance presented for October 1, 1996 through December 31, 1996.

COMPOSITE PERFORMANCE: U.S. REAL ESTATE INVESTMENT TRUSTS COMPOSITE

OCTOBER 1, 1996 THROUGH DECEMBER 31, 2003

                                                                                       BENCHMARK         BENCHMARK
YEAR                  NET RETURN (%)(1)     NET RETURN (%)(2)     GROSS RETURN (%)     RETURN (%)(3)     RETURN (%)(4)
----                  -----------------     -----------------     ----------------     -------------     -------------
1996+                        13.35%                 19.94%               20.31%              8.34%           19.97%
1997                         21.47%                 28.54%               30.17%             33.36%           18.58%
1998                       - 26.75%               - 22.49%             - 21.46%             28.58%         - 16.90%
1999                        - 8.22%                - 2.88%              - 1.61%             21.04%          - 4.55%
2000                         19.90%                 26.88%               28.50%            - 9.10%           26.81%
2001                          4.19%                 10.25%               11.68%           - 11.88%           12.83%
2002                        - 1.21%                  4.54%                5.89%           - 22.10%            3.64%
2003                         29.87%                 37.43%               39.17%             28.68%           36.74%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) This benchmark is the S&P 500 Index. The S&P 500 Index is a broad based capitalization weighted index which primarily includes common stocks.
(4) This benchmark is the Morgan Stanley REIT Index. The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.
+    Performance presented for October 1, 1996 through December 31, 1996.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS GLOBAL EQUITY FUND

[CHART]

COMPOSITE PERFORMANCE: GLOBAL EQUITY COMPOSITE+

JANUARY 1, 1999 THROUGH AUGUST 31, 2004

YEAR                  NET RETURN (%)(1)     NET RETURN (%)(2)     GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
1999                               6.40%                12.59%             13.99%                        25.12%
2000                              -5.81%                 0.33%             -0.33%                       -13.08%
2001                             -10.62%                -5.42%             -5.42%                       -16.63%
2002                             -19.32%               -14.62%            -13.98%                       -16.38%
2003                               1.72%                 7.64%              8.98%                        11.30%
2004                               8.39%                14.69%             16.11%                        15.94%

COMPOSITE PERFORMANCE: GLOBAL EQUITY COMPOSITE+

FOR PERIODS ENDED AUGUST 31, 2004


YEAR                  NET RETURN (%)(1)     NET RETURN (%)(2)     GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
----                  -----------------     -----------------     ----------------     -----------------------
1 year                      8.39%                 14.69%               16.11%                   15.94%
5 Year                      0.33%                  1.47%                2.74%                  - 1.93%
Since inception             1.13%                  2.14%                3.42%                  - 0.35%

COMPOSITE PERFORMANCE: GLOBAL EQUITY COMPOSITE

JANUARY 1, 1999 THROUGH DECEMBER 31, 2003


YEAR                  NET RETURN (%)(1)     NET RETURN (%)(2)     GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
----                  -----------------     -----------------     ----------------     -----------------------
1999                           6.40%                12.59%               13.99%                  25.12%
2000                         - 5.81%               - 0.33%                0.92%                - 13.08%
2001                        - 10.62%               - 5.42%              - 4.23%                - 16.63%
2002                        - 21.81%              - 17.26%             - 16.21%                - 19.65%
2003                          21.38%                28.45%               30.02%                  33.54%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3)  The benchmark is the MSCI World Equity (Free) Index. MSCI World Equity
     (Free) Index is a broad-based securities index that represents the U.S. and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States.
+ Although the Advisor has managed this asset class since 1982, performance information is not shown for the period prior to December 31, 1998 because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR UBS EMERGING MARKETS DEBT FUND

COMPOSITE PERFORMANCE: EMERGING MARKETS DEBT COMPOSITE
AUGUST 1, 1995 THROUGH AUGUST 31, 2004

[CHART]

YEAR                         NET RETURN (%)(1)     NET RETURN (%)(2)     GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
-------------------------   -------------------   -------------------   ------------------   -------------------------
1995                                      11.94%                17.21%               17.87%                      16.69%
1996                                      36.89%                43.33%               45.28%                      39.31%
1997                                      13.01%                18.34%               19.97%                      13.02%
1998                                     -18.30%               -14.45%              -13.23%                     -14.35%
1999                                      24.27%                30.13%               31.91%                      25.97%
2000                                      10.35%                15.54%               17.14%                      15.66%
2001                                       4.57%                 9.44%               10.97%                       1.36%
2002                                      -7.43%                -3.07%               -2.28%                      -3.66%
2003                                      22.19%                27.94%               29.70%                      26.84%
2004                                       8.45%                13.56%               15.13%                      13.57%

COMPOSITE PERFORMANCE: EMERGING MARKETS DEBT COMPOSITE
FOR PERIODS ENDED AUGUST 31, 2004


YEAR                         NET RETURN (%)(1)     NET RETURN (%)(2)     GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
-------------------------   -------------------   -------------------   ------------------   -------------------------
1 year                             8.45%                13.56%               15.13%                      13.57%
5 years                           16.16%                17.24%               18.86%                      15.26%
Since inception                   16.56%                17.16%               18.78%                      14.64%

(1) Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The benchmark is the J.P. Morgan Emerging Market Bond Index Global.

COMPOSITE PERFORMANCE: EMERGING MARKETS DEBT COMPOSITE
AUGUST 1, 1995 THROUGH DECEMBER 31, 2003


YEAR                         NET RETURN (%)(1)     NET RETURN (%)(2)     GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
-------------------------   -------------------   -------------------   ------------------   -------------------------
1995*                                     11.94%                17.21%               17.87%                      16.69%
1996                                      36.88%                43.33%               45.28%                      39.31%
1997                                      13.01%                18.34%               19.97%                      13.02%
1998                                    - 18.30%              - 14.45%             - 13.23%                    - 14.35%
1999                                      24.27%                30.13%               31.91%                      25.97%
2000                                      10.34%                15.55%               17.14%                      15.63%
2001                                       4.53%                 9.46%               10.98%                       1.36%
2002                                       6.36%                11.37%               12.92%                      13.12%
2003                                      21.44%                27.17%               28.91%                      25.66%

(1) Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The benchmark is the J.P. Morgan Emerging Market Bond Index Global.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR UBS EMERGING MARKETS EQUITY FUND

COMPOSITE PERFORMANCE: EMERGING MARKETS EQUITY COMPOSITE

AUGUST 1, 1995 THROUGH AUGUST 31, 2004

[CHART]

YEAR                         NET RETURN (%)(1)     NET RETURN (%)(2)     GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
-------------------------   -------------------   -------------------   ------------------   -------------------------
1995                                     -11.80%                -6.86%               -6.14%                      -4.13%
1996                                       1.92%                 7.85%                9.83%                       6.03%
1997                                     -16.31%               -11.44%               -9.79%                     -11.59%
1998                                     -28.88%               -24.74%              -23.31%                     -25.34%
1999                                      54.60%                63.60%               66.51%                      66.41%
2000                                      33.44%               -29.56%              -28.22%                     -30.61%
2001                                      -7.03%                -1.62%                0.21%                      -2.37%
2002                                     -10.25%                -5.02%               -3.99%                      -5.70%
2003                                      21.93%                29.02%               31.36%                      29.27%
2004                                      13.92%                20.55%               22.75%                      20.50%

COMPOSITE PERFORMANCE: EMERGING MARKETS EQUITY COMPOSITE

FOR PERIODS ENDED AUGUST 31, 2004


YEAR                         NET RETURN (%)(1)     NET RETURN (%)(2)     GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
-------------------------   -------------------   -------------------   ------------------   -------------------------
1 year                            13.92%                 20.55%                 22.75%                    20.50%
5 years                            4.45%                  5.64%                  7.59%                     4.14%
Since inception                    0.77%                  1.40%                  3.28%                     1.34%

(1) Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR UBS EMERGING MARKETS EQUITY FUND

COMPOSITE PERFORMANCE: EMERGING MARKETS EQUITY COMPOSITE

AUGUST 1, 1995 THROUGH DECEMBER 31, 2003


YEAR                         NET RETURN (%)(1)     NET RETURN (%)(2)     GROSS RETURN (%)     BENCHMARK RETURN (%)(3)
-------------------------   -------------------   -------------------   ------------------   -------------------------
1995                                    - 11.98%               - 6.86%              - 6.14%                     - 4.13%
1996                                       1.92%                 7.85%                9.83%                       6.03%
1997                                    - 16.32%              - 11.44%              - 9.79%                    - 11.59%
1998                                    - 28.88%              - 24.74%             - 23.31%                    - 25.34%
1999                                      54.61%                63.60%               66.51%                      66.41%
2000                                    - 33.44%              - 29.56%             - 28.22%                    - 30.61%
2001                                     - 7.10%               - 1.70%                0.13%                     - 2.37%
2002                                    - 10.36%               - 5.15%              - 3.38%                     - 6.00%
2003                                      44.86%                53.29%               56.03%                      56.28%

(1) Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The benchmark is the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

FINANCIAL HIGHLIGHTS

FISCAL YEARS ENDED JUNE 30

The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

UBS U.S. BOND FUND, UBS HIGH YIELD FUND, UBS U.S. LARGE CAP EQUITY FUND, UBS U.S. LARGE CAP VALUE EQUITY FUND, UBS U.S. LARGE CAP GROWTH FUND, UBS U.S. SMALL CAP GROWTH FUND, UBS GLOBAL ALLOCATION FUND, UBS GLOBAL EQUITY FUND, UBS GLOBAL BOND FUND AND UBS INTERNATIONAL EQUITY FUND

The selected financial information in the following tables has been audited by the Funds' independent auditors, Ernst & Young, whose unqualified report thereon (the "Report") appears in the Funds' Annual Report to Shareholders dated June 30, 2004 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' financial statements for the fiscal year ended June 30, 2004 and the Report are incorporated by reference into the SAI.

UBS U.S. SMALL CAP EQUITY FUND, UBS U.S. REAL ESTATE EQUITY FUND, UBS EMERGING MARKETS DEBT FUND AND UBS EMERGING MARKETS EQUITY FUND

No financial information is presented for these Funds as they were not publicly offered prior to the date of this prospectus.

UBS U.S. BOND FUND -- FINANCIAL HIGHLIGHTS

                                                                                         CLASS A
                                                                                   YEAR ENDED JUNE 30,
                                                          ----------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                        $    10.99     $    10.51     $    10.33     $     9.99     $    10.30
                                                          ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income                                        0.39*          0.42*          0.53*          0.62*          0.58*
   Net realized and unrealized gain (loss)                     (0.37)          0.52           0.32           0.41          (0.25)
                                                          ----------     ----------     ----------     ----------     ----------
     Total income from investment operations                    0.02           0.94           0.85           1.03           0.33
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
   Distributions from net investment income                    (0.45)         (0.46)         (0.67)         (0.69)         (0.64)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                              $    10.56     $    10.99     $    10.51     $    10.33     $     9.99
                                                          ==========     ==========     ==========     ==========     ==========
Total return+                                                   0.18%          9.17%          8.41%         10.56%          3.29%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                         $   31,420     $   31,337     $   18,558     $      123     $        1
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits            1.11%          1.04%          1.21%          0.98%          0.92%
   After expense reimbursement and earnings credits             0.85%          0.85%          0.86%++        0.85%          0.85%
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits            3.32%          3.70%          4.68%          5.86%          5.87%
   After expense reimbursement and earnings credits             3.58%          3.89%          5.03%          5.99%          5.94%
Portfolio turnover rate                                          137%           180%           452%           314%           170%

 * The net investment income per share data was determined by using average shares outstanding throughout the period.
 +   The returns do not include sales charges.

++ The ratio of net operating expenses to average net assets for Class A was 0.85%.

                                                                                        CLASS B
                                                                    -----------------------------------------------
                                                                        YEAR ENDED JUNE 30,             FOR THE
                                                                    --------------------------        PERIOD ENDED
                                                                       2004            2003         JUNE 30, 2002*
                                                                    ----------      ----------      ---------------
Net asset value, beginning of period                                $    10.97      $    10.50      $         10.76
                                                                    ----------      ----------      ---------------
Income (loss) from investment operations:
   Net investment income                                                  0.30**          0.34**               0.29**
   Net realized and unrealized gain (loss)                               (0.36)           0.52                (0.22)
                                                                    ----------      ----------      ---------------
     Total income (loss) from investment operations                      (0.06)           0.86                 0.07
                                                                    ----------      ----------      ---------------
Less distributions:
   Distributions from net investment income                              (0.35)          (0.39)               (0.33)
                                                                    ----------      ----------      ---------------
Net asset value, end of period                                      $    10.56      $    10.97      $         10.50
                                                                    ==========      ==========      ===============
Total return+                                                            (0.55)%          8.30%                0.70%^
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $    2,043      $    3,646      $         1,405
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                      2.00%           1.79%                1.96%***
   After expense reimbursement and earnings credits                       1.60%           1.60%                1.60%***
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits                      2.42%           2.95%                3.93%***
   After expense reimbursement and earnings credits                       2.82%           3.14%                4.29%***
Portfolio turnover rate                                                    137%            180%                 452%

  * For the period November 6, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                                                                                        CLASS C
                                                                    -----------------------------------------------
                                                                        YEAR ENDED JUNE 30,             FOR THE
                                                                    --------------------------        PERIOD ENDED
                                                                       2004            2003         JUNE 30, 2002*
                                                                    ----------      ----------      ---------------
Net asset value, beginning of period                                $    10.98      $    10.50      $         10.77
                                                                    ----------      ----------      ---------------
Income (loss) from investment operations:
   Net investment income                                                  0.33**          0.37**               0.31**
   Net realized and unrealized gain (loss)                               (0.37)           0.52                (0.24)
                                                                    ----------      ----------      ---------------
     Total income (loss) from investment operations                      (0.04)           0.89                 0.07
                                                                    ----------      ----------      ---------------
Less distributions:
   Distributions from net investment income                              (0.39)          (0.41)               (0.34)
                                                                    ----------      ----------      ---------------
Net asset value, end of period                                      $    10.55      $    10.98      $         10.50
                                                                    ==========      ==========      ===============
Total return+                                                            (0.37)%          8.65%                0.72%^
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $    2,195      $    3,164      $         1,143
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                      1.65%           1.54%                1.61%***
   After expense reimbursement and earnings credits                       1.35%           1.35%                1.35%***
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits                      2.78%           3.20%                4.32%***
   After expense reimbursement and earnings credits                       3.08%           3.39%                4.58%***
Portfolio turnover rate                                                    137%            180%                 452%

  * For the period November 8, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                                                                                         CLASS Y
                                                                                   YEAR ENDED JUNE 30,
                                                          ----------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                        $    11.01     $    10.53     $    10.35     $    10.00     $    10.28
                                                          ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income                                        0.41*          0.45*          0.56*          0.64*          0.62*
   Net realized and unrealized gain (loss)                     (0.37)          0.52           0.31           0.42          (0.25)
                                                          ----------     ----------     ----------     ----------     ----------
     Total income from investment operations                    0.04           0.97           0.87           1.06           0.37
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
   Distributions from net investment income                    (0.48)         (0.49)         (0.69)         (0.71)         (0.65)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                              $    10.57     $    11.01     $    10.53     $    10.35     $    10.00
                                                          ==========     ==========     ==========     ==========     ==========
Total return+                                                   0.40%          9.42%          8.59%         10.86%          3.74%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                         $   89,281     $   78,807     $   59,740     $   62,514     $   58,121
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits            0.80%          0.79%          0.80%          0.73%          0.67%
   After expense reimbursement and earnings credits             0.60%          0.60%          0.64%++        0.60%          0.60%
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits            3.63%          3.95%          5.10%          6.11%          6.12%
   After expense reimbursement and earnings credits             3.83%          4.14%          5.26%          6.24%          6.19%
Portfolio turnover rate                                          137%           180%           452%           314%           170%

 * The net investment income per share data was determined by using average shares outstanding throughout the period.
 +   Class Y does not have sales charges.

++ The ratio of net operating expenses to average net assets for Class Y was 0.60%.

UBS HIGH YIELD FUND -- FINANCIAL HIGHLIGHTS

                                                                                         CLASS A
                                                                                   YEAR ENDED JUNE 30,
                                                          ----------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                        $     6.84     $     6.36     $     7.87     $     9.18     $     9.95
                                                          ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income                                        0.58*          0.56*          0.76*          0.85*          0.90*
   Net realized and unrealized gain (loss)                      0.22           0.50          (0.96)         (1.08)         (0.90)
                                                          ----------     ----------     ----------     ----------     ----------
     Total income (loss) from investment operations             0.80           1.06          (0.20)         (0.23)            --
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
   Distributions from net investment income                    (0.58)         (0.58)         (1.31)         (1.08)         (0.70)
   Distributions from net realized gains                          --             --             --             --          (0.07)
                                                          ----------     ----------     ----------     ----------     ----------
     Total distributions                                       (0.58)         (0.58)         (1.31)         (1.08)         (0.77)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                              $     7.06     $     6.84     $     6.36     $     7.87     $     9.18
                                                          ==========     ==========     ==========     ==========     ==========
Total return+                                                  12.15%         17.70%         (3.01)%        (2.28)%        (0.13)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                         $   72,614     $   76,309     $   65,832     $        1     $        1
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings
     credits                                                    1.31%          1.29%          1.26%          1.14%          1.11%
   After expense reimbursement and earnings
     credits                                                    1.20%          0.95%          0.95%          0.97%++        0.95%
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings
     credits                                                    8.16%          8.38%         10.71%          9.65%          9.06%
   After expense reimbursement and earnings
     credits                                                    8.27%          8.72%         11.02%          9.82%          9.22%
Portfolio turnover rate                                           80%            71%           120%            87%            73%


 * The net investment income per share data was determined by using average shares outstanding throughout the period.
 +   The returns do not include sales charges.

++ The ratio of net operating expenses to average net assets for Class A was 0.95%.

                                                                                        CLASS B
                                                                    -----------------------------------------------
                                                                        YEAR ENDED JUNE 30,             FOR THE
                                                                    --------------------------        PERIOD ENDED
                                                                       2004            2003         JUNE 30, 2002*
                                                                    ----------      ----------      ---------------
Net asset value, beginning of period                                $     6.83      $     6.35      $          7.02
                                                                    ----------      ----------      ---------------
Income (loss) from investment operations:
   Net investment income                                                  0.53**          0.51**               0.45**
   Net realized and unrealized gain (loss)                                0.23            0.50                (0.61)
                                                                    ----------      ----------      ---------------
     Total income (loss) from investment operations                       0.76            1.01                (0.16)
                                                                    ----------      ----------      ---------------
Less distributions:
   Distributions from net investment income                              (0.53)          (0.53)               (0.51)
                                                                    ----------      ----------      ---------------
Net asset value, end of period                                      $     7.06      $     6.83      $          6.35
                                                                    ==========      ==========      ===============
Total return+                                                            11.48%          16.83%               (2.70)%^
Ratios/Supplemental Data:
Net assets, end of period (in 000s)                                 $    7,844      $   13,130      $        15,692
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                      2.05%           2.05%                2.05%***
   After expense reimbursement and earnings credits                       1.95%           1.70%                1.70%***
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits                      7.43%           7.62%                9.88%***
   After expense reimbursement and earnings credits                       7.53%           7.97%               10.23%***
Portfolio turnover rate                                                     80%             71%                 120%


  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.

 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                                                                                        CLASS C
                                                                    -----------------------------------------------
                                                                        YEAR ENDED JUNE 30,             FOR THE
                                                                    --------------------------        PERIOD ENDED
                                                                       2004            2003         JUNE 30, 2002*
                                                                    ----------      ----------      ---------------
Net asset value, beginning of period                                $     6.84      $     6.35      $          7.02
                                                                    ----------      ----------      ---------------
Income (loss) from investment operations:
   Net investment income                                                  0.55**          0.53**               0.46**
   Net realized and unrealized gain (loss)                                0.22            0.51                (0.61)
                                                                    ----------      ----------      ---------------
     Total income (loss) from investment operations                       0.77            1.04                (0.15)
                                                                    ----------      ----------      ---------------
Less distributions:
   Distributions from net investment income                              (0.55)          (0.55)               (0.52)
                                                                    ----------      ----------      ---------------
Net asset value, end of period                                      $     7.06      $     6.84      $          6.35
                                                                    ==========      ==========      ===============
Total return+                                                            11.59%          17.29%               (2.54)%^
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $   17,499      $   18,969      $        17,947
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                      1.82%           1.79%                1.79%***
   After expense reimbursement and earnings credits                       1.70%           1.45%                1.45%***
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits                      7.66%           7.88%               10.15%***
   After expense reimbursement and earnings credits                       7.78%           8.22%               10.49%***
Portfolio turnover rate                                                     80%             71%                 120%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                                                                                         CLASS Y
                                                                                   YEAR ENDED JUNE 30,
                                                          ----------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                        $     6.87     $     6.38     $     7.90     $     9.19     $     9.96
                                                          ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income                                        0.61*          0.58*          0.81*          0.88*          0.91*
   Net realized and unrealized gain (loss)                      0.23           0.50          (1.01)         (1.08)         (0.90)
                                                          ----------     ----------     ----------     ----------     ----------
     Total income (loss) from investment operations             0.84           1.08          (0.20)         (0.20)          0.01
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
   Distributions from net investment income                    (0.61)         (0.59)         (1.32)         (1.09)         (0.71)
   Distributions from net realized gains                          --             --             --             --          (0.07)
                                                          ----------     ----------     ----------     ----------     ----------
     Total distributions                                       (0.61)         (0.59)         (1.32)         (1.09)         (0.78)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                              $     7.10     $     6.87     $     6.38     $     7.90     $     9.19
                                                          ==========     ==========     ==========     ==========     ==========
Total return+                                                  12.66%         18.08%         (2.98)%        (1.83)%         0.02%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                         $   48,038     $   71,819     $   40,120     $   54,560     $   50,845
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits            0.92%          1.05%          1.02%          0.89%          0.86%
   After expense reimbursement and earnings credits             0.92%          0.70%          0.70%          0.72%++        0.70%
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits            8.55%          8.62%         10.77%          9.90%          9.31%
   After expense reimbursement and earnings credits             8.55%          8.97%         11.09%         10.07%          9.47%
Portfolio turnover rate                                           80%            71%           120%            87%            73%

 * The net investment income per share data was determined by using average shares outstanding throughout the period.

 +   Class Y does not have sales charges.
++ The ratio of net operating expenses to average net assets for Class Y was 0.70%.

UBS U.S. LARGE CAP EQUITY FUND -- FINANCIAL HIGHLIGHTS


                                                                                         CLASS A
                                                                                   YEAR ENDED JUNE 30,
                                                          ----------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                        $    13.63     $    13.94     $    15.97     $    15.97     $    21.39
                                                          ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income                                        0.06*          0.11*          0.08*          0.08*          0.13*
   Net realized and unrealized gain (loss)                      2.54           0.04          (1.38)          1.56          (3.75)
                                                          ----------     ----------     ----------     ----------     ----------
     Total income (loss) from investment operations             2.60           0.15          (1.30)          1.64          (3.62)
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
   Distributions from net investment income                    (0.15)         (0.08)         (0.04)         (0.29)         (0.03)
   Distributions from net realized gains                          --          (0.38)         (0.69)         (1.35)         (1.77)
                                                          ----------     ----------     ----------     ----------     ----------
     Total distributions                                       (0.15)         (0.46)         (0.73)         (1.64)         (1.80)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                              $    16.08     $    13.63     $    13.94     $    15.97     $    15.97
                                                          ==========     ==========     ==========     ==========     ==========
Total return+                                                  19.10%          1.37%         (8.41)%        10.63%        (17.24)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                         $    7,886     $    4,702     $   13,698     $    7,067     $    7,191
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits            1.36%          1.30%          1.19%          1.17%          1.09%
   After expense reimbursement and earnings credits             1.30%          1.05%          1.05%          1.05%          1.05%
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits            0.37%          0.64%          0.40%          0.37%          0.64%
   After expense reimbursement and earnings credits             0.43%          0.89%          0.54%          0.49%          0.68%
Portfolio turnover rate                                           43%            33%            60%            54%            55%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
+    The returns do not include sales charges.

                                                                                        CLASS B
                                                                    -----------------------------------------------
                                                                        YEAR ENDED JUNE 30,             FOR THE
                                                                    --------------------------        PERIOD ENDED
                                                                       2004            2003         JUNE 30, 2002*
                                                                    ----------      ----------      ---------------
Net asset value, beginning of period                                $    13.45      $    13.87      $         14.76
                                                                    ----------      ----------      ---------------
Income (loss) from investment operations:
   Net investment income (loss)                                          (0.05)**         0.02**               0.06**
   Net realized and unrealized gain (loss)                                2.50            0.02                (0.22)
                                                                    ----------      ----------      ---------------
     Total income (loss) from investment operations                       2.45            0.04                (0.16)
                                                                    ----------      ----------      ---------------
Less distributions:
   Distributions from net investment income                              (0.09)          (0.08)               (0.04)
   Distributions from net realized gains                                    --           (0.38)               (0.69)
                                                                    ----------      ----------      ---------------
     Total distributions                                                 (0.09)          (0.46)               (0.73)
                                                                    ----------      ----------      ---------------
Net asset value, end of period                                      $    15.81      $    13.45      $         13.87
                                                                    ==========      ==========      ===============
Total return+                                                            18.25%           0.63%               (1.39)%^
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $    1,217      $      635      $           223
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                      2.04%           2.04%                1.99%***
   After expense reimbursement and earnings credits                       2.04%           1.80%                1.80%***
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits                     (0.31)%         (0.10)%               0.46%***
   After expense reimbursement and earnings credits                      (0.31)%          0.14%                0.65%***
Portfolio turnover rate                                                     43%             33%                  60%

  * For the period November 5, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                                                                                        CLASS C
                                                                    -----------------------------------------------
                                                                        YEAR ENDED JUNE 30,             FOR THE
                                                                    --------------------------        PERIOD ENDED
                                                                       2004            2003         JUNE 30, 2002*
                                                                    ----------      ----------      ---------------
Net asset value, beginning of period                                $    13.44      $    13.88      $         15.20
                                                                    ----------      ----------      ---------------
Income (loss) from investment operations:
   Net investment income (loss)                                          (0.04)**         0.02**               0.07**
   Net realized and unrealized gain (loss)                                2.49            0.03                (0.66)
                                                                    ----------      ----------      ---------------
     Total income (loss) from investment operations                       2.45            0.05                (0.59)
                                                                    ----------      ----------      ---------------
Less distributions:
   Distributions from net investment income                              (0.09)          (0.11)               (0.04)
   Distributions from net realized gains                                    --           (0.38)               (0.69)
                                                                    ----------      ----------      ---------------
     Total distributions                                                 (0.09)          (0.49)               (0.73)
                                                                    ----------      ----------      ---------------
Net asset value, end of period                                      $    15.80      $    13.44      $         13.88
                                                                    ==========      ==========      ===============
Total return+                                                            18.26%           0.68%               (4.18)%^
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $    1,629      $    1,020      $            70
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                      2.00%           2.04%                1.97%***
   After expense reimbursement and earnings credits                       2.00%           1.80%                1.80%***
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits                     (0.27)%         (0.10)%               0.56%***
   After expense reimbursement and earnings credits                      (0.27)%          0.14%                0.73%***
Portfolio turnover rate                                                     43%             33%                  60%

  * For the period November 13, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                                                                                         CLASS Y
                                                                                   YEAR ENDED JUNE 30,
                                                          ----------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                        $    13.73     $    14.07     $    16.07     $    16.07     $    21.48
                                                          ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income                                        0.12*          0.14*          0.12*          0.12*          0.16*
   Net realized and unrealized gain (loss)                      2.55           0.04          (1.39)          1.57          (3.75)
                                                          ----------     ----------     ----------     ----------     ----------
     Total income (loss) from investment operations             2.67           0.18          (1.27)          1.69          (3.59)
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
   Distributions from net investment income                    (0.19)         (0.14)         (0.04)         (0.34)         (0.05)
   Distributions from net realized gains                          --          (0.38)         (0.69)         (1.35)         (1.77)
                                                          ----------     ----------     ----------     ----------     ----------
     Total distributions                                       (0.19)         (0.52)         (0.73)         (1.69)         (1.82)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                              $    16.21     $    13.73     $    14.07     $    16.07     $    16.07
                                                          ==========     ==========     ==========     ==========     ==========
Total return+                                                  19.50%          1.69%         (8.17)%        10.88%        (17.00)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                         $  153,608     $   99,398     $   87,710     $  125,997     $  167,870
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits            0.96%          1.04%          0.93%          0.92%          0.84%
   After expense reimbursement and earnings credits             0.96%          0.80%          0.80%          0.80%          0.80%
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits            0.76%          0.90%          0.66%          0.62%          0.89%
   After expense reimbursement and earnings credits             0.76%          1.14%          0.79%          0.74%          0.93%
Portfolio turnover rate                                           43%            33%            60%            54%            55%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
+    Class Y does not have sales charges.

UBS U.S. LARGE CAP VALUE EQUITY FUND -- FINANCIAL HIGHLIGHTS


                                                                                        CLASS A
                                                                    -----------------------------------------------
                                                                        YEAR ENDED JUNE 30,             FOR THE
                                                                    --------------------------        PERIOD ENDED
                                                                       2004            2003         JUNE 30, 2002*
                                                                    ----------      ----------      ---------------
Net asset value, beginning of period                                $     9.31      $     9.37      $          9.96
                                                                    ----------      ----------      ---------------
Income (loss) from investment operations:
   Net investment income                                                  0.09**          0.11**               0.05**
   Net realized and unrealized gain (loss)                                1.80           (0.06)               (0.64)
                                                                    ----------      ----------      ---------------
     Total income (loss) from investment operations                       1.89            0.05                (0.59)
                                                                    ----------      ----------      ---------------
Less distributions:
   Distributions from net investment income                              (0.02)          (0.05)                  --
   Distributions from net realized gains                                    --           (0.06)                  --
                                                                    ----------      ----------      ---------------
     Total distributions                                                 (0.02)          (0.11)                  --
                                                                    ----------      ----------      ---------------
Net asset value, end of period                                      $    11.18      $     9.31      $          9.37
                                                                    ==========      ==========      ===============
Total return+                                                            20.28%           0.61%               (5.92)%^
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $  108,369      $    1,073      $           751
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                      1.42%           2.85%                3.82%***
   After expense reimbursement and earnings credits                       1.10%           1.10%                1.10%***
Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement and earnings credits                      0.54%          (0.42)%              (1.85)%***
   After expense reimbursement and earnings credits                       0.86%           1.33%                0.87%***
Portfolio turnover rate                                                    170%             59%                  39%

  * For the period December 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                                                                                        CLASS B
                                                                    -----------------------------------------------
                                                                        YEAR ENDED JUNE 30,             FOR THE
                                                                    --------------------------        PERIOD ENDED
                                                                       2004            2003         JUNE 30, 2002*
                                                                    ----------      ----------      ---------------
Net asset value, beginning of period                                $     9.21      $     9.32      $          9.62
                                                                    ----------      ----------      ---------------
Income (loss) from investment operations:
   Net investment income                                                  0.01**          0.05**               0.01**
   Net realized and unrealized gain (loss)                                1.77           (0.07)               (0.31)
                                                                    ----------      ----------      ---------------
     Total income (loss) from investment operations                       1.78           (0.02)               (0.30)
                                                                    ----------      ----------      ---------------
Less distributions:
   Distributions from net investment income                               0.00#          (0.03)                  --
   Distributions from net realized gains                                    --           (0.06)                  --
                                                                    ----------      ----------      ---------------
     Total distributions                                                  0.00           (0.09)                  --
                                                                    ----------      ----------      ---------------
Net asset value, end of period                                      $    10.99      $     9.21      $          9.32
                                                                    ==========      ==========      ===============
Total return+                                                            19.38%          (0.17)%              (3.12)%^
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $   14,556      $      709      $           301
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                      2.31%           3.42%                4.66%***
   After expense reimbursement and earnings credits                       1.85%           1.85%                1.85%***
Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement and earnings credits                     (0.35)%         (0.99)%              (2.72)%***
   After expense reimbursement and earnings credits                       0.11%           0.58%                0.09%***
Portfolio turnover rate                                                    170%             59%                  39%

  * For the period November 8, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

  #  Amount is less than $0.01 per share.

                                                                                        CLASS C
                                                                    -----------------------------------------------
                                                                        YEAR ENDED JUNE 30,             FOR THE
                                                                    --------------------------        PERIOD ENDED
                                                                       2004            2003         JUNE 30, 2002*
                                                                    ----------      ----------      ---------------
Net asset value, beginning of period                                $     9.22      $     9.33      $          9.73
                                                                    ----------      ----------      ---------------
Income (loss) from investment operations:
   Net investment income                                                  0.01**          0.05**               0.00#**
   Net realized and unrealized gain (loss)                                1.77           (0.07)               (0.40)
                                                                    ----------      ----------      ---------------
     Total income (loss) from investment operations                       1.78           (0.02)               (0.40)
                                                                    ----------      ----------      ---------------
Less distributions:
   Distributions from net investment income                               0.00#          (0.03)                  --
   Distributions from net realized gains                                    --           (0.06)                  --
                                                                    ----------      ----------      ---------------
     Total distributions                                                  0.00           (0.09)                  --
                                                                    ----------      ----------      ---------------
Net asset value, end of period                                      $    11.00      $     9.22      $          9.33
                                                                    ==========      ==========      ===============
Total return+                                                            19.34%          (0.13)%              (4.11)%^
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $   19,530      $    1,025      $           234
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                      2.17%           3.04%                4.58%***
   After expense reimbursement and earnings credits                       1.85%           1.85%                1.85%***
Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement and earnings credits                     (0.21)%         (0.61)%              (2.68)%***
   After expense reimbursement and earnings credits                       0.11%           0.58%                0.05%***
Portfolio turnover rate                                                    170%             59%                  39%

  * For the period December 12, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.
  #  Amount was less than $0.01 per share.

                                                                                        CLASS Y
                                                                    -----------------------------------------------
                                                                        YEAR ENDED JUNE 30,             FOR THE
                                                                    --------------------------        PERIOD ENDED
                                                                       2004            2003         JUNE 30, 2002*
                                                                    ----------      ----------      ---------------
Net asset value, beginning of period                                $     9.33      $     9.38      $         10.00
                                                                    ----------      ----------      ---------------
Income (loss) from investment operations:
   Net investment income                                                  0.11**          0.13**               0.11**
   Net realized and unrealized gain (loss)                                1.80           (0.06)               (0.73)
                                                                    ----------      ----------      ---------------
     Total income (loss) from investment operations                       1.91            0.07                (0.62)
                                                                    ----------      ----------      ---------------
Less distributions:
   Distributions from net investment income                              (0.02)          (0.06)                  --
   Distributions from net realized gains                                    --           (0.06)                  --
                                                                    ----------      ----------      ---------------
     Total distributions                                                 (0.02)          (0.12)                  --
                                                                    ----------      ----------      ---------------
Net asset value, end of period                                      $    11.22      $     9.33      $          9.38
                                                                    ==========      ==========      ===============
Total return+                                                            20.49%           0.89%               (6.20)%^
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $    4,516      $    4,790      $         2,819
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                      1.27%           2.62%                3.15%***
   After expense reimbursement and earnings credits                       0.85%           0.85%                0.85%***
Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement and earnings credits                      0.68%          (0.19)%              (1.17)%***
   After expense reimbursement and earnings credits                       1.10%           1.58%                1.13%***
Portfolio turnover rate                                                    170%             59%                  39%

  *  For the period June 29, 2001 (commencement of issuance) through June 30,
     2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  Class Y does not have sales charges.

UBS U.S. LARGE CAP GROWTH FUND -- FINANCIAL HIGHLIGHTS

                                                                                         CLASS A
                                                                                   YEAR ENDED JUNE 30,
                                                          ----------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                        $     6.39     $     6.38     $     8.90     $    15.20     $    13.88
                                                          ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income (loss)                                (0.02)*         0.00#*        (0.02)*        (0.07)         (0.02)*
   Net realized and unrealized gain (loss)                      1.34           0.01          (2.45)         (4.32)          2.29
                                                          ----------     ----------     ----------     ----------     ----------
     Total income (loss) from investment operations             1.32           0.01          (2.47)         (4.39)          2.27
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
   Distributions from net realized gains                          --             --          (0.05)         (1.91)         (0.95)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                              $     7.71     $     6.39     $     6.38     $     8.90     $    15.20
                                                          ==========     ==========     ==========     ==========     ==========
Total return+                                                  20.66%          0.16%        (27.89)%       (31.59)%        17.18%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                         $    2,275     $    1,163     $    1,155     $        1     $        1
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings
     credits                                                    2.76%          3.91%          2.51%          1.59%          2.11%
   After expense reimbursement and earnings
     credits                                                    1.05%          1.05%          1.05%          1.05%          1.05%
Ratio of net investment income (loss) to average
   net assets:
   Before expense reimbursement and earnings
     credits                                                   (2.03)%        (2.82)%        (1.71)%        (0.91)%        (1.22)%
   After expense reimbursement and earnings
     credits                                                   (0.32)%         0.04%         (0.25)%        (0.37)%        (0.16)%
Portfolio turnover rate                                          102%            86%            93%            56%            86%


* The net investment income per share data was determined by using average shares outstanding throughout the period.
+    The returns do not include sales charges.

#    Amount is less than $0.01 per share.

                                                                                        CLASS B
                                                                    -----------------------------------------------
                                                                        YEAR ENDED JUNE 30,             FOR THE
                                                                    --------------------------        PERIOD ENDED
                                                                       2004            2003         JUNE 30, 2002*
                                                                    ----------      ----------      ---------------
Net asset value, beginning of period                                $     6.32      $     6.36      $          7.86
                                                                    ----------      ----------      ---------------
Income (loss) from investment operations:
   Net investment loss                                                   (0.08)**        (0.04)**             (0.05)**
   Net realized and unrealized gain (loss)                                1.33              --                (1.40)
                                                                    ----------      ----------      ---------------
     Total income (loss) from investment operations                       1.25           (0.04)               (1.45)
                                                                    ----------      ----------      ---------------
Less distributions:
   Distributions from net realized gains                                    --              --                (0.05)
                                                                    ----------      ----------      ---------------
Net asset value, end of period                                      $     7.57      $     6.32      $          6.36
                                                                    ==========      ==========      ===============
Total return+                                                            19.78%          (0.63)%             (18.61)%^
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $      342      $      321      $           115
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                      3.48%           4.54%                3.06%***
   After expense reimbursement and earnings credits                       1.80%           1.80%                1.80%***
Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement and earnings credits                     (2.75)%         (3.45)%              (2.28)%***
   After expense reimbursement and earnings credits                      (1.07)%         (0.71)%              (1.02)%***
Portfolio turnover rate                                                    102%             86%                  93%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                                                                                        CLASS C
                                                                    -----------------------------------------------
                                                                        YEAR ENDED JUNE 30,             FOR THE
                                                                    --------------------------        PERIOD ENDED
                                                                       2004            2003         JUNE 30, 2002*
                                                                    ----------      ----------      ---------------
Net asset value, beginning of period                                $     6.32      $     6.35      $          8.18
                                                                    ----------      ----------      ---------------
Income (loss) from investment operations:
   Net investment loss                                                   (0.08)**        (0.04)**             (0.05)**
   Net realized and unrealized gain (loss)                                1.32            0.01                (1.73)
                                                                    ----------      ----------      ---------------
     Total income (loss) from investment operations                       1.24           (0.03)               (1.78)
                                                                    ----------      ----------      ---------------
Less distributions:
   Distributions from net realized gains                                    --              --                (0.05)
                                                                    ----------      ----------      ---------------
Net asset value, end of period                                      $     7.56      $     6.32      $          6.35
                                                                    ==========      ==========      ===============
Total return+                                                            19.62%          (0.47)%             (21.91)%^
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $      432      $      267      $           572
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                      3.54%           4.71%                3.22%***
   After expense reimbursement and earnings credits                       1.80%           1.80%                1.80%***
Ratio of net investment loss to average net assets:
   Before expense reimbursement and earnings credits                     (2.81)%         (3.62)%              (2.44)%***
   After expense reimbursement and earnings credits                      (1.08)%         (0.71)%              (1.02)%***
Portfolio turnover rate                                                    102%             86%                  93%

  * For the period November 19, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                                                                                         CLASS Y
                                                                                   YEAR ENDED JUNE 30,
                                                          ----------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                        $     6.49     $     6.47     $     8.99     $    15.28     $    13.91
                                                          ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income (loss)                                (0.01)*         0.02*          0.00#*        (0.01)          0.03*
   Net realized and unrealized gain (loss)                      1.37           0.00#         (2.47)         (4.37)          2.29
                                                          ----------     ----------     ----------     ----------     ----------
     Total income (loss) from investment operations             1.36           0.02          (2.47)         (4.38)          2.32
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
   Distributions from net investment income                       --             --          (0.05)            --             --
   Distributions from net realized gains                          --             --             --          (1.91)         (0.95)
                                                          ----------     ----------     ----------     ----------     ----------
     Total distributions                                          --             --          (0.05)         (1.91)         (0.95)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                              $     7.85     $     6.49     $     6.47     $     8.99     $    15.28
                                                          ==========     ==========     ==========     ==========     ==========
Total return+                                                  20.96%          0.31%        (27.61)%       (31.33)%        17.52%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                         $    3,502     $    1,943     $    2,291     $    3,299     $    5,885
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits            2.51%          3.72%          2.14%          1.34%          1.86%
   After expense reimbursement and earnings credits             0.80%          0.80%          0.80%          0.80%          0.80%
Ratio of net investment income (loss) to average net
   assets:
   Before expense reimbursement and earnings credits           (1.78)%        (2.62)%        (1.39)%        (0.66)%        (0.97)%
   After expense reimbursement and earnings credits            (0.07)%         0.29%         (0.05)%        (0.12)%         0.09%
Portfolio turnover rate                                          102%            86%            93%            56%            86%

* The net investment income per share data was determined by using average shares outstanding throughout the period.

+    Class Y does not have sales charges.
#    Amount is less than $0.01 per share.

UBS U.S. SMALL CAP GROWTH FUND -- FINANCIAL HIGHLIGHTS

                                                                                         CLASS A
                                                                                   YEAR ENDED JUNE 30,
                                                          ----------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                        $    10.00     $     9.79     $    11.76     $    16.20     $     9.16
                                                          ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment loss                                         (0.11)*        (0.08)*        (0.11)*        (0.09)         (0.08)*
   Net realized and unrealized gain (loss)                      2.55           0.29          (1.42)         (1.52)          7.12
                                                          ----------     ----------     ----------     ----------     ----------
     Total income (loss) from investment operations             2.44           0.21          (1.53)         (1.61)          7.04
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
   Distributions from net realized gains                       (0.03)            --          (0.44)         (2.83)            --
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                              $    12.41     $    10.00     $     9.79     $    11.76     $    16.20
                                                          ==========     ==========     ==========     ==========     ==========
Total return+                                                  24.45%          2.14%        (13.18)%       (11.00)%        76.86%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                         $   73,833     $    9,841     $    1,789     $        2     $        2
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings
     credits                                                    1.56%          1.71%          1.69%          1.48%          1.56%
   After expense reimbursement and earnings
     credits                                                    1.28%          1.40%          1.40%          1.40%          1.40%
Ratio of net investment loss to average
   net assets:
   Before expense reimbursement and earnings
     credits                                                   (1.16)%        (1.21)%        (1.35)%        (0.87)%        (1.01)%
   After expense reimbursement and earnings
     credits                                                   (0.90)%        (0.90)%        (1.06)%        (0.79)%        (0.85)%
Portfolio turnover rate                                           75%            69%            71%            93%           104%


* The net investment income per share data was determined by using average shares outstanding throughout the period.
+    The returns do not include sales charges.

                                                                                        CLASS B
                                                                    -----------------------------------------------
                                                                        YEAR ENDED JUNE 30,             FOR THE
                                                                    --------------------------        PERIOD ENDED
                                                                       2004            2003         JUNE 30, 2002*
                                                                    ----------      ----------      ---------------
Net asset value, beginning of period                                $     9.89      $     9.75      $         10.18
                                                                    ----------      ----------      ---------------
Income (loss) from investment operations:
   Net investment loss                                                   (0.20)**        (0.14)**             (0.11)**
   Net realized and unrealized gain                                       2.51            0.28                 0.12
                                                                    ----------      ----------      ---------------
     Total income from investment operations                              2.31            0.14                 0.01
                                                                    ----------      ----------      ---------------
Less distributions:
   Distributions from net realized gains                                 (0.03)             --                (0.44)
                                                                    ----------      ----------      ---------------
Net asset value, end of period                                      $    12.17      $     9.89      $          9.75
                                                                    ==========      ==========      ===============
Total return+                                                            23.40%           1.44%               (0.11)%^
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $   11,683      $    1,132      $           656
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                      2.55%           2.47%                2.46%***
   After expense reimbursement and earnings credits                       2.03%           2.15%                2.15%***
Ratio of net investment loss to average net assets:
   Before expense reimbursement and earnings credits                     (2.14)%         (1.97)%              (1.93)%***
   After expense reimbursement and earnings credits                      (1.62)%         (1.65)%              (1.62)%***
Portfolio turnover rate                                                     75%             69%                  71%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                                                                                        CLASS C
                                                                    -----------------------------------------------
                                                                        YEAR ENDED JUNE 30,             FOR THE
                                                                    --------------------------        PERIOD ENDED
                                                                       2004            2003         JUNE 30, 2002*
                                                                    ----------      ----------      ---------------
Net asset value, beginning of period                                $     9.88      $     9.74      $         10.37
                                                                    ----------      ----------      ---------------
Income (loss) from investment operations:
   Net investment loss                                                   (0.20)**        (0.14)**             (0.10)**
   Net realized and unrealized gain (loss)                                2.51            0.28                (0.09)
                                                                    ----------      ----------      ---------------
     Total income (loss) from investment operations                       2.31            0.14                (0.19)
                                                                    ----------      ----------      ---------------
Less distributions:
   Distributions from net realized gains                                 (0.03)             --                (0.44)
                                                                    ----------      ----------      ---------------
Net asset value, end of period                                      $    12.16      $     9.88      $          9.74
                                                                    ==========      ==========      ===============
Total return+                                                            23.43%           1.44%               (2.04)%^
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $    9,580      $      757      $           410
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                      2.54%           2.47%                2.46%***
   After expense reimbursement and earnings credits                       2.03%           2.15%                2.15%***
Ratio of net investment loss to average net assets:
   Before expense reimbursement and earnings credits                     (2.13)%         (1.97)%              (1.90)%***
   After expense reimbursement and earnings credits                      (1.63)%         (1.65)%              (1.59)%***
Portfolio turnover rate                                                     75%             69%                  71%

  * For the period November 19, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                                                                                         CLASS Y
                                                                                   YEAR ENDED JUNE 30,
                                                          ----------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                        $    10.15     $     9.92     $    11.86     $    16.27     $     9.18
                                                          ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment loss                                         (0.08)*        (0.06)*        (0.09)*        (0.07)         (0.03)*
   Net realized and unrealized gain (loss)                      2.59           0.29          (1.41)         (1.51)          7.12
                                                          ----------     ----------     ----------     ----------     ----------
     Total income (loss) from investment operations             2.51           0.23          (1.50)         (1.58)          7.09
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
   Distributions from net realized gains                       (0.03)            --          (0.44)         (2.83)            --
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                              $    12.63     $    10.15     $     9.92     $    11.86     $    16.27
                                                          ==========     ==========     ==========     ==========     ==========
Total return+                                                  24.78%          2.32%        (12.90)%       (10.74)%        77.23%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                         $   91,406     $   39,785     $   36,318     $   44,057     $   50,975
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits            1.21%          1.49%          1.41%          1.23%          1.31%
   After expense reimbursement and earnings credits             1.03%          1.15%          1.15%          1.15%          1.15%
Ratio of net investment loss to average net assets:
   Before expense reimbursement and earnings credits           (0.81)%        (1.00)%        (1.07)%        (0.62)%        (0.76)%
   After expense reimbursement and earnings credits            (0.66)%        (0.66)%        (0.81)%        (0.54)%        (0.60)%
Portfolio turnover rate                                           75%            69%            71%            93%           104%

* The net investment income per share data was determined by using average shares outstanding throughout the period.

+    Class Y does not have sales charges.

UBS GLOBAL ALLOCATION FUND -- FINANCIAL HIGHLIGHTS

                                                                                         CLASS A
                                                                                   YEAR ENDED JUNE 30,
                                                          ----------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                        $    10.69     $    10.60     $    11.10     $    11.20     $    11.99
                                                          ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income                                        0.12*          0.10*          0.10*          0.22           0.19*
   Net realized and unrealized gain (loss)                      1.69           0.41           0.40           0.31          (0.30)
                                                          ----------     ----------     ----------     ----------     ----------
     Total income (loss) from investment operations             1.81           0.51           0.50           0.53          (0.11)
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
   Distributions from net investment income and net
     foreign currency gains                                    (0.15)         (0.42)         (0.19)            --          (0.16)
   Distributions from net realized gains                          --             --          (0.81)         (0.63)         (0.52)
                                                          ----------     ----------     ----------     ----------     ----------
     Total distributions                                       (0.15)         (0.42)         (1.00)         (0.63)         (0.68)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                              $    12.35     $    10.69     $    10.60     $    11.10     $    11.20
                                                          ==========     ==========     ==========     ==========     ==========
Total return+                                                  17.02%          5.35%          4.84%          4.95%         (0.80)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                         $  876,636     $  175,415     $    6,914     $      237     $      202
Ratio of expenses to average net assets:
   Before expense reimbursement                                 1.28%          1.35%          1.35%          1.30%          1.24%
   After expense reimbursement                                  1.28%          1.35%          1.35%          1.30%          1.24%
Ratio of net investment income to average net assets:
   Before expense reimbursement                                 1.00%          0.98%          0.98%          1.52%          1.74%
   After expense reimbursement                                  1.00%          0.98%          0.98%          1.52%          1.74%
Portfolio turnover rate                                           78%            66%           116%           115%            98%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
+    The returns do not include sales charges.

                                                                                        CLASS B
                                                                    -----------------------------------------------
                                                                        YEAR ENDED JUNE 30,             FOR THE
                                                                    --------------------------        PERIOD ENDED
                                                                       2004            2003         JUNE 30, 2002*
                                                                    ----------      ----------      ---------------
Net asset value, beginning of period                                $    10.55      $    10.52      $         11.21
                                                                    ----------      ----------      ---------------
Income from investment operations:
   Net investment income                                                  0.02**          0.02**               0.12**
   Net realized and unrealized gain                                       1.68            0.41                 0.19
                                                                    ----------      ----------      ---------------
     Total income from investment operations                              1.70            0.43                 0.31
                                                                    ----------      ----------      ---------------
Less distributions:
   Distributions from net investment income and net
     foreign currency gains                                              (0.11)          (0.40)               (0.19)
   Distributions from net realized gains                                    --              --                (0.81)
                                                                    ----------      ----------      ---------------
     Total distributions                                                 (0.11)          (0.40)               (1.00)
                                                                    ----------      ----------      ---------------
Net asset value, end of period                                      $    12.14      $    10.55      $         10.52
                                                                    ==========      ==========      ===============
Total return+                                                            16.14%           4.60%                3.00%^
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $  153,481      $   49,573      $         1,570
Ratio of expenses to average net assets:
   Before expense reimbursement                                           2.09%           2.10%                2.10%***
   After expense reimbursement                                            2.09%           2.10%                2.10%***
Ratio of net investment income to average net assets:
   Before expense reimbursement                                           0.19%           0.23%                2.17%***
   After expense reimbursement                                            0.19%           0.23%                2.17%***
Portfolio turnover rate                                                     78%             66%                 116%

  * For the period December 13, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                                                                                        CLASS C
                                                                    -----------------------------------------------
                                                                        YEAR ENDED JUNE 30,             FOR THE
                                                                    --------------------------        PERIOD ENDED
                                                                       2004            2003         JUNE 30, 2002*
                                                                    ----------      ----------      ---------------
Net asset value, beginning of period                                $    10.56      $    10.54      $         11.10
                                                                    ----------      ----------      ---------------
Income from investment operations:
   Net investment income                                                  0.03**          0.02**               0.11**
   Net realized and unrealized gain                                       1.68            0.41                 0.33
                                                                    ----------      ----------      ---------------
     Total income from investment operations                              1.71            0.43                 0.44
                                                                    ----------      ----------      ---------------
Less distributions:
   Distributions from net investment income and net foreign
     currency gains                                                      (0.12)          (0.41)               (0.19)
   Distributions from net realized gains                                    --              --                (0.81)
                                                                    ----------      ----------      ---------------
     Total distributions                                                 (0.12)          (0.41)               (1.00)
                                                                    ----------      ----------      ---------------
Net asset value, end of period                                      $    12.15      $    10.56      $         10.54
                                                                    ==========      ==========      ===============
Total return+                                                            16.19%           4.55%                4.23%^
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $  539,399      $  137,078      $         1,525
Ratio of expenses to average net assets:
   Before expense reimbursement                                           2.06%           2.10%                2.10%***
   After expense reimbursement                                            2.06%           2.10%                2.10%***
Ratio of net investment income to average net assets:
   Before expense reimbursement                                           0.23%           0.23%                1.77%***
   After expense reimbursement                                            0.23%           0.23%                1.77%***
Portfolio turnover rate                                                     78%             66%                 116%

  * For the period November 22, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                                                                                         CLASS Y
                                                                                   YEAR ENDED JUNE 30,
                                                          ----------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                        $    10.79     $    10.69     $    11.18     $    11.25     $    12.02
                                                          ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income                                        0.15*          0.12*          0.13*          0.25           0.23*
   Net realized and unrealized gain (loss)                      1.73           0.41           0.38           0.31          (0.30)
                                                          ----------     ----------     ----------     ----------     ----------
     Total income (loss) from investment operations             1.88           0.53           0.51           0.56          (0.07)
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
   Distributions from net investment income
     and net foreign currency gains                            (0.17)         (0.43)         (0.19)            --          (0.18)
   Distributions from net realized gains                          --             --          (0.81)         (0.63)         (0.52)
                                                          ----------     ----------     ----------     ----------     ----------
     Total distributions                                       (0.17)         (0.43)         (1.00)         (0.63)         (0.70)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                              $    12.50     $    10.79     $    10.69     $    11.18     $    11.25
                                                          ==========     ==========     ==========     ==========     ==========
Total return+                                                  17.44%          5.50%          4.91%          5.20%         (0.48)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                         $  263,675     $  193,758     $  165,630     $  156,130     $  284,229
Ratio of expenses to average net assets:
   Before expense reimbursement                                 1.02%          1.10%          1.10%          1.05%          0.99%
   After expense reimbursement                                  1.02%          1.10%          1.10%          1.05%          0.99%
Ratio of net investment income to average net assets:
   Before expense reimbursement                                 1.26%          1.23%          1.24%          1.77%          1.99%
   After expense reimbursement                                  1.26%          1.23%          1.24%          1.77%          1.99%
Portfolio turnover rate                                           78%            66%           116%           115%            98%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
+    Class Y does not have sales charges.

UBS GLOBAL EQUITY FUND -- FINANCIAL HIGHLIGHTS

                                                                                         CLASS A
                                                                                   YEAR ENDED JUNE 30,
                                                          ----------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                        $     8.89     $     9.37     $    10.61     $    12.44     $    13.40
                                                          ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income                                        0.10*          0.16*          0.04*          0.07           0.04*
   Net realized and unrealized gain (loss)                      1.63          (0.39)         (0.88)         (0.56)          0.27
                                                          ----------     ----------     ----------     ----------     ----------
     Total income (loss) from investment operations             1.73          (0.23)         (0.84)         (0.49)          0.31
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
   Distributions from net investment income and net
     foreign currency gains                                    (0.11)         (0.25)         (0.06)         (0.02)         (0.06)
   Distributions from net realized gains                          --             --          (0.34)         (1.32)         (1.21)
                                                          ----------     ----------     ----------     ----------     ----------
     Total distributions                                       (0.11)         (0.25)         (0.40)         (1.34)         (1.27)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                              $    10.51     $     8.89     $     9.37     $    10.61     $    12.44
                                                          ==========     ==========     ==========     ==========     ==========
Total return+                                                  19.49%         (2.23)%        (8.05)%        (4.45)%         2.49%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                         $  117,084     $  123,756     $   15,173     $      302     $      224
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits            1.44%          1.44%          1.47%          1.37%          1.33%
   After expense reimbursement and earnings credits             1.25%          1.25%          1.25%          1.25%          1.25%
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits            0.80%          1.73%          0.17%          0.65%          0.23%
   After expense reimbursement and earnings credits             0.99%          1.92%          0.39%          0.77%          0.31%
Portfolio turnover rate                                           50%           206%           117%            81%           111%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
+    The returns do not include sales charges.

                                                                                        CLASS B
                                                                    -----------------------------------------------
                                                                        YEAR ENDED JUNE 30,             FOR THE
                                                                    --------------------------        PERIOD ENDED
                                                                       2004            2003         JUNE 30, 2002*
                                                                    ----------      ----------      ---------------
Net asset value, beginning of period                                $     8.82      $     9.34      $         10.17
                                                                    ----------      ----------      ---------------
Income (loss) from investment operations:
   Net investment income                                                  0.02**          0.10**               0.05**
   Net realized and unrealized gains (loss)                               1.62           (0.39)               (0.48)
                                                                    ----------      ----------      ---------------
     Total income (loss) from investment operations                       1.64           (0.29)               (0.43)
                                                                    ----------      ----------      ---------------
Less distributions:
   Distributions from net investment income and net foreign
     currency gains                                                      (0.09)          (0.23)               (0.06)
   Distributions from net realized gains                                    --              --                (0.34)
                                                                    ----------      ----------      ---------------
     Total distributions                                                 (0.09)          (0.23)               (0.40)
                                                                    ----------      ----------      ---------------
Net asset value, end of period                                      $    10.37      $     8.82      $          9.34
                                                                    ==========      ==========      ===============
Total return+                                                            18.61%          (2.91)%              (4.38)%^
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $  134,419      $  144,232      $           418
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                      2.27%           2.20%                2.25%***
   After expense reimbursement and earnings credits                       2.00%           2.00%                2.00%***
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits                     (0.03)%          0.97%                0.72%***
   After expense reimbursement and earnings credits                       0.24%           1.17%                0.97%***
Portfolio turnover rate                                                     50%            206%                 117%

  * For the period December 11, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                                                                                        CLASS C
                                                                    -----------------------------------------------
                                                                        YEAR ENDED JUNE 30,             FOR THE
                                                                    --------------------------        PERIOD ENDED
                                                                       2004            2003         JUNE 30, 2002*
                                                                    ----------      ----------      ---------------
Net asset value, beginning of period                                $     8.79      $     9.33      $         10.18
                                                                    ----------      ----------      ---------------
Income (loss) from investment operations:
   Net investment income                                                  0.02**          0.10**               0.04**
   Net realized and unrealized gain (loss)                                1.61           (0.40)               (0.49)
                                                                    ----------      ----------      ---------------
     Total income (loss) from investment operations                       1.63           (0.30)               (0.45)
                                                                    ----------      ----------      ---------------
Less distributions:
   Distributions from net investment income and net foreign
     currency gains                                                      (0.09)          (0.24)               (0.06)
   Distributions from net realized gains                                    --              --                (0.34)
                                                                    ----------      ----------      ---------------
     Total distributions                                                 (0.09)          (0.24)               (0.40)
                                                                    ----------      ----------      ---------------
Net asset value, end of period                                      $    10.33      $     8.79      $          9.33
                                                                    ==========      ==========      ===============
Total return+                                                            18.54%          (2.93)%              (4.57)%^
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $   82,684      $   93,605      $           351
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                      2.28%           2.24%                2.23%***
   After expense reimbursement and earnings credits                       2.00%           2.00%                2.00%***
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits                     (0.03)%          0.93%                0.55%***
   After expense reimbursement and earnings credits                       0.25%           1.17%                0.78%***
Portfolio turnover rate                                                     50%            206%                 117%

  * For the period November 27, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                                                                                         CLASS Y
                                                                                   YEAR ENDED JUNE 30,
                                                          ----------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                        $     8.99     $     9.47     $    10.68     $    12.47     $    13.42
                                                          ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income                                        0.13*          0.18*          0.06*          0.09           0.07*
   Net realized and unrealized gain (loss)                      1.67          (0.39)         (0.87)         (0.54)          0.27
                                                          ----------     ----------     ----------     ----------     ----------
     Total income (loss) from investment operations             1.80          (0.21)         (0.81)         (0.45)          0.34
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
   Distributions from net investment income and net
     foreign currency gains                                    (0.12)         (0.27)         (0.06)         (0.02)         (0.08)
   Distributions from net realized gains                          --             --          (0.34)         (1.32)         (1.21)
                                                          ----------     ----------     ----------     ----------     ----------
     Total distributions                                       (0.12)         (0.27)         (0.40)         (1.34)         (1.29)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                              $    10.67     $     8.99     $     9.47     $    10.68     $    12.47
                                                          ==========     ==========     ==========     ==========     ==========
Total return+                                                  20.09%         (1.93)%        (7.71)%        (4.07)%         2.69%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                         $  114,835     $   62,873     $   40,714     $   49,306     $   40,538
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits            1.03%          1.16%          1.19%          1.12%          1.08%
   After expense reimbursement and earnings credits             1.00%          1.00%          1.00%          1.00%          1.00%
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits            1.21%          2.01%          0.45%          0.90%          0.48%
   After expense reimbursement and earnings credits             1.24%          2.17%          0.64%          1.02%          0.56%
Portfolio turnover rate                                           50%           206%           117%            81%           111%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
+    Class Y does not have sales charges.

UBS GLOBAL BOND FUND -- FINANCIAL HIGHLIGHTS

                                                                                         CLASS A
                                                                                   YEAR ENDED JUNE 30,
                                                          ----------------------------------------------------------------------
                                                             2004           2003           2002*          2001           2000
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                        $    10.24     $     9.01     $     8.58     $     9.09     $     9.16
                                                          ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income                                        0.19**         0.24**         0.17**         0.33**         0.37**
   Net realized and unrealized gain (loss)                      0.35           1.21           0.43          (0.72)         (0.43)
                                                          ----------     ----------     ----------     ----------     ----------
     Total income (loss) from investment operations             0.54           1.45           0.60          (0.39)         (0.06)
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
   Distributions from net investment income and net
     foreign currency gains                                    (0.91)         (0.22)            --          (0.06)            --
   Distributions from net realized gains                          --             --             --             --          (0.01)
   Distributions from return of capital                           --             --          (0.17)            --             --
                                                          ----------     ----------     ----------     ----------     ----------
     Total distributions                                       (0.91)         (0.22)         (0.17)         (0.06)         (0.01)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                              $     9.87     $    10.24     $     9.01     $     8.64     $     9.09
                                                          ==========     ==========     ==========     ==========     ==========
Total return+                                                   5.21%         16.34%          7.18%         (4.27)%        (0.66)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                         $   14,610     $   11,659     $    1,925     $        3     $        1
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits            1.55%          1.53%          1.49%          1.37%          1.30%
   After expense reimbursement and earnings credits             1.15%          1.15%          1.15%          1.15%          1.19%^
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits            1.44%          2.06%          2.72%          3.60%          4.09%
   After expense reimbursement and earnings credits             1.84%          2.44%          3.06%          3.82%          4.20%
Portfolio turnover rate                                          186%           145%           157%           165%            87%

 * On July 2, 2001 Class A was fully liquidated. Information shown is for the period November 5, 2001 (commencement of reissuance) for Class A through June 30, 2002.
** The net investment income per share data was determined by using average shares outstanding throughout the period.
 +   The returns do not include sales charges.
 ^ The ratio of net operating expenses to average net assets for Class A was 1.15%.

                                                                                        CLASS B
                                                                    -----------------------------------------------
                                                                        YEAR ENDED JUNE 30,             FOR THE
                                                                    --------------------------        PERIOD ENDED
                                                                       2004            2003         JUNE 30, 2002*
                                                                    ----------      ----------      ---------------
Net asset value, beginning of period                                $    10.25      $     9.01      $          8.35
                                                                    ----------      ----------      ---------------
Income from investment operations:
   Net investment income                                                  0.11**          0.16**               0.11**
   Net realized and unrealized gain                                       0.35            1.23                 0.69
                                                                    ----------      ----------      ---------------
     Total income from investment operations                              0.46            1.39                 0.80
                                                                    ----------      ----------      ---------------
Less distributions:
   Distributions from net investment income and net foreign
     currency gains                                                      (0.83)          (0.15)                  --
   Distributions from return of capital                                     --              --                (0.14)
                                                                    ----------      ----------      ---------------
     Total distributions                                                 (0.83)          (0.15)               (0.14)
                                                                    ----------      ----------      ---------------
Net asset value, end of period                                      $     9.88      $    10.25      $          9.01
                                                                    ==========      ==========      ===============
Total return+                                                             4.38%          15.61%                9.67%^
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $    1,536      $    1,755      $           392
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                      2.33%           2.30%                2.25%***
   After expense reimbursement and earnings credits                       1.90%           1.90%                1.90%***
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits                      0.66%           1.29%                1.94%***
   After expense reimbursement and earnings credits                       1.09%           1.69%                2.29%***
Portfolio turnover rate                                                    186%            145%                 157%


  * For the period November 26, 2001 (commencement of issuance) through June 30, 2002.

 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.

 ++  The return is non-annualized.
  +  The returns do not include sales charges.

                                                                                            CLASS C
                                                                              ----------------------------------
                                                                                                     FOR THE
                                                                                YEAR ENDED         PERIOD ENDED
                                                                               JUNE 30, 2004      JUNE 30, 2003*
                                                                              --------------      --------------
Net asset value, beginning of period                                          $        10.23      $         9.00
                                                                              --------------      --------------
Income from investment operations:
   Net investment income                                                                0.14**              0.19**
   Net realized and unrealized gain                                                     0.34                1.22
                                                                              --------------      --------------
     Total income from investment operations                                            0.48                1.41
                                                                              --------------      --------------
Less distributions:
   Distributions from net investment income and net foreign currency gains             (0.86)              (0.18)
                                                                              --------------      --------------
Net asset value, end of period                                                $         9.85      $        10.23
                                                                              ==============      ==============
Total return+                                                                           4.64%              15.84%^
Ratios/Supplemental Data:
Net assets, end of period (in 000s)                                           $        3,451      $        3,198
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                                    1.99%               2.01%***
   After expense reimbursement and earnings credits                                     1.65%               1.65%***
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits                                    1.00%               1.58%***
   After expense reimbursement and earnings credits                                     1.34%               1.94%***
Portfolio turnover rate                                                                  186%                145%

  * For period July 2, 2002 (commencement of issuance) through June 30, 2003. ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                                                                                         CLASS Y
                                                                                   YEAR ENDED JUNE 30,
                                                          ----------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                        $    11.16     $     9.79     $     8.57     $     9.01     $     9.18
                                                          ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income                                        0.23*          0.28*          0.31*          0.36*          0.40*
   Net realized and unrealized gain (loss)                      0.38           1.33           1.09          (0.72)         (0.43)
                                                          ----------     ----------     ----------     ----------     ----------
     Total income (loss) from investment operations             0.61           1.61           1.40          (0.36)         (0.03)
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
   Distributions from net investment income and net
     foreign currency gains                                    (0.94)         (0.24)            --          (0.08)         (0.13)
   Distributions from net realized gains                          --             --             --             --          (0.01)
   Distributions from return of capital                           --             --          (0.18)            --             --
                                                          ----------     ----------     ----------     ----------     ----------
     Total distributions                                       (0.94)         (0.24)         (0.18)         (0.08)         (0.14)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                              $    10.83     $    11.16     $     9.79     $     8.57     $     9.01
                                                          ==========     ==========     ==========     ==========     ==========
Total return+                                                   5.43%         16.72%         16.57%         (4.02)%        (0.34)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                         $   41,016     $   35,484     $   34,421     $   37,822     $   43,467
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits            1.24%          1.32%          1.17%          1.12%          1.05%
   After expense reimbursement and earnings credits             0.90%          0.90%          0.90%          0.90%          0.94%^
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits            1.75%          2.27%          3.14%          3.85%          4.34%
   After expense reimbursement and earnings credits             2.09%          2.69%          3.41%          4.07%          4.45%
Portfolio turnover rate                                          186%           145%           157%           165%            87%

 * The net investment income per share data was determined by using average shares outstanding throughout the period.
 +   Class Y does not have sales charges.

 ^ The ratio of net operating expenses to average net assets for Class Y was 0.90%.

UBS INTERNATIONAL EQUITY FUND -- FINANCIAL HIGHLIGHTS

                                                                                         CLASS A
                                                                                   YEAR ENDED JUNE 30,
                                                          ----------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                        $     6.99     $     8.08     $    10.61     $    13.57     $    12.30
                                                          ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income                                        0.12*          0.10*          0.13*            --^*         0.08*
   Net realized and unrealized gain (loss)                      1.69          (0.87)         (0.79)         (2.15)          1.33
                                                          ----------     ----------     ----------     ----------     ----------
     Total income (loss) from investment
        operations                                              1.81          (0.77)         (0.66)         (2.15)          1.41
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
   Distributions from net investment income
   and net foreign currency gains                              (0.22)         (0.31)         (0.27)         (0.04)            --
   Distributions from net realized gains                          --          (0.01)         (1.60)         (0.77)         (0.14)
                                                          ----------     ----------     ----------     ----------     ----------
     Total distributions                                       (0.22)         (0.32)         (1.87)         (0.81)         (0.14)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                              $     8.58     $     6.99     $     8.08     $    10.61     $    13.57
                                                          ==========     ==========     ==========     ==========     ==========
Total return+                                                  26.00%         (9.24)%        (5.91)%       (16.37)%        11.51%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)                         $    7,866     $    3,146     $    2,599     $      301     $        1
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits            1.55%          1.47%          1.41%          1.31%          1.25%
   After expense reimbursement and earnings credits             1.25%          1.25%          1.25%          1.28%++        1.25%+++
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits            1.13%          1.21%          1.38%          0.77%          0.64%
   After expense reimbursement and earnings credits             1.43%          1.43%          1.54%          0.80%          0.64%
Portfolio turnover rate                                          108%           120%            82%            62%            59%

  * The net investment income per share data was determined by using average shares outstanding throughout the period.
  +  The returns do not include sales charges.
 ++ The ratio of net operating expenses to average net assets for Class A was 1.25%.
+++ The ratio of net operating expenses to average net assets for Class A was 1.24%.

  ^  Amount is less than $.01 per share.

                                                                                        CLASS B
                                                                    -----------------------------------------------
                                                                        YEAR ENDED JUNE 30,             FOR THE
                                                                    --------------------------        PERIOD ENDED
                                                                       2004            2003         JUNE 30, 2002*
                                                                    ----------      ----------      ---------------
Net asset value, beginning of period                                $     6.92      $     8.05      $          7.75
                                                                    ----------      ----------      ---------------
Income (loss) from investment operations:
   Net investment income                                                  0.06**          0.04**               0.05**
   Net realized and unrealized gain (loss)                                1.67           (0.86)                0.25
                                                                    ----------      ----------      ---------------
     Total income (loss) from investment operations                       1.73           (0.82)                0.30
                                                                    ----------      ----------      ---------------
Less distributions:
   Distributions from net investment income and foreign
     currency gains                                                      (0.17)          (0.30)                  --
   Distributions from net realized gains                                    --           (0.01)                  --
                                                                    ----------      ----------      ---------------
     Total distributions                                                 (0.17)          (0.31)                  --
                                                                    ----------      ----------      ---------------
Net asset value, end of period                                      $     8.48      $     6.92      $          8.05
                                                                    ==========      ==========      ===============
Total return+                                                            25.17%          (9.94)%               3.87%^
Ratios/Supplemental Data:
Net assets, end of period (in 000s)                                 $      815      $      352      $           120
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                      2.60%           2.18%                2.05%***
   After expense reimbursement and earnings credits                       2.00%           2.00%                2.00%***
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits                      0.09%           0.50%                1.45%***
   After expense reimbursement and earnings credits                       0.69%           0.68%                1.50%***
Portfolio turnover rate                                                    108%            120%                  82%

  * For the period February 12, 2002 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                                                                                        CLASS C
                                                                    -----------------------------------------------
                                                                        YEAR ENDED JUNE 30,             FOR THE
                                                                    --------------------------        PERIOD ENDED
                                                                       2004            2003         JUNE 30, 2002*
                                                                    ----------      ----------      ---------------
Net asset value, beginning of period                                $     6.90      $     8.05      $          7.75
                                                                    ----------      ----------      ---------------
Income (loss) from investment operations:
   Net investment income                                                  0.06**          0.04**               0.04**
   Net realized and unrealized gain (loss)                                1.68           (0.89)                0.26
                                                                    ----------      ----------      ---------------
     Total income (loss) from investment operations                       1.74           (0.85)                0.30
                                                                    ----------      ----------      ---------------
Less distributions:
   Distributions from net investment income and net foreign
     currency gains                                                      (0.19)          (0.29)                  --
   Distributions from net realized gains                                    --           (0.01)                  --
                                                                    ----------      ----------      ---------------
     Total distributions                                                 (0.19)          (0.30)                  --
                                                                    ----------      ----------      ---------------
Net asset value, end of period                                      $     8.45      $     6.90      $          8.05
                                                                    ==========      ==========      ===============
Total return+                                                            25.26%         (10.29)%               3.87%^
Ratios/Supplemental Data:
Net assets, end of period (in 000s)                                 $    1,338      $      399      $           183
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits                      2.35%           2.21%                2.19%***
   After expense reimbursement and earnings credits                       2.00%           2.00%                2.00%***
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits                      0.34%           0.47%                0.91%***
   After expense reimbursement and earnings credits                       0.69%           0.68%                1.10%***
Portfolio turnover rate                                                    108%            120%                  82%

  * For the period December 26, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  ^  The return is non-annualized.
  +  The returns do not include sales charges.

                                                                                         CLASS Y
                                                                                   YEAR ENDED JUNE 30,
                                                          ----------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                        $     7.01     $     8.12     $    10.64     $    13.57     $    12.34
                                                          ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income                                        0.14*          0.11*          0.09*          0.13*          0.11*
   Net realized and unrealized gain (loss)                      1.71          (0.88)         (0.74)         (2.25)          1.33
                                                          ----------     ----------     ----------     ----------     ----------
     Total income (loss) from investment operations             1.85          (0.77)         (0.65)         (2.12)          1.44
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
   Distributions from net investment income
   and net foreign currency gains                              (0.23)         (0.33)         (0.27)         (0.04)         (0.07)
   Distributions from net realized gains                          --          (0.01)         (1.60)         (0.77)         (0.14)
                                                          ----------     ----------     ----------     ----------     ----------
     Total distributions                                        0.23          (0.34)         (1.87)         (0.81)         (0.21)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                              $     8.63     $     7.01     $     8.12     $    10.64     $    13.57
                                                          ==========     ==========     ==========     ==========     ==========
Total return+                                                  26.56%         (9.21)%        (5.78)%       (16.15)%        11.76%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)                         $  100,782     $   90,514     $   97,851     $  192,408     $  411,985
Ratio of expenses to average net assets:
   Before expense reimbursement and earnings credits            1.26%          1.21%          1.13%          1.06%          1.00%
   After expense reimbursement and earnings credits             1.00%          1.00%          1.00%          1.03%++        1.00%+++
Ratio of net investment income to average net assets:
   Before expense reimbursement and earnings credits            1.43%          1.47%          0.92%          1.02%          0.89%
   After expense reimbursement and earnings credits             1.69%          1.68%          1.05%          1.05%          0.89%
Portfolio turnover rate                                          108%           120%            82%            62%            59%

  * The net investment income per share data was determined by using average shares outstanding throughout the period.
  +  Class Y does not have sales charges.
 ++ The ratio of net operating expenses to average net assets for Class Y was 1.00%.
+++ The ratio of net operating expenses to average net assets for Class Y was 0.99%.

                 (This page has been left blank intentionally.)

If you want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e. it is legally considered a part of this prospectus).

You may discuss your questions about the Funds by contacting your investment professional. You may obtain free copies of the Funds' annual and semi-annual reports and the SAI by contacting the Funds directly at 1-800-647-1568.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You may get copies of reports and other information about the Funds:

- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

- Free from the EDGAR Database on the SEC's Internet website at:
  http://www.sec.gov.


The UBS Funds
Investment Company Act File No. 811-6637


[UBS GLOBAL ASSET MANAGEMENT LOGO]


THE UBS FUNDS

     UBS U.S. BOND FUND
     UBS HIGH YIELD FUND

     UBS U.S. LARGE CAP EQUITY FUND
     UBS U.S. LARGE CAP VALUE EQUITY FUND

     UBS U.S. LARGE CAP GROWTH FUND
     UBS U.S. SMALL CAP EQUITY FUND
     UBS U.S. SMALL CAP GROWTH FUND
     UBS U.S. REAL ESTATE EQUITY FUND
     UBS GLOBAL ALLOCATION FUND
     UBS GLOBAL EQUITY FUND
     UBS GLOBAL BOND FUND
     UBS INTERNATIONAL EQUITY FUND
     UBS EMERGING MARKETS DEBT FUND
     UBS EMERGING MARKETS EQUITY FUND

PROSPECTUS


October 28, 2004

[UBS GLOBAL ASSET MANAGEMENT LOGO]

The UBS Funds

     UBS Dynamic Alpha Fund

Prospectus

October 28, 2004

This prospectus offers Class A, Class B, Class C and Class Y shares in the UBS Dynamic Alpha Fund (the "Fund"), a series of The UBS Funds (the "Trust"). Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your Fund shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THE PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

Contents

THE UBS FUNDS
WHAT EVERY INVESTOR SHOULD KNOW ABOUT THE FUND

                                                                             PAGE
                                                                             ----
     Investment Objective, Strategies, Securities Selection and Risks          3
     Performance                                                               8
     Expenses and Fee Tables                                                   9

YOUR INVESTMENT
INFORMATION FOR MANAGING YOUR FUND ACCOUNT

     Managing Your Fund Account                                               11
     --Flexible Pricing
     --Buying Shares
     --Selling Shares
     --Exchanging Shares
     --Pricing and Valuation

ADDITIONAL INFORMATION
ADDITIONAL IMPORTANT INFORMATION ABOUT THE FUND

     Management                                                               22
     Dividends and Taxes                                                      24
     Financial Highlights                                                     26
     Where to learn more about the Fund                               Back Cover

           THE FUND IS NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM.

UBS Dynamic Alpha Fund

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in securities and other investments to gain exposure to global equity, global fixed income and cash equivalent markets, including global currencies. The Fund invests in equity and fixed income securities of issuers located within and outside the U.S. The Fund also may invest in open-end investment companies advised by UBS Global Asset Management (Americas) Inc. (the "Advisor") to gain exposure to certain global equity and global fixed income markets. The Fund is a non-diversified fund.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. Investments in fixed income securities may include issuers in both developed (including the U.S.) and emerging markets.

Investments in equity securities may include common stock and preferred stock of issuers in developed nations (including the U.S.) and emerging markets. Equity investments may include large, intermediate and small capitalization companies.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to various asset classes, including but not limited to emerging market, small cap and high yield asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

In addition, the Fund attempts to generate positive returns and manage risk through asset allocation and sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The Fund intends to use financial futures, forward agreements, options, swaps and other derivatives (collectively, "Derivatives") as part of its asset/market allocation strategies. The Fund may establish net short or net long positions for individual markets, currencies and securities. The Fund may invest in Derivatives to the extent permitted by the 1940 Act.

In employing its investment strategies for the Fund, the Advisor attempts to achieve a total rate of return for the Fund that meets or exceeds 5% per year on a real (i.e., inflation-adjusted) basis and net of management fees over rolling five year time horizons. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

To the extent permitted by the 1940 Act, the Fund may borrow money from banks to purchase investments for the Fund. The Fund will adhere to the SEC's asset

UBS Dynamic Alpha Strategy Fund

coverage requirements for all such borrowings.

SECURITIES SELECTION

The Fund is a multi-asset fund. The asset classes in which the Fund may invest include, but are not limited to, the following: U.S. equities, non-U.S. equities, emerging market equities, U.S. fixed income, non-U.S. fixed income, emerging market debt, U.S. high yield fixed income and cash equivalents. Asset Allocation decisions are tactical, based upon the Advisor's assessment of valuations and prevailing market conditions in the U.S. and abroad. Investments also may be made in selected sectors of these asset classes.

Within the equity portion of the Fund's portfolio, the Advisor selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below (above) the estimated intrinsic or fundamental value would be considered a long (short) candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

In selecting fixed income securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. The Fund's fixed income investments may reflect a broad range of investment maturities, qualities and sectors, including high yield (lower-rated) securities and convertible debt securities.

The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

CREDIT RISK--The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

U.S. GOVERNMENT AGENCY OBLIGATIONS RISK-Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

SMALL AND INTERMEDIATE CAPITALIZATION COMPANY RISK--The risk that investments in small and intermediate capitalization size companies may be more volatile than investments in larger companies, as small and intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

ASSET ALLOCATION RISK--The risk that the Fund may allocate assets to an asset category that underperforms other asset categories. For example, the Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains and losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible for a Fund to lose more than the amount it invested in the derivative instrument. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them.

LEVERAGE RISK - The Fund may borrow money from banks to purchase investments for the Fund, which is a form of leverage. If the Fund borrows money to purchase securities and the Fund's investments decrease in value, the Fund's losses will be greater than if the Fund did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the Fund will be less than if borrowing were not used. Certain derivatives that the Fund may use may also create leverage. Derivative instruments that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivative instruments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION- The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

PERFORMANCE

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES  (fees paid directly from your investment)*

                                                   CLASS A    CLASS B    CLASS C    CLASS Y
                                                   -------    -------    -------    -------
Maximum Front-End Sales Charge (Load)
 Imposed on Purchases (as a % of offering price)    5.50%      None       None       None
Maximum Contingent Deferred Sales Charge (Load)
 (CDSC) (as a % of purchase or sales
 price, whichever is less)                          None**     5.00%      1.00%      None
Exchange Fee                                        None       None       None       None
Redemption Fee (as a percentage of amount
 redeemed within 90 days of purchase, if
 applicable)***                                     1.00%      None       None       1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)****

                                                   CLASS A    CLASS B    CLASS C    CLASS Y
                                                   -------    -------    -------    -------
Management Fees                                     0.85%      0.85%      0.85%      0.85%
Distribution and/or Service (12b-1) Fees            0.25%      1.00%      1.00%      None
Other Expenses*****                                 0.41%      0.41%      0.41%      0.41%
                                                    ----       ----       ----       ----

Total Annual Fund Operating Expenses                1.51%      2.26%      2.26%      1.26%
                                                    ====       ====       ====       ====

Management Fee Waiver/Expense Reimbursements        0.16%      0.16%      0.16%      0.16%
                                                    ----       ----       ----       ----

Net Expenses******                                  1.35%      2.10%      2.10%      1.10%
                                                    ====       ====       ====       ====

* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.

*** Please see the section entitled "Selling Shares" for additional information concerning the applicability of the redemption fee.

****   The fee and expenses are based on estimates.

***** Includes an administrative fee of 0.075% paid by the Fund to UBS Global Asset Management (US) Inc. ("UBS Global AM").

****** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for the fiscal year ending June 30, 2005, otherwise would exceed "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the

       Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                           1 YEAR*   3 YEARS*
                                                           ------    -------
Class A                                                    $  680    $   986
Class B (assuming sale of all shares at end of period)     $  713    $   991
Class B (assuming no sale of shares)                       $  213    $   691
Class C (assuming sale of all shares at end of period)     $  313    $   691
Class C (assuming no sale of shares)                       $  213    $   691
Class Y (assuming sale of all shares at end of period)     $  112    $   384

* The Fund has not projected expenses beyond the three-year period shown because the Fund had not commenced investment operations as of the date of this prospectus.

MANAGING YOUR FUND ACCOUNT

FLEXIBLE PRICING

The Fund offers four classes of shares--Class A, Class B, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund. Class Y shares are only available to certain types of investors.

The Fund has adopted separate plans pertaining to the Class A, Class B and Class C shares of the Fund under rule 12b-1 that allows the Fund to pay service and (for Class B and Class C shares) distribution fees for the sale of the Fund's shares and services provided to shareholders. Because the 12b-1 fees for Class B and Class C shares are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See "Sales Charge Waivers for Class A, Class B and Class C Shares" below. You may also qualify for a reduced sales charge on Class A shares. See "Sales Charge Reductions for Class A Shares" below.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in the Fund. Class A shares pay an annual service fee of 0.25% of average net assets, but they pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for the Fund are described in the following table:

CLASS A SALES CHARGES:

                                                                           REALLOWANCE TO
                              SALES CHARGE AS A PERCENTAGE OF:           SELECTED DEALERS AS
AMOUNT OF INVESTMENT       OFFERING PRICE     NET AMOUNT INVESTED    PERCENTAGE OF OFFERING PRICE
--------------------       --------------     -------------------    ----------------------------
Less than $50,000               5.50%              5.82%                        5.00%
$50,000 to $99,999              4.50               4.71                         4.00
$100,000 to $249,999            3.50               3.63                         3.00
$250,000 to $499,999            2.50               2.56                         2.00
$500,000 to $999,999            2.00               2.04                         1.75
$1,000,000 and over (1)         None               None                  May pay up to 1.00(2)

(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

(2) For sales of $1 million or more, UBS Global AM pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million, 0.75% on the next $2 million and 0.50% on the next $5 million.

IF YOU INTEND TO PURCHASE MORE THAN $5 MILLION OF CLASS A SHARES, YOU SHOULD INSTEAD PURCHASE CLASS Y SHARES, WHICH HAVE LOWER ON-GOING EXPENSES.

CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase price in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown in the following table:

                                    PERCENTAGE (BASED ON AMOUNT OF
                                   INVESTMENT) BY WHICH THE SHARES'
                                     NET ASSET VALUE IS MULTIPLIED:
                                 --------------------------------------
                                   LESS    $100,000  $250,000  $500,000
                                   THAN        TO       TO        TO
                                 $100,000  $249,999  $499,999  $999,999
                                 --------  --------   -------- --------
If you sell shares within:
1st year since purchase                5%        3%        3%         2%
2nd year since purchase                4%        2%        2%         1%
3rd year since purchase                3%        2%        1%      None
4th year since purchase                2%        1%     None       None
5th year since purchase                2%     None      None       None
6th year since purchase                1%     None      None       None
7th year since purchase             None      None      None       None

IF YOU ARE ELIGIBLE FOR a COMPLETE WAIVER OF THE SALES CHARGE ON CLASS A SHARES BECAUSE YOU ARE INVESTING $1 MILLION OR MORE, YOU SHOULD PURCHASE CLASS A SHARES, WHICH HAVE LOWER ONGOING EXPENSES, INSTEAD OF CLASS B SHARES.

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000 and after the end of the second year if you purchase $500,000 or more but less than $1 million. TO QUALIFY FOR THE LOWER DEFERRED SALES CHARGE AND SHORTER CONVERSION SCHEDULE, YOU MUST MAKE THE INDICATED INVESTMENT as a SINGLE PURCHASE.

Regardless of the amount of the investment, Class B shares of Family Funds ("Family Funds" include other UBS Funds, UBS PACE Select funds and other funds for which UBS Global AM serves as principal underwriter) purchased or acquired prior to November 5, 2001 and exchanged (including exchanges as part of a reorganization) for shares of the Fund after November 5, 2001 (collectively, "Prior Class B Shares") are subject to a deferred sales charge at the time of redemption at the following percentages: (i) 5%, if shares are sold within the first year since purchase; (ii) 4%, if shares are sold within the second year since purchase; (iii) 3%, if shares are sold within the third year since purchase; (iv) 2%, if shares are sold within the fourth or fifth year since purchase; and (v) 1%, if shares are sold within the sixth year of purchase. Prior Class B Shares held longer than six years are not subject to a deferred sales charge and automatically convert to Class A shares, which have lower ongoing expenses.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

-    First, Class B shares representing reinvested dividends, and

-    Second, Class B shares that you have owned the longest.

CLASS C SHARES

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00%, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

CLASS A FRONT-END SALES CHARGE WAIVERS. Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1. Redemptions from any registered mutual fund for which UBS Global AM or any of its affiliates serves as principal underwriter if you:

     -    Originally paid a front-end sales charge on the shares; and

     -    Reinvest the money within 60 days of the redemption date.

The Fund's front-end sales charge will also not apply to Class A purchases by or through:

2. Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees of any investment company for which UBS Global AM or any of its affiliates serves as principal underwriter.

3. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

4. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

5. Broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

6. Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

7.   Insurance company separate accounts.

8. Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

9.   Reinvestment of capital gains distributions and dividends.

10. College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

11. A UBS Financial Services Inc. Adviser who was formerly employed as an investment executive with a competing brokerage firm, and

     - you were the Financial Advisor's client at the competing brokerage firm;

     - within 90 days of buying shares in the Fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

     - you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

CLASS A, CLASS B and CLASS C SHARES CONTINGENT DEFERRED SALES Charge WAIVERS. The contingent deferred sales charge will be waived for:

-    Redemptions of Class A shares by former holders of Class N shares;

- Exchanges between funds for which UBS Global AM or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

- Redemptions following the death or disability of the shareholder or beneficial owner;

-    Tax-free returns of excess contributions from employee benefit plans;

- Distributions from employee benefit plans, including those due to plan termination or plan transfer;

- Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

     - are limited annually to no more than 12% of the original account value;

     -    are made in equal monthly amounts, not to exceed 1% per month; and

     - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

     -    Redemptions of shares purchased through certain retirement plans.

SALES CHARGE REDUCTIONS FOR CLASS A SHARES

RIGHT OF ACCUMULATION

A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class B, Class C and/or Class P or Y shares of Family Funds (please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the terms of a Letter of Intent) already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class
A, Class B, Class C and/or Class P or Y shares, as well as those Class A,
Class B, Class C and/or Class P or Y shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class B, Class C and/or Class P or Y shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class B, Class C and/or Class P or Y shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS Global AM with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global

AM at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

LETTER OF INTENT

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class B, Class C and/or Class Y shares made not more than three months prior to the date that investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, and must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS Global AM or from investment professionals. Investors should read the Letter of Intent carefully.

NOTE ON SALES CHARGE REDUCTIONS AND WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

Additional information concerning sales charge reductions and waivers is available in the Fund's SAI. If you think you qualify for any of the sales charge waivers or reductions described above, you may need to notify and/or provide documentation to UBS Global AM. You will also need to notify UBS Global AM of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to UBS Global AM may include:

- Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

- Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

- Any information that may be necessary for UBS Global AM to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647-1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Fund's distribution arrangements and the applicable sales charge reductions and waivers is available on the Fund's website, free of charge, at http://www.ubsglobalam.com.

CLASS Y SHARES

Shareholders pay no front-end sales charges on Class Y shares. However, as principal underwriter of the Fund, UBS Global AM may make on-going payments out of its own resources, in an amount up to 25% of the net management fee, to affiliated and unaffiliated dealers that sell Class Y shares of the Fund. The net management fee is the contractual management fee less any management fee waivers.

The following are eligible to purchase Class Y shares:

- Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

- Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

- Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

- Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

- Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio;

- College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

-    Other investors as approved by the Fund's Board of Trustees;

- Shareholders who invest a minimum initial amount of $5 million in the Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums; and

- Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC.

Class Y shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

BUYING SHARES

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

- Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM);

-    Buying shares through the transfer agent as described below; or

-    Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Fund and UBS Global AM reserve the right to reject a purchase order or suspend the offering of shares.


THROUGH FINANCIAL INSTITUTIONS/PROFESSIONALS

As mentioned above, the Fund has entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Subdesignee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Fund. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Fund.

ADDITIONAL COMPENSATION TO AFFILIATED DEALER

UBS Global AM pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

     - 0.05% of the value (at the time of sale) of all shares of the Fund sold through UBS Financial Services Inc.

     - a monthly retention fee at the annual rate of 0.10% of the value of shares of the Fund that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS Global AM out of its own resources.

MINIMUM INVESTMENTS:

Class A, Class B and Class C shares:

To open an account                                  $ 1,000
To add to an account                                $   100

The Fund may waive or reduce these amounts for:

-    Employees of UBS Global AM or its affiliates; or

- Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plan.

MARKET TIMERS. The interests of the Fund's long-term shareholders and the Fund's ability to manage its investments may be adversely affected when the Fund's shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." Market timing may cause the Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. UBS Global AM and the Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS Global AM determines to be a market timer.

SELLING SHARES

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Fund's transfer agent, you may sell them as explained below.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

The Fund reserves the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

It costs the Fund money to maintain shareholder accounts. Therefore, the Fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the Fund may not be able to maintain your account. If the Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.


REDEMPTION FEE

If you sell or exchange Class A shares or sell Class Y shares of the Fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the Fund, not to the Advisor or UBS Global AM. The redemption fee is designed to offset the costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to Class A or Class Y shares of the Fund that:

- are held through certain omnibus accounts, including retirement plans qualified under Section 401 (k) of the IRC or plans administered as college savings programs under Section 529 of the IRC;

-    are sold or exchanged under automatic withdrawal plans;

- are held through certain managed account programs with automatic asset allocation rebalancing features; or

-    are sold due to death or disability of the shareholder.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of the Fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares but shareholders of the Fund may be subject to the redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Fund's transfer agent, you may exchange your shares as explained below.

The Fund may modify or terminate the exchange privilege at any time.

TRANSFER AGENT

If you wish to invest in this Fund or any other of the Family Funds through the Fund's transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Fund's transfer agent. Your letter must include:

-    Your name and address;

-    Your account number;

- The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

-    The dollar amount or number of shares you want to sell and/or exchange; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

     PFPC Inc.
     Attention:  UBS Mutual Funds
     760 Moore Road
     King of Prussia, PA 19406

You do not have to complete an application when you make additional investments in the Fund.

PRICING AND VALUATION

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. The Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday.

Your price for buying, selling or exchanging shares of the Fund will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

The Fund calculates its net asset value based on the current market value of its portfolio securities. The Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Fund's Board of Trustees. The Fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

The Fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. The Fund may own securities including some securities that trade primarily in foreign markets that trade on weekends or other days on which the Fund does not calculate net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. If the Fund concludes that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the close of regular trading on the NYSE, the Fund may use fair value methods to reflect those changes. This policy is intended to assure that the Fund's net asset value fairly reflects security values as of the time of pricing.

MANAGEMENT

INVESTMENT ADVISOR

UBS Global Asset Management (Americas) Inc. (the "Advisor"), a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of June 30, 2004, the Advisor had approximately $54.3 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $475.6 billion in assets under management as of June 30, 2004. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

PORTFOLIO MANAGEMENT

Investment decisions for the Fund are made by an investment management team at the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADVISORY FEES

The investment advisory fee (expressed as a percentage of average net assets) payable to the Advisor, before fee waivers and/or expense reimbursements by the Fund is presented in the table below.

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the total operating expenses (excluding 12b-1 fees) of the Fund do not exceed the amounts listed in the table below under "Total Expense Limit." The contractual fee waiver and/or expense reimbursement agreement will remain in place for the Fund's fiscal year ending June 30, 2005. Thereafter, the expense limit for the Fund will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

TOTAL
EXPENSE
LIMIT                            ADVISORY FEE
-------                          ------------
                           ASSETS UNDER MANAGEMENT     FEE
1.10%                      $0 - $500 million           0.85%

                           On the next $ 500
                           million - $1 billion        0.80%

                           On the next $1 billion -
                           $1.5 billion                0.75%

                           On the next $ 1.5
                           billion - $ 2 billion       0.725%

                           Above $ 2 billion           0.70%

ADMINISTRATOR

UBS Global Asset Management (US) Inc. ("UBS Global AM"), located at 51 West 52nd Street, New York, NY 10019-6114, is the administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS. The Fund pays UBS Global AM at the annual contract rate of 0.075% of its average daily net assets for administrative services.

DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS


Income dividends are normally declared, and paid annually. Capital gains, if any, are distributed annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Classes with higher expenses are expected to have lower income dividends. For example, Class B and Class C shares are expected to have the lowest dividends of the Fund's shares, while Class Y shares are expected to have the highest.

You will receive income dividends and capital gain distributions in additional shares of the same class of the Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

If you invest in the Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAXES

In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates, provided certain holding period requirements are met.

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:

-    provide your correct social security or taxpayer identification number,

-    certify that this number is correct,

-    certify that you are not subject to backup withholding, and

-    certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Any foreign taxes the Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

FINANCIAL HIGHLIGHTS

No financial information is presented for the Fund because it had not commenced operations as of the date of this prospectus.

If you want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments will be available in the Fund's annual and semiannual reports to shareholders. As of the date of this prospectus, annual and semi-annual reports are not yet available because the Fund has not commenced operations.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus (i.e. it is legally considered a part of this prospectus).

You may discuss your questions about the Fund by contacting your investment professional. You may obtain free copies of the Fund's annual and semiannual reports and the SAI by contacting the Fund directly at 1-800-647-1568.

You may review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You may get copies of reports and other information about the Fund:

- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

- Free from the EDGAR Database on the SEC's Internet website at: http://www.sec.gov.

The UBS Funds
Investment Company Act File No. 811-6637

[UBS GLOBAL ASSET MANAGEMENT LOGO]

The UBS Funds

     UBS Dynamic Alpha Fund

Prospectus

October 28, 2004

                                  THE UBS FUNDS
                             ONE NORTH WACKER DRIVE
                             CHICAGO, ILLINOIS 60606

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED OCTOBER 28, 2004

     The following funds (the "Funds") are series of The UBS Funds, an open-end management investment company (the "Trust"):

UBS U.S. Bond Fund
UBS High Yield Fund

UBS U.S. Large Cap Equity Fund
UBS U.S. Large Cap Value Equity Fund

UBS U.S. Large Cap Growth Fund
UBS U.S. Small Cap Equity Fund
UBS U.S. Small Cap Growth Fund
UBS U.S. Real Estate Equity Fund
UBS Global Allocation Fund
UBS Global Equity Fund
UBS Global Bond Fund
UBS International Equity Fund
UBS Emerging Markets Debt Fund
UBS Emerging Markets Equity Fund

     UBS Global Asset Management (Americas) Inc., an indirect wholly owned subsidiary of UBS AG ("UBS"), serves as the investment advisor for the Funds. UBS Global Asset Management (US) Inc. ("UBS Global AM") serves as the administrator and underwriter for the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS.

     Portions of the Funds' Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain additional copies of the Funds' Annual Report without charge by calling toll-free 1-800-647-1568.

     This SAI is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated October 28, 2004. A copy of the Prospectus may be obtained by calling your investment professional or by calling the Trust toll-free at 1-800-647-1568. The Prospectus contains more complete information about the Funds. You should read it carefully before investing.

                                TABLE OF CONTENTS

                                                                                             PAGE
                                                                                             ----
     GENERAL INFORMATION ABOUT THE TRUST                                                        4
       Diversification Status                                                                   4
       General Definitions                                                                      4
     INVESTMENT STRATEGIES                                                                      5
     INVESTMENTS RELATING TO ALL FUNDS                                                          5
       Cash and Cash Equivalents                                                                5
       Repurchase Agreements                                                                    6
       Reverse Repurchase Agreements                                                            6
       Borrowing                                                                                6
       Loans of Portfolio Securities                                                            7
       Swaps                                                                                    7
       Futures                                                                                  8
       Options                                                                                  9
       Index Options                                                                           11
       Special Risks of Options on Indices                                                     11
       Rule 144A and Illiquid Securities                                                       12
       Investment Company Securities and Investments in Affiliated Investment Companies        12
       Issuer Location                                                                         13
       Other Investments                                                                       13
     INVESTMENTS RELATING TO UBS GLOBAL ALLOCATION FUND, UBS GLOBAL EQUITY
       FUND, UBS U.S. LARGE CAP EQUITY FUND, UBS U.S. LARGE CAP VALUE EQUITY
       FUND, UBS U.S. LARGE CAP GROWTH FUND, UBS U.S. SMALL CAP EQUITY FUND, UBS U.S.
       SMALL CAP GROWTH FUND, UBS U.S. REAL ESTATE EQUITY FUND, UBS HIGH YIELD FUND, UBS
       INTERNATIONAL EQUITY FUND AND UBS EMERGING MARKETS EQUITY FUND                          13

       Equity Securities                                                                       13
       Exchange-Traded Index Securities                                                        14
     INVESTMENTS RELATING TO THE UBS GLOBAL FUNDS, UBS U.S. LARGE CAP GROWTH FUND, UBS
       U.S. SMALL CAP EQUITY FUND, UBS U.S. SMALL CAP GROWTH FUND, UBS U.S. REAL ESTATE
       EQUITY FUND AND UBS HIGH YIELD FUND                                                     14
       Eurodollar Securities                                                                   14
       Foreign Securities                                                                      14
       Forward Foreign Currency Contracts                                                      14
       Non-Deliverable Forwards                                                                15
       Options on Foreign Currencies                                                           15
       Short Sales                                                                             16
     INVESTMENTS RELATING TO UBS GLOBAL ALLOCATION FUND, UBS GLOBAL BOND FUND, UBS U.S.
       REAL ESTATE EQUITY FUND, UBS U.S. BOND FUND, UBS HIGH YIELD FUND, UBS EMERGING
       MARKETS DEBT FUND AND UBS EMERGING MARKETS EQUITY FUND                                  17
       Lower Rated Debt Securities                                                             17
       Pay-In-Kind Bonds                                                                       18
       Convertible Securities                                                                  18
       When-Issued Securities                                                                  18
       Mortgage-Backed Securities and Mortgage Pass-Through Securities                         19
       Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment
         Conduits ("REMICs")                                                                   20
       Dollar Rolls                                                                            21
       Other Mortgage-Backed Securities                                                        21
       Asset-Backed Securities                                                                 21
       Zero Coupon and Delayed Interest Securities                                             23
     INVESTMENTS RELATING TO UBS GLOBAL ALLOCATION FUND, UBS GLOBAL BOND FUND, UBS
       GLOBAL EQUITY FUND, UBS HIGH YIELD FUND, UBS INTERNATIONAL EQUITY FUND,
       UBS EMERGING MARKETS DEBT FUND AND UBS EMERGING MARKETS EQUITY FUND                     24
       Emerging Markets Investments                                                            24
       Risks of Investing in Emerging Markets                                                  25
       Investments in Russian Securities                                                       27
       UBS Global Allocation Fund -- Asset Allocation                                          27
       Real Estate Equity Securities and Real Estate Investment Trusts (REITS)                 28
     SECONDARY RISKS                                                                           28
     INVESTMENT RESTRICTIONS                                                                   28
     MANAGEMENT OF THE TRUST                                                                   31
       Trustees and Officers                                                                   31
       Compensation Table                                                                      36
     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                                       38
     INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING AND OTHER SERVICE ARRANGEMENTS                51
       Advisor                                                                                 51
       Administrative, Accounting and Custody Services                                         56
       Principal Underwriting Arrangements                                                     57
       Transfer Agency Services                                                                66
       Independent Registered Public Accounting Firm                                           66
       Legal Counsel                                                                           66
       Personal Trading Policies                                                               66
       Proxy Voting Policies                                                                   67
       Bank Line of Credit                                                                     67
     PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS                                          68
       Portfolio Turnover                                                                      71

     SHARES OF BENEFICIAL INTEREST                                                             71
     REDUCED SALES CHARGES, ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION
       INFORMATION AND OTHER SERVICES                                                          72
       Sales Charge Reductions and Waivers                                                     72
       Additional Information Regarding Purchases Through Letter of Intent                     73
       Automatic Cash Withdrawal Plan                                                          74
       Individual Retirement Accounts                                                          75
       Transfer of Accounts                                                                    75
       Transfer of Securities                                                                  75
     CONVERSION OF CLASS B SHARES                                                              76
     NET ASSET VALUE                                                                           76
     TAXATION                                                                                  77
       Additional Information on Distributions and Taxes                                       77
       Distributions                                                                           77
       Investments in Foreign Securities                                                       77
       Redemption of Shares                                                                    78
     PERFORMANCE CALCULATIONS                                                                  81
     FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT
       REGISTERED PUBLIC ACCOUNTING FIRM                                                       81
     CORPORATE DEBT RATINGS--APPENDIX A                                                       A-1
     SECONDARY RISKS--APPENDIX B                                                              B-1

                       GENERAL INFORMATION ABOUT THE TRUST

     The Trust currently offers shares of the following fifteen series, representing separate portfolios of investments: UBS U.S. Bond Fund, UBS High Yield Fund, UBS U.S. Large Cap Equity Fund (formerly known as UBS U.S. Equity
Fund), UBS U.S. Large Cap Value Equity Fund (formerly known as UBS U.S. Value Equity Fund), UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS International Equity Fund, UBS Emerging Markets Debt Fund, UBS Emerging Markets Equity Fund and UBS Dynamic Alpha Fund. This SAI relates to all of the series listed above, except UBS Dynamic Alpha Fund, which is offered in a separate prospectus and statement of additional information. Each Series currently offers four classes of shares for each Fund: the Class A shares, the Class B shares, the Class C shares and the Class Y shares. Class A shares have a front-end sales charge, a contingent deferred sales charge ("CDSC") in the first year of ownership, and are subject to annual 12b-1 plan service fees of 0.25% of average daily net assets of the respective Fund. Class B shares have a CDSC and are subject to annual 12b-1 distribution fees of 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class C shares have a CDSC and are subject to annual 12b-1 distribution fees of 0.50% or 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class Y shares, which are designed primarily for institutional investors, have no sales charges and are not subject to annual 12b-1 plan expenses. The Trust is a Delaware statutory trust organized on December 1, 1993.

DIVERSIFICATION STATUS

     Each of the UBS U.S. Bond Fund, UBS High Yield Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Global Allocation Fund, UBS Global Equity Fund and UBS International Equity Fund is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). Each of the UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Global Bond Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund is classified as "non-diversified" for purposes of the Act, which means that each Fund is not limited by the Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent that a non-diversified Fund makes investments in excess of 5% of its total assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each non-diversified Fund may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

GENERAL DEFINITIONS

     As used throughout this SAI, the following terms shall have the meanings listed:

     "Act" shall mean the Investment Company Act of 1940, as amended.

     "Administrator" or "UBS Global AM" shall mean UBS Global Asset Management
(US) Inc., which serves as the Funds' administrator.

     "Advisor" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Funds' investment advisor.

     "Board" shall mean the Board of Trustees of the Trust.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Equity Funds" shall mean the UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund and UBS Emerging Markets Equity Fund.

     "Family Funds" shall mean the Funds and other funds for which UBS Global Asset Management (US) Inc. or any of its affiliates serves as principal underwriter.

     "Fixed Income Funds" shall mean the UBS U.S. Bond Fund, UBS High Yield Fund, UBS Global Bond Fund and UBS Emerging Markets Debt Fund.

     "Funds" or "Series" shall mean collectively the UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Bond Fund, UBS High Yield Fund, UBS International Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund (or individually, a "Fund" or a "Series").

     "Moody's" shall mean Moody's Investors Service, Inc.

     "SEC" shall mean the U.S. Securities and Exchange Commission.

     "S&P" shall mean Standard & Poor's Ratings Group.

     "Trust" shall mean The UBS Funds, an open-end management investment company registered under the Act.

     "UBS Global Funds" shall mean collectively the UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS International Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund (or individually, a "UBS Global Fund").

     "Underwriter" or "UBS Global AM" shall mean UBS Global Asset Management
(US) Inc., which serves as the Funds' underwriter.

     "U.S. Funds" shall mean collectively the UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Bond Fund and UBS High Yield Fund (or individually, a "U.S. Fund").

     "1933 Act" shall mean the Securities Act of 1933, as amended.

                              INVESTMENT STRATEGIES

     The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Funds' Prospectus. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.

                        INVESTMENTS RELATING TO ALL FUNDS

CASH AND CASH EQUIVALENTS

     The Series may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. The Series may also invest a portion of their assets in shares issued by money market mutual funds. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

     Under the terms of an exemptive order issued by the SEC, each Series may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Series to purchase securities or other assets at a later date;
(iv) to be invested on a strategic management basis (i-iv are herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Series' securities lending program, in a series of shares of UBS Supplementary Trust (the "Supplementary Trust Series"). UBS Supplementary Trust is a private investment pool which has retained the Advisor to manage its investments. Certain Trustees of the

Trust also serve as Trustees of the UBS Supplementary Trust. The Supplementary Trust Series invests in U.S. dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less, and operates in accordance with Rule 2a-7 under the Act. A Series' investment of Uninvested Cash in shares of the Supplementary Trust Series will not exceed 25% of the Series' total assets.

REPURCHASE AGREEMENTS

     When a Series enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Series may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Series, would exceed 15% of the value of the net assets of the Series.

     Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, each Series will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements involve sales of portfolio securities of a Series to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Series to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Series retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, a Series will direct its custodian bank to place cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Series in an amount equal to the repurchase price. Any assets designated as segregated by a Series with respect to any reverse repurchase agreements, when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

     A reverse repurchase agreement involves the risk that the market value of the securities retained by a Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Series and as such, are subject to the same investment limitations.

BORROWING

     The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Series will not borrow money in excess of 33 1/3% of the value of its total assets. A Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Series shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 10% of its net assets, or issue senior securities as defined in the Act, except for notes to banks and reverse repurchase agreements.

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LOANS OF PORTFOLIO SECURITIES

     The Series may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Series may call the loan at any time and receive the securities loaned; (3) a Series will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the respective Series.

     Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, a Series will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

SWAPS

     The Series (except for the UBS Global Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS High Yield Fund and UBS International Equity Fund) may engage in swaps, including but not limited to interest rate, currency and index swaps and the purchase or sale of related caps, floors, collars and other derivative instruments. A Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Series anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

     Interest rate swaps involve the exchange by a Series with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

     The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

     The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Series will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Series' risk of loss consists of the net amount of interest payments that the Series is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

     The equity swaps in which all aforementioned Series intend to invest involve agreements with a counterparty. The return to the Series on any equity swap contact will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. A Series will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Series paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

     If there is a default by the counterparty to a swap contract, the Series will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty

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will be able to meet its obligations pursuant to a swap contract or that, in the event of a default, the Series will succeed in pursuing contractual remedies.
The Series thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

     The Advisor and the Trust do not believe that the Series' obligations under swap contracts are senior securities and, accordingly, the Series will not treat them as being subject to its borrowing or senior securities restrictions. However, the net amount of the excess, if any, of a Series' obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with SEC positions. To the extent that a Series cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Series has valued the swap, the Series will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Series' net assets.

FUTURES

     The Series may enter into contracts for the purchase or sale for future delivery of securities and indices. The UBS Global Funds, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS High Yield Fund and UBS U.S. Real Estate Equity Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies.

     A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Series of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Series incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. A Series may enter into futures contracts and engage in options transactions related thereto to the extent that not more than 5% of the Series' total assets are required as futures contract margin deposits and premiums on options, and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 25% of the Series' total assets.

     When a Series enters into a futures transaction, it must deliver to the futures commission merchant selected by the Series an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Series to, or drawn by the Series from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. The Series may also effect futures transactions through futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board.

     The Series will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, all of the Series may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

     While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

     The Series may enter into futures contracts to protect against the adverse affects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Series could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market. The Series may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

     To the extent that market prices move in an unexpected direction, a Series may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Series is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Series would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Series had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Series may be required to sell securities at a time when it may be disadvantageous to do so.

OPTIONS

     The Series may purchase and write call or put options on foreign or U.S. securities and indices and enter into related closing transactions, but will only engage in option strategies for non-speculative purposes. A Series may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

     The U.S. Funds may invest in options that are listed on U.S. exchanges or traded over-the-counter and the UBS Global Funds, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund and UBS High Yield Fund may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Series' ability to effectively hedge its securities. The Series have been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, a Series will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

     PURCHASING CALL OPTIONS -- The Series may purchase call options on securities to the extent that premiums paid by a Series do not aggregate more than 20% of the Series' total assets. When a Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

     A Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

     Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Series may expire without any value to the Series, in which event the Series would realize a capital loss which will be short-term unless the option was held for more than one year.

     COVERED CALL WRITING -- A Series may write covered call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Series' investment objective. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

     During the option period for a covered call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Series, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Series to write another call option on the underlying security with either a different exercise price or expiration date or both. A Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

     If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

     The Series will write call options only on a covered basis, which means that a Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     PURCHASING PUT OPTIONS -- The Series may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Series' total assets. A Series will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Series will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

     A put option purchased by a Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Series to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

     The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

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     WRITING PUT OPTIONS -- The Series may also write put options on a secured basis which means that a Series will maintain in a segregated account with its custodian Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Series. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for a Series' portfolio at a price lower than the current market price of the security. In such event, a Series would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

     Following the writing of a put option, a Series may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Series may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

INDEX OPTIONS

     The Series may purchase exchange-listed call options on stock and fixed income indices depending upon whether a Series is an equity or bond series and sell such options in closing sale transactions for hedging purposes. A Series may purchase call options on broad market indices to temporarily achieve market exposure when the Series is not fully invested.

     In addition, the Series may purchase put options on stock and fixed income indices and sell such options in closing sale transactions for hedging purposes. A Series may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Series from a decline in value of heavily weighted industries in the Series' portfolio. Put options on stock and fixed income indices may also be used to protect a Series' investments in the case of a major redemption.

     The Series may also write (sell) put and call options on stock and fixed income indices. While the option is open, a Series will maintain a segregated account with its custodian in an amount equal to the market value of the option.

     Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The indices on which options are traded include both U.S. and non-U.S. markets.

SPECIAL RISKS OF OPTIONS ON INDICES

     The Series' purchases of options on indices will subject them to the risks described below.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Series will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Series of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Series would not be able to close out options which it had purchased and the Series may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration,exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

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     If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money,' the Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RULE 144A AND ILLIQUID SECURITIES

     The Series may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional investors.

     The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by the Series; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Series, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue; and (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the Act, there is a sufficient market of "qualified purchasers" (as defined in the Act) to assure that it will remain marketable throughout the period it is expected to be held by the Series. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Series' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that each Series has no more than 15% of its net assets in illiquid securities.

     The Series will limit investments in securities of issuers which the Series are restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Series' net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Trust's Board which includes continuing oversight by the Board. The UBS U.S. Small Cap Equity Fund may invest up to 10% of its net assets in equity securities or interests in non-public companies that are expected to have an initial public offering within 18 months.

     If the Advisor determines that a security purchased in reliance on Rule 144A which was previously determined to be liquid, is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Series continue to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

INVESTMENT COMPANY SECURITIES AND INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES

     Subject to the provisions of any exemptive orders issued by the SEC (as described in the following paragraphs), securities of other investment companies may be acquired by each Series to the extent that such purchases are consistent with that Series' investment objectives and restrictions and are permitted under the Act. The Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Series' total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Series' total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Series. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Series would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such a Series would bear in connection with its own operations.

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     The Series may invest in securities issued by other registered investment companies advised by the Advisor pursuant to exemptive relief granted by the SEC. The Series will invest in corresponding portfolios of UBS Relationship Funds to the extent that the Advisor determines that such investments are a more efficient means for the Series to gain exposure to the asset classes referred to below than by the Series investing directly in individual securities. For example, to gain exposure to equity and fixed income securities of issuers located in emerging market countries, the Funds may invest that portion of their assets allocated to emerging market investments in the UBS Emerging Markets Equity Relationship Fund and the UBS Emerging Markets Debt Relationship Fund.

     In lieu of investing directly in certain high yield, higher risk securities, the the Funds may invest a portion of their assets in the UBS High Yield Relationship Fund. The investment objective of the UBS High Yield Relationship Fund is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, the UBS High Yield Relationship Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities that provide higher yields and are lower rated. High yield, lower rated fixed income securities are those rated below investment grade.

     In lieu of investing directly in equity securities issued by companies with relatively small overall market capitalizations, the Funds may invest a portion of their assets in the UBS U.S. Small Cap Equity Relationship Fund. The investment objective of the UBS U.S. Small Cap Equity Relationship Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, the UBS Small Cap Equity Relationship Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. small capitalization companies.

     Each portfolio of UBS Relationship Funds in which a Fund may invest is permitted to invest in the same securities of a particular asset class in which the Fund is permitted to invest directly, and with similar risks. Pursuant to undertakings with the SEC, a Fund will not be subject to the imposition of double management or administration fees with respect to its investments in portfolios of UBS Relationship Funds.

ISSUER LOCATION

     The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether: the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

OTHER INVESTMENTS

     The Board may, in the future, authorize a Series to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with that Series' investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Series.

               INVESTMENTS RELATING TO UBS GLOBAL ALLOCATION FUND,
             UBS GLOBAL EQUITY FUND, UBS U.S. LARGE CAP EQUITY FUND,
      UBS U.S. LARGE CAP VALUE EQUITY FUND, UBS U.S. LARGE CAP GROWTH FUND,
         UBS U.S. SMALL CAP EQUITY FUND, UBS U.S. SMALL CAP GROWTH FUND,
             UBS U.S. REAL ESTATE EQUITY FUND, UBS HIGH YIELD FUND,
       UBS INTERNATIONAL EQUITY FUND AND UBS EMERGING MARKETS EQUITY FUND

EQUITY SECURITIES

     The Series may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Series, except for the UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund and

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UBS U.S. Real Estate Equity Fund, expect their U.S. equity investments to emphasize large and intermediate capitalization companies. The UBS U.S. Small Cap Equity Fund and UBS U.S. Small Cap Growth Fund expect their U.S. equity investments to emphasize small capitalization companies. The UBS Global Allocation Fund, UBS Global Equity Fund and UBS International Equity Fund may also invest in small capitalization companies. The equity markets in the non-U.S. component of the Series will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The UBS Global Allocation Fund and UBS U.S. Small Cap Equity Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The UBS U.S. Small Cap Equity Fund may invest up to 20% of its total assets in small capitalization equity securities of publicly traded foreign corporations that were financed by venture capital partnerships. The UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund and UBS Emerging Markets Equity Fund may invest in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

EXCHANGE-TRADED INDEX SECURITIES

     Subject to the limitations on investment in investment company securities and their own investment objectives, the Series may invest in exchange-traded index securities that are currently operational and that may be developed in the future. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear certain operational expenses. To the extent a Series invests in these securities, the Series must bear these expenses in addition to the expenses of its own operation.

  INVESTMENTS RELATING TO THE UBS GLOBAL FUNDS, UBS U.S LARGE CAP GROWTH FUND,
         UBS U.S. SMALL CAP EQUITY FUND, UBS U.S. SMALL CAP GROWTH FUND,
            UBS U.S. REAL ESTATE EQUITY FUND AND UBS HIGH YIELD FUND

EURODOLLAR SECURITIES

     The UBS Global Bond Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in U.S. dollars.

FOREIGN SECURITIES

     Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Series' Prospectus, which are not typically associated with investing in U.S. issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Series permit them to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps (in the case of the UBS Global Funds) in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

FORWARD FOREIGN CURRENCY CONTRACTS

     The Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

     Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit

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requirement and no commissions are charged at any stage for trades. The Series will account for forward contracts by marking-to-market each day at current forward contract values.

     A Series will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Series enters into a forward contract to sell an amount of foreign currency, the Series' custodian or sub-custodian will place Segregated Assets in a segregated account of the Series in an amount not less than the value of the Series' total assets committed to the consummation of such forward contracts. If the additional Segregated Assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

NON-DELIVERABLE FORWARDS

     The Series may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Series and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Series and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

     When a Series enters into a non-deliverable forward transaction, the Series' custodian will place Segregated Assets in a segregated account of the Series in an amount not less than the value of the Series' total assets committed to the consummation of such non-deliverable forward transaction. If the additional Segregated Assets placed in the segregated account decline in value or the amount of the Series' commitment increases because of changes in currency rates, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments under the non-deliverable forward agreement.

     Since a Series generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, a Series will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Series will succeed in pursuing contractual remedies. The Series thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

     In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Series could sustain losses on the non-deliverable forward transaction. A Series' investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

OPTIONS ON FOREIGN CURRENCIES

     The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Series' exposure to changes in currency exchange rates. The Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Series may purchase call options on such currency.

     The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

     The Series may write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in Segregated Assets in a segregated account with its custodian bank.

     With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of Segregated Assets in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

SHORT SALES

     The UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may from time to time sell securities short. In the event that the Advisor anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Series will only enter into short sales for hedging purposes. The Series will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Series must replace the

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borrowed security. All short sales will be fully collateralized and a Series will not sell securities short if immediately after and as a result of the short sale, the value of all securities sold short by the Series exceeds 25% of its total assets. Each Series will also limit short sales of any one issuer's securities to 2% of its total assets and to 2% of any one class of the issuer's securities. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a Series may be unable to replace a borrowed security sold short.

               INVESTMENTS RELATING TO UBS GLOBAL ALLOCATION FUND,
             UBS GLOBAL BOND FUND, UBS U.S. REAL ESTATE EQUITY FUND,
     UBS U.S. BOND FUND, UBS HIGH YIELD FUND, UBS EMERGING MARKETS DEBT FUND
                      AND UBS EMERGING MARKETS EQUITY FUND

     The following discussion applies to the UBS Global Allocation Fund, UBS Global Bond Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Bond Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund, except as otherwise noted.

LOWER RATED DEBT SECURITIES

     Fixed income securities rated lower than Baa by Moody's or BBB by S&P are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

     In the past, the high yields from lower rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Series from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

     The value of lower rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

     Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile and the Series' ability to dispose of particular issues when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

     Lower rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Series. If a call were exercised by the issuer during a period of declining interest rates, the Series likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Series and any dividends to investors.

     Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower rated securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

     Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including risk of untimely interest and principal payment, default, price volatility and may present problems of liquidity, valuation and currency risk. The UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund do not intend to limit investments in lower rated securities.

PAY-IN-KIND BONDS

     The UBS Global Allocation Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Series will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Series until the cash payment date or until the bonds mature.

CONVERTIBLE SECURITIES (ALSO FOR UBS U.S. LARGE CAP VALUE EQUITY FUND, UBS U.S. LARGE CAP GROWTH FUND, UBS U.S. SMALL CAP EQUITY FUND, UBS U.S. SMALL CAP GROWTH FUND AND UBS U.S. REAL ESTATE EQUITY FUND)

     The Series may invest in convertible securities which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

WHEN-ISSUED SECURITIES (ALSO FOR UBS U.S. LARGE CAP GROWTH FUND AND UBS U.S. SMALL CAP GROWTH FUND)

     The Series may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Series will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Series makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Advisor does not believe that a Series' net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Series will establish a segregated account in which it will maintain Segregated Assets equal in value to commitments for when-issued or forward delivery securities. The Segregated Assets maintained by the Series with respect to any when-issued or forward delivery securities shall be liquid, unencumbered and marked-to-market daily, and such Segregated Assets shall be maintained in accordance with pertinent SEC positions.

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MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

     The Series may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Series may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

     The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of Series shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the U.S. Treasury, while others such as those issued by Fannie Mae, formerly known as the Federal National Mortgage Association, are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The Series may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Series to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Series, the prepayment right of mortgagors may limit the increase in net asset value of the Series because the value of the mortgage-backed securities held by the Series may not appreciate as rapidly as the price of noncallable debt securities.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

     Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Series receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Series may elect to accrue market discount or amortize premium notwithstanding the amount of principal received but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

     The principal governmental guarantor of mortgage-related securities is GNMA, which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Series shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should

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be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation of the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.

     Freddie Mac is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. Freddie Mac issues Participation Certificates ("PCs") which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Series' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Series' quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICs")

     A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac, or Fannie Mae and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan

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associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

     REMICs are entities that own mortgages and elect REMIC status under the Code. The Series will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

     CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs. The Series will not invest in subordinated privately-issued CMOs. For federal income tax purposes, the Series will be required to accrue income on CMOs and REMIC regular interests using the "catch-up" method, with an aggregate prepayment assumption.

DOLLAR ROLLS

     A Series may enter into dollar rolls in which the Series sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Series forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Series is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Series could also be compensated through receipt of fee income. The Series intend to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal Reserve. The Trust does not believe the Series' obligations under dollar rolls are senior securities and accordingly, the Series, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

OTHER MORTGAGE-BACKED SECURITIES

     The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Series' investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES (ALSO FOR UBS U.S. LARGE CAP GROWTH FUND AND UBS U.S. SMALL CAP GROWTH FUND)

     The Series may invest a portion of their assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases). The UBS High Yield Fund will not invest in asset-backed securities with remaining effective maturities of less than thirteen months.

     Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Series pay the debt service on the debt obligations issued. The Series may invest in these and other types of asset-backed securities that may be developed in the future.

     The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Series will be required to accrue income on pay-through asset-backed securities using the "catch-up" method, with an aggregate prepayment assumption.

     The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     Due to the shorter maturity of the collateral backing such securities,there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established.In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

ZERO COUPON AND DELAYED INTEREST SECURITIES

     The Series may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

     Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

     Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Series, most likely will be deemed the beneficial holder of the underlying U.S. government securities. The Series will not treat such privately stripped obligations to be U.S. government securities for the purpose of determining if the Series is "diversified," or for any other purpose, under the Act.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Series will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

               INVESTMENTS RELATING TO UBS GLOBAL ALLOCATION FUND,
       UBS GLOBAL BOND FUND, UBS GLOBAL EQUITY FUND, UBS HIGH YIELD FUND,
        UBS INTERNATIONAL EQUITY FUND, UBS EMERGING MARKETS DEBT FUND AND
                        UBS EMERGING MARKETS EQUITY FUND

EMERGING MARKETS INVESTMENTS

     The UBS Global Equity Fund and UBS International Equity Fund may each invest up to 15% of their total assets in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The UBS Global Allocation Fund may invest up to 10% of its total assets in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets, and up to 10% of its total assets in debt securities of emerging markets issuers, or securities with respect to which the return is derived from debt securities of issuers in emerging markets. The UBS Emerging Markets Debt Fund and the UBS Emerging Markets Equity Fund may invest substantially all of their assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets. The UBS High Yield Fund may invest up to 25% of its total assets in securities of foreign issuers, which may include securities of issuers in emerging markets. The Series also may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers. The Series also may invest in debt securities of corporate issuers in developing countries.

     The Series' investments in emerging market government and government-related securities may consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

     Except as noted, the Series' investments in the fixed income securities of emerging market issuers may include investments in Structured Securities, Loan Participation and Assignments (as such capitalized terms are defined below), Brady Bonds and certain non-publicly traded securities.

     The UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Series anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Series is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, investments by the Series in Structured Securities will be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

     The UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Series' investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Series will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the

Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participations. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Series will acquire the Participations only if the Lender interpositioned between the Series and the borrower is determined by the Advisor to be creditworthy.

     When the Series purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     The UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nicaragua, Nigeria, the Philippines, Poland, Russia, Uruguay, Panama, Peru and Venezuela. Brady Bonds have been issued only in recent years, and for that reason do not have a very long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

     Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which the Series invests will not be subject to restructuring arrangements or to requests for a new credit which may cause the Series to suffer a loss of interest or principal in any of its holdings.

     The Series also may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

     The Series' investments in emerging market securities will at all times be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

RISKS OF INVESTING IN EMERGING MARKETS

     There are additional risks inherent in investing in less developed countries which are applicable to the UBS Global Allocation Fund, UBS Global Bond Fund, UBS Global Equity Fund, UBS High Yield Fund, UBS International Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund. The Series consider a country to be an "emerging market" if it is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation, or the United Nations or its authorities. An emerging market security is a security issued by a government or other issuer that, in the opinion of the Advisor, has one or more of the following characteristics: (i) the principal trading market of the security is an emerging market; (ii) the primary revenue of the issuer (at least 50%) is generated from goods produced or sold, investments made, or services performed in an emerging market country; or (iii) at least 50% of the assets of the issuer are situated in emerging market countries.

     Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

     The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

     As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Series may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

     The issuers of the government and government-related debt securities in which the Series expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     Payments to holders of the high yield, high risk, foreign debt securities in which the Series may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

INVESTMENTS IN RUSSIAN SECURITIES

     The UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Series could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Series to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase or sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Series from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Series if the company deems a purchaser unsuitable, which may expose the Series to potential loss on its investment.

     In light of the risks described above, the Board has approved certain procedures concerning the Series' investments in Russian securities. Among these procedures is a requirement that the Series will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Series' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Series. This requirement will likely have the effect of precluding investments in certain Russian companies that the Series would otherwise make.

UBS GLOBAL ALLOCATION FUND -- ASSET ALLOCATION

     As set forth in the Fund's Prospectus, under normal market conditions, the Fund expects to allocate assets between fixed income securities and equity securities. The "Strategy Ranges" indicated below are the ranges within which the Fund generally expects to allocate its assets among the various asset classes. The Fund may exceed these Strategy Ranges and may modify them in the future.

            ASSET CLASS                              STRATEGY RANGES
            -----------                              ---------------
            U.S. Equities                               10 to 70%
            Global (Ex-U.S.) Equities                    0 to 52%
            Emerging Market Equities                     0 to 13%
            U.S. Fixed Income                            0 to 51%
            Global (Ex-U.S.) Fixed Income                0 to 39%
            High Yield Fixed Income                      0 to 13%
            Emerging Market Debt                         0 to 12%
            Cash Equivalents                             0 to 50%

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

REAL ESTATE EQUITY SECURITIES AND REAL ESTATE INVESTMENT TRUSTS (REITs) (UBS
  U.S. REAL ESTATE EQUITY FUND ONLY)

     For purposes of UBS U.S. Real Estate Equity Fund's policy of investing at least 80% of its net assets, (plus borrowings for investment purposes, if any) in real estate equity securities of U.S. issuers, the Fund considers the security of a company to be a real estate equity security if at least 50% of the issuer's assets (marked-to-market), gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate investment trusts ("REITs") pool investors' funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

     A shareholder in the UBS U.S. Real Estate Equity Fund, by investing in REITs indirectly through the Series, will bear not only the shareholder's proportionate share of the expenses of the Series, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Act.

                                 SECONDARY RISKS

     The principal risks of investing in each of the Funds is described in the "Principal Risks" section of the Prospectus. The secondary risks of investing in each of the Funds are described in Appendix B hereto.

                             INVESTMENT RESTRICTIONS

     The investment restrictions set forth below are fundamental policies and may not be changed as to a Series without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Series. Unless otherwise indicated, all percentage limitations listed below apply to the Series only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Series' total assets will not be considered a violation. Each Fund (except for UBS International Equity Fund) may not:

        (i) Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment: (a) more than 5% of the value of the Fund's total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations (this limitation does not apply to the UBS U.S. Large Cap Equity Fund, UBS Global Bond Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Emerging Markets Equity Fund and UBS Emerging Markets Debt Fund);

       (ii) Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts;

      (iii) Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

       (iv) Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities up to 10% of the Fund's net assets to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof (this limitation does not apply to UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund);

        (v) Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. With respect to UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund, (A) for purposes of (b), the Funds' restriction provides for the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with each Fund's investment objectives and policies, and (B) each Fund may also make loans to affiliated investment companies to the extent permitted by the Act or any exemptions therefrom that may be granted by the SEC;

       (vi) Borrow money in excess of 331U3% of the value of its assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required (this limitation does not apply to UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund);

      (vii) Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies) (this limitation does not apply to UBS U.S. Real Estate Equity Fund); and

     (viii) Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when selling its own shares (this limitation does not apply to UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund).

     In addition, pursuant to a fundamental investment policy, the UBS U.S. Bond Fund, under normal circumstances, invests at least 65% of its total assets in investment grade U.S. debt securities, with an initial maturity of more than one year.

     UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may not:

        (i) Borrow money, except that the Fund may borrow money from banks to the extent permitted by the Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes, and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed);

       (ii) Act as underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares; and

      (iii) Issue securities senior to the Fund's presently authorized shares of beneficial interest, except this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the Act or any rule or order thereunder, or SEC staff interpretations thereof.

     UBS International Equity Fund and UBS U.S. Large Cap Equity Fund may not:

             As to 75% of the total assets of the Fund, purchase the securities of any one issuer, other than securities issued by the U.S. government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of the Fund would be invested in securities of such issuer;

     UBS International Equity Fund may not:

        (i) Invest in real estate or interests in real estate (this will not prevent the Fund from investing in publicly-held REITs or marketable securities of companies which may represent indirect interests in real estate), interests in oil, gas and/or mineral exploration or development programs or leases;

       (ii) Purchase or sell commodities or commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus. Additionally, the Fund may engage in forward foreign currency contracts for hedging and non-hedging purposes;

      (iii) Make investments in securities for the purpose of exercising control over or management of the issuer;

       (iv) Purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer;

        (v) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

       (vi) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

      (vii) Issue senior securities or borrow money in excess of 33 1/3% of the value of its total assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's total assets, asset coverage of at least 300% is required. The Fund will not purchase securities when borrowings exceed 5% of the Fund's total assets;

     (viii) Purchase the securities of issuers conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund across several countries;

       (ix) Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act;

        (x) Invest in securities of any open-end investment company, except that (i) the Fund may purchase securities of money market mutual funds, and (ii) in accordance with any exemptive order obtained from the SEC which permits investment by the Fund in other Series or other investment companies or series thereof advised by the Advisor. In addition, the Fund may acquire securities of other investment companies if the securities are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a SEC approved offer of exchange;

       (xi) Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in the Fund's Prospectus; and

      (xii) Invest more than 5% of its total assets in securities of companies less than three years old. Such three year periods shall include the operation of any predecessor company or companies.

                             MANAGEMENT OF THE TRUST

     The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. Each Trustee of the Trust is an Independent Trustee because he or she is not considered an "interested person" of the Trust under the 1940 Act. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

     The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Advisor, are listed below.

                                          TERM OF
                                         OFFICE AND
                              POSITION   LENGTH OF                               NUMBER OF PORTFOLIOS IN
      NAME, ADDRESS           HELD WITH     TIME     PRINICIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN      OTHER DIRECTIONSHIPS
          & AGE                 TRUST    SERVED(1)     DURING PAST 5 YEARS              BY TRUSTEE              HELD BY TRUSTEE
----------------------------  ---------  ----------  ------------------------  ---------------------------  -----------------------
Walter E. Auch; 83            Trustee    Since 1994  Mr. Auch is retired       Mr. Auch is a trustee of     Mr. Auch is a Trustee
6001 N. 62nd Place                                   (since 1986).             three investment companies   of Advisors Series
Paradise Valley, AZ 85253                                                      (consisting of 41            Trust (16 portfolios);
                                                                               portfolios) for which UBS    Smith Barney Fund
                                                                               Global Asset Management      Complex (27
                                                                               (Americas) Inc. ("UBS        portfolios); and
                                                                               Global AM (Americas)") or    Nicholas Applegate
                                                                               one of its affiliates        Institutional Funds
                                                                               serves as investment         (19 portfolios).
                                                                               advisor, sub-advisor or
                                                                               manager.

Frank K. Reilly; 68           Chairman   Since 1993  Mr. Reilly is a           Mr. Reilly is a director or  Mr. Reilly is a
Mendoza College of Business   and                    Professor at the          trustee of four investment   Director of Discover
University of                 Trustee                University of Notre       companies (consisting of     Bank; Morgan Stanley
Notre Dame                                           Dame since 1982.          42 portfolios) for which     Trust and FSB.
Notre Dame, IN 46556-5649                                                      UBS Global AM (Americas) or
                                                                               one of its affiliates
                                                                               serves as investment
                                                                               advisor, sub-advisor or
                                                                               manager.

Edward M. Roob; 70            Trustee    Since 1995  Mr. Roob is retired       Mr. Roob is a director or    Mr. Roob is a Trustee
841 Woodbine Lane                                    (since 1993). Mr. Roob    trustee of four investment   of the AHA Investment
Northbrook, IL 60002                                 was a Committee Member    companies (consisting of     Funds (4 portfolios).
                                                     of the Chicago Stock      42 portfolios) for which
                                                     Exchange from 1993-1999.  UBS Global AM (Americas) or
                                                                               one of its affiliates
                                                                               serves as investment
                                                                               advisor, sub-advisor or
                                                                               manager.

Adela Cepeda; 46              Trustee    Since 2004  Ms. Cepeda is founder     Ms. Cepeda is a director or  Ms. Cepeda is director
A.C. Advisory, Inc.                                  and president of A.C.     trustee of four investment   of Lincoln National
161 No. Clark Street                                 Advisory, Inc. (since     companies (consisting of     Income Fund, Inc. and
Suite 4975                                           1995).                    42 portfolios) for which     Lincoln National
Chicago, IL 60601                                                              UBS Global AM (Americas)     Convertible Securities
                                                                               or one of its affiliates     Fund, Inc. She is also
                                                                               serves as investment         director of Amalgamated
                                                                               advisor, sub-advisor or      Bank of Chicago (2003).
                                                                               manager.

J. Mikesell Thomas, 53        Trustee    Since 2004  Mr. Thomas is President   Mr. Thomas is a director or  Mr. Thomas is director
Federal Home Loan  Bank                              and CEO of Federal Home   trustee of four investment   and chairman of the
of Chicago                                           Loan Bank of Chicago      companies (consisting of     Finance Committee for
111 East Wacker Drive                                (since 2004). Mr. Thomas  42 portfolios) for which     Evanston Northwestern
Chicago, IL 60601                                    was an independent        UBS Global AM (Americas)     Healthcare. He is a
                                                     financial advisor         or one of its affiliates     also vice president of
                                                     (2001-2004). He was       serves as investment         the Board of Trustees
                                                     managing director of      advisor, sub-advisor or      for Mid-Day Club.
                                                     Lazard Freres & Co.       manager.
                                                     (1995 to 2001).


----------

(1)  Each Trustee holds office for an indefinite term.

                                               TERM OF OFFICE+
   NAME, ADDRESS         POSITION(S) HELD       AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
      AND AGE             WITH THE TRUST         TIME SERVED                      DURING PAST 5 YEARS
-------------------   ---------------------   ------------------   ----------------------------------------------------
W. Douglas Beck*      Vice President          Since 2003           Mr. Beck is an executive director and head of mutual
Age: 37                                                            fund product management of UBS Global AM (since
                                                                   2002). From March 1998 to November 2002, he held
                                                                   various positions at Merrill Lynch, the most recent
                                                                   being first vice president and co-manager of the
                                                                   managed solutions group. Mr. Beck is vice president
                                                                   of 20 investment companies (consisting of 75
                                                                   portfolios) for which UBS Global AM (Americas) or
                                                                   one of its affiliates serves as investment advisor,
                                                                   sub-advisor or manager.

Rose Ann Bubloski*    Vice President and      Since 2004           Ms. Bubloski is an associate director and a senior
Age:  36              Assistant Treasurer                          manager of the mutual fund finance department of UBS
                                                                   Global AM. Ms. Bubloski is vice president and
                                                                   assistant treasurer of four investment companies
                                                                   (consisting of 42 portfolios) for which UBS Global
                                                                   AM (Americas) or one of its affiliates serves as
                                                                   investment advisor, sub-advisor or manager.

Michael J. Calhoun**  Assistant Secretary     Since 2004           Mr. Calhoun is an Associate Director, Associate
Age: 37                                                            General Counsel, and Assistant Secretary of UBS
                                                                   Global AM (Americas) since 2004. He is also an
                                                                   Assistant Secretary of UBS Global Asset Management
                                                                   Trust Company since 2004. He was an Associate at
                                                                   Seyfarth Shaw LLP, a law firm, during 2003; an
                                                                   Associate at D'Ancona & Pflaum LLC, a law firm, from
                                                                   2000-2003; a Summer Associate at D'Ancona & Pflaum
                                                                   LLC during 1999; and a Projects Assistant for Active
                                                                   Temporary Services, Inc. from 1994-1997. Mr. Calhoun
                                                                   attended Loyola University Chicago School of Law
                                                                   from 1997-2000. Mr. Calhoun is assistant secretary
                                                                   of four investment companies (consisting of 42
                                                                   portfolios) for which UBS Global AM (Americas) or
                                                                   one of its affiliates serves as investment advisor,
                                                                   sub-advisor or manager.


                                               TERM OF OFFICE+
   NAME, ADDRESS         POSITION(S) HELD       AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
      AND AGE             WITH THE TRUST         TIME SERVED                      DURING PAST 5 YEARS
-------------------   ---------------------   ------------------   ----------------------------------------------------
Mary Capasso**        Assistant Secretary     Since 2004           Ms. Capasso is an Associate Director, Assistant
Age: 33                                                            General Counsel and Assistant Secretary of UBS
                                                                   Global Asset Management since 2003. Previously Ms.
                                                                   Capasso was employed at Van Kampen Investments
                                                                   (1998-2000) and Bell, Boyd & Lloyd LLC (2000-2003).
                                                                   Ms. Capasso is assistant secretary of four
                                                                   investment companies (consisting of 42 portfolios)
                                                                   for which UBS Global AM (Americas) or one of its
                                                                   affiliates serves as investment advisor, sub-advisor
                                                                   or manager.

James Capezzuto*      Vice President and      Since 2004           Mr. Capezzuto is director and assistant general
Age: 40               Assistant Secretary                          counsel at UBS Global AM (since 2004). Prior to
                                                                   joining UBS Global AM, he was senior vice president,
                                                                   senior compliance manager at Bank of America (from
                                                                   2003-2004). Prior to that he was general counsel at
                                                                   Steinberg Priest & Sloane and prior to that he was
                                                                   director and senior counsel at Deutsche Asset
                                                                   Management (1996-2002). Mr. Capezzuto is a vice
                                                                   president and assistant secretary of 20 investment
                                                                   companies (consisting of 75 portfolios) for which
                                                                   UBS Global AM (Americas) or one of its affiliates
                                                                   serves as investment advisor, sub-advisor or
                                                                   manager.

Thomas Disbrow*       Vice President and      Since 2004           Mr. Disbrow is a director and a co-head of the
Age: 38               Assistant Treasurer                          mutual fund finance department of UBS Global AM.
                                                                   Prior to November 1999, he was a vice president of
                                                                   Zweig/Glaser Advisers. Mr. Disbrow is vice president
                                                                   and treasurer of 16 investment companies (consisting
                                                                   of 33 portfolios) and vice president and assistant
                                                                   treasurer for four investment companies (consisting
                                                                   of 42 portfolios) for which UBS Global AM (Americas)
                                                                   or one of its affiliates serves as investment
                                                                   advisor, sub-advisor or manager.


                                               TERM OF OFFICE+
   NAME, ADDRESS         POSITION(S) HELD       AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
      AND AGE             WITH THE TRUST         TIME SERVED                      DURING PAST 5 YEARS
-------------------   ---------------------   ------------------   ----------------------------------------------------
Mark F. Kemper**      Vice President          Since 1999 and       Mr. Kemper is general counsel of UBS Global Asset
Age: 46               and Secretary           2004, respectively   Management -- Americas region (since July 2004). Mr.
                                                                   Kemper is also an executive director of UBS Global
                                                                   AM (Americas) and was its deputy general counsel
                                                                   from July 2001 to July 2004. He has been secretary
                                                                   of UBS Global AM (Americas) since 1999 and assistant
                                                                   secretary of UBS Global Asset Management Trust
                                                                   Company since 1993. Mr. Kemper is secretary of UBS
                                                                   Global AM (since 2004). Mr. Kemper is vice president
                                                                   and secretary of 20 investment companies (consisting
                                                                   of 75 portfolios) for which UBS Global AM (Americas)
                                                                   or one of its affiliates serves as investment
                                                                   advisor, sub-advisor or manager.

Joseph T. Malone*     Vice President,         Since 2004           Mr. Malone is a director and a co-head of the mutual
Age: 37               Treasurer and                                fund finance department of UBS Global AM. From
                      Principal Accounting                         August 2000 through June 2001, he was controller at
                      Officer                                      AEA Investors Inc. From March 1998 to August 2000,
                                                                   Mr. Malone was a manager within the investment
                                                                   management services of PricewaterhouseCoopers LLC.
                                                                   Mr. Malone is the vice president and assistant
                                                                   treasurer of 16 investment companies (consisting of
                                                                   33 portfolios) and vice president, treasurer and
                                                                   principal accounting officer of four investment
                                                                   companies (consisting of 42 portfolios) for which
                                                                   UBS Global AM (Americas) or one of its affiliates
                                                                   serves as investment advisor, sub-advisor or
                                                                   manager.

Joseph McGill*        Vice President and      Since 2004           Mr. McGill is executive director and chief
Age: 42               Chief Compliance                             compliance officer at UBS Global AM (since 2003).
                      Officer                                      Prior to joining UBS Global AM, he was Assistant
                                                                   General Counsel at J.P. Morgan Investment Management
                                                                   (form 1999-2003). Mr. McGill is a vice president and
                                                                   chief compliance officer for 20 investment
                                                                   companies (consisting of 75 portfolios) for which
                                                                   UBS Global AM (Americas) or one of its affiliates
                                                                   serves as investment advisor, sub-advisor or
                                                                   manager.


                                               TERM OF OFFICE+
   NAME, ADDRESS         POSITION(S) HELD       AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
      AND AGE             WITH THE TRUST         TIME SERVED                      DURING PAST 5 YEARS
-------------------   ---------------------   ------------------   ----------------------------------------------------
Joseph A. Varnas*        President               Since 2002        Mr. Varnas is a managing director (since March
Age: 36                                                            2003), global head of information technology and
                                                                   operations (since March 2004) and head of product
                                                                   management -- Americas (since November 2002) of UBS
                                                                   Global AM. He was head of technology of UBS Global
                                                                   AM from November 2002 to March 2004. From 2000 to
                                                                   2001, he was manager of product development in
                                                                   Investment Consulting Services at UBS Financial
                                                                   Services Inc. Mr. Varnas was a senior analyst in the
                                                                   Global Securities Research and Economics Group at
                                                                   Merrill Lynch from 1995 to 1999. Mr. Varnas is
                                                                   president of 20 investment companies (consisting of
                                                                   75 portfolios) for which UBS Global AM (Americas) or
                                                                   one of its affiliates serves as investment advisor,
                                                                   sub-advisor or manager.

Keith A. Weller*      Vice President and      Since 2004           Mr. Weller is a director and associate general
Age: 43               Assistant Secretary                          counsel of UBS Global AM. Mr. Weller is a vice
                                                                   president and assistant secretary of 20 investment
                                                                   companies (consisting of 75 portfolios) for which
                                                                   UBS Global AM (Americas) or one of its affiliates
                                                                   serves as investment advisor, sub- advisor or
                                                                   manager.


----------

*    This person's business address is 51 West 52nd Street, New York, NY
     10019-6114.
**   This person's business address is One North Wacker Drive, Chicago, IL
     60606.
+ Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

     INFORMATION ABOUT INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES ISSUED BY
             UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY
                   OR UNDER COMMON CONTROL WITH UBS GLOBAL AM

     As of December 31, 2003, the Independent Trustees did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

               INFORMATION ABOUT TRUSTEE OWNERSHIP OF FUND SHARES

                                                               AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                                                     BY TRUSTEE FOR WHICH UBS GLOBAL AM,
                                                                     UBS FINANCIAL SERVICES INC. OR AN
                               DOLLAR RANGE OF EQUITY             AFFILIATE SERVES AS INVESTMENT ADVISOR,
TRUSTEE                       SECURITIES IN THE TRUST+                     SUB-ADVISOR OR MANAGER
-------                       ------------------------         ----------------------------------------------
Walter E. Auch            UBS U.S. Large Cap
                          Equity Fund --                                      $10,001 - $50,000
                          $10,001 - $50,000

Frank K. Reilly           UBS U.S. Small Cap                                    Over $100,000
                          Growth Fund --
                          $10,001 - $50,000; and
                          UBS Global Allocation
                          Fund -- Over $100,000

Edward M. Roob            UBS Global Allocation Fund --                         Over $100,000
                          Over $100,000

Adela Cepeda              None                                                $10,001 - $50,000

J. Mikesell Thomas        None                                                       None

----------

+ Information regarding ownership is as of December 31, 2003.

NOTE REGARDING RANGES: In disclosing the dollar range of equity securities beneficially owned by a trustee in these columns, the following ranges will be used: (i) none; (ii) $1 - $10,001 - $50,000; $10,000; (iii) (iv) $50,001 -
$100,000; or (v) over $100,000.

                               COMPENSATION TABLE

                                    TRUSTEES


                                              ANNUAL         PENSION OR RETIREMENT    TOTAL COMPENSATION FROM
                                            AGGREGATE           BENEFITS ACCRUED           THE TRUST AND
                                          COMPENSATION             AS PART OF              FUND COMPLEX
         NAME AND POSITION HELD         FROM THE TRUST(1)         FUND EXPENSES          PAID TO TRUSTEES
         ----------------------         -----------------    ---------------------    -----------------------
         Walter E. Auch, Trustee             $ 19,200                 N/A                   $ 54,300(2)
         Frank K. Reilly, Trustee            $ 19,200                 N/A                   $ 66,300(2)
         Edward M. Roob, Trustee             $ 19,200                 N/A                   $ 66,300(2)
         Adela Cepeda, Trustee               $  8,100                 N/A                   $ 32,700(3)
         J. Mikesell Thomas, Trustee         $  8,100                 N/A                   $ 32,700(3)

----------

(1) Represents aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended June 30, 2004. Ms. Cepeda and Mr. Thomas were elected to serve on Board of Trustees of the Trust on March 29, 2004.
(2) This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Directors/Trustees of three (with regard to Mr. Auch) and four (with regard to Messrs. Reilly and Roob) other investment companies managed by UBS Global AM (Americas) or an affiliate for the fiscal year ended June 30, 2004.
(3) This amount represents the amount of compensation paid to Ms. Cepeda and Mr. Thomas for service on the Board of Directors of one other investment company managed by UBS Global AM (Americas) for the fiscal year ended June 30, 2004, and beginning on March 29, other investment companies 2004, two managed by UBS Global AM (Americas).

     No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust. The Trust pays each Trustee who is not affiliated with the Advisor a fee of $6,000 per year, plus $300 per Series per meeting, and reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

     Each of the Trustees sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and set the compensation of the Trust's independent registered public accounting firm;
(ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) oversee the quality and objectivity of the Funds' financial statements and the independent audit(s) thereof; and
(iv) act as a liaison between the Trust's independent registered public accounting firm and the full Board. The Audit Committee met three times during the fiscal year ended June 30, 2004.

     Each Trustee sits on the Trust's Nominating, Compensation and Governance Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Non-Interested Board member compensation and recommend any changes to the Non-Interested members as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board.

     The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the Trust at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

     The Nominating, Compensation and Governance Committee met one time during the fiscal year ended June 30, 2004. There is not a separate Investment Committees. Items pertaining to this Committee are submitted to the full Board.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of October 1, 2004, the officers and Trustees, unless otherwise noted, as a group owned less than 1% of the outstanding equity securities of the Trust and of each class of equity securities of the Trust.

     As of October 1, 2004, the following persons owned, of record or beneficially, more than 5% of the outstanding voting shares of the Class A, Class B, Class C and/or Class Y shares of one or more Series as set forth below:


        FUND                                        NAME & ADDRESS                                   PERCENT HELD
        ----                                        --------------                                   ------------
        UBS U.S. Bond Fund -                        Fleet National Bank                                 16.43%
        Class A                                     FBO St. Ann's Home
                                                    Attn 0004737580
                                                    PO Box 92750
                                                    Rochester,  NY 14692-8850

                                                    MFS Heritage Trust Company Trustee                  11.93%
                                                    Delaware North Co. Inc. 401(k) Plan
                                                    Attn: Eileen Morgan
                                                    Personal & Confidential
                                                    40 Fountain Plaza
                                                    Buffalo, NY 14202

                                                    Fleet National Bank                                  9.58%
                                                    FBO St. Ann's Home Pension
                                                    Attn: 0005533650
                                                    PO Box 92750
                                                    Rochester,  NY 14692-8850

                                                    Charles Schwab & Co. Inc.                            5.19%
                                                    Attn: Mutual Funds
                                                    101 Montgomery St.
                                                    San Francisco, CA 94104-4122

                                                    Charles Schwab & Co. Inc.                            5.12%
                                                    Attn: Mutual Funds
                                                    101 Montgomery St.
                                                    San Francisco, CA 94104-4122

        UBS U.S. Bond Fund -                        UBS Financial Services Inc. FBO                     12.33%
        Class B                                     Peter Gary Wiggberg
                                                    Priscilla Wiggberg
                                                    Ten. Comm.
                                                    2135 Lake Shore Landing
                                                    Alpharetta, GA 30005-6986

        FUND                                        NAME & ADDRESS                                   PERCENT HELD
        ----                                        --------------                                   ------------
        UBS U.S. Bond Fund -                        UBS Financial Services Inc. FBO                     16.00%
        Class C                                     Comerica Bank & Trust NA
                                                    Trustee FBO
                                                    DTD 3/25/97
                                                    500 Woodward Ave. MC3300
                                                    Detroit, MI 48226-5420

                                                    UBS Financial Services Inc. Cust.                    6.28%
                                                    James W. Wiggins
                                                    Traditional IRA
                                                    3824 McGirts Blvd
                                                    Jacksonville, FL 32210-4337

        UBS U.S. Bond Fund -                        State Street Bank & Trust Co. Ttee*                 31.57%
        Class Y                                     The UBS Savings & Investment Plan
                                                    105 Rosemont Rd
                                                    Westwood, MA 02090-2318

                                                    IMS & Co.                                           19.24%
                                                    For the Exclusive Benefit of
                                                    Customers FBO Various Customers
                                                    PO Box 3865
                                                    Englewood, CO 80155-3865

                                                    Charles Schwab & Co. Inc.                           13.58%
                                                    Attn: Mutual Funds
                                                    101 Montgomery St
                                                    San Francisco, CA 94104-4122

                                                    Maureen K. Wolfson Ttee                              9.42%
                                                    Equit. Life Sep Acct. 65
                                                    on Behalf of Var. 401k Plans
                                                    Equitable Life-Ken Butka
                                                    200 Plaza Dr., Ste. 2
                                                    Secaucus, NJ 07094-3607

        Global Allocation Fund -                    The Manufacturers Life                               5.89%
        Class A                                     Insurance Company U.S.A. Omnibus
                                                    250 Bloor Street East
                                                    7th Floor
                                                    Toronto, Ontario, Canada M4W1E5

        FUND                                        NAME & ADDRESS                                   PERCENT HELD
        ----                                        --------------                                   ------------
        UBS Global Allocation Fund -                Northern Trust Company as Trustee                   17.34%
        Class Y                                     FBO UBS Financial Services 401k Plan
                                                    #22-36025
                                                    PO Box 92994
                                                    Chicago, IL 60675-2994

                                                    Wilmington Trust Co. Ttee                           11.91%
                                                    Brinson Partners Inc. Supp
                                                    Inc. Comp. Pl UA 2/20/97
                                                    a/c 41383-1
                                                    c/o Mutual Funds
                                                    PO Box 8880
                                                    Wilmington, DE 19899-8880

                                                    Bank of New York Ttee                               10.44%
                                                    for the Supervalue 401(k) Trust
                                                    Attn: Gina Grisaffi
                                                    One Wall Street, 12th Floor
                                                    New York, NY 10286

                                                    Fiserv Securities Inc.                               9.55%
                                                    FAO 58900009
                                                    Attn: Mutual Funds
                                                    One Commerce Square
                                                    2005 Market Street
                                                    Philadelphia, PA 19103

                                                    Charles Schwab & Co. Inc.                            8.63%
                                                    Attn: Mutual Funds
                                                    101 Montgomery St.
                                                    San Francisco, CA 94014-4122

                                                    State Street Bank & Trust Co. Ttee                   5.82%
                                                    The UBS Savings & Investment Plan
                                                    105 Rosemont Rd.
                                                    Westwood, MA 02090-2318

        UBS Global Bond Fund -                      UBS Financial Services Inc. Cust.                   13.57%
        Class B                                     John G. Forrest
                                                    3036 Nathaniel's Green
                                                    Williamsburg, VA 23185-7505

                                                    UBS Financial Services Inc. Cust.                    8.95%
                                                    William H. Coleman II
                                                    500 Huff Road
                                                    Cooperstown, NY 13326-2822

                                                    Phyllis B. Goldstein                                 7.63%
                                                    11 E. Chestnut Apt. 37G
                                                    Chicago, IL 60611-2018

        FUND                                        NAME & ADDRESS                                   PERCENT HELD
        ----                                        --------------                                   ------------
        UBS Global Bond Fund -                      UBS Financial Services Inc. FBO                      8.09%
        Class C                                     D. Oliver Hawes
                                                    PO Box 532
                                                    West Main Road
                                                    Little Compton, RI 02837-0532

                                                    UBS Financial Services Inc. FBO                      6.96%
                                                    PaineWebber Cust.
                                                    F. Clark Odorn SEP/IRA
                                                    2721 Amherst Avenue
                                                    Dallas, TX 75225-7902

                                                    UBS Financial Services Inc. Cust.                    6.95%
                                                    Stuart Uram
                                                    Traditional IRA
                                                    160 W. 66th Street Apt. 55B
                                                    New York, NY 10023-6569

                                                    UBS Financial Services Inc. FBO                      6.06%
                                                    Alexander B. Hawes Ttee
                                                    Harriet H. Savage Ttee
                                                    Matthew A. Hawes
                                                    PO Box 532 West Main Road
                                                    Little Compton, RI 02837-0532

        UBS Global Bond Fund -                      State Street Bank & Trust Co. Ttee*                 26.01%
        Class Y                                     The UBS Savings & Investment Plan
                                                    105 Rosemont Rd.
                                                    Westwood, MA 02090-2318

                                                    IMS & Co.                                           15.99%
                                                    For the Exclusive Benefit of
                                                    Customers FBO Various Customers
                                                    PO Box 3865
                                                    Englewood, CO 80155-3865

                                                    Fiserv Securities, Inc.                             14.28%
                                                    FAO 58900009
                                                    Attn: Mutual Funds
                                                    One Commerce Square
                                                    2005 Market Street Suite 1200
                                                    Philadelphia, PA 19103

                                                    Wilmington Trust Co. Ttee                            7.17%
                                                    Brinson Partners Inc. Supp
                                                    Inc Comp Pl UA 2/20/97 a/c 41838-5
                                                    c/o Mutual Funds
                                                    PO Box 8880
                                                    Wilmington, DE 19899-8880

                                                    Charles Schwab & Co Inc.                             5.88%
                                                    Attn Mutual Funds
                                                    101 Montgomery St
                                                    San Francisco, CA 94104-4122

        FUND                                        NAME & ADDRESS                                   PERCENT HELD
        ----                                        --------------                                   ------------
        UBS Global Equity Fund -                    IMS & Co.*                                          26.61%
        Class Y                                     For the Exclusive Benefit of
                                                    Customers FBO Various Customers
                                                    PO Box 3865
                                                    Englewood, CO 80155-3865

                                                    State Street Bank & Trust Co. Ttee                  16.57%
                                                    The UBS Savings & Investment Plan
                                                    105 Rosemont Rd.
                                                    Westwood, MA 02090-2318

                                                    Wilmington Trust Co. Ttee                           15.71%
                                                    Brinson Partners Inc. Supp
                                                    Inc Comp Pl UA 2/20/97 a/c 41838-4
                                                    c/o Mutual Funds
                                                    PO Box 8880
                                                    Wilmington, DE 19899-8880

                                                    Charles Schwab & Co. Inc.                            5.68%
                                                    Attn: Mutual Funds
                                                    101 Montgomery St.
                                                    San Francisco, CA 94104-4122

        UBS High Yield Fund -                       NFSC FEBO #RDD-000027                                8.07%
        Class A                                     CMG Capital Master
                                                    c/o CMG Advisors Inc.
                                                    123 W. Wayne Ave
                                                    Radnor, PA 19087

        UBS High Yield Fund -                       National Investor Services FBO*                     30.16%
        Class Y                                     097-50000-19
                                                    55 Water Street, 32nd Fl
                                                    New York, NY 10041-3299
                                                    UBS                                                 20.13%

                                                    Omnibus Reinvest Account
                                                    UBST-30-A
                                                    10 E. 50th St.
                                                    New York, NY 10022-6831

        UBS International Equity Fund -             UBS Financial Services Inc. FBO                     12.90%
        Class B                                     David M. Coover Jr. Ttee
                                                    FBO Charlotte Groner
                                                    UWO Frank Cech
                                                    P.O. Box 23063
                                                    Corpus Christi, TX 78403-3063

                                                    RBC Dain Rauscher Custodian                          7.41%
                                                    Lynn A. Houck
                                                    Individual Retirement Account
                                                    2021 Oakdale Street
                                                    Pasadena, CA 91107-5028

                                                    UBS Financial Services Inc. FBO                      7.10%
                                                    William H. Perks Jr.
                                                    27 Fairway Lane
                                                    Horseheads, NY 14845-9337

        FUND                                        NAME & ADDRESS                                   PERCENT HELD
        ----                                        --------------                                   ------------
        UBS International Equity Fund -             UBS Financial Services Inc. Cust.                   10.04%
        Class C                                     Annex Mfg Corp. Defined Benefit
                                                    Plan 1/1/87 Rollover Acct.
                                                    46 Passaic St. PO Box 188
                                                    Wood Ridge, NJ 07075-1004

                                                    UBS Financial Services Inc. FBO                      7.55%
                                                    Barry J. Galt
                                                    Kathryn M. Galt Com Prop
                                                    22 Eaton Square
                                                    Houston, TX 77027-3109

                                                    UBS Financial Services Inc. FBO                      7.33%
                                                    George M. Testerman Jr. MD
                                                    1125 Watauga Street
                                                    Kingsport, TN 37660-4525

                                                    UBS Financial Services Inc. FBO                      7.29%
                                                    Dorothy L. Quade
                                                    Kurt W. Quade & Mark Quade
                                                    Quade Rev Trust dtd 12/14/00
                                                    1637 Pleasant St.
                                                    West Des Moines, IA 50265-2331

                                                    UBS Financial Services Inc. FBO                      6.37%
                                                    Mary Maloney
                                                    981-3 Hwy. 98 E, #406
                                                    Destin, FL 32541-8300

                                                    UBS Financial Services Inc. Cust.                    5.36%
                                                    Jeanne G. Pramaggiore
                                                    490 Mapleleaf Drive
                                                    Apt. B
                                                    Cincinnati, OH 45255-5907

        UBS International Equity Fund -             State Street Bank & Trust Co. Ttee                  24.56%
        Class Y                                     The UBS Savings & Investment Plan
                                                    105 Rosemont Rd
                                                    Westwood, MA 02090-2318

                                                    American Express Trust Co.                          18.55%
                                                    FBO American Express Trust Ret. Svc.
                                                    Plan c/o Pat Brown
                                                    50534 AXP Financial Ctr
                                                    Minneapolis, MN 55474-0505

                                                    T. Rowe Price                                       12.55%
                                                    Retirement Plan Services Inc.
                                                    FBO Retirement Plan Clients
                                                    4515 Painters Mill Road
                                                    Owings Mill, MD 21117

                                                    IMS & Co.                                            6.98%
                                                    For the Exclusive Benefit of
                                                    Customers FBO Various Customers
                                                    PO Box 3865
                                                    Englewood, CO 80155-3865

        FUND                                        NAME & ADDRESS                                   PERCENT HELD
        ----                                        --------------                                   ------------
        UBS U.S. Large Cap Value                    Wilmington Trust Co. FBO*                           27.74%
        Equity Fund -                               Brinson Partners Inc. Def Comp Pl
        Class Y                                     a/c 47387-5
                                                    c/o Mutual Funds
                                                    PO Box 8882
                                                    Wilmington, DE 19899-8882

                                                    Northern Trust Company as Trustee                   19.64%
                                                    FBO UBS Financial Services
                                                    401k Plan
                                                    #22-36025
                                                    PO Box 92994
                                                    Chicago, IL 60675-2994

                                                    Wilmington Trust Co. FBO                            15.52%
                                                    Brinson Partners Inc.
                                                    Supp Incent Comp Plan a/c 47386-5
                                                    c/o Mutual Funds
                                                    PO Box 8882
                                                    Wilmington, DE 19899-8882

                                                    JP Morgan Chase Bank as Trustee                     15.14%
                                                    FBO Cushman & Wakefield
                                                    401(k) Pay Conversion Plan
                                                    c/o JP Morgan RPS Mgmt Rptg Team
                                                    9300 Ward Parkway
                                                    Kansas City, MO 64114

                                                    JP Morgan Chase Bank as Trustee                      6.41%
                                                    FBO Cushman & Wakefield
                                                    401k retirement savings plan for
                                                    building employees
                                                    c/o JP Morgan RPS Mgmt
                                                    Rptg. Team
                                                    9300 Ward Parkway
                                                    Kansas City, MO 64114

        UBS U.S. Large Cap Equity                   UBS Financial Services Inc. FBO                     19.71%
        Fund -                                      Jeffrey J. Diermeier &
        Class A                                     Julia M. Diermeier JT/WROS
                                                    109 S. County Line Rd.
                                                    Hinsdale, IL 60521-4722

                                                    Fox & Co.                                           14.63%
                                                    PO Box 976
                                                    New York, NY 10268-0976

                                                    Charles Schwab & Co. Inc.                            5.97%
                                                    101 Montgomery St.
                                                    San Francisco, CA 94104-4122

        FUND                                        NAME & ADDRESS                                   PERCENT HELD
        ----                                        --------------                                   ------------
        UBS U.S. Large Cap Equity                   Pershing LLC                                         9.74%
        Fund -                                      P.O. Box 2052
        Class B                                     Jersey City, NJ 07303-9998

                                                    UBS Financial Services Inc. Cust.                    8.35%
                                                    Kenny M. Nitsch
                                                    1509 Tayloe
                                                    Sonora, TX 76950-8810

                                                    UBS Financial Services Inc. FBO                      6.92%
                                                    Janis M. McFall and
                                                    Katrin C. Tobin Ttes
                                                    FBO James E. Tobin Trust B
                                                    36 Charlou Circle
                                                    Englewood, CO 80111-1103

                                                    UBS Financial Services Inc. FBO                      5.93%
                                                    Joan B. Schaeffer and Alfred
                                                    B. Schaeffer Ttees FBO Joan
                                                    Trust DTD 6-19-82
                                                    PO Box 2234
                                                    Carmel, CA 93921-2234

        UBS U.S. Large Cap Equity                   UBS Financial Services Inc. FBO                     16.39%
        Fund -                                      Meridian Commercial LP
        Class C                                     Operating Account
                                                    Attn: Anthony Hernandez
                                                    5949 Sherry Lane, Ste. 1100
                                                    Dallas, TX 75225-8007

                                                    UBS Financial Services Inc. Cust.                   13.33%
                                                    UBS-FINSVC CDN FBO
                                                    Charles D. Barnes
                                                    P.O. Box 3321
                                                    1000 Harbor Blvd.
                                                    Weehawken, NJ 07086-8154

                                                    UBS Financial Services Inc. FBO                      5.33%
                                                    Mary Britton-Simmons
                                                    PO Box 1750
                                                    Duvall, WA 98019-1750

                                                    UBS Financial Services Inc. FBO                      5.32%
                                                    Geary Britton-Simmons
                                                    Mary Britton-Simmons Comm Prop
                                                    PO Box 1750
                                                    Duvall, WA 98019-1750

        FUND                                        NAME & ADDRESS                                   PERCENT HELD
        ----                                        --------------                                   ------------
        UBS U.S. Large Cap Equity                   State Street Bank & Trust Co. Ttee*                 35.14%
        Fund -                                      The UBS Savings & Investment Plan
        Class Y                                     105 Rosemont Rd
                                                    Westwood, MA 02090-2318

                                                    IMS & Co.                                           17.32%
                                                    For the Exclusive Benefit of
                                                    Customers FBO Various Customers
                                                    PO Box 3865
                                                    Englewood, CO 80155-3865

                                                    City National Bank                                  11.12%
                                                    FBO William & Connolly LLP
                                                    A/C #192009100
                                                    PO Box 60520
                                                    Los Angeles, CA 90060-0520

                                                    Wilmington Trust Co. Ttee                            6.52%
                                                    Brinson Partners Inc. Supp
                                                    Inc Comp Pl UA 2/20/97 a/c 41838-6
                                                    c/o Mutual Funds
                                                    PO Box 8880
                                                    Wilmington, DE 19899-8880

                                                    Charles Schwab & Co. Inc.                            5.11%
                                                    Attn: Mutual Funds
                                                    101 Montgomery St.
                                                    San Francisco, CA 94104-4122

        UBS U.S. Large Cap Growth                   UBS Financial Services Inc. FBO                     14.29%
        Fund -                                      George Arzt
        Class A                                     Ann Weisbrod Jt Ten
                                                    247 W. 12th St #3B
                                                    New York, NY 10014-1992

                                                    UBS Financial Services Inc. Cust.                    6.70%
                                                    UBS-FINSVC CDN FBO
                                                    Janet M. Lawrence
                                                    PO Box 3321
                                                    1000 Harbor Blvd.
                                                    Weehawken, NJ 07086-8154

        FUND                                        NAME & ADDRESS                                   PERCENT HELD
        ----                                        --------------                                   ------------
        UBS U.S. Large Cap Growth                   UBS Financial Services Inc. FBO                      9.03%
        Fund -                                      Maria J. Rovira
        Class B                                     Josefina R. Ramirez
                                                    1200 S. Alhambra Cir.
                                                    Coral Gables, FL 33146-3105

                                                    UBS Financial Services Inc. FBO                      8.43%
                                                    James E. & Sidney C. Vance JtTen
                                                    11341 Briar Wood Place
                                                    North Palm Beach, FL 33408-3227

                                                    UBS Financial Services Inc. FBO                      8.29%
                                                    PaineWebber Cust.
                                                    Emily W. Kiefaber
                                                    4301 Upper Ridge Road
                                                    Pennsburg, PA 18073-2642

                                                    UBS Financial Services Inc. Cust.                    7.27%
                                                    Steve Winn Inc. PC
                                                    Employees Retirement Plan
                                                    PO Box 38206
                                                    Dallas, TX 75238-0206

                                                    UBS Financial Services Inc. FBO                      7.22%
                                                    Wilfred A. Wells Ttee
                                                    FBO Wilfred A. Wells
                                                    Revocable Trust DTD 7-2-92
                                                    283 King George Rd.
                                                    Georgetown, SC 29440-6901

                                                    UBS Financial Services Inc. FBO                      5.69%
                                                    United Bank Pledge
                                                    Collateral Acct. FBO
                                                    Attn. United Bank GCTL Grp.
                                                    2071 Chain Bridge Rd Ste. 210
                                                    Vienna, VA 22182-2664

                                                    UBS Financial Services Inc. Cust.                    5.56%
                                                    James P. Holtzer
                                                    9418 N. Dee Road
                                                    Apt. 2F
                                                    Des Plaines, IL 60016-3824

                                                    UBS Financial Services Inc. FBO                      5.14%
                                                    Howard Adams DVM
                                                    RR2 395 Pinedale Road
                                                    Athol, MA 01331-9664

                                                    UBS Financial Services Inc. Cust.                    5.09%
                                                    Steve Sucic
                                                    IRA Rollover
                                                    PO Box 4587
                                                    Huntsville, AL 35815-4587

        FUND                                        NAME & ADDRESS                                   PERCENT HELD
        ----                                        --------------                                   ------------
        UBS U.S. Large Cap Growth                   UBS Financial Services Inc. FBO*                    33.62%
        Fund -                                      Evelyn R. Shapiro
        Class C                                     PO Box 665
                                                    Great Barrington, MA 01230-0665

                                                    UBS Financial Services Inc. FBO                     15.46%
                                                    Nancy Works Revocable Trust
                                                    U/A DTD Jan. 4, 2001
                                                    Nancy Works Trustee
                                                    1861 Coachtrail Drive
                                                    Hebron, KY 41048-8789

                                                    UBS Financial Services Inc. FBO                     10.07%
                                                    J. Philip Hazelrig
                                                    601 El Arroyo Road
                                                    Hillsborough, CA 94010-6665

        UBS U.S. Large Cap Growth                   Northern Trust Company as Trustee*                  37.25%
        Fund -                                      FBO UBS Financial Services
        Class Y                                     401k Plan
                                                    #22-36025
                                                    PO Box 92994
                                                    Chicago, IL 60675-2994

                                                    UBS Financial Services Inc. Cust.*                  29.82%
                                                    Howard, Smith & Levin Savings
                                                    & Profit Sharing Plan
                                                    1330 Avenue of the Americas
                                                    New York, NY 10019-5400

                                                    Wilmington Trust Company                            21.23%
                                                    FBO Brinson Partners Inc.
                                                    Def Comp Plan ac 47387-4
                                                    c/o Mutual Funds
                                                    PO Box 8882
                                                    Wilmington, DE 19899-8882

        FUND                                        NAME & ADDRESS                                   PERCENT HELD
        ----                                        --------------                                   ------------
        UBS U.S. Small Cap Growth                   Merrill Lynch Pierce Fenner & Smith                 16.99%
        Fund -                                      for the Sole Benefit of its
        Class A                                     Customers Attn: Service Team
                                                    4800 Deer Lake Dr. E. Fl. 3
                                                    Jacksonville, FL 32246-6484

                                                    Fidelity Invest Inst.                                8.83%
                                                    Operations Co. Inc.
                                                    Agent Certain Employee Benefit Plans
                                                    Fidelity Invest
                                                    Financial Oper.
                                                    100 Magellan Way KWIC
                                                    Covington, KY 41015-1987

                                                    Wells Fargo Bank NA                                  8.48%
                                                    FBO Retirement Plan Services
                                                    #99022001
                                                    PO Box 1533
                                                    Minneapolis, MN 55480

                                                    Nationwide Insurance Company Trust                   7.57%
                                                    c/o IPO Portfolio Accounting
                                                    PO Box 182029
                                                    Columbus, OH 43218-2029

                                                    Relistar Service Corporation                         6.99%
                                                    Attn: Fund Operations
                                                    51 Farmington Ave. TN41
                                                    Hartford, CT 06156

                                                    Wells Fargo Bank West NA                             5.92%
                                                    Trustee FBO Various
                                                    Fascorp Recordkept Plans
                                                    c/o Fascorp
                                                    8515 E. Orchard Rd. 2T2
                                                    Greenwood Village, CO 80111

        FUND                                        NAME & ADDRESS                                   PERCENT HELD
        ----                                        --------------                                   ------------
        UBS U.S. Small Cap Growth                   UBS                                                 20.94%
        Fund -                                      Omnibus Reinvest Account
        Class Y                                     UBST-30-A
                                                    10 E. 50th St.
                                                    New York, NY 10022-6831

                                                    Charles Schwab & Co. Inc.                           15.83%
                                                    Attn: Mutual Funds
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104-4122

                                                    Wells Fargo Bank NA                                  8.83%
                                                    FBO Retirement Plan Services
                                                    #99022002
                                                    PO Box 1533
                                                    Minneapolis, MN 55480

                                                    Fiserv Securities Inc.                               7.36%
                                                    FAO 58900009
                                                    Attn: Mutual Funds Dept.
                                                    One Commerce Square
                                                    2005 Market Street Suite 1200
                                                    Philadelphia, PA 19103-7008

                                                    IMS & Co.                                            5.31%
                                                    FBO Customers
                                                    P.O. Box 3865
                                                    Englewood, CO 80155-3865

----------
* Person deemed to control the class within the meaning of the Act. Note that such persons possess the ability to control the outcome of matters submitted for the vote of shareholders of that class.

     As of October 1, 2004, there were no persons who owned of record or beneficially more than 25% of the outstanding voting shares of the Trust.

     Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust or a particular Fund.

                   INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING
                         AND OTHER SERVICE ARRANGEMENTS

ADVISOR

     UBS Global Asset Management (Americas) Inc., manages the assets of the Trust pursuant to its investment advisory agreement with each Fund (the "Agreements"). The Advisor is an investment management firm managing approximately $54.3 billion, as of June 30, 2004, primarily for institutional pension and profit sharing funds. The Advisor is an indirect, wholly-owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $475.6 billion in assets under management as of June 30, 2004.

     The Advisor also serves as the investment advisor or sub-advisor to twenty-five other investment companies: UBS Relationship Funds, Fort Dearborn Income Securities, Inc., UBS (US) Group Trust, Allmerica Core Equity Fund -- Large Value, AXP Partners Small Growth Fund, BB&T International Equity Fund, Enterprise Growth & Income Portfolio (Enterprise Accumulation Trust), Enterprise Growth and Income Fund (Enterprise Group of Funds), Enterprise Strategic Allocation Fund (Enterprise Group of Funds), Guardian UBS Large Cap Value Fund, Guardian UBS Small Cap Value Fund, Guardian UBS VC large Cap Value Fund, Guardian UBS VC Small Cap Value Fund, ING DSI Enhanced S&P 500 Portfolio, ING UBS Tactical Asset Allocation Portfolio, ING UBS U.S. Balanced Portfolio, JPMorgan Multi-Manager Small Cap Growth Fund, Lincoln Variable Insurance Products Trust-Global Asset Allocation Fund, Manulife Global Allocation Trust, MTB (formerly Vision) International Equity Fund, Ohio National Small Cap Growth, Principal Partners Small Cap Growth Fund II, Principal Small Cap Growth Fund, Inc., Principal Variable Contracts Fund, Inc., and Saratoga Health & Biotechnology Portfolio.

     Pursuant to its Agreements with the Trust, on behalf of each Fund, the Advisor receives from each Fund a monthly fee at an annual rate (as described in the Prospectus and below) multiplied by the average daily net assets of that Fund for providing investment advisory services. The Advisor is responsible for paying its expenses. Each Fund pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrator and transfer agent and any related services; (10) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

     Under the Agreements, the Advisor is entitled to a monthly fee of the respective Fund's average daily net assets equal to annual rates according to the following fee schedule:


                  FUND                          ASSETS UNDER MANAGEMENT          FEE
                  ----                          -----------------------          ---
UBS U.S. LARGE CAP VALUE EQUITY FUND         $0 - $500 million                   0.70%
                                             On the next $500 million -
                                             $1 billion                          0.65%
                                             On the next $1 billion -
                                             $1.5 billion                        0.60%
                                             On the next $1.5 billion -
                                             $2 billion                         0.575%
                                             Above $2 billion                    0.55%

UBS U.S. SMALL CAP EQUITY FUND               N/A                                 1.00%

UBS U.S. REAL ESTATE EQUITY FUND             N/A                                 0.90%

                  FUND                          ASSETS UNDER MANAGEMENT          FEE
                  ----                          -----------------------          ---
UBS GLOBAL BOND FUND                         $0 - $500 million                   0.75%
                                             On the next $500 million -
                                             $1 billion                          0.70%
                                             On the next $1 billion -
                                             $1.5 billion                        0.65%
                                             On the next $1.5 billion -
                                             $2 billion                          0.60%
                                             Above $2 billion                    0.55%

UBS U.S. LARGE CAP EQUITY FUND               $0 - $500 million                   0.70%
                                             On the next $500 million -
                                             $1 billion                          0.65%
                                             On the next $1 billion -
                                             $1.5 billion                        0.60%
                                             On the next $1.5 billion -
                                             $2 billion                         0.575%
                                             Above $2 billion                    0.55%

UBS U.S. LARGE CAP GROWTH FUND               $0 - $500 million                   0.70%
                                             On the next $500 million -
                                             $1 billion                          0.65%
                                             On the next $1 billion -
                                             $1.5 billion                        0.60%
                                             On the next $1.5 billion -
                                             $2 billion                         0.575%
                                             Above $2 billion                    0.55%

UBS U.S. SMALL CAP GROWTH FUND*              $0 - $1 billion                     0.85%
                                             Above $1 billion                   0.825%

UBS U.S. BOND FUND                           $0 - $500 million                   0.50%
                                             On the next $500 million -
                                             $1 billion                         0.475%
                                             On the next $1 billion -
                                             $1.5 billion                        0.45%
                                             On the next $1.5 billion -
                                             $2 billion                         0.425%
                                             Above $2 billion                    0.40%

UBS HIGH YIELD FUND                          $0 - $500 million                   0.60%
                                             On the next $500 million -
                                             $1 billion                          0.55%
                                             Above $1 billion                   0.525%

UBS EMERGING MARKETS DEBT FUND               N/A                                 0.65%

                  FUND                          ASSETS UNDER MANAGEMENT          FEE
                  ----                          -----------------------          ---
UBS EMERGING MARKETS EQUITY FUND             N/A                                 1.10%

UBS GLOBAL ALLOCATION FUND                   $0 - $500 million                   0.80%
                                             On the next $500 million -
                                             $1 billion                          0.75%
                                             On the next $1 billion -
                                             $1.5 billion                        0.70%
                                             On the next $1.5 billion -
                                             $2 billion                         0.675%
                                             Above $2 billion                    0.65%

UBS INTERNATIONAL EQUITY FUND                $0 - $500 million                   0.80%
                                             On the next $500 million -
                                             $1 billion                          0.75%
                                             On the next $1 billion -
                                             $1.5 billion                        0.70%
                                             On the next $1.5 billion -
                                             $2 billion                         0.675%
                                             Above $2 billion                    0.65%

UBS GLOBAL EQUITY FUND                       $0 - $250 million                   0.75%
                                             On the next $250 million -
                                             $500 million                        0.70%
                                             On the next $500 million -
                                             $1 billion                          0.68%
                                             Above $1 billion                    0.65%

----------

* Prior to November 10, 2003, the advisory fee for UBS U.S. Small Cap Growth Fund was 1.00%.

     Each Fund (other than UBS International Equity Fund and UBS Global Allocation Fund) is subject to a one-year contractual expense limit at the following rates of the respective Fund's average daily net assets, excluding any 12b-1 Plan fees: 1.00% for the UBS Global Equity Fund; 0.90% for the UBS Global Bond Fund; 1.05% for the UBS U.S. Large Cap Equity Fund; 0.80% for the UBS U.S. Large Cap Growth Fund; 1.03% for the UBS U.S. Small Cap Growth Fund; 0.60% for the UBS U.S. Bond Fund; 0.95% for the UBS High Yield Fund; 0.85% for the UBS U.S. Large Cap Value Equity Fund; 1.15% for the UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund; 1.05% for the UBS U.S. Real Estate Equity Fund; and 1.60% for the UBS Emerging Markets Equity Fund. The contractual fee waiver and/or expense reimbursement agreements will remain in place for the Funds' fiscal year ending June 30, 2005. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be considered by the Advisor and the Board of Trustees. The contractual fee waiver and/or expense reimbursement agreements also provide that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

     With regard to UBS International Equity Fund, the Advisor has agreed to irrevocably waive its fees and reimburse certain expenses to the extent that the total operating expenses (excluding 12b-1 fees) exceed 1.00% of the Fund's average daily net assets.

     General expenses of the Trust (such as costs of maintaining corporate existence, legal fees, insurance, etc.) will be allocated among the Funds in proportion to their relative net assets. Expenses which relate exclusively to a particular Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund.

     Advisory fees accrued for the periods indicated below were as follows:

A. FISCAL YEAR ENDED JUNE 30, 2004


                                        GROSS ADVISORY   NET ADVISORY FEES     FUND EXPENSES
                                          FEES EARNED          PAID          WAIVED/REIMBURSED
FUND*                                     BY ADVISOR     AFTER FEE WAIVER       BY ADVISOR
-----                                   --------------   -----------------   -----------------
UBS Global Allocation Fund               $  9,413,003      $  9,413,003         $        0
UBS Global Equity Fund                   $  3,512,624      $  2,590,999         $  921,625
UBS Global Bond Fund                     $    430,799      $    227,662         $  203,137
UBS U.S. Large Cap Equity Fund*          $    958,052      $    954,624         $    3,428
UBS U.S. Large Cap Value Equity Fund*    $    700,415      $    355,638         $  344,777
UBS U.S. Large Cap Growth Fund           $     37,831      $          0         $   92,288
UBS U.S. Small Cap Growth Fund           $  1,213,928      $    899,998         $  313,930
UBS U.S. Bond Fund                       $    597,411      $    336,398         $  261,013
UBS High Yield Fund                      $  1,029,782      $    912,614         $  117,168
UBS International Equity Fund            $    767,619      $    516,566         $  251,053

----------

* The UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund had not commenced operations as of the time period indicated. Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

B. FISCAL YEAR ENDED JUNE 30, 2003


                                        GROSS ADVISORY   NET ADVISORY FEES     FUND EXPENSES
                                          FEES EARNED          PAID          WAIVED/REIMBURSED
FUND*                                     BY ADVISOR     AFTER FEE WAIVER       BY ADVISOR
-----                                   --------------   -----------------   -----------------
UBS Global Allocation Fund               $  1,904,093      $  1,893,790         $   10,303
UBS Global Equity Fund                   $  1,209,097      $    916,585         $  292,512
UBS Global Bond Fund                     $    320,858      $    146,386         $  174,472
UBS U.S. Large Cap Equity Fund*          $    639,283      $    416,651         $  222,632
UBS U.S. Large Cap Value Equity Fund*    $     43,630      $          0         $  105,155
UBS U.S. Large Cap Growth Fund           $     24,553      $          0         $  101,307
UBS U.S. Small Cap Growth Fund           $    372,057      $    246,184         $  125,873
UBS U.S. Bond Fund                       $    494,439      $    308,986         $  185,453
UBS High Yield Fund                      $    969,141      $    414,275         $  554,866
UBS International Equity Fund            $    697,060      $    513,674         $  183,386

----------

* The UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund had not commenced operations as of the time period indicated. Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

C. FISCAL YEAR ENDED JUNE 30, 2002


                                        GROSS ADVISORY   NET ADVISORY FEES    FUND EXPENSES
                                          FEES EARNED           PAID         WAIVED/REIMBURSED
FUND*                                     BY ADVISOR      AFTER FEE WAIVER      BY ADVISOR
-----                                   --------------   -----------------   -----------------
UBS Global Allocation Fund               $  1,319,471      $  1,319,471         $        0
UBS Global Equity Fund                   $    472,933      $    363,091         $  109,842
UBS Global Bond Fund                     $    280,606      $    181,843         $   98,763
UBS U.S. Large Cap Equity Fund*          $    870,376      $    713,473         $  156,903
UBS U.S. Large Cap Value Equity Fund*    $     24,925      $          0         $   83,469
UBS U.S. Large Cap Growth Fund           $     36,801      $          0         $   70,817
UBS U.S. Small Cap Growth Fund           $    390,240      $    288,428         $  101,812
UBS U.S. Bond Fund                       $    427,378      $    281,948         $  145,430
UBS High Yield Fund                      $    629,243      $    304,736         $  324,507
UBS International Equity Fund            $  1,121,694      $    953,127         $  168,567

----------

* The UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund had not commenced operations as of the time period indicated. Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

     At meetings of the Trust's Board of Trustees, the Trustees considered and approved for a period of one-year the continuation of the Agreements between the Trust and the Advisor on behalf of the Funds.

     In considering the continuance of the Advisory Agreements, the Trustees analyzed the nature, quality and scope of the Advisor's services, the revenues received and expenses incurred (actual and projected) by the Advisor in performing the services required under the Advisory Agreements and the cost allocation methods used in calculating such expenses. The Trustees considered the fees paid to the Advisor under the Advisory Agreements, as well as any compensation paid to the Advisor or its affiliates for other non-advisory services provided to the Funds, such as administrative services. In addition, the Trustees reviewed the Funds' fees and expense ratios in comparison to the fees and expenses of comparable funds. The Trustees also reviewed the Advisor's profitability in managing the Funds; possible economies of scale to the Advisor; and the ability of the Advisor to continue to perform the services contemplated under the Advisory Agreements.

     The Trustees also evaluated the performance of the Funds in comparison to the performance of funds with similar objectives and policies and the performance of the Funds' benchmark indices. With respect to Funds with short-term performance that lagged the performance of funds in their peer groups, the Trustees discussed the factors in portfolio composition and strategy with representatives of the Advisor that affected the performance of the Funds. The Trustees also evaluated: (i) the relevant investment advisory personnel at the Advisor, and the Advisor's in-house research capabilities, as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment advisory clients; and (ii) compliance with each Fund's investment restrictions, relevant tax and reporting requirements, and procedures of the Advisor with respect to possible conflicts of interest, including the Advisor's code of ethics, trade allocation procedures for its various investment advisory clients, and best execution procedures.

     The Trustees gave substantial consideration to the fees payable under the Advisory Agreements. In this regard, the Trustees evaluated the Advisor's profitability with respect to the Funds, including consideration of so-called "fallout benefits" to the Advisor or its affiliates, such as, for example, value derived from serving as investment advisor to the Funds, and the research services available to the Advisor by reason of brokerage commissions from other funds. The Trustees also considered the fact that each Fund instituted "breakpoints" in its advisory fee that will decrease the advisory fee payable to the Advisor as the Fund's assets increase. The Trustees also noted that the Advisor had agreed to contractual limits on expenses for most Funds. Based on these considerations and the overall high-quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Advisor, the Trustees concluded that the advisory fees paid under the Advisory Agreements were fair and reasonable, and the scope and quality of the Advisor's services to the Funds were consistent with the Funds' operational requirements and sufficient to approve the continuance of the Advisory Agreements between the Trust and the Advisor.

ADMINISTRATIVE, ACCOUNTING AND CUSTODY SERVICES

     ADMINISTRATIVE AND ACCOUNTING SERVICES. UBS Global AM, with its principal office located at 51 West 52nd Street, New York, New York 10019-6114, serves as the Funds' administrator. The Administrator is an indirect wholly-owned asset management subsidiary of UBS. The Administrator is an affiliate of the Advisor.

     As administrator, the Administrator supervises and manages all aspects (other than investment advisory activities) of the Trust's operations. Under the Administration Contract, the Administrator will not be liable for any error of judgement or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract terminates automatically upon its assignment and is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Funds' outstanding voting securities, on 60 days' written notice to the Administrator, or by the Administrator on 60 days' written notice to the Trust. Each Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of such Fund.

     J.P. Morgan Investors Services Co. ("J.P. Morgan") provides accounting, portfolio valuation and certain administrative services for the Funds under a Multiple Services Agreement between the Trust and JPMorgan Chase Bank ("JPMorgan Chase Bank"). J.P. Morgan is located at 73 Tremont Street, Boston, MA 02108-3913 and is a corporate affiliate of JPMorgan Chase.

     For the fiscal years ended June 30, 2004, 2003 and 2002, aggregate fees paid to the Administrator and JPMorgan Chase Bank for custody, administration, accounting and portfolio valuation services were as follows:


FUND*                                            2004          2003         2002
-----                                        ------------   ----------   ----------
UBS Global Allocation Fund                   $  1,727,871   $  327,783   $  122,893
UBS Global Equity Fund                       $    744,450   $  240,379   $   24,638
UBS Global Bond Fund                         $     92,148   $   70,740   $   13,136
UBS U.S. Large Cap Equity Fund*              $    174,503   $   97,655   $    3,315
UBS U.S. Large Cap Growth Fund               $      6,890   $    3,757   $      132
UBS U.S. Small Cap Growth Fund               $    175,374   $   40,362   $      976
UBS U.S. Large Cap Value Equity Fund*        $    127,576   $    8,478   $       89
UBS U.S. Bond Fund                           $    152,341   $  109,852   $    1,891
UBS High Yield Fund                          $    218,830   $  178,367   $    2,622
UBS International Equity Fund                $    177,513   $  145,959   $  112,865

----------

* The UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund had not commenced investment operations as of the time periods indicated. Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

     For the fiscal years ended June 30, 2004, 2003 and 2002, aggregate fees paid to PFPC Inc. for transfer agency services are set forth in the table below.


FUND*                                            2004          2003         2002
-----                                        ------------   ----------   ----------
UBS Global Allocation Fund                    $  490,672    $   83,645   $   5,480
UBS Global Equity Fund                        $  670,591    $  409,818   $   5,753
UBS Global Bond Fund                          $   26,427    $   16,128   $   6,848
UBS U.S. Large Cap Equity Fund*               $   14,292    $   11,167   $   5,381
UBS U.S. Large Cap Growth Fund                $    5,026    $    6,894   $   7,868
UBS U.S. Small Cap Growth Fund                $  102,075    $   12,678   $   7,797
UBS U.S. Large Cap Value Equity Fund*         $  168,896    $   11,894   $   8,585
UBS U.S. Bond Fund                            $   20,178    $   16,878   $   7,811
UBS High Yield Fund                           $  180,339    $  220,272   $  97,633
UBS International Equity Fund                 $    9,823    $   10,404   $   6,542

----------

* The UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund had not commenced investment operations as of the time periods indicated. Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

     CUSTODY SERVICES. JPMorgan Chase Bank, located at 270 Park Avenue, New York, New York 10017, provides custodian services for the securities and cash of the Funds. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made plus a per transaction fee for transactions during the period. JPMorgan Chase Bank utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

PRINCIPAL UNDERWRITING ARRANGEMENTS

     UBS Global AM (the "Underwriter") acts as the principal underwriter of each class of shares of the Funds pursuant to a Principal Underwriting Contract with the Trust. The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously. The Underwriter enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.

     Under separate plans pertaining to the Class A, Class B and Class C shares of the Funds adopted by the Trust in the manner prescribed under Rule 12b-1 under the Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and collectively, "Plans"), the Funds pay the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B Plan, the Funds pay the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the class of shares. Under the Class C Plan, the Funds pay the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.50% (for Fixed Income Funds) or 0.75% (for Equity Funds) of the average daily net assets of the class of shares. There is no distribution plan with respect to the Funds' Class Y shares and the Funds pay no service or distribution fees with respect to their Class Y shares.

     The Underwriter uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts including related overhead expenses.

     The Underwriter uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to dealers for selling each Fund's Class B and Class C shares, respectively, and to offset each Fund's marketing costs attributable to such classes, such as the preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. The Underwriter may also use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the Underwriter's distribution activities.

     The Underwriter receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

     The Plans and the Principal Underwriting Contract specify that the Funds must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the Underwriter's expenses for the Funds exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if the Underwriter's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be the Underwriter's sole responsibility and not that of the Funds. Annually, the Board reviews the Plans and the Underwriter's corresponding expenses for each class of shares of the Funds separately from the Plans and expenses of the other classes of shares.

     Among other things, each Plan provides that (1) the Underwriter will submit to the Board at least quarterly, and the Board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the approval by a majority of the outstanding voting securities of the relevant class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of Board members who are not "interested persons" of the Trust shall be committed to the discretion of the Board members who are not "interested persons" of the Trust.

     In reporting amounts expended under the Plans to the Board members, the Underwriter allocates expenses attributable to the sale of each class of the Funds' shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

CLASS A SERVICE FEES

     The table below shows the aggregate service fees paid by Class A shares of each Fund for the fiscal year ended June 30, 2004.


                                                  SERVICE FEES THE FUND
                                                   PAID TO (ACCRUED TO)
FUND                                                   UBS GLOBAL AM
----                                              ---------------------
UBS U.S. Bond Fund                                    $     82,193
UBS High Yield Fund                                   $    185,165
UBS U.S. Large Cap Equity Fund*                       $     15,146
UBS U.S. Large Cap Value Equity Fund*                 $    167,249
UBS U.S. Large Cap Growth Fund                        $      4,337
UBS U.S. Small Cap Growth Fund                        $    116,369
UBS Global Allocation Fund                            $  1,242,088
UBS Global Bond Fund                                  $     33,472
UBS Global Equity Fund                                $    306,832
UBS International Equity Fund                         $     12,140

----------

* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

     Amounts spent on behalf of each Fund's Class A shares pursuant to the Class A plan during the fiscal year ended June 30, 2004 are set forth below:


                                                                                                            INTEREST,
                                         PRINTING AND   COMPENSATION     COMPENSATION     COMPENSATION    CARRYING, OR
                                          MAILING OF         TO                TO           TO SALES     OTHER FINANCIAL
FUND                      ADVERTISING    PROSPECTUSES   UNDERWRITERS     BROKER-DEALERS     PERSONNEL        CHARGES       OTHER
----                      -----------    ------------   -------------   ---------------   ------------   ---------------   -----
UBS U.S. Bond Fund           $  0         $     378         $  0         $      6,604         $  0            $  0         $  0
UBS High Yield Fund          $  0         $   5,882         $  0         $     37,282         $  0            $  0         $  0
UBS U.S. Large Cap
   Equity Fund*              $  0         $      44         $  0         $     11,199         $  0            $  0         $  0
UBS U.S. Large Cap Value
   Equity Fund*              $  0         $   9,267         $  0         $     16,393         $  0            $  0         $  0
UBS U.S. Large Cap
   Growth Fund               $  0         $      71         $  0         $      1,662         $  0            $  0         $  0
UBS U.S. Small Cap
   Growth Fund               $  0         $   2,863         $  0         $     48,878         $  0            $  0         $  0
UBS Global Allocation
   Fund                      $  0         $  14,726         $  0         $  6,940,711         $  0            $  0         $  0
UBS Global Bond Fund         $  0         $     396         $  0         $     83,726         $  0            $  0         $  0
UBS Global Equity Fund       $  0         $  13,224         $  0         $     60,282         $  0            $  0         $  0
UBS International
   Equity Fund               $  0         $      46         $  0         $      9,746         $  0            $  0         $  0

----------

* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

CLASS B DISTRIBUTION AND SERVICE FEES

     The table below shows the aggregate distribution and/or service fees paid (or accrued) by Class B shares of each Fund for the fiscal year ended June 30, 2004.


                                                   DISTRIBUTION AND SERVICE FEES
                                                     THE FUND PAID TO (ACCRUED
FUND                                                     TO) UBS GLOBAL AM
----                                               -----------------------------
UBS U.S. Bond Fund                                         $     27,456
UBS High Yield Fund                                        $    103,968
UBS U.S. Large Cap Equity Fund*                            $      9,423
UBS U.S. Large Cap Value Equity Fund*                      $    149,431
UBS U.S. Large Cap Growth Fund                             $      3,629
UBS U.S. Small Cap Growth Fund                             $     87,017
UBS Global Allocation Fund                                 $  1,018,951
UBS Global Bond Fund                                       $     15,933
UBS Global Equity Fund                                     $  1,439,687
UBS International Equity Fund                              $      5,767

----------

* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

     Amounts spent on behalf of each Fund's Class B shares pursuant to the Class B plan during the fiscal year ended June 30, 2004 are set forth below:


                                                                                                            INTEREST,
                                         PRINTING AND   COMPENSATION     COMPENSATION     COMPENSATION    CARRYING, OR
                                          MAILING OF         TO                TO           TO SALES     OTHER FINANCIAL
FUND                      ADVERTISING    PROSPECTUSES   UNDERWRITERS     BROKER-DEALERS     PERSONNEL         CHARGES      OTHER
----                      -----------    ------------   -------------   ---------------   ------------   ---------------   -----
UBS U.S. Bond Fund           $  0         $      32         $  0         $    6,863           $  0            $  0         $  0
UBS High Yield Fund          $  0         $     826         $  0         $   25,992           $  0            $  0         $  0
UBS U.S. Large Cap
   Equity Fund*              $  0         $       7         $  0         $    2,356           $  0            $  0         $  0
UBS U.S. Large Cap Value
   Equity Fund*              $  0         $   2,073         $  0         $   37,359           $  0            $  0         $  0
UBS U.S. Large Cap
   Growth Fund               $  0         $      15         $  0         $      907           $  0            $  0         $  0
UBS U.S. Small Cap
   Growth Fund               $  0         $     537         $  0         $   21,817           $  0            $  0         $  0
UBS Global Allocation
   Fund                      $  0         $   3,020         $  0         $  254,738           $  0            $  0         $  0
UBS Global Bond Fund         $  0         $      47         $  0         $    3,983           $  0            $  0         $  0
UBS Global Equity Fund       $  0         $  15,512         $  0         $  359,922           $  0            $  0         $  0
UBS International
   Equity Fund               $  0         $       5         $  0         $    1,441           $  0            $  0         $  0

----------

* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

CLASS C DISTRIBUTION AND SERVICE FEES

     The table below shows the aggregate distribution and/or service fees paid (or accrued) by Class C shares of each Fund for the fiscal year ended June 30, 2004.


                                                  DISTRIBUTION AND SERVICE FEES
                                                    THE FUND PAID TO (ACCRUED
FUND                                                    TO) UBS GLOBAL AM
----                                              -----------------------------
UBS U.S. Bond Fund                                        $     19,216
UBS High Yield Fund                                       $    143,976
UBS U.S. Large Cap Equity Fund*                           $     13,947
UBS U.S. Large Cap Value Equity Fund*                     $    130,607
UBS U.S. Large Cap Growth Fund                            $      3,369
UBS U.S. Small Cap Growth Fund                            $     66,785
UBS Global Allocation Fund                                $  3,487,598
UBS Global Bond Fund                                      $     26,484
UBS Global Equity Fund                                    $    908,298
UBS International Equity Fund                             $      8,773

----------

* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

     Amounts spent on behalf of each Fund's Class C shares pursuant to the Class C plan during the fiscal year ended June 30, 2004 are set forth below:


                                                                                                            INTEREST,
                                         PRINTING AND   COMPENSATION     COMPENSATION     COMPENSATION    CARRYING, OR
                                          MAILING OF         TO                TO           TO SALES     OTHER FINANCIAL
FUND                      ADVERTISING    PROSPECTUSES   UNDERWRITERS     BROKER-DEALERS     PERSONNEL         CHARGES      OTHER
----                      -----------    ------------   -------------   ---------------   ------------   ---------------   -----
UBS U.S. Bond Fund           $  0         $      29         $  0         $      7,908         $  0            $  0         $  0
UBS High Yield Fund          $  0         $   1,525         $  0         $     49,804         $  0            $  0         $  0
UBS U.S. Large Cap
   Equity Fund*              $  0         $      10         $  0         $      6,409         $  0            $  0         $  0
UBS U.S. Large Cap Value
   Equity Fund*              $  0         $   1,809         $  0         $     32,652         $  0            $  0         $  0
UBS U.S. Large Cap
   Growth Fund               $  0         $      14         $  0         $        842         $  0            $  0         $  0
UBS U.S. Small Cap
   Growth Fund               $  0         $     411         $  0         $     18,598         $  0            $  0         $  0
UBS Global Allocation
   Fund                      $  0         $  10,336         $  0         $  1,691,836         $  0            $  0         $  0
UBS Global Bond Fund         $  0         $     104         $  0         $     13,840         $  0            $  0         $  0
UBS Global Equity Fund       $  0         $   9,787         $  0         $    229,358         $  0            $  0         $  0
UBS International
   Equity Fund               $  0         $       8         $  0         $      4,830         $  0            $  0         $  0

----------

* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

     In approving the Class A Plan, the Class B Plan and the Class C Plan, the Board considered all the features of the distribution system and the anticipated benefits to the Funds and their shareholders. With regard to each Plan, the Board considered (1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, (2) the services provided to the Funds and their shareholders by the Underwriter,
(3) the services provided by dealers pursuant to each dealer agreement with the Underwriter, and (4) the Underwriter shareholder service-related and, where applicable, distribution-related expenses and costs. With respect to the Class B Plan, the Board also recognized that the Underwriters' willingness to compensate dealers without the concomitant receipt by the Underwriter of initial sales charges was conditioned upon its expectation of being compensated under the Class B Plan.

     With respect to each Plan, the Board considered all compensation that the Underwriter would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The Board also considered the benefits that would accrue to the Underwriter under each Plan in that the Underwriter would receive service, distribution, advisory and administrative fees that are calculated based upon a percentage of the average net assets of the Funds, which fees would increase if the Plans were successful and the Funds attained and maintained significant asset levels.

     Under the Principal Underwriting Contract, UBS Global AM earned the following approximate amounts of sales charges in connection with the sale of shares, and retained the following approximate amounts, net of concessions to dealers:

CLASS A -- FISCAL YEAR ENDED JUNE 30, 2004


                                                       SALES CHARGE REVENUE
                                                  ------------------------------
                                                     AMOUNT      AMOUNT RETAINED
                                                  PAID TO UBS        BY UBS
FUND                                                GLOBAL AM       GLOBAL AM
----                                              ------------   ---------------
UBS Global Allocation Fund                        $  9,285,958    $  2,345,247
UBS Global Equity Fund                            $     67,511    $      7,229
UBS Global Bond Fund                              $     95,550    $     11,824
UBS U.S. Large Cap Equity Fund*                   $     14,111    $      2,912
UBS U.S. Large Cap Value Equity Fund*             $     17,886    $      1,493
UBS U.S. Large Cap Growth Fund                    $      1,829    $        167
UBS U.S. Small Cap Growth Fund                    $     53,857    $      4,979
UBS U.S. Bond Fund                                $      7,431    $        827
UBS High Yield Fund                               $     41,653    $      4,371
UBS International Equity Fund                     $     10,425    $        679

----------

* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

CLASS B -- FISCAL YEAR ENDED JUNE 30, 2004


                                                          CDSC REVENUE
                                                  ------------------------------
                                                     AMOUNT      AMOUNT RETAINED
                                                  PAID TO UBS        BY UBS
FUND                                               GLOBAL AM        GLOBAL AM
----                                              ------------   ---------------
UBS Global Allocation Fund                         $  145,319      $  145,319
UBS Global Equity Fund                             $  365,755      $  365,755
UBS Global Bond Fund                               $    7,202      $    7,202
UBS U.S. Large Cap Equity Fund*                    $      289      $      289
UBS U.S. Large Cap Value Equity Fund*              $   34,674      $   34,674
UBS U.S. Large Cap Growth Fund                     $      354      $      354
UBS U.S. Small Cap Growth Fund                     $   41,422      $   41,422
UBS U.S. Bond Fund                                 $   11,233      $   11,233
UBS High Yield Fund                                $   30,676      $   30,676
UBS International Equity Fund                      $    1,187      $    1,187

----------

* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

CLASS C -- FISCAL YEAR ENDED JUNE 30, 2004


                                                     SALES CHARGE REVENUE             CDSC REVENUE
                                                  -------------------------   -----------------------------
                                                  AMT. PAID    AMT RETAINED     AMOUNT      AMOUNT RETAINED
                                                    TO UBS        BY UBS      PAID TO UBS       BY UBS
FUND                                              GLOBAL AM     GLOBAL AM      GLOBAL AM       GLOBAL AM
----                                              ----------   ------------   -----------   ---------------
UBS Global Allocation Fund                        $  819,937    $       --    $  120,286      $  120,286
UBS Global Equity Fund                            $    2,283    $       --    $    8,929      $    8,929
UBS Global Bond Fund                              $    5,012    $       --    $    3,387      $    3,387
UBS U.S. Large Cap Equity Fund*                   $    2,922    $       --    $       41      $       41
UBS U.S. Large Cap Value Equity Fund*             $       --    $       --    $      414      $      414
UBS U.S. Large Cap Growth Fund                    $       --    $       --    $    1,000      $    1,000
UBS U.S. Small Cap Growth Fund                    $    1,902    $       --    $    2,605      $    2,605
UBS U.S. Bond Fund                                $    1,503    $       --    $    2,145      $    2,145
UBS High Yield Fund                               $    1,812    $       --    $    2,089      $    2,089
UBS International Equity Fund                     $    2,636    $       --    $      632      $      632

----------

* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

CLASS A -- FISCAL YEAR ENDED JUNE 30, 2003

                                                       SALES CHARGE REVENUE
                                                  ------------------------------
                                                      AMOUNT     AMOUNT RETAINED
                                                   PAID TO UBS       BY UBS
FUND                                                 GLOBAL AM      GLOBAL AM
----                                              ------------   ---------------
UBS Global Allocation Fund                         $  2,063,969   $  1,845,095
UBS Global Equity Fund                             $     34,149   $     29,737
UBS Global Bond Fund                               $    128,673   $    112,931
UBS U.S. Large Cap Equity Fund*                    $      1,315   $      1,075
UBS U.S. Large Cap Value Equity Fund*              $      8,365   $      7,612
UBS U.S. Large Cap Growth Fund                     $     29,804   $     27,121
UBS U.S. Small Cap Growth Fund                     $     15,008   $     13,645
UBS U.S. Bond Fund                                 $     35,875   $     31,277
UBS High Yield Fund                                $     31,414   $     27,840
UBS International Equity Fund                      $      2,205   $        186

----------

* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

CLASS B -- FISCAL YEAR ENDED JUNE 30, 2003

                                                          CDSC REVENUE
                                                  -----------------------------
                                                    AMOUNT      AMOUNT RETAINED
                                                  PAID TO UBS        BY UBS
FUND                                               GLOBAL AM       GLOBAL AM
----                                              -----------   ---------------
UBS Global Allocation Fund                        $   14,878      $   14,878
UBS Global Equity Fund                            $  123,306      $  123,306
UBS Global Bond Fund                              $    5,494      $    5,494
UBS U.S. Large Cap Equity Fund*                   $      303      $      303
UBS U.S. Large Cap Value Equity Fund*             $    1,588      $    1,588
UBS U.S. Large Cap Growth Fund                    $      138      $      138
UBS U.S. Small Cap Growth Fund                    $    2,004      $    2,004
UBS U.S. Bond Fund                                $   13,659      $   13,659
UBS High Yield Fund                               $   32,662      $   32,662
UBS International Equity Fund                     $      244      $      244

----------

* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

CLASS C -- FISCAL YEAR ENDED JUNE 30, 2003

                                                       SALES CHARGE REVENUE                 CDSC REVENUE
                                                  ------------------------------   -----------------------------
                                                                 AMOUNT RETAINED                 AMOUNT RETAINED
                                                   PAID TO UBS       BY UBS        PAID TO UBS       BY UBS
FUND                                                GLOBAL AM       GLOBAL AM       GLOBAL AM       GLOBAL AM
----                                              ------------   ---------------   -----------   --------------
UBS Global Allocation Fund                        $  1,115,848        $  0          $  7,378        $  7,378
UBS Global Equity Fund                            $      5,949        $  0          $  3,621        $  3,621
UBS Global Bond Fund                              $     28,161        $  0          $      0        $      0
UBS U.S. Large Cap Equity Fund                    $      7,202        $  0          $    164        $    164
UBS U.S. Large Cap Value Equity Fund              $      1,910        $  0          $  2,035        $  2,035
UBS U.S. Large Cap Growth Fund                    $        720        $  0          $    184        $    184
UBS U.S. Small Cap Growth Fund                    $      4,030        $  0          $    163        $    163
UBS U.S. Bond Fund                                $     16,566        $  0          $  1,137        $  1,137
UBS High Yield Fund                               $      8,134        $  0          $    196        $    196
UBS International Equity Fund                     $      6,197        $  0          $  4,139        $  4,139

----------

* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

CLASS A -- FISCAL YEAR ENDED JUNE 30, 2002

                                                      SALES CHARGE REVENUE
                                                  -----------------------------
                                                                AMOUNT RETAINED
                                                  PAID TO UBS       BY UBS
FUND                                               GLOBAL AM       GLOBAL AM
----                                              -----------   ---------------
UBS U.S. Bond Fund                                 $  73,631      $  11,327
UBS High Yield Fund                                $  39,926      $   5,420
UBS U.S. Large Cap Equity Fund*                    $  17,321      $   2,067
UBS U.S. Large Cap Value Equity Fund*              $  10,671      $   1,632
UBS U.S. Large Cap Growth Fund                     $   1,279      $     121
UBS U.S. Small Cap Growth Fund                     $   5,878      $     531
UBS Global Allocation Fund                         $  17,280      $   2,940
UBS Global Bond Fund                               $   2,061      $     274
UBS Global Equity Fund                             $  11,483      $   1,114
UBS International Equity Fund                      $  51,215      $   9,024

----------

* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

CLASS B -- FISCAL YEAR ENDED JUNE 30, 2002

                                                          CDSC REVENUE
                                                  -----------------------------
                                                    AMOUNT      AMOUNT RETAINED
                                                  PAID TO UBS        BY UBS
FUND                                               GLOBAL AM       GLOBAL AM
----                                              -----------   ---------------
UBS U.S. Bond Fund                                 $       0       $       0
UBS High Yield Fund                                $       0       $       0
UBS U.S. Large Cap Equity Fund*                    $       0       $       0
UBS U.S. Large Cap Value Equity Fund*              $       0       $       0
UBS U.S. Large Cap Growth Fund                     $       0       $       0
UBS U.S. Small Cap Growth Fund                     $       0       $       0
UBS Global Allocation Fund                         $       0       $       0
UBS Global Bond Fund                               $  32,671       $  32,671
UBS Global Equity Fund                             $  42,876       $  42,876
UBS International Equity Fund                      $       0       $       0

----------

* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

CLASS C -- FISCAL YEAR ENDED JUNE 30, 2002

                                                       SALES CHARGE REVENUE                 CDSC REVENUE
                                                  ------------------------------   ----------------------------
                                                                AMOUNT RETAINED      AMOUNT     AMOUNT RETAINED
                                                   PAID TO UBS      BY UBS        PAID TO UBS       BY UBS
FUND                                                GLOBAL AM      GLOBAL AM       GLOBAL AM       GLOBAL AM
----                                              ------------  ---------------   -----------   ---------------
UBS U.S. Bond Fund                                 $  5,789          $  0          $  2,951        $  2,951
UBS High Yield Fund                                $  8,618          $  0          $    344        $    344
UBS U.S. Large Cap Equity Fund*                    $    551          $  0          $      0        $      0
UBS U.S. Large Cap Value Equity Fund*              $  1,517          $  0          $      0        $      0
UBS U.S. Large Cap Growth Fund                     $    303          $  0          $      0        $      0
UBS U.S. Small Cap Growth Fund                     $  2,544          $  0          $      0        $      0
UBS Global Allocation Fund                         $  5,122          $  0          $      0        $      0
UBS Global Equity Fund                             $  2,673          $  0          $    118        $    118
UBS International Equity Fund                      $    547          $  0          $      0        $      0

----------

* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

TRANSFER AGENCY SERVICES

     PFPC Inc. ("PFPC"), a subsidiary of PNC Bank, N.A., serves as the Trust's transfer and dividend disbursing agent. It is located at 760 Moore Road, King of Prussia, PA 19406.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP, New York, New York, is the independent registered public accounting firm of the Trust.

LEGAL COUNSEL

     Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and the Non-Interested Trustees.

PERSONAL TRADING POLICIES

     The Trust, the Advisor and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Global Asset Management (including all employees of the Advisor and Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

     Under the Code of Ethics, Covered Persons are prohibited from: (i) knowingly buying, selling or transferring any security (subject to narrow exceptions) within five calendar days before or after that same security, or an equivalent security, is purchased or sold by the Funds; (ii) entering into a net short position with respect to any security that is held by the Funds; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures; and (iv) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

     In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested Trustee and any securities accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered Person or Interested Trustee (Non-Interested Trustees are not required to file this report); and (2) quarterly reports of security investment transactions and new securities accounts. Non-Interested Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Funds, or was being considered for purchase or sale by the Funds.

     A copy of the Code of Ethics has been filed with and is available through the Commission.

PROXY VOTING POLICIES

     The Board of Trustees believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS Global AM (Americas). Following is a summary of UBS Global AM (Americas)'s proxy voting policy.

     You may obtain information about the Fund's proxy voting decisions, without charge, online on the Trust's website (www.ubs.com/ubsglobalam-proxy) or the EDGAR database on the SEC's website (www.sec.gov).

     The proxy voting policy of UBS Global AM (Americas) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM (Americas)'s proxy voting policy.

     When UBS Global AM (Americas)'s view of a company's management is favorable, UBS Global AM (Americas) generally supports current management initiatives. When UBS Global AM (Americas)'s view is that changes to the management structure would probably increase shareholder value, UBS Global AM (Americas) may not support existing management proposals. In general, UBS Global AM (Americas): (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and
(5) believes that appropriate steps should be taken to ensure the independence of the registered public accounting firm.

     UBS Global AM (Americas) has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM (Americas) is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

BANK LINE OF CREDIT

As of September 10, 2003, the Funds participate with funds managed by UBS Global AM in a $50 million committed credit facility (the "Current Credit Facility") with JPMorgan Chase Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes. Under the Current Credit Facility arrangement, the Funds have agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds participating in the credit facility.
 Interest is charged to each fund at rates based on prevailing market rates at the time of borrowings.

Prior to September 10, 2003, the Funds participated with other funds managed, advised or sub-advised by the Advisor or its affiliated in a $300 million committed credit facility (the "Prior Credit Facility") with UBS AG, Stamford Branch, utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes. Under the Prior Credit Facility arrangement, each Fund agreed to pay a commitment fee, pro rata, based on the relative asset size of the Funds in the Prior Credit Facility. Interest was charged to each Fund at rates based on prevailing market rates in effect at the time of borrowings.

Set forth in the table below are the combined average borrowings, combined number of days outstanding of loans, and the combined interest amounts paid for the Funds that utilized the Current Credit Facility and the Prior Credit Facility for the fiscal period ended June 30, 2004. Also set forth below are the combined commitment fees paid by the Funds to JPMorgan Chase Bank and UBS AG, Stamford Branch, for the fiscal period ended June 30, 2004.


                                                                             AVERAGE    NUMBER OF DAYS  INTEREST
FUND                                                                       BORROWINGS     OUTSTANDING     PAID
----                                                                      ------------  --------------  --------
UBS Global Allocation Fund                                                $  3,308,250         7        $   427
UBS Global Equity Fund                                                    $ 26,950,000         3        $ 3,414
UBS High Yield Fund                                                       $  9,329,947        12        $ 5,460
UBS International Equity Fund                                             $  5,367,160        10        $ 2,308


                                                                                                    COMMITMENT
FUND                                                                                                 FEES PAID
----                                                                                                -----------
UBS Global Allocation Fund                                                                           $  16,515
UBS Global Equity Fund                                                                               $   5,439
UBS Global Bond Fund                                                                                 $     768
UBS International Equity                                                                             $   1,417
UBS U.S. Large Cap Equity Fund                                                                       $   1,913
UBS U.S. Bond Fund                                                                                   $   1,577
UBS High Yield Fund                                                                                  $   2,319
UBS U.S. Large Cap Growth Fund                                                                       $      76
UBS U.S. Small Cap Growth Fund                                                                       $   1,912
UBS U.S. Large Cap Value Equity Fund                                                                 $   1,523


                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     The Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Funds invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. Under its advisory agreements with the Funds, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for the Funds.

     The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Funds, as to which the Advisor exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Funds, to the Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Advisor to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Funds by supplementing the Advisor's research.

     The Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Funds effect their securities transactions may be used by the Advisor in servicing all of their accounts; not all such services may be used in connection with the Funds. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds). The Advisor will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and another. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

     When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the Advisor or the Funds. The Funds may purchase securities in certain underwritten offerings for which an affiliate of the Funds or the Advisor may act as an underwriter. The Funds may effect futures transactions through, and pay commissions to, futures commission merchants who are affiliated with the Advisor or the Funds in accordance with procedures adopted by the Board.

     The Funds incurred brokerage commissions as follows:

                                                                        FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                                           ENDED           ENDED           ENDED
FUND*                                                                  JUNE 30, 2002   JUNE 30, 2003   JUNE 30, 2004
-----                                                                  -------------   -------------   -------------
UBS Global Allocation Fund1                                            $     204,592   $     371,998   $   1,164,752
UBS Global Equity Fund                                                 $     159,779   $     613,536   $     688,384
UBS Global Bond Fund                                                   $           0   $           0   $           0
UBS U.S. Large Cap Equity Fund**                                       $     215,221   $     104,679   $     180,049
UBS U.S. Large Cap Value Equity Fund(1)**                              $       4,960   $       9,790   $     279,755
UBS U.S. Large Cap Growth Fund                                         $      11,390   $       8,612   $      14,695
UBS U.S. Small Cap Growth Fund(1)                                      $      63,449   $      94,635   $     348,140
UBS U.S. Bond Fund                                                     $           0   $           0   $           0
UBS High Yield Fund(2)                                                 $           0   $      11,316   $           0
UBS International Equity Fund(2)                                       $     290,289   $     560,437   $     143,741

----------

* The UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund had not commenced operations as of the time periods indicated.
** Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

(1) The increase in brokerage commissions paid was due to an increase in assets.
(2) The decline in brokerage commissions paid was due to market conditions and a decline in assets.

     For the fiscal year ended June 30, 2002, the UBS Global Allocation Fund, UBS Global Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund and UBS U.S. Large Cap Value Equity Fund paid brokerage commissions to UBS Securities, LLC, an affiliate of the Advisor and Underwriter, as follows:


                                                                                                 AGGREGATE
                                                                                             DOLLAR AMOUNT OF
                                                                                             COMMISSIONS PAID
FUND                                                                                      TO UBS SECURITIES, LLC
----                                                                                      ----------------------
UBS Global Allocation Fund                                                                       $ 17,191
UBS Global Equity Fund                                                                           $  7,935
UBS U.S. Large Cap Equity Fund*                                                                  $ 50,669
UBS U.S. Large Cap Growth Fund                                                                   $    725
UBS U.S. Large Cap Value Equity Fund*                                                            $    115

----------

* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

     For the fiscal year ended June 30, 2003, the UBS Global Allocation Fund, UBS Global Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large Cap Growth Fund and UBS U.S. Small Cap Growth Fund paid brokerage commissions to UBS Securities, LLC, an affiliate of the Advisor and Underwriter, as follows:


                                                    AGGREGATE
                                                DOLLAR AMOUNT OF         % OF AGGREGATE          % OF AGGREGATE
                                                COMMISSIONS PAID        COMMISSIONS PAID       DOLLAR AMOUNT PAID
FUND                                         TO UBS SECURITIES, LLC  TO UBS SECURITIES, LLC  TO UBS SECURITIES, LLC
----                                         ----------------------  ----------------------  ----------------------
UBS Global Allocation Fund                          $  37,064                    9.96%                  0.13%
UBS Global Equity Fund                              $ 187,694                   30.59%                  0.09%
UBS U.S. Large Cap Equity Fund*                     $  27,230                   26.01%                  0.15%
UBS U.S. Large Cap Value Equity Fund*               $     920                    9.39%                  0.10%
UBS U.S. Large Cap Growth Fund                      $     684                    7.94%                  0.19%
UBS U.S. Small Cap Growth Fund                      $   6,631                    7.01%                  0.11%

----------

* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

     For the fiscal year ended June 30, 2004, the UBS Global Allocation Fund, UBS Global Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund and UBS International Equity Fund paid brokerage commissions to UBS Securities, LLC, an affiliate of the Advisor and Underwriter, as follows:


                                                   AGGREGATE
                                                DOLLAR AMOUNT OF         % OF AGGREGATE          % OF AGGREGATE
                                                COMMISSIONS PAID        COMMISSIONS PAID       DOLLAR AMOUNT PAID
FUND                                         TO UBS SECURITIES, LLC  TO UBS SECURITIES, LLC  TO UBS SECURITIES, LLC
----                                         ----------------------  ----------------------  ----------------------
UBS Global Allocation Fund                          $  38,178                   3.28%                  0.28%
UBS Global Equity Fund                              $  13,774                   2.00%                  0.13%
UBS U.S. Large Cap Equity Fund*                     $   5,759                   3.20%                  0.14%
UBS U.S. Large Cap Value Equity Fund*               $   7,485                   2.68%                  0.14%
UBS U.S. Large Cap Growth Fund                      $     699                   4.76%                  0.12%
UBS U.S. Small Cap Growth Fund                      $  12,138                   3.49%                  0.07%
UBS International Equity Fund                       $     372                   0.26%                  0.12%

----------

* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

     For the fiscal year ended June 30, 2004, the Trust, the Advisor had no agreements or understandings with a broker, or otherwise through an internal allocation procedure, to cause the Funds' brokerage transactions to be directed to a broker because of research services provided.

PORTFOLIO TURNOVER

     The Funds are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of each Fund's respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund's investment objective.

     The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

     Under normal circumstances, the portfolio turnover rate for the UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large Cap Growth Fund and UBS International Equity Fund is not expected to exceed 100%. The portfolio turnover rates for the UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund may exceed 100%, and in some years, 200%. The portfolio turnover rate for the UBS U.S. Small Cap Growth Fund may exceed 150%, and for the UBS U.S. Bond Fund, the portfolio turnover rate may exceed 100% and in some years, 300%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds and ultimately by the Funds' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

     The portfolio turnover rate of each Fund for the fiscal years ended June 30, 2003 and 2004 was as follows:


                                                        FISCAL YEAR      FISCAL YEAR
                                                           ENDED            ENDED
FUND                                                   JUNE 30, 2003    JUNE 30, 2004
----                                                   -------------    -------------
UBS Global Allocation Fund                                  66%               78%
UBS Global Equity Fund                                     206%               50%
UBS Global Bond Fund                                       145%              186%
UBS U.S. Large Cap Equity Fund*                             33%               43%
UBS U.S. Large Cap Value Equity Fund*                       59%              170%
UBS U.S. Large Cap Growth Fund                              86%              102%
UBS U.S. Small Cap Growth Fund                              69%               75%
UBS U.S. Bond Fund                                         180%              137%
UBS High Yield Fund                                         71%               80%
UBS International Equity Fund                              120%              108%


----------
* Effective February 2, 2004, the UBS U.S. Equity Fund changed its name to the UBS U.S. Large Cap Equity Fund and the UBS U.S. Value Equity Fund changed its name to the UBS U.S. Large Cap Value Equity Fund.

                          SHARES OF BENEFICIAL INTEREST

     The Trust currently offers four classes of shares for each Fund: the UBS Fund -- Class A (the Class A shares), UBS Fund -- Class B (the Class B shares), UBS Fund -- Class C (the Class C shares) and UBS Fund -- Class Y (the Class Y shares). Class B shares include Sub-Class B-1 shares, Sub-Class B-2 shares, Sub-Class B-3 shares, and Sub-Class B-4 shares. Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the applicable Fund and has identical voting, dividend, redemption, liquidation, and other rights and preferences as the other class of that Fund, except that only the Class A shares may vote on any matter affecting the Class A Plan. Similarly, only
Class B shares and Class C shares may vote on matters that affect only the Class B Plan and Class C Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters, including changes to a Fund's fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreements and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Funds do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Funds into a greater or lesser number of shares so affected. In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution out of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by a Fund.

     On any matters affecting only one Fund or class, only the shareholders of that Fund or class are entitled to vote. On matters relating to the Trust but affecting the Funds differently, separate votes by the affected Funds or classes are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund or class, the matter shall have been effectively acted upon with respect to any Fund or class if a majority of the outstanding voting securities of that Fund or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Fund or class; and (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

     The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Funds. In addition, subject to certain conditions, shareholders of each Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

       REDUCED SALES CHARGES, ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

SALES CHARGE REDUCTIONS AND WAIVERS

     WAIVERS OF SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

     - Acquire shares in connection with a reorganization pursuant to which the fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund;

     - Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus; or

     - Acquire shares in connection with shares purchased by UBS Global AM or any affiliate on behalf of a discretionary advisory client.

     REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax

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basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes -- Special Rule for Class A Shareholders," below.

     PURCHASES OF CLASS A SHARES THROUGH THE UBS FINANCIAL SERVICES INC. INSIGHTONE(SM) PROGRAM. Investors who purchase shares through the UBS Financial Services Inc. InsightOne(SM) Program are eligible to purchase Class A shares of the funds for which the Underwriter serves as investment advisor or investment manager without a sales load, and may exchange those shares for Class A shares of the Funds. The UBS Financial Services Inc. InsightOne(SM) Program offers a nondiscretionary brokerage account to UBS Financial Services Inc. clients for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.

     PAYMENTS BY UBS GLOBAL AM -- CLASS B SHARES. For purchases of Class B shares in amounts of less than $100,000, your broker is paid an up-front commission equal to 4% of the amount sold. For purchases of Class B shares in amounts of $100,000 up to $249,999, your broker is paid an up-front commission of 3.25%, and in amounts of $250,000 to $499,999, your broker is paid an up-front commission equal to 2.5% of the amount sold. For purchases of Class B shares in amounts of $500,000 to $999,999, your broker is paid an up-front commission equal to 1.75% of the amount sold.

     PAYMENTS BY UBS GLOBAL AM -- CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. As distributor of the Class Y shares, the Underwriter may, from time to time, make payments out of its own resources to dealers who sell Class Y shares of the Family Funds to shareholders who buy $10 million or more at any one time.

     PURCHASES OF SHARES THROUGH THE PACE(SM) MULTI ADVISOR PROGRAM. An investor who participates in the PACE(SM) Multi Advisor Program is eligible to purchase Class A shares. The PACE(SM) Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE(SM) Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of UBS Financial Services Inc. and its affiliates are entitled to a waiver of this fee. Please contact your UBS Financial Services Inc. Financial Advisor or UBS Financial Services Inc. correspondent firms for more information concerning mutual funds that are available through the PACESM Multi Advisor Program. Shareholders who owned Class Y shares of a Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that Fund through the program.

ADDITIONAL INFORMATION REGARDING PURCHASES THROUGH LETTER OF INTENT

     To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's investment professional and UBS Global Asset Management, as applicable, in accordance with the prospectus.

     Letters of Intent are not available for certain employee benefit plans.

     ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of a Fund may be exchanged for shares of the corresponding class of other Funds and most other Family Funds. Class Y shares are not eligible for exchange.

     Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

     The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board, result in the necessity of a Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the

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Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of a Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Fund computes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Funds, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Funds by nature of a greater than 5% ownership interest in the Funds.

     A Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

     FINANCIAL INSTITUTIONS. The Funds may authorize financial institutions, or their agents, to accept on the Funds' behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The Funds will be deemed to have received these purchase and redemption orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on a Fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

     AUTOMATIC INVESTMENT PLAN -- CLASS A, CLASS B AND CLASS C SHARES. The Underwriter or your investment professional offers an automatic investment plan with a minimum initial investment of $1,000 through which a Fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the Fund's Class A, Class B or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

AUTOMATIC CASH WITHDRAWAL PLAN -- CLASS A, CLASS B, AND CLASS C

     The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

     - Class A and Class C shares. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

     - Class B shares. Minimum value of Fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

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     Withdrawals under the Automatic Cash Withdrawal Plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the Fund account when the shareholder signed up for the plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the plan.

     An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the shareholder elects to participate in the Automatic Cash Withdrawal Plan), less aggregate redemptions made other than pursuant to the Automatic Cash Withdrawal Plan, is less than the minimum values specified above. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly and semi-annual plans, your investment professional will arrange for redemption by a Fund of sufficient Fund shares to provide the withdrawal payments specified by participants in the Automatic Cash Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Net Asset Value") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the Automatic Cash Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish an Automatic Cash Withdrawal Plan from their investment professionals or PFPC at 1-800-647-1568.

INDIVIDUAL RETIREMENT ACCOUNTS

     Self-directed IRAs are available in which purchases of shares of Family Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

TRANSFER OF ACCOUNTS

     If investors holding Class A, Class B, Class C or Class Y shares of a Fund in a brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with PFPC. However, if the other firm has entered into a dealer agreement with the Underwriter relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

TRANSFER OF SECURITIES

     At the discretion of the Trust, investors may be permitted to purchase
Fund shares by transferring securities to a Fund that meet the Fund's investment objective and policies. Securities transferred to a Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Fund in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

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                          CONVERSION OF CLASS B SHARES

     Class B shares of a Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Net Asset Value") of the month in which the sixth, fourth, third, or second anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through the exchange, or a series of exchanges the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

                                 NET ASSET VALUE

     Each Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is open for trading every day (each such day a "Business Day") except Saturdays, Sundays, and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market ("Nasdaq") normally are valued at the Nasdaq Official Closing Price ("NOCP"); other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below). Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of the Advisor, the fair value of the security. Where those market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the Board. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the Board determines that this does not represent fair value.

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                                    TAXATION

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

     DISTRIBUTIONS OF NET INVESTMENT INCOME. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which income dividends may be paid to you. The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, any income dividends a Fund pays are taxable to you as ordinary income, except that, a portion of the income dividends designated by certain Funds will be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates.

     CAPITAL GAIN DISTRIBUTIONS. A Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on a Fund.

     INVESTMENTS IN FOREIGN SECURITIES. The next four paragraphs describe tax considerations that are applicable to a Fund's investments in foreign securities.

     EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

     PASS-THROUGH OF FOREIGN TAX CREDITS. If more than 50% of a Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

     You should also be aware that use of foreign dividends, designated by a Fund as dividends from qualifying foreign corporations and subject to reduced rates of taxation on qualified dividend income, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

     EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE A FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF A FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in a Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

     PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, a Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation

                                       77
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dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.
     INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS. Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

     ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each Fund has elected and qualified, or intends to elect and qualify, to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally will pay no federal income tax on the income and gains it distributes to you. The Board reserves the right not to elect or maintain regulated investment company status for a Fund if the Board determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

     EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

     -  98% of its taxable ordinary income earned during the calendar year;

     - 98% of its capital gain net income earned during the twelve month period ending October 31; and

     - 100% of any undistributed amounts of these categories of income or gain from the prior year.

     Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF SHARES

     REDEMPTIONS. Redemptions (including redemptions in-kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Family Fund, the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

     REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

     SPECIAL RULE FOR CLASS A, B AND C SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges shares of a Fund within 90 days of purchase and subsequently acquires shares of the Fund or another Family Fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis in the Fund or Family Fund shares subsequently acquired.

     WASH SALES. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

     U.S. GOVERNMENT SECURITIES. The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund

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dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

     QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS. For individual shareholders, it is anticipated that a portion of the income dividends paid by certain Funds will be qualified dividend income eligible for taxation at long-term capital gain rates. This reduced rate of taxation generally is available for dividends paid by a Fund out of income earned on its investment in:

     -  domestic corporations, and

     -  qualified foreign corporations, including:

        -   corporations incorporated in a possession of the U.S.,

        - corporations eligible for income tax treaty benefits with the U.S. under treaties determined by the Treasury Department to be qualified, and

        -   corporations whose stock is traded on domestic securities exchange.

     Dividends from corporations exempt from tax, dividends from passive foreign investment companies (PFICs), and dividends paid from interest earned by the Fund on debt securities generally will not qualify for this favorable tax treatment.

     Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

     While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

     After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

     DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. For corporate shareholders, it is anticipated that a portion of the dividends paid by certain Funds will qualify for the dividends-received deduction, provided certain holding period requirements are met. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. The dividends-received deduction is available only with respect to dividends designated by a Fund as qualifying for this treatment. Qualifying dividends generally are limited to dividends of domestic corporations. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

     INVESTMENT IN COMPLEX SECURITIES. A Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these

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investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:

     DERIVATIVES. If a Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

     CONSTRUCTIVE SALES. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

     TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

     SECURITIES PURCHASED AT DISCOUNT. A Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

     SHORT SALES AND SECURITIES LENDING TRANSACTIONS. The Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

     NON-U.S. SHAREHOLDERS. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

     The United Sates imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends. Capital gain dividends paid by a Fund from long-term capital gains are generally exempt from withholding. The American Jobs Creation Act of 2004 also exempts from withholding dividends paid by a Fund from interest income and short-term capital gains to the extent such income would be exempt if earned directly by the non-U.S. shareholder. Thus, capital gain dividends paid by a Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless the gain is effectively connected with the conduct of a trade or business in the United States or you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

     Similarly, interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another RIC.

     The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

     The American Jobs Creation Act of 2004 also provides a partial exemption from U.S estate tax for stock in a Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

     Special U.S. tax certification requirements apply to non-U.S. Shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other Form W-8 if applicable) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

     You should consult your tax advisor about the federal, state, local or foreign tax consequences of an investment in a Fund.

                            PERFORMANCE CALCULATIONS

     From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

     To help investors better evaluate how an investment in the Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Lehman Brothers Treasury Index; Salomon Smith Barney Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

     The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Funds' calculations of yield or total return.

     Performance information for the various classes of shares of each Fund will vary due to the effect of expense ratios on the performance calculations.

                    FINANCIAL STATEMENTS AND REPORTS OF
               INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Funds' financial statements for the fiscal year ended June 30, 2004 and the reports thereon of August 18, 2004, which are contained in the Funds' Annual Reports dated June 30, 2004 (as filed with the SEC on September 7, 2004, pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder (Accession Number 0001047469-04-028138)) are incorporated herein by reference.

                                   APPENDIX A

                             CORPORATE DEBT RATINGS

MOODY'S INVESTORS SERVICE, INC. DESCRIBES CLASSIFICATIONS OF CORPORATE BONDS AS
FOLLOWS:

     Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa. Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

STANDARD & POOR'S RATINGS GROUP DESCRIBES CLASSIFICATIONS OF CORPORATE BONDS AS
FOLLOWS:

     AAA. This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest. AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree. A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments. B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. CCC. Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal. CC. The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating. C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating. D. Debt rated D is in default, or is expected to default upon maturity or payment date.

     CI. The rating CI is reserved for income bonds on which no interest is being paid.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   APPENDIX B

                                 SECONDARY RISKS

     The chart below illustrates secondary risks of investing in the Funds.

                                                                      FOREIGN
                                   COUNTER-                          COUNTRY &      GEOGRAPHIC     HIGH     NON-PUBLIC    PRE-
                                     PARTY     CREDIT   DERIVATIVE    CURRENCY    CONCENTRATION    YIELD    SECURITIES   PAYMENT
                                   --------    ------   ----------   ---------    -------------    ------    ---------   -------
UBS Global Allocation Fund             *          *         *                                        *           *          *
UBS Global Equity Fund                 *                    *                                                    *
UBS Global Bond Fund                   *          *         *
UBS U.S. Large Cap Equity Fund         *                    *                           *
UBS U.S Large Cap Value Equity Fund    *                    *                           *
UBS U.S. Large Cap Equity Fund         *                    *                           *
UBS U.S. Large Cap Growth Fund         *                    *            *              *
UBS U.S. Small Cap Equity Fund         *                    *            *              *
UBS U.S. Small Cap Growth Fund         *                    *            *              *
UBS U.S. Real Estate Equity Fund       *                    *                           *                        *
UBS U.S. Bond Fund                     *          *         *                           *
UBS High Yield Fund                    *                    *            *              *                                   *
UBS International Equity Fund          *                    *
UBS Emerging Markets Debt Fund         *          *                                                  *           *
UBS Emerging Markets Equity Fund       *          *                                                  *           *

DEFINITIONS OF RISKS

     COUNTERPARTY RISK The risk that when a Fund engages in repurchase,reverse repurchase, derivative, when-issued, forward commitment, delayed settlement, securities lending and swap transactions with another party, it relies on the other party to consummate the transaction and is subject to the risk of default by the other party. Failure of the other party to complete the transaction may cause the Fund to incur a loss or to miss an opportunity to obtain a price believed to be advantageous.

     CREDIT RISK The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Debt securities rated below investment grade are especially susceptible to this risk.

     DERIVATIVE RISK The risk that downward price changes in a security may result in a loss greater than a Fund's investment in the security. This risk exists through the use of certain securities or techniques that tend to magnify changes in an index or market.

     FOREIGN COUNTRY AND CURRENCY RISKS The risk that prices of a Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. Dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

     The World Bank and other international agencies consider a country to be an "emerging market" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     GEOGRAPHIC CONCENTRATION RISK The risk that if a Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

     HIGH YIELD RISK The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be of poor standing and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure. Bonds in this category may also be called "high yield bonds" or "junk bonds."

     NON-PUBLIC SECURITIES RISK The risk that there may be a less liquid market for unlisted securities than for publicly traded securities. A Fund, therefore, may not be able to resell its investments. In addition, less disclosure is required from non-public companies. Although unlisted securities may be resold in private transactions, the prices realized from the sale may be less than what the investing Fund considers the fair value of the securities.

     PREPAYMENT RISK The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

                                  THE UBS FUNDS
                             UBS DYNAMIC ALPHA FUND

                             ONE NORTH WACKER DRIVE
                             CHICAGO, ILLINOIS 60606

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED OCTOBER 28, 2004

The UBS Dynamic Alpha Fund (the "Fund") is a series of The UBS Funds, an open-end management investment company (the "Trust").

UBS Global Asset Management (Americas) Inc., an indirect wholly owned subsidiary of UBS AG ("UBS"), serves as the investment advisor for the Fund. UBS Global Asset Management (US) Inc. ("UBS Global AM") serves as the administrator and underwriter for the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS.

This SAI is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated October 28, 2004. A copy of the Prospectus may be obtained by calling your investment professional or by calling the Trust toll free at 1-800-647-1568. The Prospectus contains more complete information about the Fund. You should read it carefully before investing.

THE INFORMATION IN THIS SAI IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THE SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE TRUST                                            1
  Diversification Status                                                       1
  General Definitions                                                          1
INVESTMENT STRATEGIES                                                          2
  Cash and Cash Equivalents                                                    2
  Repurchase Agreements                                                        3
  Reverse Repurchase Agreements                                                3
  Borrowing                                                                    4
  Loans of Portfolio Securities                                                4
  Swaps                                                                        5
  Futures                                                                      6
  Options                                                                      7
  Index Options                                                               10
  Special Risks of Options on Indices                                         11
  Rule 144A and Illiquid Securities                                           11
  Investment Company Securities and Investments in Affiliated
     Investment Companies                                                     12
  Issuer Location                                                             13
  Equity Securities                                                           13
  Exchange-Traded Index Securities                                            14
  Eurodollar Securities                                                       14
  Foreign Securities                                                          14
  Forward Foreign Currency Contracts                                          14
  Non-Deliverable Forwards                                                    15
  Options on Foreign Currencies                                               16
  Short Sales                                                                 17
  Lower Rated Debt Securities                                                 17
  Inflation Protected Securities                                              19
  Pay-In-Kind Bonds                                                           19
  Convertible Securities                                                      19
  When-Issued Securities                                                      20
  Mortgage-Backed Securities and Mortgage Pass-Through Securities             20
  Collateralized Mortgage Obligations ("CMOs") and Real Estate
     Mortgage Investment Conduits ("REMICs")                                  22
  Dollar Rolls                                                                23
  To-Be-Announced Securities                                                  24
  Other Mortgage-Backed Securities                                            24
  Asset-Backed Securities                                                     24
  Equipment Trust Certificates                                                26
  Zero Coupon and Delayed Interest Securities                                 26
  Structured Notes                                                            27
  Emerging Markets Investments                                                28
  Risks of Investing in Emerging Markets                                      30

  Investments in Russian Securities                                           31
  Real Estate Investment Trusts                                               32
  Other Investments                                                           33
SECONDARY RISKS                                                               33
INVESTMENT RESTRICTIONS                                                       33
MANAGEMENT OF THE TRUST                                                       34
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                           41
INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING AND
   OTHER SERVICE ARRANGEMENTS                                                 42
  Advisor                                                                     42
  Administrative, Accounting and Custody Services                             44
  Principal Underwriting Arrangements                                         44
  Transfer Agency Services                                                    46
  Independent Registered Public Accounting Firm                               46
  Legal Counsel                                                               46
  Personal Trading Policies                                                   47
  Proxy Voting Policies                                                       47
  Bank Line of Credit                                                         48
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS                              48
  Portfolio Turnover                                                          50
SHARES OF BENEFICIAL INTEREST                                                 50
REDUCED SALES CHARGES, ADDITIONAL PURCHASE,
   EXCHANGE AND REDEMPTION INFORMATION AND OTHER SERVICES                     51
  Sales Charge Reductions and Waivers                                         51
  Additional Information Regarding Purchases Through Letter of Intent         52
  Automatic Cash Withdrawal Plan--Class A, Class B, and Class C               54
  Individual Retirement Accounts                                              55
  Transfer of Accounts                                                        55
  Transfer of Securities                                                      56
CONVERSION OF CLASS B SHARES                                                  56
NET ASSET VALUE                                                               56
TAXATION                                                                      57
  Additional Information on Distributions and Taxes                           57
  Distributions                                                               57
  Investments in Foreign Securities                                           58
  Redemption of Shares                                                        59
PERFORMANCE CALCULATIONS                                                      61
FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT REGISTERED PUBLIC
   ACCOUNTING FIRM                                                            62

                       GENERAL INFORMATION ABOUT THE TRUST

The Trust currently offers shares of the following fifteen series, representing separate portfolios of investments: UBS U.S. Bond Fund, UBS High Yield Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS International Equity Fund, UBS Emerging Markets Debt Fund, UBS Emerging Markets Equity Fund and UBS Dynamic Alpha Fund. This SAI relates to the UBS Dynamic Alpha Fund (the "Fund"). The Fund currently offers four classes of shares: the Class A shares, the Class B shares, the Class C shares and the Class Y shares. Class A shares have a front-end sales charge, a contingent deferred sales charge ("CDSC") in the first year of ownership, and are subject to annual 12b-1 plan service fees of 0.25% of average daily net assets of the respective Fund. Class B shares have a CDSC and are subject to annual 12b-1 distribution fees of 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class C shares have a CDSC and are subject to annual 12b-1 distribution fees of 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class Y shares, which are designed primarily for institutional investors, have no sales charges and are not subject to annual 12b-1 plan expenses. The Trust is a Delaware statutory trust organized on December 1, 1993.

DIVERSIFICATION STATUS

The Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, as amended (the "Act"), which means that the Fund is not limited by the Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent that the Fund as a non-diversified fund makes investments in excess of 5% of its total assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because the Fund as a non-diversified Fund may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

GENERAL DEFINITIONS

As used throughout this SAI, the following terms shall have the meanings listed:

"Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator" or "UBS Global AM" shall mean UBS Global Asset Management (US) Inc., which serves as the Fund's administrator.

"Advisor" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Fund's investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Family Funds" shall mean the Fund and other funds for which UBS Global Asset Management (US) Inc. or any of its affiliates serves as principal underwriter.

"Fund" or "Series" shall mean the UBS Dynamic Alpha Fund.

"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Ratings Group.

"Trust" shall mean The UBS Funds, an open-end management investment company registered under the Act.

"Underwriter" or "UBS Global AM" shall mean UBS Global Asset Management (US) Inc., which serves as the Fund's underwriter.

"1933 Act" shall mean the Securities Act of 1933, as amended.

                              INVESTMENT STRATEGIES

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objective and policies set forth in the Fund's Prospectus. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.

CASH AND CASH EQUIVALENTS

The Series may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency.

The Series may also invest a portion of its assets in shares issued by money market mutual funds. When unusual market conditions warrant, the Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When the Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

Under the terms of an exemptive order issued by the SEC, the Series may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Series to purchase securities or other assets at a later date;
(iv) to be invested on a strategic management basis (i-iv are herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Series' securities lending program, in a series of shares of UBS Supplementary Trust (the "Supplementary Trust Series"). UBS Supplementary Trust is a private investment pool which has retained the Advisor to manage its investments. Certain Trustees of the Trust also serve as Trustees of the UBS Supplementary Trust. The Supplementary Trust Series invests in U.S. dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less, and operates in accordance with Rule 2a-7 under the Act. The Series' investment of Uninvested Cash in shares of the Supplementary Trust Series will not exceed 25% of the Series' total assets.

REPURCHASE AGREEMENTS

When the Series enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Act to be collateralized loans by the Series to the seller secured by the securities transferred to the Series. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Series may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Series, would exceed 15% of the value of the net assets of the Series.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, the Series will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve sales of portfolio securities of the Series to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Series to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. The Series retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, the Series will direct its custodian bank to place cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Series in an amount equal to the repurchase price. Any assets designated as segregated by the Series with respect to any reverse repurchase agreements, when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

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A reverse repurchase agreement involves the risk that the market value of the securities retained by a Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Series and as such, are subject to the same investment limitations.

BORROWING

The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series may also borrow money for investment purposes. The Series will not borrow money in excess of 33 1/3% of the value of its total assets. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

When the Series borrows money for investment purposes, it is engaging in a form of leverage, which increases investment risk while increasing investment opportunity. The money borrowed for such leveraging purposes will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased.

LOANS OF PORTFOLIO SECURITIES

The Series may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Series may call the loan at any time and receive the securities loaned; (3) the Series will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed
33 1/3% of the total assets of the Series.

Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, the Series will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

                                        4
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SWAPS

The Series may engage in swaps, including but not limited to interest rate, currency and index swaps and the purchase or sale of related caps, floors, collars and other derivative instruments. The Series expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Series anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by the Series with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Series will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Series' risk of loss consists of the net amount of interest payments that the Series is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

The equity swaps in which the Series intends to invest involve agreements with a counterparty. The return to the Series on any equity swap contract will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. The Series will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Series paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

If there is a default by the counterparty to a swap contract, the Series will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of a default, the Series will succeed in pursuing contractual remedies. The Series thus assumes the risk that it may be delayed in or prevented from obtaining payments

                                        5
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owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

The Advisor and the Trust do not believe that the Series' obligations under swap contracts are senior securities and, accordingly, the Series will not treat them as being subject to its borrowing or senior securities restrictions. However, the net amount of the excess, if any, of the Series' obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with SEC positions. To the extent that the Series cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Series has valued the swap, the Series will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Series' net assets.

FUTURES

The Series may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Series of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Series incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.

When the Series enters into a futures transaction, it must deliver to the futures commission merchant selected by the Series an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Series to, or drawn by the Series from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. The Series may also effect futures transactions through futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board.

The Series will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, the Series may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

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The Series may enter into futures contracts to protect against the adverse affects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, the Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Series could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market. The Series may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, the Series may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if the Series is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Series would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Series had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Series may be required to sell securities at a time when it may be disadvantageous to do so.

OPTIONS

The Series may purchase and write call or put options on foreign or U.S. securities and indices and enter into related closing transactions. The Series may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

The Series may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Series' ability to effectively hedge its securities. The Series has been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, the Series will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

PURCHASING CALL OPTIONS--The Series may purchase call options on securities to the extent that premiums paid by the Series do not aggregate more than 20% of the Series' total assets. When the Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who

                                        7
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receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

The Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Series may expire without any value to the Series, in which event the Series would realize a capital loss which will be short-term unless the option was held for more than one year.

CALL WRITING--The Series may write call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Series' investment objective. The advantage to the Series of writing calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

During the option period for a call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which the Series, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized

                                        8
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appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Series will generally write call options on a covered basis. A call option written by a Series is "covered" if the Series owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Series' custodian) upon conversion or exchange of other securities held by the Series. A call option is also deemed to be covered if the Series holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Series in Segregated Assets in a segregated account with its custodian.

From time to time, the Series will write a call option that is not covered as indicated above but where the Series will maintain, with its custodian for the term of the option, Segregated Assets in a segregated account having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the funds to the risks of writing uncovered options. When writing uncovered call options, the Series is subject to the risk of having to purchase the security or currency subject to the option at a price higher than the exercise price of the option. As the price of a security or currency could appreciate substantially, the Series' loss could be significant.

PURCHASING PUT OPTIONS--The Series may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Series' total assets. The Series will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, the Series will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

A put option purchased by the Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Series to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, the Series will lose the value of the premium paid. The Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

                                        9
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The Series may sell a put option purchased on individual portfolio securities.
Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which the Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

WRITING PUT OPTIONS--The Series may also write put options on a secured basis which means that the Series will maintain in a segregated account with its custodian Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Series. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for the Series' portfolio at a price lower than the current market price of the security. In such event, the Series would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, the Series may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Series may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

INDEX OPTIONS

The Series may purchase exchange-listed call options on stock and fixed income indices and sell such options in closing sale transactions for hedging purposes. The Series also may purchase call options on indices primarily as a substitute for taking positions in certain securities or particular market segment. The Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities.

In addition, the Series may purchase put options on stock and fixed income indices and sell such options in closing sale transactions. The Series may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect the Series from a decline in value of heavily weighted industries in the Series' portfolio. Put options on stock and fixed income indices may also be used to protect the Series' investments in the case of a major redemption.

The Series may also write (sell) put and call options on stock and fixed income indices. While the option is open, the Series will maintain a segregated account with its custodian in an amount equal to the market value of the option.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a

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specified multiple (the "multiplier"). The indices on which options are traded include both U.S. and non-U.S. markets.

SPECIAL RISKS OF OPTIONS ON INDICES

The Series' purchases of options on indices will subject it to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Series will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Series of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Series would not be able to close out options which it had purchased and the Series may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall 'out-of-the-money,' the Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RULE 144A AND ILLIQUID SECURITIES

The Series may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional investors.

The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by the Series; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Series, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in

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the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue; and (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the Act, there is a sufficient market of "qualified purchasers" (as defined in the Act) to assure that it will remain marketable throughout the period it is expected to be held by the Series. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of the Series' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that that Series has no more than 15% of its net assets in illiquid securities.

The Series will limit investments in securities of issuers which the Series is restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Series' net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Trust's Board which includes continuing oversight by the Board.

If the Advisor determines that a security purchased in reliance on Rule 144A which was previously determined to be liquid, is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Series continues to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

INVESTMENT COMPANY SECURITIES AND INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES

Subject to the provisions of any exemptive orders issued by the SEC (as described in the following paragraphs), securities of other investment companies may be acquired by the Series to the extent that such purchases are consistent with the Series' investment objectives and restrictions and are permitted under the Act. The Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Series' total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Series' total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Series. Certain exceptions to these limitations may apply. As a shareholder of another investment company, the Series would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that the Series would bear in connection with its own operations.

The Series may invest in securities issued by other registered investment companies advised by the Advisor pursuant to exemptive relief granted by the SEC. The Series will invest in corresponding portfolios of UBS Relationship Funds to the extent that the Advisor determines that such investments are a more efficient means for the Series to gain exposure to the asset classes referred to below than by the Series investing directly in individual securities. For example, to gain exposure to equity and fixed income securities of issuers located in emerging market countries, the Series may invest that portion of its assets allocated to emerging market

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investments in the UBS Emerging Markets Equity Relationship Fund and the UBS
Emerging Markets Debt Relationship Fund. In lieu of investing directly in certain high yield, higher risk securities, the Series may invest a portion of its assets in the UBS High Yield Relationship Fund. The Series may also invest a portion of its assets in the UBS U.S. Small Cap Equity Relationship Fund in lieu of investing directly in equity securities issued by companies with relatively small overall market capitalizations. In order to gain exposure to mortgage-backed securities, the Series may invest in the UBS U.S. Securitized Mortgage Relationship Fund.

In addition to the portfolios of UBS Relationship Funds described above, the Series may invest in other portfolios of the UBS Relationship Funds or other affiliated investment companies to the extent permitted by the exemptive relief granted by the SEC. Each portfolio of UBS Relationship Funds in which the Series may invest is permitted to invest in the same securities of a particular asset class in which the Series is permitted to invest directly, and with similar risks. Pursuant to undertakings with the SEC, the Series will not be subject to the imposition of double management or administration fees with respect to its investments in portfolios of UBS Relationship Funds.

ISSUER LOCATION

The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether: the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

EQUITY SECURITIES

The Series may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Series expects its U.S. equity investments to emphasize large and intermediate capitalization companies. The Series may also invest in small capitalization companies. The equity markets in the non-U.S. component of the Series will typically include available shares of larger capitalization companies but may also include intermediate and small capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Series may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Series may invest in equity securities of issuers in

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emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

EXCHANGE-TRADED INDEX SECURITIES

Subject to the limitations on investment in investment company securities and its own investment objective, the Series may invest in exchange-traded index securities that are currently operational and that may be developed in the future. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear certain operational expenses. To the extent the Series invests in these securities, the Series must bear these expenses in addition to the expenses of its own operation.

EURODOLLAR SECURITIES

The Series may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in U.S. dollars.

FOREIGN SECURITIES

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Series' Prospectus, which are not typically associated with investing in U.S. issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Series permit it to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

FORWARD FOREIGN CURRENCY CONTRACTS

The Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Series will account for forward contracts by marking-to-market each day at current forward contract values.

The Series will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the

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currency being sold. Alternatively, when the Series enters into a forward contract to sell an amount of foreign currency, the Series' custodian or sub-custodian will place Segregated Assets in a segregated account of the Series in an amount not less than the value of the Series' total assets committed to the consummation of such forward contracts. If the additional Segregated Assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

NON-DELIVERABLE FORWARDS

The Series may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Series and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Series and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When the Series enters into a non-deliverable forward transaction, the Series' custodian will place Segregated Assets in a segregated account of the Series in an amount not less than the value of the Series' total assets committed to the consummation of such non-deliverable forward transaction. If the additional Segregated Assets placed in the segregated account decline in value or the amount of the Series' commitment increases because of changes in currency rates, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments under the non-deliverable forward agreement.

Since the Series generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Series will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Series will succeed in pursuing contractual remedies. The Series thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Series could sustain losses on the non-deliverable forward transaction. The Series' investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact

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the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

OPTIONS ON FOREIGN CURRENCIES

The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Series' exposure to changes in currency exchange rates. The Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Series may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

The Series may also engage in options transactions for non-hedging purposes. The Series may use options transactions to gain exposure to a currency when the Advisor believes that exposure to the currency is beneficial to the Series but believes that the securities denominated in that currency are unattractive.

The Series may write covered call options on foreign currencies. A call option written on a foreign currency by the Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in Segregated Assets in a segregated account with its custodian bank.

With respect to writing put options, at the time the put is written, the Series will establish a segregated account with its custodian bank consisting of Segregated Assets in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

SHORT SALES

The Series may from time to time sell securities short. In the event that the Advisor anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Series will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Series must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Series may be unable to replace a borrowed security sold short.

LOWER RATED DEBT SECURITIES

Fixed income securities rated lower than Baa by Moody's or BBB by S&P are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

In the past, the high yields from lower rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Series from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile and the Series' ability to dispose of particular issues when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

Lower rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Series. If a call were exercised by the issuer during a period of declining interest rates, the Series likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Series and any dividends to investors.

Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower rated securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including risk of untimely interest and principal payment, default, price volatility and may present problems of liquidity, valuation and currency risk.

INFLATION PROTECTED SECURITIES

Inflation protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation Protected Securities ("TIPS"), which are securities issued by the U.S. Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

PAY-IN-KIND BONDS

The Series may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Series will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Series until the cash payment date or until the bonds mature.

CONVERTIBLE SECURITIES

The Series may invest in convertible securities which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

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WHEN-ISSUED SECURITIES

The Series may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Series will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Series makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Advisor does not believe that the Series' net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Series will establish a segregated account in which it will maintain Segregated Assets equal in value to commitments for when-issued or forward delivery securities. The Segregated Assets maintained by the Series with respect to any when-issued or forward delivery securities shall be liquid, unencumbered and marked-to-market daily, and such Segregated Assets shall be maintained in accordance with pertinent SEC positions.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

The Series may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Series may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of Series shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the U.S. Treasury, while others such as those issued by Fannie Mae, formerly known as the Federal National Mortgage Association, are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The Series may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Series to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Series, the prepayment right of mortgagors may limit the

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increase in net asset value of the Series because the value of the mortgage-backed securities held by the Series may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As the Series receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. The Series may elect to accrue market discount or amortize premium notwithstanding the amount of principal received but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

The principal governmental guarantor of mortgage-related securities is GNMA, which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Series shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation of the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any

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government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.

Freddie Mac is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. Freddie Mac issues Participation Certificates ("PCs") which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Series' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Series' quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICs")

A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac, or Fannie Mae and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes

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receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

REMICs are entities that own mortgages and elect REMIC status under the Code. The Series will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs. The Series will not invest in subordinated privately-issued CMOs. For federal income tax purposes, the Series will be required to accrue income on CMOs and REMIC regular interests using the "catch-up" method, with an aggregate prepayment assumption.

DOLLAR ROLLS

The Series may enter into dollar rolls in which the Series sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Series forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Series is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Series could also be compensated through receipt of fee income. The Series intends to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal Reserve. The Trust does not believe the Series' obligations under dollar rolls are senior securities and accordingly, the Series, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

TO-BE-ANNOUNCED SECURITIES

A to-be-announced mortgage-backed security ("TBA") is a mortgage-backed security, such as a GNMA pass-through security, that is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. The Series and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages maybe less favorable than anticipated by the Series.

OTHER MORTGAGE-BACKED SECURITIES

The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Series' investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES

The Series may invest a portion of its assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Series pays the debt service on the debt obligations issued. The Series may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are

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

subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Series will be required to accrue income on pay-through asset-backed securities using the "catch-up" method, with an aggregate prepayment assumption.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that

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required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

EQUIPMENT TRUST CERTIFICATES

The Series may invest in equipment trust certificates. The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

ZERO COUPON AND DELAYED INTEREST SECURITIES

The Series may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Series, most likely will be deemed the beneficial holder of the underlying U.S. government securities.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Series will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

STRUCTURED NOTES

Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate, or index (the "reference instrument") or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities

EMERGING MARKETS INVESTMENTS

The Series may invest in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets, in debt securities of emerging markets issuers, or securities with respect to which the return is derived from debt securities of issuers in emerging markets. The Series also may invest in debt securities of corporate issuers in developing countries.

The Series' investments in emerging market government and government-related securities may consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

The Series' investments in the fixed income securities of emerging market issuers may include investments in Structured Securities, Loan Participation and Assignments (as such capitalized terms are defined below), Brady Bonds and certain non-publicly traded securities.

The Series may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Series anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Series is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, investments by the Series in Structured Securities will be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

The Series may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Series' investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Series will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participations. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Series will acquire the Participations only if the Lender interpositioned between the Series and the borrower is determined by the Advisor to be creditworthy.

When the Series purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Series may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nicaragua, Nigeria, the Philippines, Poland, Russia, Uruguay, Panama, Peru and Venezuela. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which the Series invests will not be subject to restructuring arrangements or to requests for a new credit which may cause the Series to suffer a loss of interest or principal in any of its holdings.

The Series also may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

The Series' investments in emerging market securities will at all times be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

RISKS OF INVESTING IN EMERGING MARKETS

There are additional risks inherent in investing in less developed countries which are applicable to the Series. The Series considers a country to be an "emerging market" if it is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation, or the United Nations or its authorities. An emerging market security is a security issued by a government or other issuer that, in the opinion of the Advisor, has one or more of the following characteristics: (i) the principal trading market of the security is an emerging market; (ii) the primary revenue of the issuer (at least 50%) is generated from goods produced or sold, investments made, or services performed in an emerging market country; or (iii) at least 50% of the assets of the issuer are situated in emerging market countries.

Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Series may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and government-related debt securities in which the Series expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Payments to holders of the high yield, high risk, foreign debt securities in which the Series may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

INVESTMENTS IN RUSSIAN SECURITIES

The Series may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Series could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Series to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase or sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Series from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Series if the company deems a purchaser unsuitable, which may expose the Series to potential loss on its investment.

In light of the risks described above, the Board has approved certain procedures concerning the Series' investments in Russian securities. Among these procedures is a requirement that the Series will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Series' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Series. This requirement will likely have the effect of precluding investments in certain Russian companies that the Series would otherwise make.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts ("REITs") pool investors' funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

A shareholder in the Series, by investing in REITs indirectly through the Series, will bear not only the shareholder's proportionate share of the expenses of the Series, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Act.

OTHER INVESTMENTS

The Board may, in the future, authorize the Series to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with the Series' investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Series.

                                 SECONDARY RISKS

The principal risks of investing in the Fund are described in the "Principal Risks" section of the Prospectus. The secondary risks of investing in the Fund are described in Appendix B hereto.

                             INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed as to the Series without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Series. Unless otherwise indicated, all percentage limitations listed below apply to the Series only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in the Series' total assets will not be considered a violation. The Fund may not:

(i) Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts;

(ii) Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

(iii) Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges;
(b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof;

(iv) Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan;

(v) Borrow money in excess of 33 1/3% of the value of its assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required;

(vi) Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies); and

(vii) Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when selling its own shares.

                             MANAGEMENT OF THE TRUST

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. Each Trustee of the Trust is an Independent Trustee because he or she is not considered an "interested person" of the Trust under the 1940 Act. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Advisor, are listed below.

                                    TERM OF
                                   OFFICE(1)                                       NUMBER OF
                                      AND                                        PORTFOLIOS IN         OTHER
      NAME,         POSITION(S)     LENGTH                                        FUND COMPLEX     DIRECTORSHIPS
   ADDRESS AND       HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S)            OVERSEEN BY         HELD BY
       AGE             TRUST        SERVED       DURING PAST 5 YEARS                TRUSTEE           TRUSTEE
       ---             -----        ------       -------------------                -------           -------
Walter E. Auch      Trustee       Since 1994   Mr. Auch is retired (since       Mr. Auch is a     Mr. Auch is a
6001 N. 62nd Place                             1986).                           trustee of        Trustee of
Paradise Valley,                                                                three             Advisors Series
AZ 85253                                                                        investment        Trust (16
Age: 83                                                                         companies         portfolios);
                                                                                (consisting of    Smith Barney
                                                                                41 portfolios)    Fund Complex (27
                                                                                for which UBS     portfolios); and
                                                                                Global Asset      Nicholas
                                                                                Management        Applegate
                                                                                (Americas) Inc.   Institutional
                                                                                ("UBS Global AM   Funds (19
                                                                                (Americas)") or   portfolios).
                                                                                one of its
                                                                                affiliates
                                                                                serves as
                                                                                investment
                                                                                advisor,
                                                                                sub-advisor or
                                                                                manager.

                                    TERM OF
                                   OFFICE(1)                                       NUMBER OF
                                      AND                                        PORTFOLIOS IN         OTHER
      NAME,         POSITION(S)     LENGTH                                        FUND COMPLEX     DIRECTORSHIPS
   ADDRESS AND       HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S)            OVERSEEN BY         HELD BY
       AGE             TRUST        SERVED       DURING PAST 5 YEARS                TRUSTEE           TRUSTEE
       ---             -----        ------       -------------------                -------           -------
Frank K. Reilly     Chairman      Since 1993   Mr. Reilly is a Professor at     Mr. Reilly is a   Mr. Reilly is a
Mendoza College     and Trustee                the University of Notre Dame     director or       Director of
of Business                                    since 1982.                      trustee of four   Discover Bank;
University of                                                                   investment        Morgan Stanley
Notre Dame                                                                      companies         Trust and FSB.
Notre Dame, IN                                                                  (consisting of
46556-5649                                                                      42 portfolios)
Age: 68                                                                         for which UBS
                                                                                Global AM
                                                                                (Americas)
                                                                                or one of its
                                                                                affiliates
                                                                                serves as
                                                                                investment
                                                                                advisor,
                                                                                sub-advisor or
                                                                                manager.

Edward M. Roob      Trustee       Since 1995   Mr. Roob is retired (since       Mr. Roob is a     Mr. Roob is a
841 Woodbine Lane                              1993). Mr. Roob was a            director or       Trustee of the
Northbrook, IL                                 Committee Member of the          trustee of four   AHA Investment
60002                                          Chicago Stock Exchange from      investment        Funds (4
Age: 70                                        1993-1999.                       companies         portfolios).
                                                                                (consisting of
                                                                                42 portfolios)
                                                                                for which UBS
                                                                                Global AM
                                                                                (Americas) or
                                                                                one of its
                                                                                affiliates
                                                                                serves as
                                                                                investment
                                                                                advisor,
                                                                                sub-advisor
                                                                                or manager.

Adela Cepeda        Trustee       Since 2004   Ms. Cepeda is founder and        Ms. Cepeda is a   Ms. Cepeda is a
A.C. Advisory,                                 president of A.C. Advisory,      director or       director of
Inc.                                           Inc. (since 1995).               trustee of four   Lincoln National
161 No. Clark                                                                   investment        Income Fund,
Street                                                                          companies         Inc. and Lincoln
Suite 4975                                                                      (consisting of    National
Chicago, IL 60601                                                               42 portfolios)    Convertible
Age: 46                                                                         for which UBS     Securities Fund, Inc.
                                                                                Global AM         She is also a
                                                                                (Americas) or     Director of
                                                                                one of its        Amalgamated Bank
                                                                                affiliates        of Chicago
                                                                                serves as         (2003).
                                                                                investment
                                                                                advisor,
                                                                                sub-advisor or
                                                                                manager.

                                    TERM OF
                                   OFFICE(1)                                       NUMBER OF
                                      AND                                        PORTFOLIOS IN         OTHER
      NAME,         POSITION(S)     LENGTH                                        FUND COMPLEX     DIRECTORSHIPS
   ADDRESS AND       HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S)            OVERSEEN BY         HELD BY
       AGE             TRUST        SERVED       DURING PAST 5 YEARS                TRUSTEE           TRUSTEE
       ---             -----        ------       -------------------                -------           -------
J. Mikesell Thomas  Trustee       Since 2004   Mr. Thomas is President and CEO  Mr. Thomas is a   Mr. Thomas is a
Federal Home                                   of Federal Home Loan             director or       director and
Loan Bank of                                   Bank of Chicago                  trustee of four   chairman of the
Chicago                                        (since 2004).                    investment        Finance
111 East Wacker                                Mr. Thomas was an                companies         Committee for
Drive                                          independent financial advisor    (consisting of    Evanston
Chicago, IL 60601                              (2001-2004). He was managing     42 portfolios)    Northwestern
Age: 53                                        director of Lazard Freres &      for which UBS     Healthcare. He
                                               Co. (1995 to 2001).              Global AM         is also a vice
                                                                                (Americas) or     president of the
                                                                                one of its        Board of
                                                                                affiliates        Trustees for
                                                                                serves as         Mid-Day Club.
                                                                                investment
                                                                                advisor,
                                                                                sub-advisor or
                                                                                manager.

(1)  Each Trustee holds office for an indefinite term.

                                             TERM OF
                                           OFFICE+ AND
                            POSITION(S)     LENGTH OF
 NAME, ADDRESS AND           HELD WITH        TIME
        AGE                  THE TRUST       SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
        ---                  ---------       ------            -------------------------------------------
W. Douglas Beck*           Vice President   Since 2003     Mr. Beck is an executive director and head of mutual
Age: 37                                                    fund product management of UBS Global AM (since 2002).
                                                           From March 1998 to November 2002, he held various
                                                           positions at Merrill Lynch, the most recent being first
                                                           vice president and co-manager of the managed solutions
                                                           group. Mr. Beck is vice president of 20 investment
                                                           companies (consisting of 75 portfolios) for which UBS
                                                           Global AM (Americas) or one of its affiliates serves as
                                                           investment advisor, sub-advisor or manager.

Rose Ann Bubloski*         Vice President   Since 2004     Ms. Bubloski is an associate director and a senior
Age: 36                    and Assistant                   manager of the mutual fund finance department of UBS
                           Treasurer                       Global AM. Ms. Bubloski is vice president and
                                                           assistant treasurer of four investment companies
                                                           (consisting of 42 portfolios) for which UBS Global AM
                                                           (Americas) or one of its affiliates serves as investment
                                                           advisor, sub-advisor or manager.

                                             TERM OF
                                           OFFICE+ AND
                            POSITION(S)     LENGTH OF
 NAME, ADDRESS AND           HELD WITH        TIME
        AGE                  THE TRUST       SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
        ---                  ---------       ------            -------------------------------------------
Michael J. Calhoun**       Assistant        Since 2004     Mr. Calhoun is an Associate Director, Associate General
Age: 37                    Secretary                       Counsel, and Assistant Secretary of UBS Global
                                                           AM (Americas) since 2004. He is also an
                                                           Assistant Secretary of UBS Global Asset Management
                                                           Trust Company since 2004. He was an Associate at
                                                           Seyfarth Shaw LLP, a law firm, during 2003; an
                                                           Associate at D'Ancona & Pflaum LLC, a law firm, from
                                                           2000-2003; a Summer Associate at D'Ancona & Pflaum LLC
                                                           during 1999; and a Projects Assistant for Active
                                                           Temporary Services, Inc. from 1994-1997. Mr. Calhoun
                                                           attended Loyola University Chicago School of Law from
                                                           1997-2000. Mr. Calhoun is assistant secretary of four
                                                           investment companies (consisting of 42 portfolios) for
                                                           which UBS Global AM (Americas) or one of its affiliates
                                                           serves as investment advisor, sub-advisor or manager.

Mary Capasso**             Assistant        Since 2004     Ms. Capasso is an Associate Director, Assistant General
Age: 33                    Secretary                       Counsel and Assistant Secretary of UBS Global Asset
                                                           Management since 2003. Previously Ms. Capasso was
                                                           employed at Van Kampen Investments (1998-2000) and
                                                           Bell, Boyd & Lloyd LLC (2000-2003). Ms. Capasso is
                                                           assistant secretary of four investment companies
                                                           (consisting of 42 portfolios) for which UBS Global AM
                                                           (Americas) or one of its affiliates serves as
                                                           investment advisor, sub-advisor or manager.

James Capezzuto*           Vice President   Since 2004     Mr. Capezzuto is director and assistant general counsel
Age: 40                    and Assistant                   at UBS Global AM (since 2004). Prior to joining UBS
                           Secretary                       Global AM, he was senior vice president, senior
                                                           compliance manager at Bank of America (from
                                                           2003-2004). Prior to that he was general counsel at
                                                           Steinberg Priest & Sloane and prior to that he was
                                                           director and senior counsel at Deutsche Asset
                                                           Management (1996-2002). Mr. Capezzuto is a vice
                                                           president and assistant secretary of 20 investment
                                                           companies (consisting of 75 portfolios) for which UBS
                                                           Global AM (Americas) or one of its affiliates serves as
                                                           investment advisor, sub-advisor or manager.

Thomas Disbrow*            Vice President   Since 2004     Mr. Disbrow is a director and a co-head of the mutual
Age: 38                    and Assistant                   fund finance department of UBS Global AM. Prior to
                           Treasurer                       November 1999, he was a vice president of Zweig/Glaser
                                                           Advisers. Mr. Disbrow is vice president and treasurer of
                                                           16 investment companies (consisting of 33 portfolios) and
                                                           vice president and assistant treasurer of four investment
                                                           companies (consisting of 42 portfolios) for which UBS Global AM
                                                           (Americas) or one of its affiliates serves as investment
                                                           advisor, sub-advisor or manager.

Mark F. Kemper**           Vice President   Since 1999     Mr. Kemper is general counsel of UBS Global Asset
Age: 46                    and Secretary    and 2004,      Management - Americas region (since July 2004). Mr.
                                            respectively   Kemper is also an executive director of UBS Global AM
                                                           (Americas) and was its deputy general counsel from July
                                                           2001 to July 2004. He has been secretary of UBS Global
                                                           AM (Americas) since 1999 and assistant secretary of UBS
                                                           Global Asset Management Trust Company since 1993. Mr.
                                                           Kemper is secretary of UBS Global AM (since 2004).
                                                           Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 75 portfolios) for which UBS
                                                           Global AM (Americas) or one of its affiliates serves as
                                                           investment advisor, sub-advisor or manager.

                                             TERM OF
                                           OFFICE+ AND
                            POSITION(S)     LENGTH OF
 NAME, ADDRESS AND           HELD WITH        TIME
        AGE                  THE TRUST       SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
        ---                  ---------       ------            -------------------------------------------
Joseph T. Malone*          Vice             Since 2004     Mr. Malone is a director and a co-head of the mutual
Age: 37                    President,                      fund finance department of UBS Global AM. From August
                           Treasurer and                   2000 through June 2001, he was controller at AEA
                           Principal                       Investors Inc. From March 1998 to August 2000, Mr.
                           Accounting                      Malone was a manager within the investment management
                           Officer                         services of PricewaterhouseCoopers LLC. Mr. Malone is
                                                           the vice president and assistant treasurer of 16 investment companies (consisting of 33 portfolios) and vice president, treasurer and principal accounting officer of four investment companies (consisting of 42 portfolios) for which UBS Global
                                                           AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*             Vice President   Since 2004     Mr. McGill is executive director and chief compliance
Age: 42                    and Chief                       officer at UBS Global AM (since 2003). Prior to
                           Compliance                      joining UBS Global AM, he was Assistant General Counsel
                           Officer                         at J.P. Morgan Investment Management (form 1999-2003).
                                                           Mr. McGill is a vice president and chief compliance
                                                           officer for 20 investment companies (consisting of 75
                                                           portfolios) for which UBS Global AM (Americas) or one of
                                                           its affiliates serves as investment advisor, sub-advisor
                                                           or manager.

Joseph A. Varnas*          President        Since 2002     Mr. Varnas is a managing director (since March 2003),
Age: 36                                                    global head of information technology and operations
                                                           (since March 2004) and head of product
                                                           management-Americas (since November 2002) of UBS Global
                                                           AM. He was head of technology of UBS Global AM from
                                                           November 2002 to March 2004. From 2000 to 2001, he was
                                                           manager of product development in Investment Consulting
                                                           Services at UBS Financial Services Inc. Mr. Varnas was a
                                                           senior analyst in the Global Securities Research and
                                                           Economics Group at Merrill Lynch from 1995 to 1999. Mr.
                                                           Varnas is president of 20 investment companies
                                                           (consisting of 75 portfolios) for which UBS Global AM
                                                           (Americas) or one of its affiliates serves as investment
                                                           advisor, sub-advisor or manager.

Keith A. Weller*           Vice President   Since 2004     Mr. Weller is a director and associate general
Age: 43                    and Assistant                   counsel of UBS Global AM. Mr. Weller is a vice
                           Secretary                       president and assistant secretary of 20 investment
                                                           companies (consisting of 75 portfolios) for which UBS
                                                           Global AM (Americas) or one of its affiliates serves as
                                                           investment advisor, sub-advisor or manager.

--------------------
*    This person's business address is 51 West 52nd Street, New York, NY
     10019-6114.
**   This person's business address is One North Wacker Drive, Chicago, IL
     60606.
+ Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

          INFORMATION ABOUT INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES
               ISSUED BY UBS GLOBAL AM OR ANY COMPANY CONTROLLING,
            CONTROLLED BY OR UNDER COMMON CONTROL WITH UBS GLOBAL AM

As of December 31, 2003, the Independent Trustees did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

               INFORMATION ABOUT TRUSTEE OWNERSHIP OF FUND SHARES

                                                       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                           REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                                        TRUSTEE FOR WHICH UBS GLOBAL AM (AMERICAS) OR AN
                          DOLLAR RANGE OF EQUITY                       AFFILIATE SERVES AS
INDEPENDENT TRUSTEES        SECURITIES IN FUND+            INVESTMENT ADVISOR, SUB-ADVISOR OR MANAGER+
--------------------        -------------------            -------------------------------------------
Walter E. Auch                     None                                 $10,001 - $50,000

Frank K. Reilly                    None                                   over $100,000

Edward M. Roob                     None                                   over $100,000

Adela Cepeda                       None                                 $10,001 - $50,000

J. Mikesell Thomas                 None                                        None

+    Information regarding ownership is as of December 31, 2003.

NOTE REGARDING RANGES: In disclosing the dollar range of equity securities beneficially owned by a trustee in these columns, the following ranges will be used: (i) none; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000;
or (v) over $100,000.

                               COMPENSATION TABLE

                                    TRUSTEES

                                                       RETIREMENT
                                                       PENSION OR
                                                        BENEFITS             TOTAL
                                      ANNUAL             ACCRUED          COMPENSATION
                                    AGGREGATE          AS PART OF      FROM THE TRUST AND
                                   COMPENSATION           FUND            FUND COMPLEX
  NAME AND POSITION HELD         FROM THE TRUST(1)      EXPENSES        PAID TO TRUSTEES
  ----------------------         -----------------    ------------    --------------------
Walter E. Auch, Trustee              $ 19,200             N/A              $ 54,300(2)
Frank K. Reilly, Trustee             $ 19,200             N/A              $ 66,300(2)
Edward M. Roob, Trustee              $ 19,200             N/A              $ 66,300(2)
Adela Cepeda, Trustee                $  8,100             N/A              $ 32,700(3)
J. Mikesell Thomas, Trustee          $  8,100             N/A              $ 32,700(3)

(1) Represents aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended June 30, 2004. Ms. Cepeda and Mr. Thomas were elected to serve on Board of Trustees of the Trust on March 29, 2004.

(2) This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Directors/Trustees of three (with regard to Mr. Auch) and four (with regard to Messrs. Reilly and Roob) other investment companies managed by UBS Global AM (Americas) or an affiliate for the fiscal year ended June 30, 2004.

(3) This amount represents the amount of compensation paid to Ms. Cepeda and Mr. Thomas for service on the Board of Directors of one other investment company managed by UBS Global AM (Americas) for the fiscal year ended June 30, 2004, and beginning on March 29, 2004, two other investment companies managed by UBS Global AM (Americas).

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust. The Trust pays each Trustee who is not affiliated with the Advisor a fee of $6,000 per year, plus $300 per Series per meeting, and reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Each Trustee sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and set the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) oversee the quality and objectivity of the Fund's financial statements and the independent audit(s) thereof; and (iv) act as a liaison between the Trust's independent registered public accounting firm and the full Board. The Audit Committee met three times during the fiscal year ended June 30, 2004.

Each Trustee sits on the Trust's Nominating, Compensation and Governance Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Independent Board member compensation and recommend any changes to the Independent members as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the Trust at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or CURRICULUM VITAE. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

The Nominating, Compensation and Governance Committee met one time during the fiscal year ended June 30, 2004.

There is not a separate Investment Committees. Items pertaining to this Committee are submitted to the full Board.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, UBS Global AM owned 100% of all outstanding shares of the Fund and thus may be deemed a controlling shareholder of the Fund until additional shareholders purchase shares. As of the same date, none of the Trustees or officers of the Fund beneficially owned any of the outstanding shares of the Fund.

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Fund is presumed to control the Fund under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Fund.

   INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING AND OTHER SERVICE ARRANGEMENTS

ADVISOR

UBS Global Asset Management (Americas) Inc. manages the assets of the Fund pursuant to its investment advisory agreement with the Fund (the "Agreement"). The Advisor is an investment management firm managing approximately $54.3 billion, as of June 30, 2004, primarily for institutional pension and profit sharing funds. The Advisor is an indirect, wholly-owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $475.6 billion in assets under management as of June 30, 2004.

The Advisor also serves as the investment advisor or sub-advisor to twenty-five other investment companies: UBS Relationship Funds, Fort Dearborn Income Securities, Inc., UBS (US) Group Trust, Allmerica Core Equity Fund-Large Value, AXP Partners Small Growth Fund, BB&T International Equity Fund, Enterprise Growth & Income Portfolio (Enterprise Accumulation Trust), Enterprise Growth and Income Fund (Enterprise Group of Funds), Enterprise Strategic Allocation Fund (Enterprise Group of Funds), Guardian UBS Large Cap Value Fund, Guardian UBS Small Cap Value Fund, Guardian UBS VC large Cap Value Fund, Guardian UBS VC Small Cap Value Fund, ING DSI Enhanced S&P 500 Portfolio, ING UBS Tactical Asset Allocation Portfolio, ING UBS U.S. Balanced Portfolio, JPMorgan Multi-Manager Small Cap Growth Fund, Lincoln Variable Insurance Products Trust-Global Asset Allocation Fund, Manulife Global Allocation Trust, MTB (formerly Vision) International Equity Fund, Ohio National Small Cap Growth, Principal Partners Small Cap Growth Fund II, Principal Small Cap Growth Fund, Inc., Principal Variable Contracts Fund, Inc., and Saratoga Health & Biotechnology Portfolio.

Pursuant to its Agreement with the Trust, on behalf of the Fund, the Advisor will receive from the Fund for providing investment advisory services a monthly fee at an annual rate according to the following fee schedule: 0.85% on the first $500 million of assets under management; 0.80% on the next $500 million to $1 billion of assets under management; 0.75% on the next $1 billion to $ 1.5 billion of assets under management; 0.725% on the next $1.5 billion to $ 2 billion of assets under management; and 0.70% above $2 billion of assets under management. The Advisor is responsible for paying its expenses. The Fund will pay the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrator and transfer agent and any related services; (10) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

The Fund is subject to a one-year contractual expense limit at the rate of 1.10% of the Fund's average daily net assets, excluding any 12b-1 Plan fees. The contractual fee waiver and/or expense reimbursement agreement will remain in place until June 30, 2005. Thereafter, the expense limit for the Fund will be reviewed each year, at which time the continuation of the expense limit will be considered by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund.

General expenses of the Trust (such as costs of maintaining corporate existence, legal fees, insurance, etc.) will be allocated among the Fund and the other series of the Trust in proportion to their relative net assets. Expenses which relate exclusively to the Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by the Fund.

At the September 28, 2004 meeting of the Trust's Board of Trustees, the Trustees considered and approved for a period of two years the Agreement between the Trust and the Advisor on behalf of the Fund.

In considering the approval of the Agreement, the Trustees analyzed the nature, quality and scope of the services to be provided to the Fund by the Advisor, the revenues projected to be received and the expenses project to be incurred by the Advisor in performing the services required under the Agreement, as well as the cost allocation methods used in calculating such expenses. The Trustees considered the fees to be paid to the Advisor under the Agreement, as well as the compensation to be paid to UBS Global AM, the Advisor's affiliate, for that administrative services to be provided to the Fund. In addition, the Trustees reviewed the Fund's projected fees and expense ratio in comparison to the fees and expenses of comparable funds.

The Trustees also evaluated: (i) the relevant investment advisory personnel at the Advisor, and the Advisor's in-house research capabilities, as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the other series of the Trust and the Advisor's other investment advisory clients; and (ii) the procedures of the Advisor to ensure compliance with the Fund's investment restrictions, relevant tax and reporting requirements, as well as the procedures of the Advisor with respect to possible conflicts of interest, including the Advisor's code of ethics, trade allocation procedures for its various investment advisory clients, and best execution procedures.

The Trustees gave substantial consideration to the fees to be paid under the Agreement. The Board considered the fact that the advisory fee to be paid to the Advisor contains "breakpoints" that will decrease the advisory fee payable to the Advisor as the Fund's assets increase. The Trustees also considered that the Advisor has agreed to a one-year contractual expense cap on the Fund's total annual operating expenses at a rate that is lower than the current median total expense ratio for the Fund's peer group. The Trustees also noted that the Advisor had more than twenty years of experience in managing global investment portfolios. Based on these considerations and the overall high-quality of the personnel, operations, financial condition, investment advisory capabilities and methodologies of the Advisor, the Trustees concluded that the advisory fee to be paid under the Agreement is fair and reasonable, and the scope and quality of services to be provided by the Advisor to the Fund were consistent with the Fund's operational requirements and sufficient to approve the Agreement between the Trust and the Advisor.

ADMINISTRATIVE, ACCOUNTING AND CUSTODY SERVICES

ADMINISTRATIVE AND ACCOUNTING SERVICES. UBS Global AM, with its principal office located at 51 West 52nd Street, New York, New York 10019-6114, serves as the Fund's administrator. The Administrator is an indirect wholly-owned asset management subsidiary of UBS. The Administrator is an affiliate of the Advisor.

As administrator, the Administrator supervises and manages all aspects (other than investment advisory activities) of the Fund's operations. Under the Administration Contract, the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract terminates automatically upon its assignment and is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Administrator, or by the Administrator on 60 days' written notice to the Trust. The Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of the Fund.

J.P. Morgan Investors Services Co. ("J.P. Morgan") provides accounting, portfolio valuation and certain administrative services for the Fund under a Multiple Services Agreement between the Trust and JPMorgan Chase Bank ("JPMorgan Chase Bank"). J.P. Morgan is located at 73 Tremont Street, Boston, MA 02108-3913 and is a corporate affiliate of JPMorgan Chase.

CUSTODY SERVICES. JPMorgan Chase Bank, located at 270 Park Avenue, New York, New York 10017, provides custodian services for the securities and cash of the Fund. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made plus a per transaction fee for transactions during the period. JPMorgan Chase Bank utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

PRINCIPAL UNDERWRITING ARRANGEMENTS

UBS Global AM (the "Underwriter") acts as the principal underwriter of each class of shares of the Fund pursuant to a Principal Underwriting Contract with the Trust. The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Shares of the Funds are offered continuously. The Underwriter enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.

Under separate plans pertaining to the Class A, Class B and Class C shares of the Fund adopted by the Trust in the manner prescribed under Rule 12b-1 under the Act (each, respectively, a

"Class A Plan," "Class B Plan" and "Class C Plan," and collectively, "Plans"), the Fund pays the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B Plan, the Fund pays the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the class of shares. Under the Class C Plan, the Fund pays the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the class of shares. There is no distribution plan with respect to the Fund's Class Y shares and the Fund pays no service or distribution fees with respect to its Class Y shares.

The Underwriter uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the Fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts including related overhead expenses.

The Underwriter uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to dealers for selling the Fund's Class B and Class C shares, respectively, and to offset the Fund's marketing costs attributable to such classes, such as the preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. The Underwriter may also use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the Underwriter's distribution activities.

The Underwriter receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

The Plans and the Principal Underwriting Contract specify that the Fund must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the Underwriter's expenses for the Fund exceeds the service or distribution fees it receives, the Fund will not be obligated to pay more than those fees. On the other hand, if the Underwriter's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be the Underwriter's sole responsibility and not that of the Funds. Annually, the Board reviews the Plans and the Underwriter's corresponding expenses for each class of shares of the Fund separately from the Plans and expenses of the other classes of shares.

Among other things, each Plan provides that (1) the Underwriter will submit to the Board at least quarterly, and the Board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the Fund under the Plan shall not be materially increased without the approval by a majority of the outstanding voting securities of the relevant class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of Board members who are not "interested persons" of the Trust shall be committed to the discretion of the Board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the Board members, the Underwriter allocates expenses attributable to the sale of each class of the Funds' shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of the Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

In approving the Class A Plan, the Class B Plan and the Class C Plan, the Board considered all the features of the distribution system and the anticipated benefits to the Funds and their shareholders. With regard to each Plan, the Board considered (1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, (2) the services provided to the Funds and their shareholders by the Underwriter,
(3) the services provided by dealers pursuant to each dealer agreement with the Underwriter, and (4) the Underwriter shareholder service-related and, where applicable, distribution-related expenses and costs. With respect to the Class B Plan, the Board also recognized that the Underwriters' willingness to compensate dealers without the concomitant receipt by the Underwriter of initial sales charges was conditioned upon its expectation of being compensated under the Class B Plan.

With respect to each Plan, the Board considered all compensation that the Underwriter would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The Board also considered the benefits that would accrue to the Underwriter under each Plan in that the Underwriter would receive service, distribution, advisory and administrative fees that are calculated based upon a percentage of the average net assets of the Funds which fees would increase if the Plans were successful and the Fund attained and maintained significant asset levels.

TRANSFER AGENCY SERVICES

PFPC Inc. ("PFPC"), a subsidiary of PNC Bank, N.A., serves as the Trust's transfer and dividend disbursing agent. It is located at 760 Moore Road, King of Prussia, PA 19406.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, New York, New York, is the independent registered public accounting firm of the Fund.

LEGAL COUNSEL

Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and the Independent Trustees.

PERSONAL TRADING POLICIES

The Trust, the Advisor and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Global Asset Management (including all employees of the Advisor and Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from: (i) knowingly buying, selling or transferring any security (subject to narrow exceptions) within five calendar days before or after that same security, or an equivalent security, is purchased or sold by the Fund; (ii) entering into a net short position with respect to any security that is held by the Fund; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures; and (iv) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested Trustee and any securities accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered Person or Interested Trustee (Independent Trustees are not required to file this report); and (2) quarterly reports of security investment transactions and new securities accounts. Independent Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Fund, or was being considered for purchase or sale by the Fund.

A copy of the Code of Ethics has been filed with and is available through the Commission.

PROXY VOTING POLICIES

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS Global AM (Americas). Following is a summary of UBS Global AM (Americas)'s proxy voting policy.

You may obtain information about the Fund's proxy voting decisions, without charge, online on the Trust's website (www.ubs.com/ubsglobalam-proxy) or the EDGAR database on the SEC's website (www.sec.gov).

The proxy voting policy of UBS Global AM (Americas) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM (Americas)'s proxy voting policy.

When UBS Global AM (Americas)'s view of a company's management is favorable, UBS Global AM (Americas) generally supports current management initiatives. When UBS Global AM (Americas)'s view is that changes to the management structure would probably increase shareholder value, UBS Global AM (Americas) may not support existing management proposals. In general, UBS Global AM (Americas): (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of the registered public accounting firm.

UBS Global AM (Americas) has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM (Americas) is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

BANK LINE OF CREDIT

The Fund participates with other funds managed by UBS Global AM in a $50 million committed credit facility with JPMorgan Chase Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes. Under the credit facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds participating in the credit facility. Interest is charged to each fund at rates based on prevailing market rates at the time of borrowings.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Fund invests are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund. Under its advisory agreements with the Fund, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for the Fund.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, the Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Fund, as to which the Advisor exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Fund or to the Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Advisor to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Fund by supplementing the Advisor's research.

The Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Fund effects its securities transactions may be used by the Advisor in servicing all of their accounts; not all such services may be used in connection with the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund). The Advisor will attempt to equitably allocate portfolio transactions among the Fund and others whenever concurrent decisions are made to purchase or sell securities by the Fund and another. In making such allocations between the Fund and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and the others. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling securities, the Fund may pay commissions to brokers who are affiliated with the Advisor or the Fund. The Fund may purchase securities in certain underwritten offerings for which an affiliate of the Fund or the Advisor may act as an underwriter. The Fund may effect futures transactions through, and pay commissions to, futures commission merchants who are affiliated with the Advisor or the Fund in accordance with procedures adopted by the Board.

PORTFOLIO TURNOVER

The Fund is free to dispose of its portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of the Fund's investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund's investment objective.

The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

The portfolio turnover rate for the Fund may exceed 100%, and in some years, 200%. A high portfolio turnover rate (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and ultimately by the Fund's shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

                          SHARES OF BENEFICIAL INTEREST

The Trust currently offers four classes of shares for the Fund: the UBS Fund-Class A (the Class A shares), UBS Fund-Class B (the Class B shares), UBS Fund-Class C (the Class C shares) and UBS Fund-Class Y (the Class Y shares). Class B shares include Sub-Class B-1 shares, Sub-Class B-2 shares, Sub-Class B-3 shares, and Sub-Class B-4 shares. The Fund is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the Fund and has identical voting, dividend, redemption, liquidation, and other rights and preferences as the other class of the Fund, except that only the Class A shares may vote on any matter affecting the Class A Plan. Similarly, only Class B shares and Class C shares may vote on matters that affect only the Class B Plan and Class C Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters, including changes to the Fund's fundamental investment objective and fundamental investment policies, changes to the Fund's investment advisory agreement and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Fund into a greater or lesser number of shares so affected. In the case of a liquidation of the Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution out of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by the Fund.

On any matters affecting only one series or class, only the shareholders of that series or class are entitled to vote. On matters relating to the Trust but affecting the series of the Trust differently, separate votes by the affected series or classes are required. With respect to the submission to shareholder vote of a matter requiring separate voting by series or class, the matter shall have been effectively acted upon with respect to any series or class if a majority of the outstanding voting securities of that series or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other series or class; and (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Fund. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the Fund. In addition, subject to certain conditions, shareholders of the Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

            REDUCED SALES CHARGES, ADDITIONAL PURCHASE, EXCHANGE AND
                    REDEMPTION INFORMATION AND OTHER SERVICES

SALES CHARGE REDUCTIONS AND WAIVERS

WAIVERS OF SALES CHARGES--CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

- Acquire shares in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring Fund;

- Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus; or

- Acquire shares in connection with shares purchased by UBS Global AM or any affiliate on behalf of a discretionary advisory client.

REINSTATEMENT PRIVILEGE--CLASS A SHARES. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. T he amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes--Special Rule for Class A Shareholders," below.

PURCHASES OF CLASS A SHARES THROUGH THE UBS FINANCIAL SERVICES INC. INSIGHTONE(SM) PROGRAM. Investors who purchase shares through the UBS Financial Services Inc. InsightOne(SM) Program are eligible to purchase Class A shares of the funds for which the Underwriter serves as investment advisor or investment manager without a sales load, and may exchange those shares for Class A shares of the Fund. The UBS Financial Services Inc. InsightOne(SM) Program offers a nondiscretionary brokerage account to UBS Financial Services Inc. clients for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.

PAYMENTS BY UBS GLOBAL AM--CLASS B SHARES. For purchases of Class B shares in amounts of less than $100,000, your broker is paid an up-front commission equal to 4% of the amount sold. For purchases of Class B shares in amounts of $100,000 up to $249,999, your broker is paid an up-front commission of 3.25%, and in amounts of $250,000 to $499,999, your broker is paid an up-front commission equal to 2.5% of the amount sold. For purchases of Class B shares in amounts of $500,000 to $999,999, your broker is paid an up-front commission equal to 1.75% of the amount sold.

PAYMENTS BY UBS GLOBAL AM--CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. As distributor of the Class Y shares, the Underwriter may, from time to time, make payments out of its own resources to dealers who sell Class Y shares of the Family Funds to shareholders who buy $5 million or more at any one time.

PURCHASES OF SHARES THROUGH THE PACE(SM) MULTI ADVISOR PROGRAM. An investor who participates in the PACE(SM) Multi Advisor Program is eligible to purchase Class A shares. The PACE(SM) Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE(SM) Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of UBS Financial Services Inc. and its affiliates are entitled to a waiver of this fee. Please contact your UBS Financial Services Inc. Financial Advisor or UBS Financial Services Inc. correspondent firms for more information concerning mutual funds that are available through the PACE(SM) Multi Advisor Program.

ADDITIONAL INFORMATION REGARDING PURCHASES THROUGH LETTER OF INTENT

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's investment professional and UBS Global Asset Management, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the Fund may be exchanged for shares of the corresponding class of other series of the Trust and most other Family Funds. Class Y shares are not eligible for exchange.

Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board, result in the necessity of the Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of the Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where the Fund computes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to redemption in-kind procedures

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adopted by the Board on behalf of the Fund, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Fund by nature of a greater than 5% ownership interest in the Fund.

The Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

FINANCIAL INSTITUTIONS. The Fund may authorize financial institutions, or their agents, to accept on the Fund's behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The Fund will be deemed to have received these purchase and redemption orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on the Fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

AUTOMATIC INVESTMENT PLAN--CLASS A, CLASS B AND CLASS C SHARES. The Underwriter or your investment professional offers an automatic investment plan with a minimum initial investment of $1,000 through which the Fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the Fund's Class A, Class B or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

AUTOMATIC CASH WITHDRAWAL PLAN--CLASS A, CLASS B, AND CLASS C

The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

- Class A and Class C shares. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

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-    Class B shares. Minimum value of Fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

Withdrawals under the Automatic Cash Withdrawal Plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the Fund account when the shareholder signed up for the plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the plan.

An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the shareholder elects to participate in the Automatic Cash Withdrawal Plan), less aggregate redemptions made other than pursuant to the Automatic Cash Withdrawal Plan, is less than the minimum values specified above. Purchases of additional shares of the Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly and semi-annual plans, your investment professional will arrange for redemption by the Fund of sufficient Fund shares to provide the withdrawal payments specified by participants in the Automatic Cash Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Net Asset Value") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the Automatic Cash Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish an Automatic Cash Withdrawal Plan from their investment professionals or PFPC at 1-800-647-1568.

INDIVIDUAL RETIREMENT ACCOUNTS

Self-directed IRAs are available in which purchases of shares of Family Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

TRANSFER OF ACCOUNTS

If investors holding Class A, Class B, Class C or Class Y shares of the Fund in a brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with PFPC. However, if the other firm has entered into a dealer agreement with the Underwriter relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

                                       55
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TRANSFER OF SECURITIES

At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by the Fund in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

                          CONVERSION OF CLASS B SHARES

Class B shares of the Fund will automatically convert to Class A shares of the Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Net Asset Value") of the month in which the sixth, fourth, third, or second anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through the exchange, or a series of exchanges the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

                                 NET ASSET VALUE

The Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is open for trading every day (each such day a "Business Day") except Saturdays, Sundays, and the following holidays: New

                                       56
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Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market ("Nasdaq") normally are valued at the Nasdaq Official Closing Price ("NOCP"); other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below). Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of the Advisor, the fair value of the security. Where those market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the Board. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the Board determines that this does not represent fair value.

                                    TAXATION

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

DISTRIBUTIONS OF NET INVESTMENT INCOME. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which income dividends may be paid to you. The Fund calculates income dividends and capital gains distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, any income dividends the Fund pays are taxable to you as ordinary income, EXCEPT THAT, a portion of the income dividends designated by the Fund will be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates.

CAPITAL GAIN DISTRIBUTIONS. The Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

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INVESTMENTS IN FOREIGN SECURITIES. The next four paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

PASS-THROUGH OF FOREIGN TAX CREDITS. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

You should also be aware that use of foreign dividends, designated by the Fund as dividends from qualifying foreign corporations and subject to reduced rates of taxation on qualified dividend income, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS. The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The Fund intends to elect and qualify, to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally will pay no federal income tax on the income and gains it distributes to you. The Board reserves the right not to elect or maintain regulated investment company status for the Fund if the Board determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid federal excise taxes, the Code requires a fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

-    98% of its taxable ordinary income earned during the calendar year;

- 98% of its capital gain net income earned during the twelve month period ending October 31; and

- 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF SHARES

REDEMPTIONS. Redemptions (including redemptions in-kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Family Fund, the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

SPECIAL RULE FOR CLASS A, B and C SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges shares of the Fund within 90 days of purchase and subsequently acquires shares of the Fund or another Family Fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis in the Fund or Family Fund shares subsequently acquired.

WASH SALES. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES. The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the.

                                       59
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The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS. For individual shareholders, it is anticipated that a portion of the income dividends paid by the Fund will be qualified dividend income eligible for taxation at long-term capital gain rates. This reduced rate of taxation generally is available for dividends paid by the Fund out of income earned on its investment in:

-    domestic corporations, and

-    qualified foreign corporations, including:

     -    corporations incorporated in a possession of the U.S.,

     - corporations eligible for income tax treaty benefits with the U.S. under treaties determined by the Treasury Department to be qualified, and

     -    corporations whose stock is traded on domestic securities exchange.

Dividends from corporations exempt from tax, dividends from passive foreign investment companies (PFICs), and dividends paid from interest earned by the Fund on debt securities generally will not qualify for this favorable tax treatment.

Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. For corporate shareholders, it is anticipated that a portion of the dividends paid by the Fund will qualify for the dividends-received deduction, provided certain holding period requirements are met. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. The dividends-received deduction is available only with respect to dividends designated by the Fund as qualifying for this treatment. Qualifying dividends generally are limited to dividends of domestic corporations. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES. The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:

DERIVATIVES. With respect to the Funds' investment in certain options, futures, forwards or foreign currency contracts, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

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CONSTRUCTIVE SALES. The Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

TAX STRADDLES. The Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

SECURITIES PURCHASED AT DISCOUNT. The Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. The Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

NON-U.S. SHAREHOLDERS. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

The United Sates imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends. Capital gain dividends paid by a Fund from long-term capital gains are generally exempt from withholding. The American Jobs Creation Act of 2004 also exempts from withholding dividends paid by a Fund from interest income and short-term capital gains to the extent such income would be exempt if earned directly by the non-U.S. shareholder. Thus, capital gain dividends paid by a Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless the gain is effectively connected with the conduct of a trade or business in the United States or you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

Similarly, interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another RIC.

The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

The American Jobs Creation Act of 2004 also provides a partial exemption from U.S estate tax for stock in a Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

Special U.S. tax certification requirements apply to non-U.S.
Shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other Form W-8 if applicable) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

You should consult your tax advisor about the federal, state, local or foreign tax consequences of an investment in a Fund.

                            PERFORMANCE CALCULATIONS

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Fund's past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by the Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period.

To help investors better evaluate how an investment in the Fund might satisfy their investment objectives, advertisements regarding the Fund may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Lehman Brothers Treasury Index; Salomon Smith Barney Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor;

                                       61
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and financial publications, such as Business Week, Kiplinger's Personal Finance,
Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund's calculations of yield or total return.

Performance information for the various classes of shares of the Fund will vary due to the effect of expense ratios on the performance calculations.

        FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT REGISTERED
                           PUBLIC ACCOUNTING FIRM

Because the Fund is new, financial statements are not yet available for the Fund.

                                       62
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                                   APPENDIX A

                             CORPORATE DEBT RATINGS

  MOODY'S INVESTORS SERVICE, INC. DESCRIBES CLASSIFICATIONS OF CORPORATE BONDS
                                   AS FOLLOWS:

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                       A-1
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NOTE: Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

STANDARD & POOR'S RATINGS GROUP DESCRIBES CLASSIFICATIONS OF CORPORATE BONDS AS
FOLLOWS:

AAA. This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC. The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

D. Debt rated D is in default, or is expected to default upon maturity or payment date.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                       A-2
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                                   APPENDIX B

                                 SECONDARY RISKS

Listed below are the secondary risks of investing in the Fund.

COUNTERPARTY RISK The risk that when the Fund engages in repurchase, reverse repurchase, derivative, when-issued, forward commitment, delayed settlement, securities lending and swap transactions with another party, it relies on the other party to consummate the transaction and is subject to the risk of default by the other party. Failure of the other party to complete the transaction may cause the Fund to incur a loss or to miss an opportunity to obtain a price believed to be advantageous.

CREDIT RISK The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Debt securities rated below investment grade are especially susceptible to this risk.

DERIVATIVE RISK The risk that downward price changes in a security may result in a loss greater than the Fund's investment in the security. This risk exists through the use of certain securities or techniques that tend to magnify changes in an index or market.

HIGH YIELD RISK The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be of poor standing and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure. Bonds in this category may also be called "high yield bonds" or "junk bonds."

NON-PUBLIC SECURITIES RISK The risk that there may be a less liquid market for unlisted securities than for publicly traded securities. The Fund, therefore, may not be able to resell its investments. In addition, less disclosure is required from non-public companies. Although unlisted securities may be resold in private transactions, the prices realized from the sale may be less than what the investing Fund considers the fair value of the securities.

PREPAYMENT RISK The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

                                       B-1
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